UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08004

AMG Funds IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 - October 31, 2017

(Annual Shareholder Report)

Item 1. Reports to Stockholders.

ANNUAL REPORT

AMG Funds October 31, 2017 AMG Funds IV Class N, I, R & Z Shares Equity Fixed Income Alternative International Balanced

amgfunds.com	103117	AR082

AMG Funds

Annual Report — October 31, 2017

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	133

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	141

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	145

Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	152

Financial Highlights	153

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	203

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	228

TRUSTEES AND OFFICERS	229

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	232

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds.Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The last 12 months was a strong period for equity markets as the health of the global economy improved amid an environment of low volatility and higher returns. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 23.63% during the fiscal year ended October 31, 2017. Small cap stocks performed even better with a 27.85% return for the small cap Russell 2000® Index.

Following the surprising U.S. presidential election results last November, interest rates spiked and pro-cyclical sectors rallied, especially financials, as the new administration’s plans for tax reform and increased fiscal spending drove a reflationary theme of stronger future economic growth. Equity market volatility fell to historic lows during the year while major indexes notched record highs. The rally in pro-cyclicals ebbed and flowed at times as investors assessed the Trump administration’s ability to enact pro-growth tax reform and infrastructure spending. Later in the year, elevated geopolitical tensions from saber-rattling in North Korea and devastation from three major hurricanes did not disrupt the equity bull market. In September, the S&P 500 Index marked eight straight quarters of positive returns and has not seen a pullback greater than 5% since the summer of 2016.

In total, all but one sector of the S&P 500 Index was positive during the last 12 months; however, there was significant dispersion in performance across sectors. Information technology and financials stocks led the Index with returns of 38.99% and 37.06%, respectively, while companies within the energy and telecommunication services sectors were the laggards with returns of 2.60% and -1.37%, respectively. International stock performance significantly improved from the prior year with a return of 23.64%, as measured by the MSCI All Country World ex-USA Index. The U.S. Dollar weakened during the year, providing a boost for international investments in Dollar terms. Additionally, emerging markets equities outperformed developed markets, as the MSCI Emerging Markets Index returned 26.45% for the year, compared with a 23.44% return for the developed market MSCI EAFE Index.

The U.S. bond market produced slightly positive returns for the year, as measured by the 0.90% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance. Interest rates spiked following the presidential election leading to price declines for most bonds. Returns improved as interest rates generally fell through the spring and summer. Overall, 10-year U.S. Treasury Notes rose 54 basis points during the year to end at a yield of 2.38%. The U.S. Federal Reserve (the Fed) continued to normalize interest rates by hiking the federal funds rate three times and signaled further tightening in the future through benchmark interest rate increases and the gradual reduction of its massive balance sheet. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with an 8.92% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. Additionally, we oversee and distribute a number of complementary open-architecture mutual funds sub advised by unaffiliated investment managers.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2017*
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	23.63%	10.77%	15.18%
Small Caps	(Russell 2000® Index)	27.85%	10.12%	14.49%
International	(MSCI All Country World ex-USA Index)	23.64%	5.71%	7.29%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	0.90%	2.40%	2.04%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	8.92%	5.56%	6.27%
Tax-exempt	(Bloomberg Barclays U.S. Municipal Bond Index)	2.19%	3.04%	3.00%
Treasury Bills	(ICE BofA Merrill Lynch 6-Month U.S. Treasury Bill Index)	0.84%	0.56%	0.40%

*	Source: Factset. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Managers Fairpointe ESG Equity Fund
Based on Actual Fund Return
Class N	1.09%	$1,000	$1,030	$5.58
Class I	.90%	$1,000	$1,030	$4.61
Based on Hypothetical 5% Annual Return
Class N	1.09%	$1,000	$1,020	$5.55
Class I	.90%	$1,000	$1,021	$4.58

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG River Road Focused Absolute Value Fund
Based on Actual Fund Return
Class N	1.00%	$1,000	$1,022	$5.10
Class I	.75%	$1,000	$1,023	$3.82
Class Z**	.71%	$1,000	$979	$0.60
Based on Hypothetical 5% Annual Return
Class N	1.00%	$1,000	$1,020	$5.09
Class I	.75%	$1,000	$1,021	$3.82
Class Z**	.71%	$1,000	$1,022	$3.62

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Managers Montag & Caldwell Growth Fund
Based on Actual Fund Return
Class N	1.15%	$1,000	$1,084	$6.04
Class I	.94%	$1,000	$1,085	$4.94
Class R	1.41%	$1,000	$1,083	$7.40
Based on Hypothetical 5% Annual Return
Class N	1.15%	$1,000	$1,019	$5.85
Class I	.94%	$1,000	$1,020	$4.79
Class R	1.41%	$1,000	$1,018	$7.17
AMG River Road Dividend All Cap Value Fund
Based on Actual Fund Return
Class N	1.13%	$1,000	$1,035	$5.79
Class I	.87%	$1,000	$1,036	$4.46
Class Z**	.78%	$1,000	$1,006	$0.66
Based on Hypothetical 5% Annual Return
Class N	1.13%	$1,000	$1,020	$5.75
Class I	.87%	$1,000	$1,021	$4.43
Class Z**	.78%	$1,000	$1,021	$3.97
AMG River Road Dividend All Cap Value Fund II
Based on Actual Fund Return
Class N	1.26%	$1,000	$1,039	$6.48
Class I	.92%	$1,000	$1,041	$4.73
Class Z**	.90%	$1,000	$1,007	$0.77
Based on Hypothetical 5% Annual Return
Class N	1.26%	$1,000	$1,019	$6.41
Class I	.92%	$1,000	$1,021	$4.69
Class Z**	.90%	$1,000	$1,021	$4.58

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Managers Fairpointe Mid Cap Fund
Based on Actual Fund Return
Class N	1.13%	$1,000	$979	$5.64
Class I	.88%	$1,000	$981	$4.39
Class Z**	.79%	$1,000	$972	$0.66
Based on Hypothetical 5% Annual Return
Class N	1.13%	$1,000	$1,020	$5.75
Class I	.88%	$1,000	$1,021	$4.48
Class Z**	.79%	$1,000	$1,021	$4.02
AMG Managers Montag & Caldwell Mid Cap Growth Fund
Based on Actual Fund Return
Class N	1.23%	$1,000	$1,070	$6.42
Class I	1.00%	$1,000	$1,071	$5.22
Based on Hypothetical 5% Annual Return
Class N	1.23%	$1,000	$1,019	$6.26
Class I	1.00%	$1,000	$1,020	$5.09
AMG Managers LMCG Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.28%	$1,000	$1,057	$6.64
Class I	1.03%	$1,000	$1,059	$5.34
Based on Hypothetical 5% Annual Return
Class N	1.28%	$1,000	$1,019	$6.51
Class I	1.03%	$1,000	$1,020	$5.24
AMG River Road Small-Mid Cap Value Fund
Based on Actual Fund Return
Class N	1.33%	$1,000	$1,041	$6.84
Class I	1.08%	$1,000	$1,042	$5.56
Class Z**	1.04%	$1,000	$987	$0.88
Based on Hypothetical 5% Annual Return
Class N	1.33%	$1,000	$1,019	$6.77
Class I	1.08%	$1,000	$1,020	$5.50
Class Z**	1.04%	$1,000	$1,020	$5.30

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG River Road Small Cap Value Fund
Based on Actual Fund Return
Class N	1.37%	$1,000	$1,035	$7.03
Class I	1.12%	$1,000	$1,037	$5.75
Class Z**	1.03%	$1,000	$1,000	$0.87
Based on Hypothetical 5% Annual Return
Class N	1.37%	$1,000	$1,018	$6.97
Class I	1.12%	$1,000	$1,020	$5.70
Class Z**	1.03%	$1,000	$1,020	$5.24
AMG Managers Silvercrest Small Cap Fund
Based on Actual Fund Return
Class N	1.39%	$1,000	$1,073	$7.26
Class I	1.15%	$1,000	$1,074	$6.01
Class Z**	1.08%	$1,000	$1,011	$0.92
Based on Hypothetical 5% Annual Return
Class N	1.39%	$1,000	$1,018	$7.07
Class I	1.15%	$1,000	$1,019	$5.85
Class Z**	1.08%	$1,000	$1,020	$5.50
AMG GW&K U.S. Small Cap Growth Fund
Based on Actual Fund Return
Class N	1.24%	$1,000	$1,112	$6.60
Class I	1.03%	$1,000	$1,113	$5.49
Class Z	.90%	$1,000	$1,115	$4.80
Based on Hypothetical 5% Annual Return
Class N	1.24%	$1,000	$1,019	$6.31
Class I	1.03%	$1,000	$1,020	$5.24
Class Z	.90%	$1,000	$1,021	$4.58

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Managers DoubleLine Core Plus Bond Fund
Based on Actual Fund Return
Class N	.94%	$1,000	$1,020	$4.79
Class I	.68%	$1,000	$1,021	$3.46
Class Z**	.60%	$1,000	$1,002	$0.51
Based on Hypothetical 5% Annual Return
Class N	.94%	$1,000	$1,020	$4.79
Class I	.68%	$1,000	$1,022	$3.47
Class Z**	.60%	$1,000	$1,022	$3.06
AMG Managers Lake Partners LASSO Alternatives Fund
Based on Actual Fund Return
Class N	1.40%	$1,000	$1,029	$7.16
Class I	1.15%	$1,000	$1,031	$5.89
Based on Hypothetical 5% Annual Return
Class N	1.40%	$1,000	$1,018	$7.12
Class I	1.15%	$1,000	$1,019	$5.85
AMG River Road Long-Short Fund***
Based on Actual Fund Return
Class N	1.45%	$1,000	$1,035	$7.44
Class I	1.20%	$1,000	$1,037	$6.16
Class Z**	1.12%	$1,000	$997	$0.95
Based on Hypothetical 5% Annual Return
Class N	1.45%	$1,000	$1,018	$7.37
Class I	1.20%	$1,000	$1,019	$6.11
Class Z**	1.12%	$1,000	$1,020	$5.70
AMG Managers Guardian Capital Global Dividend Fund
Based on Actual Fund Return
Class N	.91%	$1,000	$1,086	$4.78
Class I	1.05%	$1,000	$1,085	$5.52
Based on Hypothetical 5% Annual Return
Class N	.91%	$1,000	$1,021	$4.63
Class I	1.05%	$1,000	$1,020	$5.35

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2017	Expense Ratio for the Period	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Expenses Paid During the Period*
AMG Managers Pictet International Fund
Based on Actual Fund Return
Class N	1.30%	$1,000	$1,104	$6.89
Class I	1.03%	$1,000	$1,105	$5.46
Class Z**	.94%	$1,000	$1,017	$0.81
Based on Hypothetical 5% Annual Return
Class N	1.30%	$1,000	$1,019	$6.61
Class I	1.03%	$1,000	$1,020	$5.24
Class Z**	.94%	$1,000	$1,020	$4.79
AMG Managers Value Partners Asia Dividend Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,163	$6.49
Class I	1.15%	$1,000	$1,163	$6.27
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	1.15%	$1,000	$1,019	$5.85
AMG Managers Montag & Caldwell Balanced Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,050	$6.15
Class I	1.10%	$1,000	$1,051	$5.69
Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.06
Class I	1.10%	$1,000	$1,020	$5.60
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
**	Commenced operations on October 2, 2017 and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (31), then divided by 365.
***	Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 3.90%, 3.65% and 3.38% for Class N, Class I and Class Z, respectively, and your actual and hypothetical expenses paid during the period would be $20.01 and $19.71, $18.74 and $18.46 and $2.87 and $17.11 for Class N, Class I and Class Z, respectively.

AMG Managers Fairpointe ESG Equity Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

The AMG Managers Fairpointe ESG Equity Fund (the “Fund”), (formerly AMG Managers Fairpointe Focused Equity Fund) Class N shares returned 21.83% for the fiscal year ended October 31, 2017, slightly underperforming the Russell 1000® Index, which returned 23.67%. The Fund’s strategy is characterized by a long-term view, a portfolio of high-conviction investments, a focus on purchasing securities at a significant discount to fair value, and a willingness to hold (and add to) positions through volatile markets.

With the Fund’s transition from Focused Equity to the ESG Strategy, the Fund sold several positions that did not fit our mandate of owning companies with strong environmental, social and governance records. We have developed internal guidelines and processes to evaluate each company based on these factors. Fairpointe has a history of active engagement on governance issues and has always been environmentally and socially aware. We have now formalized these practices into written guidelines.

FISCAL YEAR REVIEW

The Fund’s largest contributors to performance during the period were FMC Corporation (FMC), Cree, Inc. (CREE), Kennametal Inc. (KMT), Unilever PLC (UL), and VMware, Inc. (VMW).

FMC Corporation recently completed the acquisition of DuPont’s agricultural crop protection business in an accretive transaction. The company also plans to spin off its small but fast growing and highly profitable lithium business, which is benefiting from the growth in electric vehicles. These corporate restructurings created significant value this year.

Cree’s stock price increased based on the newly hired CEO’s semiconductor background and his strategic review of the company. Investors also expect more focus on Cree’s faster growing chip business.

Kennametal’s stock price was driven by cost reductions and recovering end markets, which resulted in improved pricing and demand.

Detractors from performance for the fiscal year were Mattel, Inc. (MAT), General Electric Company (GE), Discovery Communications, Inc. (DISCA), Ralph Lauren Corporation (RL), and Hormel Foods Corporation (HRL).

Mattel has a new management team led by Margo Georgiadis. They are refreshing core brands, simplifying the portfolio while significantly reducing costs, and focusing on the emerging markets in China and India. This has been a difficult year for Mattel with the bankruptcy of Toys R Us, yet we remain optimistic about the strategic plan and find the valuation very compelling.

General Electric also has a new CEO, John Flannery, with a dramatic transformation plan; his review has yielded a reduced outlook and a significant cut in the dividend. Mr. Flannery is focused on cash flow and capital allocation, which is refreshing and appropriate, but disappointing in the timing of the turnaround.

Hormel Foods is a new position purchased on the thesis that the market has not given them credit for their expanded portfolio of value-added products. Higher input costs, resulted in a tough quarter, which we believe is a temporary issue. The company has a history of strong returns and a conservative balance sheet and is cited as one of the top employers in the country.

ADDITIONS AND ELIMINATIONS

Fifteen new stocks were added to the Fund during the fiscal year—Akamai Technologies, Bank of New York Mellon, DXC Technology, Dean Foods, General Electric, Hormel Foods, IBM, Lions Gate Entertainment, Mattel, Micro Focus Intl, Patterson Companies, Qualcomm, Ralph Lauren, Varex Imaging Corp, and WPP PLC. Three of these were spin-offs from existing holdings (DXC, Micro Focus and Varex Imaging).

Qualcomm was purchased with the thesis that the significant intellectual property in its patent portfolio was being dramatically discounted by the market. We do not believe the IP battle with Apple will have the negative consequences the market is expecting.

The experienced management team has created a unique technology franchise that, in our opinion, is underappreciated and not properly valued.

Since the close of the fiscal year, both Qualcomm and Mattel have had takeover offers that have resulted in a significant move in their stock prices. While they both have rebuffed the offers, we believe the development demonstrates the significant undervaluation of these companies.

Ten holdings were eliminated during the fiscal year—Apache Corp, Baker Hughes, Fluor Corp, Greif, News Corp, Ralph Lauren, Staples, Transocean, Twenty-First Century FOX, and Varex Imaging Corp.

The Fund remains overweight relative to its benchmarks in the consumer discretionary, technology, and industrials sectors. This outcome is driven by our fundamental, bottom up valuation-based approach to stock selection. As our holding period is generally three to five years, we advocate patience to allow the discount between current security prices and our estimates of fair value to narrow.

OUTLOOK

The U.S. economy continues its recovery. We would not be surprised to see increased volatility in equity markets due to high equity valuations; we will seek to capitalize on opportunities emerging due to near-term disruptions.

The Fund’s holdings remain attractively positioned relative to its equity benchmark and other asset classes (e.g. fixed income). As of October 31, 2017, the Fund’s holdings trade at 16.3x 2018 consensus earnings estimates, while the Russell 1000® trades at 17.3x. Moreover, the Fund’s holdings trade at 1.1x enterprise value/trailing 12 months’ revenue, which is a substantial discount to the Russell 1000® benchmark of 2.1x.1

[1]	Factset.

The views expressed represent the opinions Fairpointe Capital LLC as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe ESG Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Fairpointe ESG Equity Fund’s (formerly known as AMG Managers Fairpointe Focused Equity Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Fairpointe ESG Equity Fund’s Class N shares on December 24, 2014, to a $10,000 investment made in the Russell 1000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Fairpointe ESG Equity Fund and the Russell 1000® Index for the same time periods ended October 31, 2017.

Average Annual Total Returns [1]	One Year	Since Inception	Inception Date
AMG Managers Fairpointe ESG Equity Fund2, [3,4,5,6,7,8]
Class N	21.83%	6.19%	12/24/14
Class I	22.04%	6.41%	12/24/14
Russell 1000® Index[9]	23.67%	9.85%	12/24/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.
[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[5]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[6]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe ESG Equity Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	31.8
Consumer Discretionary	18.7
Industrials	12.5
Consumer Staples	12.2
Financials	9.0
Health Care	8.3
Materials	3.8
Energy	1.3
Other Assets Less Liabilities	2.4

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Cree, Inc.	4.9
Quanta Services, Inc.	4.2
Unilever PLC, Sponsored ADR	4.2
Varian Medical Systems, Inc.	4.1
WPP PLC, Sponsored ADR	4.0
International Business Machines Corp.	4.0
Northern Trust Corp.	4.0
VMware, Inc., Class A	3.9
FMC Corp.	3.8
Liberty Interactive Corp. QVC Group, Class A	3.8

Top Ten as a Group	40.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe ESG Equity Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 97.6%
Consumer Discretionary – 18.7%
Carnival Corp.	1,400	$92,946
Discovery Communications, Inc., Class C *	2,800	49,868
Liberty Interactive Corp. QVC Group, Class A *	11,000	249,920
Lions Gate Entertainment Corp., Class B *	7,100	196,386
Mattel, Inc.	14,326	202,283
Scholastic Corp.	4,600	169,924
WPP PLC, Sponsored ADR (United Kingdom)	3,000	264,870
Total Consumer Discretionary		1,226,197
Consumer Staples – 12.2%
Dean Foods Co.	11,300	110,175
Hormel Foods Corp.	6,600	205,656
PepsiCo, Inc.	500	55,115
Unilever PLC, Sponsored ADR (United Kingdom)	4,800	271,920
Wal-Mart Stores, Inc.	1,800	157,158
Total Consumer Staples		800,024
Energy – 1.3%
BP PLC, Sponsored ADR (United Kingdom)	2,100	85,407
Financials – 9.0%
Legg Mason, Inc.	5,400	206,172
Northern Trust Corp.	2,800	261,856
The Bank of New York Mellon Corp.	2,400	123,480
Total Financials		591,508
Health Care – 8.3%
Hologic, Inc. *	4,100	155,185
Patterson Cos, Inc.	3,100	114,700
Varian Medical Systems, Inc. *	2,600	270,894
Total Health Care		540,779
Industrials – 12.5%
AGCO Corp.	2,900	198,853
General Electric Co.	7,700	155,232

	Shares	Value
Kennametal, Inc.	4,400	$192,060
Quanta Services, Inc. *	7,300	275,429
Total Industrials		821,574
Information Technology – 31.8%
Akamai Technologies, Inc. *	3,800	198,550
Cisco Systems, Inc.	5,000	170,750
Cree, Inc. *	9,000	321,300
DXC Technology Co.	1,426	130,508
Hewlett Packard Enterprise Co.	12,400	172,608
HP, Inc.	9,300	200,415
International Business Machines Corp.	1,700	261,902
Micro Focus International PLC, Sponsored ADR (United Kingdom)*	1,730	60,429
QUALCOMM, Inc.	2,200	112,222
Teradata Corp. *	6,000	200,700
VMware, Inc., Class A *	2,100	251,349
Total Information Technology		2,080,733
Materials – 3.8%
FMC Corp.	2,700	250,722
Total Common Stocks (Cost $5,029,746)		6,396,944
Short-Term Investments – 2.4%
Other Investment Companies – 2.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[1]	155,911	155,911
Total Short-Term Investments (Cost $155,911)		155,911
Total Investments – 100.0% (Cost $5,185,657)		6,552,855
Other Assets, less Liabilities – 0.0%#		968
Net Assets – 100.0%		$6,553,823

#	Less than 0.05%.
*	Non-income producing security.
[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$6,396,944	—	—	$6,396,944
Short-Term Investments	155,911	—	—	155,911

Total Investments in Securities	$6,552,855	—	—	$6,552,855

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG River Road Focused Absolute Value Fund (the “Fund”) Class N shares returned 17.42%, compared to the 18.30% return for the Russell 3000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was real estate, which benefited from strong stock selection. The Fund’s relative return also benefited from a lack of exposure to the energy sector. This was partially offset by negative stock selection in financials and consumer staples. From a market cap perspective, the Fund’s mid cap holdings significantly outperformed while small caps were a headwind.

The two holdings with the largest positive contribution to portfolio return were Liberty Interactive Corporation Ventures Series A (LVNTA) and Spirit Aerosystems Holdings Inc. (SPR). LVNTA is a tracking stock representing the economic performance of digital and media investments, the most valuable of which are its stakes in Liberty Broadband Corp. (LBRDK) and Charter Communications Inc. (Cl A) (CHTR). LVNTA’s business model is dependent on the exceptional capital allocation skills of its Chairman, Dr. John Malone, and CEO Greg Maffei, who share a long track record of building shareholder value. In Q4 2015, we established a position in LVNTA as the market failed to fully appreciate the value of LVNTA’s assets. Displeased with the embedded discount in the stock, LVNTA management announced plans to spin off assets into separate publicly traded companies in order to reduce the company’s “complexity discount.” Executing this plan included spinning off its Expedia stake into a separate legal entity and announcing a merger with General Communication Inc. (GNCMA), the largest cable provider and second-largest wireless provider in Alaska. After the merger and reattribution of some assets and liabilities between LVNTA and QVC, LVNTA will no longer be a tracking stock, which should set up a potential tax efficient combination with CHTR or another entity in the future. Throughout the year, Charter has appreciated in value as the company’s integration of Time Warner Cable continues to progress smoothly. Furthermore, according to media reports, a variety of industry participants have expressed an interest in pursuing an acquisition of Charter.

SPR is the largest independent non-OEM designer and manufacturer of aero-structures such as fuselages, engine casings, and wing components. SPR was purchased in Q2 2016, when the company was trading at a significant discount to its peers and free cash flow generation was accelerating. Key to the investment thesis was Spirit’s entrenchment in its customers’ supply chains (Boeing and Airbus) that contributed to a seven-year revenue backlog, more than 80% of revenue under long-term exclusive contracts, and a management team willing to return capital to shareholders. In early August, SPR announced quarterly revenue and earnings above consensus expectations, raised annual guidance, and revealed that the longstanding negotiation with Boeing (dating back to 2015) had finally come to a close. The agreement with Boeing removed a major source of uncertainty and provided pricing and volume visibility through 2022. Based on the pricing agreement, management also increased free cash flow conversion guidance. Through our holding period, Spirit grew free cash flow, initiated a dividend, and retired ~15% of shares outstanding at a discount to assessed valuation.

The two holdings with the largest negative contribution to the Fund’s return were Vista Outdoor Inc. (VSTO) and L Brands Inc. (LB). Vista Outdoor Inc. (VSTO), a maker and marketer of outdoor sporting and recreation goods. VSTO was purchased in the Fund in late November 2016, well into a period of stock price weakness due to poor fiscal Q1 earnings. Our investment thesis in Vista was predicated on the company’s ability to continue consolidating the branded outdoor products market, where growth prospects are higher than the legacy hunting and shooting business. In January, VSTO unexpectedly announced a material non-cash impairment precipitated by a sharp decline in consumer spending on firearms and related accessories during the holiday season. Management further disappointed with weak guidance driven by bloated channel inventories as retailers had built large inventories of firearms, firearm accessories, and ammunition expecting a different presidential election result. We lowered our fiscal 2017 and 2018 financial forecasts since it is likely to take several quarters for channel inventories to correct. With a pressing need to focus on debt reduction, our thesis became impaired as management signaled a slower pace of M&A activity. The Fund exited the position in accordance with our sell discipline.

In February, Victoria’s Secret and Bath and Body Works which LB owns reported Q4 earnings ahead of estimates but issued disappointing guidance for Q1 and 2017 that fell short of both our and Wall Street’s expectations. Comparable sales for Q1 were expected to decline high-single digits to low-double digits, with a mid- to high-teens decline in February versus previous guidance for a mid-single digit decline. The magnitude of the deceleration in comparable sales sent shares down precipitously as investors extrapolated monthly sales results. Management acknowledged a substantial decrease in mall traffic during the month, as well as the impact of delayed tax refunds compared to last year, which was partially offset by strong online sales across both businesses. Investors remained concerned about the impact of mall traffic on comparable sales, a key risk to the investment thesis. The Fund exited the position in accordance with our sell discipline.

POSITIONING AND OUTLOOK

The Fund invests in companies that we believe represent the most attractive combination of risk (conviction) and reward (discount) available across the River Road universe of holdings. The largest changes to positioning in the Fund over the last year were a decrease in the industrials exposure and an increase to financials. Exposure to industrials decreased as several holdings approached their assessed valuations and exposure to financials increased as a larger number of opportunities emerged in the Fund’s investment universe.

We believe the Fund is attractively positioned relative to the benchmark from the perspective of valuation, quality, and long-term earnings growth. Further, if returns do moderate in the coming year, we expect the Fund’s holdings and low volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Focused Absolute Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Focused Absolute Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Focused Absolute Value Fund’s Class N shares on November 3, 2015, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Focused Absolute Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2017.

Average Annual Total Returns [1]	One Year	Since Inception	Inception Date
AMG River Road Focused Absolute Value Fund[2,3,4,5,6,7,8,9]
Class N	17.42%	12.89%	11/03/15
Class I	17.72%	13.19%	11/03/15
Class Z	—	(2.13%)	09/29/17
Russell 3000® Value Index[10]	18.30%	11.50%	11/03/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).

[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[8]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[9]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[10]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Focused Absolute Value Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	33.7
Financials	26.2
Information Technology	12.4
Health Care	9.4
Consumer Staples	6.4
Utilities	4.0
Industrials	3.9
Real Estate	3.0
Other Assets Less Liabilities	1.0

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Berkshire Hathaway, Inc., Class B	7.4
Premier, Inc., Class A	6.1
Liberty Ventures, Class A	6.1
White Mountains Insurance Group, Ltd.	5.0
Oaktree Capital Group LLC, MLP	4.5
Comcast Corp., Class A	4.1
National Fuel Gas Co.	4.0
Armstrong World Industries, Inc.	3.9
CVS Health Corp.	3.8
The Interpublic Group of Cos, Inc.	3.8

Top Ten as a Group	48.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Focused Absolute Value Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 99.0%
Consumer Discretionary – 33.7%
Advance Auto Parts, Inc.	8,472	$692,501
Asbury Automotive Group, Inc. *	14,898	914,737
Cinemark Holdings, Inc. [1]	21,591	784,617
Comcast Corp., Class A	28,121	1,013,200
General Motors Co.	20,865	896,778
The Interpublic Group of Cos, Inc.	48,533	934,260
Liberty Global PLC Lilac Group, Class C (United Kingdom)*	42,065	925,430
Liberty Media Corp-Liberty SiriusXM, Class C *	15,432	642,743
Liberty Ventures, Class A *,1	26,104	1,486,884
Total Consumer Discretionary		8,291,150
Consumer Staples – 6.4%
Coty, Inc., Class A	41,625	641,025
CVS Health Corp.	13,772	943,795
Total Consumer Staples		1,584,820
Financials – 26.2%
Berkshire Hathaway, Inc., Class B *	9,786	1,829,395
Oaktree Capital Group LLC, MLP	24,377	1,116,466
Oaktree Specialty Lending Corp.	137,628	799,619
U.S. Bancorp	12,178	662,240
Wells Fargo & Co.	14,458	811,672
White Mountains Insurance Group, Ltd.	1,380	1,227,027
Total Financials		6,446,419
Health Care – 9.4%
DaVita, Inc. *	13,528	821,691
Premier, Inc., Class A *	45,965	1,501,676
Total Health Care		2,323,367
Industrials – 3.9%
Armstrong World Industries, Inc. *	18,661	953,577
Information Technology – 12.4%
Blackhawk Network Holdings, Inc. *	17,558	596,094
Cars.com, Inc. *,1	34,230	815,358
Mitel Networks Corp. (Canada)*	99,193	852,068

	Shares	Value
Sabre Corp.	40,496	$792,102
Total Information Technology		3,055,622
Real Estate – 3.0%
Iron Mountain, Inc., REIT	18,333	733,320
Utilities – 4.0%
National Fuel Gas Co. [1]	16,849	978,085
Total Common Stocks (Cost $23,403,034)		24,366,360

	Principal
	Amount
Short-Term Investments – 9.7%
Repurchase Agreements – 8.5%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,020,000)	$1,000,000	1,000,000
Credit Suisse Securities (USA) LLC, dated 10/31/17, due 11/01/17, 1.010% total to be received $1,000,028 (collateralized by various U.S. Government Agency Obligations, 0.375% -2.125%, 01/15/19 - 02/15/44, totaling $1,020,011)	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $100,676 (collateralized by various U.S. Government Agency Obligations, 2.000% -2.125%, 03/31/24 - 06/30/24, totaling $102,686)	100,673	100,673
Total Repurchase Agreements		2,100,673

	Shares
Other Investment Companies – 1.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	293,526	293,526
Total Short-Term Investments (Cost $2,394,199)		2,394,199
Total Investments – 108.7% (Cost $25,797,233)		26,760,559
Other Assets, less Liabilities – (8.7)%		(2,146,010)
Net Assets – 100.0%		$24,614,549

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $2,076,480 or 8.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$24,366,360	—	—	$24,366,360
Short-Term Investments
Repurchase Agreements	—	$2,100,673	—	2,100,673
Other Investment Companies	293,526	—	—	293,526

Total Investments in Securities	$24,659,886	$2,100,673	—	$26,760,559

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2017, the AMG Managers Montag & Caldwell Growth Fund (the “Fund”) Class N shares returned 17.99%, compared to the 29.71% return for its benchmark, the Russell 1000® Growth Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The process is primarily bottom up and utilizes a present valuation model in which the current price of the stock is related to the risk adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in growth stocks selling at a discount to estimates of fair value and at a time when relative earnings per share growth is visible for the intermediate term.

MARKET ENVIRONMENT

U.S. stock indices experienced strong gains for the twelve months ended October 31, 2017, with a bias toward small cap stocks. The Russell 1000® (large cap) Index was up 23.67%, the Russell Midcap® Index (mid cap) was up 21.09%, and the Russell 2000® Index (small cap) was up 27.85% for the 12 months ended October 31, 2017. There was, however, a significant bias toward growth, particularly in the second half of the 12-month period. For the full 12 months, growth outperformed value in each size segment, with the widest spread in returns between large cap growth and large cap value. As mentioned, the Russell 1000® Growth Index (large cap growth) was up 29.71% vs. a 17.78% return for the Russell 1000® Value Index (large cap value). The performance advantage of growth over value in both the mid cap and small cap areas was also meaningful, though less pronounced than in large cap.

PERFORMANCE REVIEW

While the major indices all posted solid gains during the 12-month period, there were several notable, some would say violent, underlying rotations that occurred throughout the period. Following the U.S. presidential election and the surprise victory of Donald Trump as our 45th president, U.S. stocks embarked upon a vigorous rally to close out 2016. The rally was lopsided, however, with most of the upside coming in small cap, cyclical and value-oriented issues (like financials, energy, materials and industrials) as the biggest perceived beneficiaries of President Trump’s economic agenda, which included lower corporate taxes, lighter business regulation and potential domestic infrastructure spending. In fact, all of the return from the Russell 1000® Growth Index following the election could be attributed to cyclical sectors/issues. This return pattern contrasted with that of 2015 when the less cyclical sectors led the markets and the Fund outperformed both the Russell 1000® Growth Index and the broad market S&P 500® Index. During these initial weeks of the post-election rally, the Fund’s performance lagged the Russell 1000® Growth benchmark, which was mostly attributable to adverse stock selection, particularly within technology, discretionary and industrials, as well as an impact from an underweight allocation to industrials and an overweight allocation to consumer staples.

The post-election market rally continued in the first quarter of 2017 with the S&P 500® Index tacking on over 6% in total return, on top of its 5% fourth quarter post-election advance. However, there was a notable shift in leadership, particularly after the administration’s initial failure to repeal Obamacare in February. The so-called “Trump stocks” that led the initial advance took a breather and gave way to some of the secular growers within health care, technology and consumer discretionary. The lagging performance of the “Trump stocks,” which persisted well into the third quarter of 2017, seemed to coincide with a pullback in the dollar and bond yields, a sign that investors’ enthusiasm for the timing, if not the substance, of the Trump administration’s pro-growth agenda, and in particular tax reform, started to wane a bit. During this time period, the Fund benefited from solid stock selection in technology, health care, and financial services versus both the broad market S&P 500® Index and the Russell 1000® Growth Index. The Fund’s overweight allocation to health care also added to relative results versus both indices. In addition, results relative to the Russell 1000® Growth Index were better due to an underweight allocation to the discretionary sector and an overweight allocation to the financial services sector. Results relative to both the S&P 500® Index and the Russell 1000® Growth Index were diminished by stock selection in the industrials and discretionary sectors.

The final few weeks of the period favored small cap and more cyclical areas of the market as investors once again began to anticipate the administration’s pivot away from health care reform to tax reform.

Finally, while there were several observable style/size shifts over the course of the 12-month period, overall market volatility, as measured by the CBOE Volatility Index (VIX), remained extraordinarily subdued. While the VIX rose briefly in response to the heightened geopolitical tensions in August, it did so from all-time low levels. Beyond that brief blip up, the VIX remained near all-time low levels. Downside market action also remained extremely limited. In fact, the market hasn’t suffered a 3% decline since right before the presidential election, and has not seen a 5% correction since June 2016, the longest such stretch in over 20 years.1 It seems highly unlikely that this relative tranquility can persist for much longer.

OUTLOOK

While valuation and investor sentiment data continue to be red flags for the stock market, volatility remains contained and any significant market weakness is quickly met by buyers of stock. With both the stock and bond markets highly valued and a significant drawdown in share prices long overdue in our opinion, we are sensitive to any developments that could cause the market to correct. The S&P 500 median price-to-earnings ratio is currently 23.1x and is higher than 96% of historical periods.2 The 10-year U.S. Treasury is also highly valued and offers only a 2.3% yield to maturity. For now, a low risk of recession, improving corporate profits, a better global economy, very accommodative policies by Central Banks throughout the developed world, a gradual and predictable increase in interest rates by our Federal Reserve and the likelihood of fiscal stimulus coming out of Congress are all supportive of the market and continue to keep it elevated.

The Fund’s holdings are benefiting from improving global economic growth due to their strong brands and entrenched global presence. In addition, they operate from financial strength and we believe will be better able to cope with what is likely to be higher interest expense as the Federal Reserve gradually raises interest rates. Importantly, the Fund’s holdings are reasonably valued based on our work and, with their favorable attributes of global diversification and financial strength, we believe are well positioned to provide attractive investment returns relative to the market in the period ahead and over the long term.

[1]	Bloomberg.
[2]	FactSet.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Montag & Caldwell Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Montag & Caldwell Growth Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag & Caldwell Growth Fund and the Russell 1000® Growth Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Year	Ten Year
AMG Managers Montag & Caldwell Growth Fund[2,3]
Class N	17.99%	11.23%	6.04%
Class I	18.21%	11.50%	6.30%
Class R	17.77%	10.97%	5.79%
Russell 1000® Growth Index[4]	29.71%	16.83%	9.13%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[4]	The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Montag & Caldwell Growth Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	38.8
Health Care	14.5
Consumer Staples	14.3
Consumer Discretionary	11.9
Financials	8.7
Industrials	3.3
Materials	3.3
Other Assets Less Liabilities	5.2

TOP TEN HOLDINGS

% of
Security Name	Net Assets
UnitedHealth Group, Inc.	5.1
Alphabet, Inc., Class A	4.8
Microsoft Corp.	4.7
Facebook, Inc., Class A	4.5
Visa, Inc., Class A	4.5
Apple, Inc.	3.8
Dollar Tree, Inc.	3.8
Analog Devices, Inc.	3.7
Oracle Corp.	3.6
The Estee Lauder Cos, Inc., Class A	3.4

Top Ten as a Group	41.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Montag & Caldwell Growth Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 94.8%
Consumer Discretionary – 11.9%
Dollar Tree, Inc. *	371,680	$33,915,800
The Priceline Group, Inc. *	14,298	27,337,204
Starbucks Corp.	494,705	27,129,622
The TJX Cos., Inc.	200,300	13,980,940
Ulta Beauty, Inc. *	24,739	4,992,083
Total Consumer Discretionary		107,355,649
Consumer Staples – 14.3%
The Estee Lauder Cos, Inc., Class A	276,900	30,960,189
The Kraft Heinz Co.	293,000	22,657,690
Mondelez International, Inc., Class A	647,600	26,830,068
Monster Beverage Corp. *	406,400	23,542,752
PepsiCo, Inc.	226,600	24,978,118
Total Consumer Staples		128,968,817
Financials – 8.7%
The Charles Schwab Corp.	600,100	26,908,484
Intercontinental Exchange, Inc.	420,585	27,800,668
S&P Global, Inc.	154,083	24,109,367
Total Financials		78,818,519
Health Care – 14.5%
Becton Dickinson & Co.	134,448	28,055,264
Edwards Lifesciences Corp. *	258,509	26,427,375
Thermo Fisher Scientific, Inc.	155,219	30,086,099
UnitedHealth Group, Inc.	219,580	46,160,107
Total Health Care		130,728,845
Industrials – 3.3%
Honeywell International, Inc.	204,100	29,423,056

	Shares	Value
Information Technology – 38.8%
Alphabet, Inc., Class A *	41,863	$43,246,154
Analog Devices, Inc.	359,800	32,849,740
Apple, Inc.	202,771	34,276,410
eBay, Inc. *	565,300	21,277,892
Facebook, Inc., Class A *	228,302	41,108,058
Fidelity National Information Services, Inc.	234,391	21,742,109
FleetCor Technologies, Inc. *	92,837	15,343,171
Mastercard, Inc., Class A	166,100	24,710,697
Microsoft Corp.	508,800	42,321,984
Oracle Corp.	643,900	32,774,510
Visa, Inc., Class A	370,100	40,703,598
Total Information Technology		350,354,323
Materials – 3.3%
Air Products & Chemicals, Inc.	78,761	12,556,866
The Sherwin-Williams Co.	44,570	17,611,836
Total Materials		30,168,702
Total Common Stocks (Cost $645,907,288)		855,817,911
Short-Term Investments – 5.3%
Other Investment Companies – 5.3%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[1]	47,222,379	47,222,379
Total Short-Term Investments (Cost $47,222,379)		47,222,379
Total Investments – 100.1% (Cost $693,129,667)		903,040,290
Other Assets, less Liabilities – (0.1)%		(581,494)
Net Assets – 100.0%		$902,458,796

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund

Schedule of Portfolio Investments (Continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$855,817,911	—	—	$855,817,911
Short-Term Investments
Other Investment Companies	47,222,379	—	—	47,222,379

Total Investments in Securities	$903,040,290	—	—	$903,040,290

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG River Road Dividend All Cap Value Fund (the “Fund”) Class N shares returned 14.79%, while the Russell 3000® Value Index returned 18.30%.

PERFORMANCE REVIEW

Over the last 12 months, the most significant market factors affecting absolute returns were the steady improvement in corporate earnings growth, the possibility of tax reform, and uncertainty about the timing of monetary tightening by the Federal Reserve (the “Fed”). Additionally, those stocks in the Russell 3000® Value Index with lower yields outperformed those with higher yields, creating a significant relative headwind for a dividend-oriented strategy. Given these challenges, the Fund underperformed due to both sector allocation and stock selection. The energy sector had the most significant positive impact on relative results in the period, primarily due to strong stock selection, while the financials sector had the most significant negative impact on relative results due to the underweight allocation and weak stock selection.

The two holdings with the largest positive contribution to the Fund’s total return were PNC Financial Services Group Inc. (PNC), a super-regional commercial bank, and GEO Group Inc. (GEO), a REIT offering correctional and detention facilities and services to federal, state, local, and foreign governments. PNC, along with other banks, saw earnings improve significantly during Q4 2016, and stock prices followed suit. In the wake of the U.S. elections, interest rates moved higher and the yield curve steepened, leading to an improved outlook for net interest margins. Additionally, the Republican sweep of the White House and Congress raised the possibility of meaningful tax and regulatory reform, which could significantly reduce taxes and operating expenses for banks. In recognition of the positive impact of the elections, we increased the multiples employed in our assessed values across the banking industry, including PNC. The position in PNC was trimmed as it was trading at a modest premium to the updated assessed value, the yield had declined below 2%, and it was the second-largest position early in the period, prior to reducing the position size.

GEO marched higher following the November presidential election and continued to do so in Q1, supported by a respectable Q4 earnings report and solid 2017 guidance. GEO investors received another piece of good news in late February when newly confirmed U.S. Attorney General Jeff Sessions issued a memo rescinding an August 18, 2016, directive from then-Deputy Attorney General Sally Yates instructing the BOP (Federal Bureau of Prisons) to reduce—and ultimately end—its use of privately operated prisons.

The two holdings with the lowest contribution to the Fund’s total return during the period were QUALCOMM Inc. (QCOM), a designer and manufacturer of integrated circuits, and W.W. Grainger Inc. (GWW), an industrial distribution industry leader. In January, QCOM shares declined sharply on news that Apple Inc. (AAPL) filed a lawsuit claiming they should be able to pay QCOM a percentage of the chip price rather than a percentage of a device’s average sale price. Apple believes QCOM is unduly benefiting from its brand, which commands a higher price, while QCOM believes AAPL would not be able to charge a higher price if devices did not have the technology provided by QCOM. QCOM intends to vigorously fight the suits. In fact, QCOM countersued AAPL claiming the company failed to engage in good faith negotiations and inappropriately interfered with the contract manufacturers who produce iPhones and iPads. We believe there is support for QCOM’s stance. We trimmed the position in accordance with our sell discipline.

In April, GWW announced an unexpected acceleration of its price rationalization effort in a bid to grow market share. As the pricing cuts are expected to outweigh increased volumes in the near term, the firm was forced to cut full year guidance for 2017. Over time, GWW expects that it will expand market share and margins should rebound as increased volumes fuel operating leverage. However, it is unclear how competitors will respond to these lowered prices and whether GWW can sustain market share expansion. In the wake of GWW’s actions we reviewed and lowered our assessed valuation and conviction and reduced the position. We ultimately eliminated the position in August due to unrealized losses.

POSITIONING AND OUTLOOK

The Fund is significantly overweight in industrials and real estate and significantly underweight in financials and health care. Industrials went from +1.3% to +6.6% overweight versus the Russell 3000® Value benchmark, driven by the addition of four new positions to the Fund in this sector. Real estate ended the period at +5.5% overweight versus the benchmark. Driven by the elimination of three holdings, the underweight in financials increased from -8.0% to -12.2% versus the benchmark, and health care ended the period at -10.0% underweight. Our outlook for the market is cautious, but reasons to be optimistic about the underlying economy are increasing. From either a valuation or a foreign policy perspective, risks remain elevated and we continue to expect the relative return of the Fund to improve as downside volatility increases.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Dividend All Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Dividend All Cap Value Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Dividend All Cap Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns [1]	Year	Years	Years	Inception	Date
AMG River Road Dividend All Cap Value Fund[2,3,4,5,6,7]
Class N	14.79%	11.59%	6.91%	8.33%	06/28/05
Class I	15.07%	11.88%	7.18%	6.77%	06/28/07
Class Z	—	—	—	0.59%	09/29/17
Russell 3000® Value Index[8]	18.30%	13.48%	6.07%	7.44%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[4]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Industrials	15.3
Financials	14.7
Energy	12.4
Consumer Discretionary	10.7
Real Estate	10.7
Information Technology	10.5
Consumer Staples	8.5
Materials	5.3
Utilities	3.7
Health Care	3.1
Telecommunication Services	2.2
Other Assets Less Liabilities	2.9

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Iron Mountain, Inc.	3.3
Praxair, Inc.	2.9
Marathon Petroleum Corp.	2.9
BB&T Corp.	2.8
U.S. Bancorp	2.8
Corning, Inc.	2.6
Fastenal Co.	2.2
National Fuel Gas Co.	2.1
Wal-Mart Stores, Inc.	2.1
Ryman Hospitality Properties, Inc.	2.0

Top Ten as a Group	25.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 97.1%
Consumer Discretionary – 10.7%
Cedar Fair LP, MLP	254,911	$15,957,429
Cinemark Holdings, Inc.	456,543	16,590,773
Extended Stay America, Inc. (Units)	848,726	16,821,749
The Interpublic Group of Cos, Inc.	578,414	11,134,469
Omnicom Group, Inc.	199,474	13,402,658
Polaris Industries, Inc. [1]	87,521	10,365,112
Target Corp.	249,122	14,708,163
Total Consumer Discretionary		98,980,353
Consumer Staples – 8.5%
Coty, Inc., Class A	631,954	9,732,092
CVS Health Corp.	115,191	7,894,039
Kimberly-Clark Corp.	133,853	15,059,801
PepsiCo, Inc.	91,445	10,079,982
Unilever PLC, Sponsored ADR (United Kingdom)[1]	282,873	16,024,756
Wal-Mart Stores, Inc.	221,452	19,334,974
Total Consumer Staples		78,125,644
Energy – 12.4%
Chevron Corp.	91,740	10,631,749
Exxon Mobil Corp.	198,353	16,532,722
Magellan Midstream Partners LP, MLP	190,321	13,076,956
Marathon Petroleum Corp.	440,286	26,302,686
Occidental Petroleum Corp.	176,350	11,386,919
Spectra Energy Partners LP, MLP	342,432	14,765,668
TransMontaigne Partners LP, MLP [1]	262,647	10,915,609
Valero Energy Corp.	143,094	11,288,686
Total Energy		114,900,995
Financials – 14.7%
Axis Capital Holdings, Ltd. (Bermuda)	177,201	9,637,962
BB&T Corp.	532,682	26,229,262
CNA Financial Corp.	156,989	8,497,815
MetLife, Inc.	250,299	13,411,020
The PNC Financial Services Group, Inc.	108,224	14,803,961
Thomson Reuters Corp. (Canada)	290,596	13,611,517
U.S. Bancorp	479,993	26,102,019
Wells Fargo & Co.	254,519	14,288,697
WesBanco, Inc.	239,265	9,666,306
Total Financials		136,248,559
Health Care – 3.1%
Amgen, Inc.	88,698	15,541,664
Cardinal Health, Inc.	130,331	8,067,489

	Shares	Value
Novo Nordisk, Sponsored ADR (Denmark)[1]	91,065	$4,534,126
Total Health Care		28,143,279
Industrials – 15.3%
Aircastle, Ltd.	619,320	14,405,383
Emerson Electric Co.	238,230	15,356,306
Fastenal Co.	426,126	20,015,138
General Electric Co.	658,453	13,274,412
Johnson Controls International PLC	393,697	16,295,119
KAR Auction Services, Inc.	301,738	14,281,260
Nielsen Holdings PLC	415,965	15,419,823
Union Pacific Corp.	151,690	17,564,185
United Parcel Service, Inc., Class B	125,101	14,703,120
Total Industrials		141,314,746
Information Technology – 10.5%
Corning, Inc.	766,497	23,999,021
CSG Systems International, Inc.	106,346	4,502,690
Intel Corp.	366,470	16,670,720
Microsoft Corp.	145,852	12,131,969
Motorola Solutions, Inc.	171,509	15,528,425
QUALCOMM, Inc.	175,058	8,929,709
TE Connectivity, Ltd. (Switzerland)	171,402	15,592,440
Total Information Technology		97,354,974
Materials – 5.3%
Compass Minerals International, Inc. [1]	170,234	11,167,350
LyondellBasell Industries NV, Class A	101,552	10,513,679
Praxair, Inc.	186,817	27,297,700
Total Materials		48,978,729
Real Estate – 10.7%
The GEO Group Inc., REIT	423,248	10,983,286
Iron Mountain, Inc., REIT	754,429	30,177,160
Ryman Hospitality Properties, Inc., REIT	276,103	18,258,691
Sabra Health Care REIT, Inc., REIT	620,201	12,354,404
Ventas, Inc., REIT	229,474	14,399,493
Weyerhaeuser Co., REIT	362,546	13,019,027
Total Real Estate		99,192,061
Telecommunication Services – 2.2%
Cogent Communications Holdings, Inc.	89,600	4,829,440
Verizon Communications, Inc.	328,436	15,722,231
Total Telecommunication Services		20,551,671
Utilities – 3.7%
AmeriGas Partners LP, MLP [1]	326,733	14,784,668

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities – 3.7% (continued)
National Fuel Gas Co.	339,390	$19,701,590
Total Utilities		34,486,258
Total Common Stocks (Cost $721,458,430)		898,277,269

	Principal
	Amount
Short-Term Investments – 5.4%
Repurchase Agreements – 2.8%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $6,197,648 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $6,321,413)	$6,197,464	6,197,464
HSBC Securities USA, Inc. dated 10/31/17, due 11/01/17, 1.040% total to be received $6,197,643 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $6,321,443)	6,197,464	6,197,464
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.180% total to be received $6,197,667 (collateralized by various U.S. Government Agency Obligations, 2.750% - 4.000%, 04/01/27 -10/15/52, totaling $6,321,413)	6,197,464	6,197,464

	Principal
	Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $1,303,986 (collateralized by various U.S. Government Agency Obligations, 2.000% -2.125%, 03/31/24 - 06/30/24, totaling $1,330,027)	$1,303,948	$1,303,948
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $6,197,646 (collateralized by various U.S. Government Agency Obligations, 0.000% -6.250%, 11/30/17 - 09/09/49, totaling $6,321,413)	6,197,464	6,197,464
Total Repurchase Agreements		26,093,804

	Shares
Other Investment Companies – 2.6%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[3]	23,992,820	23,992,820
Total Short-Term Investments (Cost $50,086,624)		50,086,624
Total Investments – 102.5% (Cost $771,545,054)		948,363,893
Other Assets, less Liabilities – (2.5)%		(23,549,916)
Net Assets – 100.0%		$924,813,977

[1]	Some or all of these securities, amounting to $25,556,279 or 2.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$898,277,269	—	—	$898,277,269
Short-Term Investments
Repurchase Agreements	—	$26,093,804	—	26,093,804
Other Investment Companies	23,992,820	—	—	23,992,820

Total Investments in Securities	$922,270,089	$26,093,804	—	$948,363,893

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG River Road Dividend All Cap Value Fund II (the “Fund”) Class N shares returned 15.33%, while the Russell 3000® Value Index returned 18.30%.

PERFORMANCE REVIEW

Over the last 12 months, the most significant market factors affecting absolute returns were the steady improvement in corporate earnings growth, the possibility of tax reform, and uncertainty about the timing of monetary tightening by the Federal Reserve (the “Fed”). Additionally, those stocks in the Russell 3000® Value Index with lower yields outperformed those with higher yields, creating a significant relative headwind for a dividend-oriented strategy. Given these challenges, the Fund underperformed due to both sector allocation and stock selection. The energy sector had the most significant positive impact on relative results in the period, primarily due to strong stock selection, while the financials sector had the most significant negative impact on relative results due to the underweight allocation and weak stock selection.

The two holdings with the largest positive contribution to the Fund’s total return were PNC Financial Services Group Inc. (PNC), a super-regional commercial bank, and GEO Group Inc. (GEO), a REIT offering correctional and detention facilities and services to federal, state, local and foreign governments. PNC, along with other banks, saw earnings improve significantly during Q4 2016, and stock prices followed suit. In the wake of the U.S. elections, interest rates moved higher and the yield curve steepened, leading to an improved outlook for net interest margins. Additionally, the Republican sweep of the White House and Congress raised the possibility of meaningful tax and regulatory reform, which could significantly reduce taxes and operating expenses for banks. In recognition of the positive impact of the elections, we increased the multiples employed in our assessed values across the banking industry, including PNC. The position in PNC was trimmed as it was trading at a modest premium to the updated assessed value, the yield had declined below 2%, and it was the second-largest position early in the period, prior to reducing the position size.

GEO marched higher following the November presidential election and continued to do so in Q1, supported by a respectable Q4 earnings report and solid 2017 guidance. GEO investors received another piece of good news in late February when newly confirmed U.S. Attorney General Jeff Sessions issued a memo rescinding an August 18, 2016, directive from then-Deputy Attorney General Sally Yates instructing the BOP (Federal Bureau of Prisons) to reduce—and ultimately end—its use of privately operated prisons.

The two holdings with the lowest contribution to the Fund’s total return during the period were QUALCOMM Inc. (QCOM), a designer and manufacturer of integrated circuits, and W.W. Grainger Inc. (GWW), an industrial distribution industry leader. In January, QCOM shares declined sharply on news that Apple Inc. (AAPL) filed a lawsuit claiming they should be able to pay QCOM a percentage of the chip price rather than a percentage of a device’s average sale price. Apple believes QCOM is unduly benefiting from its brand, which commands a higher price, while QCOM believes AAPL would not be able to charge a higher price if devices did not have the technology provided by QCOM. QCOM intends to vigorously fight the suits. In fact, QCOM countersued AAPL claiming the company failed to engage in good faith negotiations, and inappropriately interfered with the contract manufacturers who produce iPhones and iPads. We believe there is support for QCOM’s stance. We trimmed the position in accordance with our sell discipline.

In April, GWW announced an unexpected acceleration of its price rationalization effort in a bid to grow market share. As the pricing cuts are expected to outweigh increased volumes in the near term, the firm was forced to cut full year guidance for 2017. Over time, GWW expects that it will expand market share and margins should rebound as increased volumes fuel operating leverage. However, it is unclear how competitors will respond to these lowered prices and whether GWW can sustain market share expansion. In the wake of GWW’s actions we reviewed and lowered our assessed valuation and conviction and reduced the position. We ultimately eliminated the position in August due to unrealized losses.

POSITIONING AND OUTLOOK

The Fund is significantly overweight in industrials and real estate and significantly underweight in financials and health care. Industrials went from +1.3% to +7.3% overweight versus the Russell 3000® Value benchmark, driven by the addition of four new positions to the Fund in this sector. Real estate ended the period at +6.0% overweight versus the benchmark. Driven by the elimination of three holdings, the underweight in financials increased from -8.0% to -12.5% versus the benchmark, and health care ended the period at -9.7% underweight. Our outlook for the market is cautious, but reasons to be optimistic about the underlying economy are increasing. From either a valuation or foreign policy perspective, risks remain elevated and we continue to expect the relative return of the Fund to improve as downside volatility increases.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund II

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Dividend All Cap Value Fund II’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Dividend All Cap Value Fund II’s Class N shares on June 27, 2012, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Dividend All Cap Value Fund II and the Russell 3000® Value Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns [1]	Year	Years	Inception	Date
AMG River Road Dividend All Cap Value Fund II2, 3, 4, 5, 6, 7
Class N	15.33%	11.45%	11.69%	06/27/12
Class I	15.65%	11.74%	11.99%	06/27/12
Class Z	—	—	0.65%	09/29/17
Russell 3000® Value Index[8]	18.30%	13.48%	14.55%	06/27/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[4]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[8]	The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund II	October 31, 2017

Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	15.9
Financials	14.4
Energy	12.2
Real Estate	11.2
Information Technology	10.9
Consumer Discretionary	10.4
Consumer Staples	9.2
Materials	5.7
Utilities	3.5
Health Care	3.4
Telecommunication Services	2.4
Other Assets Less Liabilities	0.8

TOP TEN HOLDINGS

Security Name	% of Net Assets
Iron Mountain, Inc.	3.5
Praxair, Inc.	3.1
BB&T Corp.	3.1
U.S. Bancorp	3.1
Marathon Petroleum Corp.	3.0
Corning, Inc.	2.9
Wal-Mart Stores, Inc.	2.4
Fastenal Co.	2.3
National Fuel Gas Co.	2.3
Union Pacific Corp.	2.1

Top Ten as a Group	27.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund II	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 99.2%
Consumer Discretionary – 10.4%
Cedar Fair LP, MLP	14,933	$934,805
Cinemark Holdings, Inc. [1]	65,895	2,394,624
Extended Stay America, Inc. (Units)	119,615	2,370,769
The Interpublic Group of Cos, Inc.	83,512	1,607,606
Omnicom Group, Inc.	28,203	1,894,960
Polaris Industries, Inc. [1]	12,637	1,496,600
Target Corp.	35,155	2,075,551
Total Consumer Discretionary		12,774,915
Consumer Staples – 9.2%
Coty, Inc., Class A	90,475	1,393,315
CVS Health Corp.	16,100	1,103,333
Kimberly-Clark Corp.	19,248	2,165,592
PepsiCo, Inc.	12,870	1,418,660
Unilever PLC, Sponsored ADR (United Kingdom)	40,029	2,267,643
Wal-Mart Stores, Inc.	32,587	2,845,171
Total Consumer Staples		11,193,714
Energy – 12.2%
Chevron Corp.	13,336	1,545,509
Exxon Mobil Corp.	28,383	2,365,723
Magellan Midstream Partners LP, MLP	27,461	1,886,845
Marathon Petroleum Corp.	62,629	3,741,457
Occidental Petroleum Corp.	25,374	1,638,399
Spectra Energy Partners LP, MLP [1]	47,979	2,068,855
Valero Energy Corp.	20,506	1,617,718
Total Energy		14,864,506
Financials – 14.4%
Axis Capital Holdings, Ltd. (Bermuda)	25,073	1,363,721
BB&T Corp.	76,672	3,775,329
CNA Financial Corp.	13,262	717,872
MetLife, Inc.	35,369	1,895,071
The PNC Financial Services Group, Inc.	15,222	2,082,218
Thomson Reuters Corp. (Canada)	41,915	1,963,299
U.S. Bancorp	69,314	3,769,295
Wells Fargo & Co.	35,945	2,017,952
Total Financials		17,584,757
Health Care – 3.4%
Amgen, Inc.	12,909	2,261,915
Cardinal Health, Inc.	18,840	1,166,196

	Shares	Value
Novo Nordisk, Sponsored ADR (Denmark)	13,455	$669,925
Total Health Care		4,098,036
Industrials – 15.9%
Aircastle, Ltd.	48,308	1,123,644
Emerson Electric Co.	35,056	2,259,710
Fastenal Co.	60,464	2,839,994
General Electric Co.	94,487	1,904,858
Johnson Controls International PLC	57,147	2,365,314
KAR Auction Services, Inc.	43,496	2,058,666
Nielsen Holdings PLC	60,276	2,234,431
Union Pacific Corp.	22,386	2,592,075
United Parcel Service, Inc., Class B	17,562	2,064,062
Total Industrials		19,442,754
Information Technology – 10.9%
Corning, Inc.	113,303	3,547,517
Intel Corp.	53,465	2,432,123
Microsoft Corp.	21,164	1,760,421
Motorola Solutions, Inc.	23,955	2,168,886
QUALCOMM, Inc.	25,176	1,284,228
TE Connectivity, Ltd. (Switzerland)	24,067	2,189,375
Total Information Technology		13,382,550
Materials – 5.7%
Compass Minerals International, Inc. [1]	24,892	1,632,915
LyondellBasell Industries NV, Class A	14,492	1,500,357
Praxair, Inc.	26,453	3,865,312
Total Materials		6,998,584
Real Estate – 11.2%
The GEO Group Inc., REIT	60,664	1,574,231
Iron Mountain, Inc., REIT	105,890	4,235,600
Ryman Hospitality Properties, Inc., REIT	39,090	2,585,022
Sabra Health Care REIT, Inc., REIT	69,942	1,393,244
Ventas, Inc., REIT	32,894	2,064,098
Weyerhaeuser Co., REIT	52,826	1,896,982
Total Real Estate		13,749,177
Telecommunication Services – 2.4%
Cogent Communications Holdings, Inc.	12,916	696,172
Verizon Communications, Inc.	47,418	2,269,900
Total Telecommunication Services		2,966,072
Utilities – 3.5%
AmeriGas Partners LP, MLP [1]	30,702	1,389,265

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities – 3.5% (continued)
National Fuel Gas Co.	48,914	$2,839,458
Total Utilities		4,228,723
Total Common Stocks (Cost $102,279,771)		121,283,788

	Principal Amount
Short-Term Investments – 5.4%
Repurchase Agreements – 4.9%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,414,351 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,442,595)	$1,414,309	1,414,309
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $1,414,351 (collateralized by various U.S. Government Agency Obligations, 0.000% -6.500%, 11/02/17 - 12/01/51, totaling $1,442,272)	1,414,309	1,414,309
HSBC Securities USA, Inc., dated 10/31/17, due 11/01/17, 1.040% total to be received $1,414,350 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $1,442,602)	1,414,309	1,414,309

[1]	Some or all of these securities, amounting to $5,837,316 or 4.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Principal Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $297,573 (collateralized by various U.S. Government Agency Obligations, 2.000% -2.125%, 03/31/24 - 06/30/24, totaling $303,515)	$297,564	$297,564
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $1,414,351 (collateralized by various U.S. Government Agency Obligations, 0.000% -6.250%, 11/30/17 - 09/09/49, totaling $1,442,595)	1,414,309	1,414,309
Total Repurchase Agreements		5,954,800

	Shares
Other Investment Companies – 0.5%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	683,049	683,049
Total Short-Term Investments (Cost $6,637,849)		6,637,849
Total Investments – 104.6% (Cost $108,917,620)		127,921,637
Other Assets, less Liabilities – (4.6)%		(5,634,193)
Net Assets – 100.0%		$122,287,444

ADR   American Depositary Receipt

LP       Limited Partnership

MLP   Master Limited Partnership

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$121,283,788	—	—	$121,283,788
Short-Term Investments
Repurchase Agreements	—	$5,954,800	—	5,954,800
Other Investment Companies	683,049	—	—	683,049

Total Investments in Securities	$121,966,837	$5,954,800	—	$127,921,637

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Managers Fairpointe Mid Cap Fund (the “Fund”) Class N shares returned 16.87%, while the S&P MidCap 400® Index returned 23.48%.

PERFORMANCE REVIEW

Equity markets began fiscal 2017 with a post-election rally, and the momentum continued. Drivers of relative performance for the Fund included strong stock selection in the materials sector and a positive contribution from an underweight position in real estate, offset by underperformance in the industrial and technology sectors. Markets were unusually calm with a lack of volatility; the largest selloff of approximately 5% in the S&P 400 Index came in August.

The top five contributors to performance were: The New York Times Company (NYT), FMC Corporation (FMC), Adtalem Global Education Inc. (ATGE, formerly DeVry Education Group), Cree, Inc. (CREE) and United States Steel Corporation (X). We highlight three contributors below.

The New York Times Company continues to benefit from a mesmerizing news cycle and reputation as a trusted brand. Digital subscriptions grew over 60% this year, exceeding estimates.

FMC Corporation acquired DuPont’s agricultural crop protection business in an accretive transaction. The company also plans to spin off its small but highly profitable lithium business, which provides lithium for electric vehicle batteries.

Adtalem Global Education removed a large overhang when it settled investigations into past marketing practices. A new management team has reduced costs and invested in growth areas.

Detractors from performance included Mattel, Inc. (MAT), Chicago Bridge & Iron Company (CBI), Akamai Technologies Inc. (AKAM), TechnipFMC plc (FTI) and Stericycle, Inc. (SRCL). We highlight three of these detractors below.

Mattel management is invigorating core brands with more emphasis on digital toys in partnership with technology companies like Google. This has been a difficult year for Mattel, beginning with an inventory overhang from a disappointing 2016 holiday season and the recent bankruptcy announcement by Toys “R” Us. However, we believe the tide is turning in Mattel’s favor, as core brands are showing improvement, new movies for Barbie and Toy Story are being planned, and strategic initiatives take hold. With this outlook, the current valuation is compelling.

Chicago Bridge & Iron Company declined due to cost overruns on several large projects. A new CEO is focused on improving project execution and profitability. The company is in the process of selling its technology unit, and we expect proceeds to be used to pay off debt. We believe shares are undervalued given earnings potential.

Akamai Technologies announced lower- than-expected revenue in its content delivery segment and increased spending on product development. While the stock declined on this revised near-term outlook, we expect these expenditures to be beneficial for long-term growth.

PERSPECTIVE AND OUTLOOK

The OECD forecast for global GDP growth is 3.5% for 2017, an acceleration from 3% in 20161. In the U.S., with the unemployment rate down to 4.3%2, the economy was strong enough for the Fed to raise interest rates three times in fiscal 2017.

At the end of October, the S&P 400 and Russell MidCap benchmarks were trading at 17.4x and 17.0x projected 2018 earnings, respectively. In comparison, the Fund traded at 14.9x expected 2018 earnings3.We believe the Fund is well positioned to generate earnings growth and multiple expansion over the next several years, relative to its benchmarks.

[1]	OECD (The Organization for Economic Co-operation and Development).
[2]	U.S. Bureau of Labor Statistics.
[3]	FactSet.

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe Mid Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Fairpointe Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Fairpointe Mid Cap Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the S&P MidCap 400® Index and Russell Midcap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Fairpointe Mid Cap Fund and the S&P MidCap 400® Index and Russell Midcap Index for the same time periods ended October 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns [1]	Year	Years	Years	Inception	Date
AMG Managers Fairpointe Mid Cap Fund2, [3,4,5]
Class N	16.87%	13.76%	8.09%	12.14%	09/19/94
Class I	17.16%	14.05%	8.36%	9.91%	07/06/04
Class Z	—	—	—	(2.85%)	09/29/17
S&P MidCap 400® Index[6]	23.48%	15.13%	8.96%	12.18%	09/19/94	†
Russell Midcap® Index[7]	21.09%	14.87%	8.09%	10.07%	07/06/04	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[3]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap S&P 500, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike the Fund, the S&P MidCap 400® Index is unmanaged, is not available for investment and does not incur expenses.
[7]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Unlike the Fund, the S&P MidCap 400® Index is unmanaged, is not available for investment and does not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe Mid Cap Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	32.1
Information Technology	21.3
Industrials	14.4
Health Care	7.6
Materials	7.2
Financials	5.6
Consumer Staples	4.3
Energy	3.9
Other Assets Less Liabilities	3.6

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Cree, Inc.	3.7
Domtar Corp.	3.4
Akamai Technologies, Inc.	3.4
Teradata Corp.	3.3
The New York Times Co., Class A	3.3
Stericycle, Inc.	3.1
Juniper Networks, Inc.	3.1
Hormel Foods Corp.	2.9
Patterson Cos, Inc.	2.7
Mattel, Inc.	2.7

Top Ten as a Group	31.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe Mid Cap Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 96.4%
Consumer Discretionary – 32.1%
Adtalem Global Education, Inc.	1,794,673	$66,313,167
BorgWarner, Inc.	841,700	44,374,424
Cooper Tire & Rubber Co.	2,889,220	94,766,416
Gentex Corp.	4,846,700	94,074,447
The Interpublic Group of Cos, Inc.	2,065,600	39,762,800
Lear Corp.	393,300	69,059,547
Lions Gate Entertainment Corp., Class A *	2,363,444	68,587,145
Lions Gate Entertainment Corp., Class B *	2,313,467	63,990,497
LKQ Corp. *	2,503,900	94,371,991
Mattel, Inc.	7,547,300	106,567,876
The New York Times Co., Class A	6,908,654	131,955,292
Office Depot, Inc.	23,881,700	74,033,270
Scholastic Corp.	1,308,423	48,333,146
TEGNA, Inc.	8,655,700	105,859,211
Time, Inc.	8,430,109	97,789,264
Whirlpool Corp.	462,500	75,817,625
Total Consumer Discretionary		1,275,656,118
Consumer Staples – 4.3%
Bunge, Ltd.	805,500	55,402,290
Hormel Foods Corp.	3,711,200	115,640,992
Total Consumer Staples		171,043,282
Energy – 3.9%
McDermott International, Inc. *	12,189,200	80,692,504
TechnipFMC PLC (United Kingdom)*	2,576,892	70,581,072
Transocean, Ltd. (Switzerland)*	218,700	2,296,350
Total Energy		153,569,926
Financials – 5.6%
Cincinnati Financial Corp.	673,200	47,238,444
Northern Trust Corp.	980,900	91,733,768
Raymond James Financial, Inc.	975,100	82,668,978
Total Financials		221,641,190
Health Care – 7.6%
Patterson Cos, Inc.	2,881,238	106,605,806
Quest Diagnostics, Inc.	718,900	67,418,442
Varex Imaging Corp. *	662,520	22,770,812
Varian Medical Systems, Inc. *	1,016,500	105,909,135
Total Health Care		302,704,195
Industrials – 14.4%
AGCO Corp.	1,143,800	78,430,366

	Shares	Value
Arconic Inc.	3,570,834	$89,699,350
Chicago Bridge & Iron Co. NV (Netherlands)	3,297,800	45,971,332
Copa Holdings, S.A., Class A (Panama)	805,435	99,221,538
Donaldson Co., Inc.	939,600	44,358,516
Stericycle, Inc. *	1,745,100	123,640,335
Werner Enterprises, Inc.	2,495,400	88,961,010
Total Industrials		570,282,447
Information Technology – 21.3%
Akamai Technologies, Inc. *	2,585,800	135,108,050
Cars.com, Inc. *	2,990,133	71,224,968
Cree, Inc. *	4,071,473	145,351,586
Itron, Inc. *	753,898	58,917,129
Jabil, Inc.	2,957,700	83,643,756
Juniper Networks, Inc.	4,939,500	122,647,785
Nuance Communications, Inc. *	4,061,400	59,865,036
Teradata Corp. *	3,946,700	132,017,115
Unisys Corp. *	4,313,288	37,741,270
Total Information Technology		846,516,695
Materials – 7.2%
Domtar Corp.	2,883,804	136,461,605
FMC Corp.	1,035,700	96,175,102
Gerdau SA, Sponsored ADR (Brazil)	16,482,200	54,556,082
Total Materials		287,192,789
Total Common Stocks (Cost $3,176,112,022)		3,828,606,642
Short-Term Investments – 2.8%
Other Investment Companies – 2.8%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[1]	109,436,594	109,436,594
Total Short-Term Investments (Cost $109,436,594)		109,436,594
Total Investments – 99.2% (Cost $3,285,548,616)		3,938,043,236
Other Assets, less Liabilities – 0.8%		32,153,426
Net Assets – 100.0%		$3,970,196,662

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund

Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
ADR	American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$3,828,606,642	—	—	$3,828,606,642
Short-Term Investments
Other Investment Companies	109,436,594	—	—	109,436,594

Total Investments in Securities	$3,938,043,236	—	—	$3,938,043,236

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Mid Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Managers Montag & Caldwell Mid Cap Growth Fund (the “Fund”) Class N shares returned 19.09%, compared with the 26.25% return for its benchmark, the Russell Midcap® Growth Index. The Fund is managed using fundamental analysis that focuses on a company’s future earnings and dividend growth potential. The process is primarily bottom up and utilizes an intrinsic valuation model in which the current price of the stock is related to the present value of the company’s estimated future earnings and dividend streams. The Fund seeks to invest in mid cap growth stocks selling at a discount to our estimate of fair value and whose earnings per share are growing faster than the market.

MARKET ENVIRONMENT

Stocks posted a strong rally over the past year led by small caps followed by large caps and then mid caps. The Russell 2000® Index (small cap) was up 27.8%, the Russell 1000® Index (large cap) was up 23.7%, and the Russell Midcap® Index (mid cap) was up 21.1%. Contrary to the prior year, growth strongly outperformed value across the market cap spectrum. The Russell 2000® Growth Index (small cap growth) was up 31.0%, compared to a 24.8% return for the Russell 2000® Value Index (small cap value). The Russell 1000® Growth Index (large cap growth) was up 29.7%, versus a return of 17.8% for the Russell 1000® Value Index (large cap value). And the Russell Midcap® Growth Index (mid cap growth) was up 26.3%, compared to a 17.1% return for the Russell Midcap® Value Index (mid cap value).

PERFORMANCE REVIEW

The market staged a powerful rally in the immediate aftermath of Donald Trump’s election a year ago and has continued to march steadily higher ever since with very little volatility. The initial election reaction caused the dollar to soar, bond yields to spike, and shares of cyclicals such as financials, energy, materials and industrials to rally on the hopes that a Republican-controlled Congress would push through Trump’s pro-growth agenda of tax reform, increased infrastructure spending and reduced regulatory burdens.

The “Trump rally” eventually gave way to reality when congressional Republicans failed to pass healthcare “repeal and replace” legislation, signaling potential difficulties getting more ambitious tax reform legislation through Congress. Stocks, however, continued to grind higher fueled by improving global economic growth, rising corporate profits and sustained central bank accommodation. Market leadership shifted from the cyclicals back to the secular growers, especially technology, over the spring and summer months thanks to falling bond yields and a weaker dollar. More recently, the “Trump stocks” have seemingly regained favor on renewed hopes for tax cuts.

Underpinning the steady rise in stocks this past year has been record low volatility. The CBOE Volatility Index (VIX) (aka the “Fear Gauge”) has recently tested multi-decade lows at or below 9.0.1 Meanwhile, the last time the S&P 500® experienced as much as a 3% pullback from its highs was before last year’s election, a record streak, and the percentage of bulls in the weekly Investors’ Intelligence survey is within 3% of its high. All are troubling signs of investor complacency.

Furthermore, this lack of stock market volatility continues to rob active managers like ourselves of the ability to add alpha by selling stocks when they get pricey and reinvesting once they have experienced a pullback and are selling at more reasonable valuations. For the year ended October 31, 2017, the Fund returned 19.09%, compared to the 26.25% return for the Russell Midcap® Growth Index. The Fund’s lagging performance versus the benchmark can be explained partly by sector allocation and partly by individual stock selection. An overweight position in industrials, an underweight in health care, and an allocation to cash amidst a strong market advance all weighed against relative performance. Individual stocks that weighed most heavily on relative performance this past year include Newell Brands, Hanesbrands, Molson Coors, O’Reilly Automotive, and Acuity Brands. Also, not owning shares of NVIDIA was a major drag. Partially offsetting this have been strong performances from Arista Networks, VCA Inc., Panera Bread, Raymond James Financial and ANSYS.

OUTLOOK

Looking ahead, we remain concerned with elevated valuations, investor complacency and suppressed market volatility, although these remain pre-conditions to a market decline, not catalysts themselves. We expect the market could continue to be supported in the near term by low risk of recession, an improving global economy and rising corporate profits, accommodative central bank policies, a gradual and predictable increase in interest rates by our Federal Reserve (the Fed) and the possibility of fiscal stimulus. Changes to any of these factors, however, could be a cause for the market to sell off.

We continue to have high conviction in the Fund’s holdings, believing this portfolio of high-quality midcap growth stocks offers a compelling combination of above-average profit growth at reasonable valuations. We believe the odds favor renewed market volatility in the period ahead and feel confident that the Fund’s holdings should hold up better during more challenging markets.

[1]	Bloomberg.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Montag & Caldwell Mid Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Montag & Caldwell Mid Cap Growth Fund’s Class N shares on November 2, 2007, to a $10,000 investment made in the Russell MidCap® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag & Caldwell Mid Cap Growth Fund and the Russell MidCap® Growth Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns [1]	Year	Years	Inception	Date
AMG Managers Montag & Caldwell Mid Cap Growth Fund2, [3,4]
Class N	19.09%	11.14%	5.82%	11/02/07
Class I	19.35%	—	8.32%	05/14/14
Russell Midcap® Growth Index[5]	26.25%	15.34%	8.47%	11/02/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[4]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[5]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/ book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Montag & Caldwell Mid Cap Growth Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	28.6
Consumer Discretionary	20.8
Industrials	17.6
Health Care	9.6
Financials	9.0
Consumer Staples	6.6
Energy	1.4
Other Assets Less Liabilities	6.4

TOP TEN HOLDINGS

Security Name	% of Net Assets
Copart, Inc.	3.3
WEX, Inc.	3.3
Dollar Tree, Inc.	3.2
Laboratory Corp. of America Holdings	3.1
Genpact, Ltd.	3.0
Edwards Lifesciences Corp.	3.0
Ross Stores, Inc.	3.0
Blue Buffalo Pet Products, Inc.	3.0
J.B. Hunt Transport Services, Inc.	2.9
FleetCor Technologies, Inc.	2.8

Top Ten as a Group	30.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Montag & Caldwell Mid Cap Growth Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 93.6%
Consumer Discretionary – 20.8%
Dollar Tree, Inc. *	3,220	$293,825
Dunkin’ Brands Group, Inc. [1]	1,470	86,833
Expedia, Inc.	1,393	173,651
Five Below, Inc. *	2,020	111,605
LKQ Corp. *	6,010	226,517
Newell Brands, Inc.	6,290	256,506
O’Reilly Automotive, Inc. *	547	115,390
Planet Fitness, Inc., Class A	5,080	135,331
Ross Stores, Inc.	4,380	278,086
ServiceMaster Global Holdings, Inc. *	5,390	253,923
Total Consumer Discretionary		1,931,667
Consumer Staples – 6.6%
Blue Buffalo Pet Products, Inc. *,1	9,540	275,992
Molson Coors Brewing Co., Class B	1,200	97,044
Monster Beverage Corp. *	4,190	242,727
Total Consumer Staples		615,763
Energy – 1.4%
Core Laboratories NV (Netherlands)[1]	1,280	127,872
Financials – 9.0%
FactSet Research Systems, Inc.	725	137,656
Intercontinental Exchange, Inc.	3,780	249,858
Raymond James Financial, Inc.	2,330	197,537
Signature Bank/New York NY *	1,919	249,489
Total Financials		834,540
Health Care – 9.6%
Edwards Lifesciences Corp. *	2,750	281,133
Henry Schein, Inc. *	1,120	88,032
Laboratory Corp. of America Holdings *	1,900	292,049
Quintiles IMS Holdings, Inc. *	2,130	230,253
Total Health Care		891,467
Industrials – 17.6%
Acuity Brands, Inc.	593	99,150
AMETEK, Inc.	3,610	243,639
Copart, Inc. *	8,490	308,102
IHS Markit, Ltd. (United Kingdom)*	4,705	200,480
J.B. Hunt Transport Services, Inc.	2,520	268,103

	Shares	Value
Snap-on, Inc.	1,640	$258,759
Verisk Analytics, Inc. *	2,990	254,299
Total Industrials		1,632,532
Information Technology – 28.6%
Akamai Technologies, Inc. *	1,470	76,807
Amphenol Corp., Class A	2,640	229,680
ANSYS, Inc. *	690	94,330
Arista Networks, Inc. *	1,202	240,268
Cavium, Inc. *	2,530	174,545
EPAM Systems, Inc. *	2,480	226,052
Euronet Worldwide, Inc. *	1,710	165,254
Fidelity National Information Services, Inc.	2,640	244,886
FleetCor Technologies, Inc. *	1,566	258,813
Genpact, Ltd.	9,270	282,271
MACOM Technology Solutions Holdings, Inc. *,1	3,960	161,885
Skyworks Solutions, Inc.	1,780	202,671
WEX, Inc. *	2,440	301,560
Total Information Technology		2,659,022
Total Common Stocks (Cost $7,078,594)		8,692,863

	Principal Amount
Short-Term Investments – 12.1%
Repurchase Agreements – 5.3%[2]
HSBC Securities, Inc. dated 10/31/17, due 11/01/17, 1.030% total to be received $499,395 (collateralized by various U.S. Government Agency Obligations, 1.500% - 2.250%, 06/30/24 - 02/15/27, totaling $509,370)	$499,381	499,381

	Shares
Other Investment Companies – 6.8%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	629,614	629,614
Total Short-Term Investments (Cost $1,128,995)		1,128,995
Total Investments – 105.7% (Cost $8,207,589)		9,821,858
Other Assets, less Liabilities – (5.7)%		(531,352)
Net Assets – 100.0%		$9,290,506

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $489,407 or 5.3% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$8,692,863	—	—	$8,692,863
Short-Term Investments
Repurchase Agreements	—	$499,381	—	499,381
Other Investment Companies	629,614	—	—	629,614

Total Investments in Securities	$9,322,477	$499,381	—	$9,821,858

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

The AMG Managers LMCG Small Cap Growth Fund (the “Fund”) Class N shares returned 25.5% for the fiscal year ended October 31, 2017, compared with a 31.0% return for its benchmark, the Russell 2000® Growth Index.

Stocks closed out a volatile 2016 with full-year returns for many market segments ranging from low-single-digit gains to very strong gains. Markets opened 2017 buoyed by improving economic data and anticipated policy changes in interest rates and corporate tax rates. Among U.S. small caps, growth stocks are ahead of their value counterparts in the twelve months ending 10/31/2017; the Russell 2000® Growth Index returned 31.0% for the period, vs. 24.8% for the Russell 2000® Value Index. From a size perspective, the strongest returns were found in small caps. The Russell 2000® Index returned 27.9%, while the Russell Midcap® Index finished at 21.1% and the Russell 1000® Index returned 23.7%.

The Fund underperformed in the period as a result of several factors. Our growth strategy seeks to identify unrecognized growth potential wherever it exists, across all sectors and industries. The run-up to the U.S. presidential election, the days following the election, and the subsequent regulatory overhang weighed on our health care holdings and muted the positive attribution we saw in other areas of the portfolio. Health care positioning and stock selection is responsible for much of the relative shortfall. Companies in the healthcare services segment struggled on concerns about the impact of a proposed repeal of the Affordable Care Act. Tenet Healthcare and Envision underperformed for the period. Our holdings in biotech, where we are historically often underweight, lagged the benchmark as well. In industrials, supply chain management company Echo Global Logistics and electrical equipment manufacturer Acuity Brands weighed on performance; the portfolio’s underweight to the sector also hurt relative returns, although that underweight has decreased as we have found more opportunity in the space in recent months.

The portfolio benefited from our underweight to staples, along with good stock selection in beverages (namely National Beverage). Relative comparisons were also helped by avoiding some segments of the benchmark that underperformed, like food products. In discretionary, our overweight hurt performance but relative performance benefitted from positive stock selection. In industrials, top 10 holdings SiteOne Landscape Supply and Beacon Roofing Supply were particularly strong.

With the exception of the biotech rally in the most recent quarter, the market’s focus over the last several months on company fundamentals rather than macro events and/or stylistic factors is supportive to our investment returns going forward. These opportunities, combined with our ability to identify companies offering underappreciated, unrecognized growth potential, leave us optimistic going forward. As we enter the last three months of the year, our portfolio is fairly neutral in terms of sector weights. We do not currently have overlarge bets in any sectors. Our portfolio is most overweight the financials, consumer discretionary and materials sectors, and our largest underweights are in information technology and real estate. As always, these weights are a fallout of our fundamental bottom-up investment process.

Additionally, we continue to evaluate new opportunities and have found several new investments that should add to results in the future and are in line with the disciplined process that has resulted in strong long-term results for our clients. These new stocks have come across multiple industry sectors, including large sectors like healthcare and technology and smaller sectors such as energy and financials. Importantly, many of the largest positions in our portfolio as of October 31 are poised for potential appreciation based on Street expectations (measured by, for example, the average price target across sell-side analysts on Bloomberg). We feel very confident in our companies going forward.

The views expressed represent the opinions of LMCG Investments LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers LMCG Small Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers LMCG Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers LMCG Small Cap Growth Fund’s Class N shares on November 3, 2010, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers LMCG Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns [1]	Year	Years	Inception	Date
AMG Managers LMCG Small Cap Growth Fund2, [3,4,5,6,7,8]
Class N	25.51%	11.52%	10.18%	11/03/10
Class I	25.73%	11.80%	7.74%	06/01/11
Russell 2000® Growth Index[9]	31.00%	15.36%	13.53%	11/03/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).

[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[8]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[9]	The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers LMCG Small Cap Growth Fund	October 31, 2017

Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	24.5
Industrials	20.7
Health Care	20.2
Consumer Discretionary	13.5
Financials	7.6
Materials	6.2
Energy	2.2
Consumer Staples	1.5
Real Estate	1.4
Other Assets Less Liabilities	2.2

TOP TEN HOLDINGS

Security Name	% of Net Assets
Nexstar Media Group, Inc., Class A	4.9
WageWorks, Inc.	4.1
GTT Communications, Inc.	3.9
Beacon Roofing Supply, Inc.	3.8
Ingevity Corp.	3.5
Pinnacle Financial Partners, Inc.	2.9
John Bean Technologies Corp.	2.8
Sinclair Broadcast Group, Inc., Class A	2.7
J2 Global, Inc.	2.6
SiteOne Landscape Supply, Inc.	2.4

Top Ten as a Group	33.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers LMCG Small Cap Growth Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 97.8%
Consumer Discretionary – 13.5%
Camping World Holdings, Inc., Class A	30,711	$1,290,476
Canada Goose Holdings, Inc. (Canada)*	86,958	1,867,858
ILG, Inc.	42,120	1,249,700
Nexstar Media Group, Inc., Class A [1]	97,403	6,214,312
Papa John’s International, Inc. [1]	9,244	629,054
Planet Fitness, Inc., Class A	48,151	1,282,743
Red Robin Gourmet Burgers, Inc. *	14,901	1,019,228
Sinclair Broadcast Group, Inc., Class A [1]	106,197	3,366,445
Total Consumer Discretionary		16,919,816
Consumer Staples – 1.5%
Central Garden & Pet Co., Class A *	52,460	1,936,299
Energy – 2.2%
Carrizo Oil & Gas, Inc. *,1	102,592	1,814,853
Jagged Peak Energy, Inc. *,1	71,390	991,607
Total Energy		2,806,460
Financials – 7.6%
Ameris Bancorp.	22,616	1,083,306
Chemical Financial Corp.	31,442	1,656,679
Home BancShares, Inc.	56,506	1,270,255
Pinnacle Financial Partners, Inc.	55,666	3,685,089
Western Alliance Bancorp. *	33,680	1,879,344
Total Financials		9,574,673
Health Care – 20.2%
Agios Pharmaceuticals, Inc. *,1	18,552	1,192,337
Almost Family, Inc. *	10,578	468,077
Clovis Oncology, Inc. *	14,023	1,056,914
Cross Country Healthcare, Inc. *	117,622	1,605,540
Exact Sciences Corp. *	12,690	697,823
Haemonetics Corp. *	21,337	1,014,788
HealthEquity, Inc. *	35,884	1,802,095
Inogen, Inc. *	9,079	898,185
Integra LifeSciences Holdings Corp. *	35,727	1,671,309
iRhythm Technologies, Inc. *	9,192	468,332
LHC Group, Inc. *	31,742	2,120,683
Ligand Pharmaceuticals, Inc. *,1	9,170	1,332,860
Loxo Oncology, Inc. *,1	5,570	479,911
Medidata Solutions, Inc. *	5,848	439,945
Neurocrine Biosciences, Inc. *	17,336	1,076,739
Nevro Corp. *	8,511	745,393

	Shares	Value
Pacira Pharmaceuticals, Inc. *	31,117	$997,300
PRA Health Sciences, Inc. *	31,156	2,537,033
Prestige Brands Holdings, Inc. *	28,749	1,348,328
Ultragenyx Pharmaceutical, Inc. *	28,157	1,297,756
Wright Medical Group NV (Netherlands)*,1	78,809	2,065,584
Total Health Care		25,316,932
Industrials – 20.7%
Beacon Roofing Supply, Inc. *	86,990	4,820,116
Healthcare Services Group, Inc.	9,874	522,236
JELD-WEN Holding, Inc. *	77,769	2,868,121
John Bean Technologies Corp.	32,586	3,483,443
Kennametal, Inc.	47,157	2,058,403
Rexnord Corp. *	45,654	1,165,090
SiteOne Landscape Supply, Inc. *	47,261	3,001,546
The Brink’s Co.	37,470	2,851,467
WageWorks, Inc. *	81,414	5,190,143
Total Industrials		25,960,565
Information Technology – 24.5%
Blackbaud, Inc.	22,469	2,276,110
Box, Inc., Class A *	61,718	1,354,710
Brooks Automation, Inc.	30,003	1,031,803
Carbonite, Inc. *	41,431	940,484
Cavium, Inc. *	25,262	1,742,825
Coherent, Inc. *	2,106	553,267
Fair Isaac Corp.	10,635	1,543,777
GrubHub, Inc. *,1	29,425	1,795,513
GTT Communications, Inc. *	133,106	4,851,714
HubSpot, Inc. *	4,561	394,754
J2 Global, Inc.	43,184	3,201,662
Littelfuse, Inc.	5,003	1,045,627
LogMeIn, Inc.	12,816	1,551,377
Lumentum Holdings, Inc. *,1	17,771	1,122,239
Microsemi Corp. *	34,809	1,857,756
MKS Instruments, Inc.	13,979	1,518,818
MongoDB, Inc. *,1	20,600	627,888
Proofpoint, Inc. *,1	5,853	540,876
RealPage, Inc. *	65,117	2,819,566
Total Information Technology		30,770,766
Materials – 6.2%
Eagle Materials, Inc.	9,644	1,018,117
Ingevity Corp. *	60,982	4,343,748

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials – 6.2% (continued)
Sensient Technologies Corp.	31,720	$2,412,306
Total Materials		7,774,171
Real Estate – 1.4%
QTS Realty Trust, Inc., Class A, REIT	17,811	1,030,366
Ryman Hospitality Properties, Inc., REIT	10,353	684,644
Total Real Estate		1,715,010
Total Common Stocks (Cost $108,454,931)		122,774,692
Rights – 0.0%
Health Care – 0.0%
Dyax Corp., CVR Expiration 12/31/19*,2,3 (Cost $0)	99,639	0

	Principal Amount
Short-Term Investments – 8.0%
Repurchase Agreements – 6.0%[4]
Cantor Fitzgerald Securities, Inc., dated 10/31/17, due 11/01/17, 1.080% total to be received $1,782,980 (collateralized by various U.S. Government Agency Obligations, 0.000% -10.000%, 12/01/17 - 09/20/67, totaling $1,818,585)	$1,782,927	1,782,927
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,782,980 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,818,586)	1,782,927	1,782,927

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $7,396,018 or 5.9% of net assets, were out on loan to various brokers.
[2]	Security’s value was determined by using significant unobservable inputs.
[3]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.
[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $1,782,980 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 – 12/01/51, totaling $1,818,178)	$1,782,927	$1,782,927
HSBC Securities USA, Inc., dated 10/31/17, due 11/01/17, 1.040% total to be received $1,782,979 (collateralized by various U.S. Government Agency Obligations, 2.500% – 8.000%, 04/01/22 – 10/01/47, totaling $1,818,594)	1,782,927	1,782,927
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.140% total to be received $375,179 (collateralized by various U.S. Government Agency Obligations, 0.000% – 2.375%, 12/15/17 – 05/15/27, totaling $382,670)	375,167	375,167
Total Repurchase Agreements		7,506,875

	Shares
Other Investment Companies – 2.0%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[5]	2,543,210	2,543,210
Total Short-Term Investments (Cost $10,050,085)		10,050,085
Total Investments – 105.8% (Cost $118,505,016)		132,824,777
Other Assets, less Liabilities – (5.8)%		(7,270,414)
Net Assets – 100.0%		$125,554,363

[5]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CVR Contingent Value Rights

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$122,774,692	—	—	$122,774,692
Rights	—	—	—	—
Short-Term Investments
Repurchase Agreements	—	$7,506,875	—	7,506,875
Other Investment Companies	2,543,210	—	—	2,543,210

Total Investments in Securities	$125,317,902	$7,506,875	—	$132,824,777

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

At October 31, 2017, the Level 3 securities are Rights received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs which generated a change in unrealized appreciation/depreciation of $(996).

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG River Road Small-Mid Cap Value Fund (the “Fund”), (formerly AMG River Road Select Value Fund) Class N shares returned 26.18%, outperforming the Russell 2500® Value Index return of 19.97%.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was real estate, which benefited from strong stock selection and an underweight allocation. The sector with the largest negative contribution to relative return was information technology, which lagged due to poor stock selection.

The two holdings with the largest positive contribution to the Fund’s return were Liberty Interactive Corp. Ventures Series A (LVNTA) and Fidelity National Financial Inc. – FNFV Group (FNFV). FNFV is a collection of investments in operating companies in various industries that are opportunistically managed by the company’s chairman, Bill Foley. FNFV currently has ownership stakes in an HR software company (Ceridian), various restaurant brands (O’Charley’s, Village Inn, Bakers Square, 99), and a healthcare IT platform company called T-System Holdings. FNFV’s Ceridian posted strong revenue growth and margin expansion during 2017 in its Dayforce cloud segment. We believe Ceridian is now positioned for an IPO or outright sale in the near future. To help monetize a portion of its restaurant holdings, FNFV agreed to merge its 55%-owned 99 Restaurant Group with J. Alexander’s Holdings Inc. (JAX). FNFV also sold its insurance broker One Digital for $560 million in cash. Lastly, FNFV is near conversion to a common stock from a tracking stock, which will likely increase management’s flexibility for M&A and make the stock more widely eligible for institutional ownership. The position was trimmed as the stock approached our assessed value. LVNTA is also a tracking stock and is invested in cable companies both publicly and privately. LVNTA owns 42.7 million shares of Liberty Broadband (LBRDK), 5.4 million shares of Charter Communications (CHTR), and has agreed to acquire Alaska’s largest cable provider General Communication Inc. (GNCMA). Our investment thesis that cord-cutting fears of pay TV are overblown and that broadband will gain market share and maintain pricing power has begun to play out. Once the GNCMA deal closes, LVNTA will also be converted to a common stock. This should set up a potential tax efficient combination with CHTR or another entity down the road. We maintained our position as the stock still trades at a sizable discount to our assessed valuation.

The two holdings with the largest negative contribution to the Fund’s return were Ingles Markets Inc. (Cl A) (IMKTA) and Vista Outdoor Inc. (VSTO). Shares of Ingles began to decline following Amazon’s announcement to acquire Whole Foods Market, which ignited fears regarding increased competition in the grocery space. Ingles is based in Asheville, NC, and was founded in 1965. It has 201 stores mostly located in small towns in Georgia, North Carolina, South Carolina and Tennessee. We believe IMKTA is unique in that the company owns the real estate at 77% of its stores, owns the entire shopping center at 37% of its stores, and often has the best locations. The mountainous terrain in many of the company’s markets makes it far more expensive to build a new store because new locations require extensive site preparation. This acts as a barrier to new competition in many towns served by Ingles. Also, Whole Foods has very little presence in Ingles’s markets. We took no action on the position. Vista is a maker and marketer of outdoor sporting and recreation goods and is the largest manufacturer of gun ammunition in the United States. The company has reported disappointing results in 2017 due to a sharp decline in consumer spending on firearms and related accessories after the U.S. presidential election. Making matters worse, retailers built large inventories of firearms, firearm accessories, and ammunition expecting a different election result. It is likely to take several quarters for bloated channel inventories to correct. We sold the position in the Fund in accordance with our sell discipline.

OUTLOOK AND POSITIONING

We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in unattractive valuations in the broader small cap market. As a result, identifying companies to replace those that are being sold at their assessed valuations is challenging. If returns do moderate over the coming months, we expect the Fund’s holdings and low volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small-Mid Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Small-Mid Cap Value Fund’s (formerly known as AMG River Road Select Value Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Small-Mid Cap Value Fund’s Class N shares on March 29, 2007, to a $10,000 investment made in the Russell 2500® Value Index and Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Small-Mid Cap Value Fund and the Russell 2500® Value Index and Russell 2000® Value Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG River Road Small-Mid Cap Value Fund2, [3,4,5,6]
Class N	26.18%	12.98%	7.08%	6.81%	03/29/07
Class I	26.63%	13.25%	7.36%	6.74%	06/28/07
Class Z	—	—	—	(1.30%)	09/29/17
Russell 2500® Value Index[7]	19.97%	13.46%	7.57%	6.88%	03/29/07	†
Russell 2000® Value Index[8]	24.81%	13.58%	7.04%	6.34%	03/29/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[6]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[7]	The Russell 2500® Value Index measures the performance of the Russell 2500® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2500® Value Index is unmanaged, is not available for investment and does not incur expenses.
[8]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small-Mid Cap Value Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	34.7
Information Technology	18.8
Industrials	14.5
Financials	11.6
Health Care	5.6
Energy	3.6
Consumer Staples	2.6
Telecommunication Services	2.2
Real Estate	1.3
Utilities	1.1
Materials	0.8
Other Assets Less Liabilities	3.2

TOP TEN HOLDINGS

Security Name	% of Net Assets
Liberty Ventures, Class A	5.1
White Mountains Insurance Group, Ltd.	4.5
Premier, Inc., Class A	4.3
UniFirst Corp.	4.1
Murphy USA, Inc.	3.8
FNFV Group	3.5
Liberty Expedia Holdings, Inc., Class A	2.8
Blackhawk Network Holdings, Inc.	2.7
Conduent, Inc.	2.5
Mitel Networks Corp.	2.5

Top Ten as a Group	35.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small-Mid Cap Value Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 96.8%
Consumer Discretionary – 34.7%
Advance Auto Parts, Inc.	11,220	$917,123
Asbury Automotive Group, Inc. *	12,310	755,834
Biglari Holdings, Inc. *	1,828	653,400
Cinemark Holdings, Inc. [1]	10,430	379,026
Extended Stay America, Inc. (Units)	33,960	673,087
International Speedway Corp., Class A	17,177	667,326
The Interpublic Group of Cos, Inc.	28,300	544,775
J Alexander’s Holdings, Inc. *	23,631	248,126
La Quinta Holdings, Inc. *	12,200	214,964
Liberty Broadband Corp., Class C *	7,834	683,830
Liberty Expedia Holdings, Inc., Class A *	26,678	1,229,856
Liberty Global PLC Lilac Group, Class A (United Kingdom) *,1	15,940	346,217
Liberty Global PLC Lilac Group, Class C (United Kingdom) *	35,720	785,840
Liberty Ventures, Class A *	39,372	2,242,629
The Madison Square Garden Co., Class A *	1,939	431,796
Motorcar Parts of America, Inc. *	28,880	834,921
Murphy USA, Inc. *	22,933	1,705,298
National CineMedia, Inc.	53,010	356,757
PICO Holdings, Inc. *	40,912	773,237
Sleep Number Corp. *	29,452	957,190
Total Consumer Discretionary		15,401,232
Consumer Staples – 2.6%
Hostess Brands, Inc. *	48,310	557,014
Ingles Markets, Inc., Class A	25,693	598,647
Total Consumer Staples		1,155,661
Energy – 3.6%
HollyFrontier Corp.	15,850	585,657
PBF Energy, Inc., Class A [1]	13,415	388,633
QEP Resources, Inc. *	19,520	174,704
World Fuel Services Corp.	15,870	441,186
Total Energy		1,590,180
Financials – 11.6%
Axis Capital Holdings, Ltd. (Bermuda)	12,890	701,087
Capital Southwest Corp., BDC	20,567	356,220
FNFV Group *	90,455	1,560,349
Leucadia National Corp.	20,129	509,264

	Shares	Value
White Mountains Insurance Group, Ltd.	2,252	$2,002,366
Total Financials		5,129,286
Health Care – 5.6%
Computer Programs & Systems, Inc.	18,633	561,785
Premier, Inc., Class A *	58,650	1,916,095
Total Health Care		2,477,880
Industrials – 14.5%
Air Transport Services Group, Inc. *	17,586	425,581
Armstrong Flooring, Inc. *	34,770	514,596
Armstrong World Industries, Inc. *	17,611	899,922
Cubic Corp.	11,613	633,489
Forward Air Corp.	10,129	581,810
Kansas City Southern	6,132	639,077
Resources Connection, Inc.	33,958	534,838
SP Plus Corp. *	5,965	231,144
Spirit AeroSystems Holdings, Inc., Class A	2,166	173,497
UniFirst Corp.	11,436	1,801,170
Total Industrials		6,435,124
Information Technology – 18.8%
Blackhawk Network Holdings, Inc. *	35,820	1,216,089
Cars.com, Inc. *,1	39,590	943,034
Conduent, Inc. *	72,460	1,121,681
CSG Systems International, Inc.	17,964	760,596
Dolby Laboratories, Inc., Class A	11,230	650,666
ePlus, Inc. *	2,382	227,719
EVERTEC, Inc. (Puerto Rico)	34,620	519,300
Mitel Networks Corp. (Canada)*	128,830	1,106,650
Sabre Corp.	30,810	602,643
Sykes Enterprises, Inc. *	18,818	544,593
VeriFone Systems, Inc. *	33,650	642,042
Total Information Technology		8,335,013
Materials – 0.8%
Compass Minerals International, Inc. [1]	5,700	373,920
Real Estate – 1.3%
Marcus & Millichap, Inc., REIT *	7,790	221,392
Realogy Holdings Corp., REIT	11,610	375,351
Total Real Estate		596,743
Telecommunication Services – 2.2%
ATN International, Inc.	10,369	562,933

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund	October 31, 2017

Schedule of Portfolio Investment (continued)

	Shares	Value
Telecommunication Services – 2.2% (continued)
Telephone & Data Systems, Inc.	14,393	$419,556
Total Telecommunication Services		982,489
Utilities – 1.1%
National Fuel Gas Co. [1]	8,478	492,148
Total Common Stocks (Cost $37,955,052)		42,969,676

	Principal Amount
Short-Term Investments – 7.8%
Repurchase Agreements – 4.6%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,020,000)	$1,000,000	1,000,000
Credit Suisse Securities (USA) LLC, dated 10/31/17, due 11/01/17, 1.010% total to be received $1,000,028 (collateralized by various U.S. Government Agency Obligations, 0.375% - 2.125%, 01/15/19 - 02/15/44, totaling $1,020,011)	1,000,000	1,000,000

	Principal Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/2017, due 11/1/2017, 1.050% total to be received $65,479 (collateralized by various U.S. Government Agency Obligations, 2.000% -2.125%, 03/31/24 - 06/30/24, totaling $66,787)	$65,477	$65,477
Total Repurchase Agreements		2,065,477

	Shares
Other Investment Companies – 3.2%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	1,418,696	1,418,696
Total Short-Term Investments (Cost $3,484,173)		3,484,173
Total Investments – 104.6% (Cost $41,439,225)		46,453,849
Other Assets, less Liabilities – (4.6)%		(2,046,959)
Net Assets – 100.0%		$44,406,890

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $2,024,592 or 4.6% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

BDC Business Development Company

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$42,969,676	—	—	$42,969,676
Short-Term Investments
Repurchase Agreements	—	$2,065,477	—	2,065,477
Other Investment Companies	1,418,696	—	—	1,418,696

Total Investments in Securities	$44,388,372	$2,065,477	—	$46,453,849

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31. 2017, the AMG River Road Small Cap Value Fund (the “Fund”) Class N shares returned 23.43%, trailing the 24.81% return for the Russell 2000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was real estate, which benefited from strong stock selection and an underweight allocation. The sector with the largest negative contribution to relative return was consumer staples, which lagged due to poor stock selection. The Fund’s cash position, which averaged approximately 8% during the period, was also a detractor to relative performance, given the strong returns of the overall market.

The two holdings with the largest positive contribution to the Fund’s return were Fidelity National Financial Inc. – FNFV Group (FNFV) and Air Transport Services Group (ATSG). FNFV Group is a collection of investments in operating companies in various industries that are opportunistically managed by the company’s chairman, Bill Foley. FNFV currently has ownership stakes in an HR software company (Ceridian), various restaurant brands (O’Charley’s, Village Inn, Bakers Square, 99), and a health care IT platform company called T-System Holdings. FNFV’s Ceridian posted strong revenue growth and margin expansion during 2017 in its Dayforce cloud segment. We believe Ceridian is now positioned for an IPO or outright sale in the near future. To help monetize a portion of its restaurant holdings, FNFV agreed to merge its 55%-owned 99

Restaurant Group with J. Alexander’s Holdings Inc. (JAX). FNFV also sold its insurance broker One Digital for $560 million in cash. Lastly, FNFV is near conversion to a common stock from a tracking stock, which will likely increase management’s flexibility for M&A and make the stock more widely eligible for institutional ownership. The position was trimmed as the stock approached our assessed value. ATSG is the largest independent lessor of the Boeing 767, which are the most cost-effective aircraft for just-in-time freight delivery. In early 2017, ATSG finished delivering 20 aircraft to Amazon under long-term contracts, which created significant revenue growth and improved efficiencies in operations. We significantly trimmed the position at our assessed value.

The two holdings with the largest negative contribution to the Fund’s return were grocery store chains: Ingles Markets Inc. (Cl A) (IMKTA) and Natural Grocers by Vitamin Cottage Inc. (NGVC). The shares of both companies began to decline when Amazon announced a deal to acquire Whole Foods Market, sparking fear regarding increased competition in the grocery industry. Ingles is based in Asheville, NC, and was founded in 1965. It has 201 stores mostly located in small towns in Georgia, North Carolina, South Carolina and Tennessee. We believe IMKTA is unique in that the company owns the real estate at 77% of its stores, owns the entire shopping center at 37% of its stores, and often has the best locations. The mountainous terrain in many of the company’s markets makes it far more expensive to build a new store because new locations require extensive site preparation. This acts as a barrier to new competition in many towns served by Ingles. Also, Whole Foods has very little presence in Ingles’s markets. We took no action on the position. NGVC is a small chain on the west coast with 135 stores that focus on natural/organic foods plus dietary supplements. Increased competition slowed sales growth, and higher wage pressures and occupancy costs negatively impacted profitability in 2017. We believe recent margin compression will be a permanent change for the company, which does not own its real estate and operates in more urban markets. We eliminated the position from the Fund as part of our sell discipline.

OUTLOOK AND POSITIONING

We continue to position the Fund in shares of high quality companies that we believe will perform well in a sustained period of weak-to-moderate economic growth. Rapidly rising equity prices paired with modest earnings growth over the past several years has resulted in unattractive valuations in the broader small cap market. As a result, identifying companies to replace those that are being sold at their assessed valuations is challenging. Thus, cash in the Fund is at the higher end of its historical range. If returns do moderate over the coming months, we expect the Fund’s holdings and low volatility approach to be well positioned.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small Cap Value Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Small Cap Value Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG River Road Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended October 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG River Road Small Cap Value Fund2,[3,4,5,6]
Class N	23.43%	12.92%	6.14%	8.19%	06/28/05
Class I	23.80%	13.22%	6.41%	6.25%	12/13/06
Class Z	—	—	—	0.00%	09/29/17
Russell 2000® Value Index[7]	24.81%	13.58%	7.04%	7.64%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[7]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small Cap Value Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	23.1
Information Technology	21.6
Industrials	20.1
Financials	12.5
Energy	4.1
Consumer Staples	3.4
Telecommunication Services	2.8
Health Care	2.6
Materials	1.0
Real Estate	0.8
Other Assets Less Liabilities	8.0

TOP TEN HOLDINGS

% of
Security Name	Net Assets
White Mountains Insurance Group, Ltd.	4.7
UniFirst Corp.	4.4
FNFV Group	4.3
Murphy USA, Inc.	3.9
Blackhawk Network Holdings, Inc.	3.0
Liberty Expedia Holdings, Inc., Class A	2.7
Cars.com, Inc.	2.6
Mitel Networks Corp.	2.6
Armstrong World Industries, Inc.	2.4
CSG Systems International, Inc.	2.4

Top Ten as a Group	33.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small Cap Value Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 92.0%
Consumer Discretionary – 23.1%
Asbury Automotive Group, Inc. *	92,750	$5,694,850
Biglari Holdings, Inc. *	15,845	5,663,637
International Speedway Corp., Class A	180,126	6,997,895
J Alexander’s Holdings, Inc. *	326,645	3,429,772
La Quinta Holdings, Inc. *	206,330	3,635,535
Liberty Expedia Holdings, Inc., Class A *	183,830	8,474,563
The Marcus Corp.	33,101	898,692
Motorcar Parts of America, Inc. *	220,176	6,365,288
Murphy USA, Inc. *	162,512	12,084,392
National CineMedia, Inc.	364,220	2,451,201
PICO Holdings, Inc. *	345,294	6,526,057
Sleep Number Corp. *	198,293	6,444,522
SodaStream International, Ltd. (Israel)*	31,522	2,007,006
Vista Outdoor, Inc. *	65,520	1,370,023
Total Consumer Discretionary		72,043,433
Consumer Staples – 3.4%
Hostess Brands, Inc. *	340,130	3,921,699
Ingles Markets, Inc., Class A	216,895	5,053,653
Natural Grocers by Vitamin Cottage, Inc. *,1	294,103	1,444,046
Total Consumer Staples		10,419,398
Energy – 4.1%
Evolution Petroleum Corp.	211,470	1,564,878
Gran Tierra Energy, Inc. (Canada)*	657,120	1,425,950
PBF Energy, Inc., Class A [1]	174,060	5,042,518
QEP Resources, Inc. *	122,690	1,098,076
World Fuel Services Corp.	125,900	3,500,020
Total Energy		12,631,442
Financials – 12.5%
American National Insurance Co.	30,690	3,735,894
Capital Southwest Corp., BDC	239,229	4,143,446
First Citizens BancShares, Inc., Class A	7,185	2,909,925
FNFV Group *	775,255	13,373,149
White Mountains Insurance Group, Ltd.	16,438	14,615,847
Total Financials		38,778,261
Health Care – 2.6%
Computer Programs & Systems, Inc.	208,872	6,297,491

	Shares	Value
Orthofix International, N.V. *	33,808	$1,816,504
Total Health Care		8,113,995
Industrials – 20.1%
Aegion Corp. *	142,780	3,325,346
Air Transport Services Group, Inc. *	174,133	4,214,019
Armstrong Flooring, Inc. *	289,660	4,286,968
Armstrong World Industries, Inc. *	149,663	7,647,779
Barrett Business Services, Inc.	46,142	2,804,972
Cubic Corp.	92,757	5,059,894
Forward Air Corp.	106,950	6,143,208
Kelly Services, Inc., Class A	133,480	3,511,859
KLX, Inc. *	29,207	1,602,296
Resources Connection, Inc.	285,383	4,494,782
SP Plus Corp. *	91,383	3,541,091
UniFirst Corp.	87,377	13,761,878
Viad Corp.	37,569	2,180,881
Total Industrials		62,574,973
Information Technology – 21.6%
Blackhawk Network Holdings, Inc. *	273,917	9,299,482
Cars.com, Inc. *,1	341,410	8,132,386
Computer Services, Inc.	136,105	6,601,093
CSG Systems International, Inc.	174,445	7,386,001
ePlus, Inc. *	46,028	4,400,277
EVERTEC, Inc. (Puerto Rico)	163,930	2,458,950
Ituran Location and Control, Ltd. (Israel)	155,578	5,523,019
Match Group, Inc. *,1	60,536	1,618,733
Mitel Networks Corp. (Canada)*	935,880	8,039,209
OSI Systems, Inc. *	23,300	2,059,254
Sykes Enterprises, Inc. *	129,968	3,761,274
TechTarget, Inc. *	140,344	1,748,686
VeriFone Systems, Inc. *	333,870	6,370,240
Total Information Technology		67,398,604
Materials – 1.0%
Compass Minerals International, Inc. [1]	48,910	3,208,496
Real Estate – 0.8%
Marcus & Millichap, Inc., REIT *	85,801	2,438,464
Telecommunication Services – 2.8%
ATN International, Inc.	86,143	4,676,704

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services – 2.8% (continued)
Telephone & Data Systems, Inc.	139,240	$4,058,846
Total Telecommunication Services		8,735,550
Total Common Stocks (Cost $224,929,420)		286,342,616

	Principal
	Amount
Short-Term Investments – 12.5%
Repurchase Agreements – 4.2%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $3,139,077 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $3,201,764)	$3,138,984	3,138,984
Daiwa Capital Markets America, dated 10/31/17, due 11/01/17, 1.080% total to be received $3,139,078 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 - 12/01/51, totaling $3,201,046)	3,138,984	3,138,984
HSBC Securities USA, Inc., dated 10/31/17, due 11/01/17, 1.040% total to be received $3,139,075 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $3,201,779)	3,138,984	3,138,984

	Principal
	Amount	Value
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.140% total to be received $660,518 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.375%, 12/15/17 - 05/15/27, totaling $673,707)	$660,497	$660,497
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $3,139,076 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 11/30/17 - 09/09/49, totaling $3,201,764)	3,138,984	3,138,984
Total Repurchase Agreements		13,216,433

	Shares
Other Investment Companies – 8.3%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	25,740,343	25,740,343
Total Short-Term Investments (Cost $38,956,776)		38,956,776
Total Investments – 104.5% (Cost $263,886,196)		325,299,392
Other Assets, less Liabilities – (4.5)%		(13,913,803)
Net Assets – 100.0%		$311,385,589

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $12,933,398 or 4.2% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

BDC	Business Development Company
REIT	Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$286,342,616	—	—	$286,342,616
Short-Term Investments
Repurchase Agreements	—	$13,216,433	—	13,216,433
Other Investment Companies	25,740,343	—	—	25,740,343

Total Investments in Securities	$312,082,959	$13,216,433	—	$325,299,392

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund
Portfolio Manager’s Comments (unaudited)

REVIEW AND OUTLOOK

The AMG Managers Silvercrest Small Cap Fund (the “Fund”) Class N shares returned 25.83% for the fiscal year ended October 31, 2017, compared with a 24.81% return for its benchmark, the Russell 2000® Value Index.

We saw a modest positive impact on relative performance from our various sector over/under weightings versus the Russell 2000® Value Index, with our overweights in producer durables and healthcare and our underweight in utilities having the greatest impact. Our cash position, while relatively modest at an average weight of less than 3%, hurt us given the strong equity return over the period. As is typical for us, the bulk of our positive performance relative to the index was from stock selection. We enjoyed excellent relative performance in technology, with our holdings gaining 61% versus 31% for the benchmark. Together with our overweighted positioning, technology represented our largest contribution to return at the sector level. We also performed relatively well in our largest sector exposure, financial services (+31% vs. +25%), and in consumer discretionary (+32% vs. +19%). On the negative side, our weakest sector contribution to return was in producer durables (+20% vs. +38%), where we were hurt by our single worst performer Babcock & Wilcox Enterprises (-83%). Babcock, obviously, was quite a disappointment and we eliminated our position. We also lagged in healthcare (+34% vs. +43%), where despite a strong absolute return we couldn’t quite keep up with the powerful return from the index’s biotechnology holdings, which we generally find ill-suited to our investment philosophy.

Our largest individual contributors to return included MKS Instruments and Entegris, which both gained over 100% for the year, benefiting from strong demand in the semiconductor industry. Fox Factory Holdings, a provider of suspension products for bikes and powered vehicles, gained substantially on strong earnings results and excitement over growing content in the sport truck market.

Our largest detractors from return included the aforementioned Babcock & Wilcox, an engineering and construction company where cost overruns on various projects dramatically reduced the earnings outlook. Finish Line, an athletic footwear and apparel retailer also performed poorly in a weak environment for many mall-based sports-oriented retailers.

Looking forward, we are struck by the generally optimistic tone we are hearing from most of our company management teams. Current economic conditions around the world appear favorable, which has led to generally solid earnings results over the past year. Corporate balance sheets remain in good shape, cash flow is solid, and potential tax reform would be a plus. While we are disappointed in not seeing any M+A activity in the portfolio this year after three of our holdings were targeted last year, we continue to believe there is substantial franchise value in our names and expect to see more activity in the years ahead. Within the portfolio, we have been relatively active, trimming/eliminating some tenured holdings to keep the portfolio’s valuation and market cap reasonable. We would expect a modest increase in our name count as we redeploy those assets. Overall, while political wrangling and global intrigue may influence the market on a day-to-day basis, we are comforted by what we see as a still constructive earnings outlook that leaves our portfolio appearing modestly undervalued.

The views expressed represent the opinions of Silvercrest Asset Management Group LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Silvercrest Small Cap Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Silvercrest Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Silvercrest Small Cap Fund’s Class N shares on December 27, 2011, to a $10,000 investment made in the Russell 2000® Value Index and Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Silvercrest Small Cap Fund and the Russell 2000® Value Index and Russell 2000® Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Silvercrest Small Cap Fund2,[3,4,5]
Class N	25.83%	14.71%	14.11%	12/27/11
Class I	26.07%	14.98%	14.40%	12/27/11
Class Z	—	—	1.09%	09/29/17
Russell 2000® Value Index[6]	24.81%	13.58%	13.65%	12/27/11	†
Russell 2000® Index[7]	27.85%	14.49%	14.24%	12/27/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[4]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[5]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[6]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.
[7]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Silvercrest Small Cap Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	19.8
Industrials	17.2
Information Technology	17.1
Consumer Discretionary	11.3
Real Estate	7.7
Materials	7.1
Energy	5.9
Health Care	5.7
Utilities	3.1
Consumer Staples	2.1
Other Assets Less Liabilities	3.0

TOP TEN HOLDINGS

Security Name	% of Net Assets
BancorpSouth, Inc.	3.3
MKS Instruments, Inc.	3.1
FCB Financial Holdings, Inc., Class A	2.9
IBERIABANK Corp.	2.8
Independent Bank Corp./Rockland MA	2.7
CVB Financial Corp.	2.7
Pebblebrook Hotel Trust, 0.380%	2.6
Ingevity Corp.	2.3
Selective Insurance Group, Inc.	2.3
Matador Resources Co.	2.3

Top Ten as a Group	27.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Silvercrest Small Cap Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 97.0%
Consumer Discretionary – 11.3%
Dana, Inc.	160,780	$4,902,182
The EW Scripps Co., Class A *	124,040	2,150,854
Fox Factory Holding Corp. *	34,950	1,487,122
La-Z-Boy, Inc.	171,480	4,621,386
Lithia Motors, Inc., Class A	36,350	4,114,093
Meredith Corp.	65,770	3,485,810
Murphy USA, Inc. *	53,280	3,961,901
Wolverine World Wide, Inc.	205,750	5,616,975
Total Consumer Discretionary		30,340,323
Consumer Staples – 2.1%
J&J Snack Foods Corp.	26,244	3,494,914
Lancaster Colony Corp.	16,404	2,054,109
Total Consumer Staples		5,549,023
Energy – 5.9%
Callon Petroleum Co. *	342,720	3,800,765
Forum Energy Technologies, Inc. *	170,320	2,452,608
Matador Resources Co. *,1	230,500	6,119,775
Select Energy Services, Inc., Class A *	200,750	3,268,210
Total Energy		15,641,358
Financials – 19.8%
BancorpSouth, Inc.	277,780	8,777,848
CVB Financial Corp.	299,390	7,143,445
FCB Financial Holdings, Inc., Class A *	164,040	7,660,668
Glacier Bancorp, Inc.	93,360	3,543,946
Horace Mann Educators Corp.	113,834	4,985,929
IBERIABANK Corp.	100,029	7,377,139
Independent Bank Corp./Rockland MA	101,423	7,312,598
Selective Insurance Group, Inc.	103,310	6,157,276
Total Financials		52,958,849
Health Care – 5.7%
AMN Healthcare Services, Inc. *	113,090	4,964,651
ICU Medical, Inc. *	27,334	5,223,528
Natus Medical, Inc. *	117,210	4,969,704
Total Health Care		15,157,883
Industrials – 17.2%
Advanced Disposal Services, Inc. *	156,560	3,901,475
Altra Industrial Motion Corp.	111,205	5,326,719

	Shares	Value
BMC Stock Holdings, Inc. *	173,420	$3,719,859
CIRCOR International, Inc.	43,850	1,927,208
EMCOR Group, Inc.	42,506	3,422,158
ESCO Technologies, Inc.	64,360	3,729,662
Insperity, Inc.	38,150	3,620,435
Knoll, Inc.	161,850	3,434,457
MSA Safety, Inc.	22,979	1,826,831
Mueller Water Products, Inc., Class A	310,710	3,709,877
Quanex Building Products Corp.	115,010	2,524,470
Standex International Corp.	39,850	4,126,467
US Ecology, Inc.	97,389	4,630,847
Total Industrials		45,900,465
Information Technology – 17.1%
ACI Worldwide, Inc. *	165,247	3,979,148
Entegris, Inc.	182,840	5,988,010
Littelfuse, Inc.	22,188	4,637,292
MACOM Technology Solutions Holdings, Inc. *,1	130,990	5,354,871
Methode Electronics, Inc.	63,640	2,984,716
MKS Instruments, Inc.	75,490	8,201,988
NETGEAR, Inc. *	58,100	2,710,365
NetScout Systems, Inc. *	84,870	2,410,308
Plexus Corp. *	60,360	3,707,915
Rogers Corp. *	37,620	5,721,250
Total Information Technology		45,695,863
Materials – 7.1%
HB Fuller Co.	85,510	4,862,954
Ingevity Corp. *	88,750	6,321,662
Minerals Technologies, Inc.	68,340	4,913,646
PH Glatfelter Co.	139,653	2,927,127
Total Materials		19,025,389
Real Estate – 7.7%
EastGroup Properties, Inc., REIT	38,628	3,499,311
Pebblebrook Hotel Trust, REIT [1]	196,450	7,005,407
Physicians Realty Trust, REIT	253,400	4,404,092
QTS Realty Trust, Inc., Class A, REIT	100,210	5,797,148
Total Real Estate		20,705,958
Utilities – 3.1%
MGE Energy, Inc.	42,133	2,782,884
ONE Gas, Inc.	35,250	2,713,545

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Utilities – 3.1% (continued)
Portland General Electric Co.	60,009	$2,864,830
Total Utilities		8,361,259
Total Common Stocks
(Cost $212,631,184)		259,336,370

	Principal Amount
Short-Term Investments – 6.6%
Repurchase Agreements – 4.9%[2]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $3,088,031 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $3,149,698)	$3,087,939	3,087,939
HSBC Securities USA, Inc., dated 10/31/17, due 11/01/17, 1.040% total to be received $3,088,028 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $3,149,713)	3,087,939	3,087,939
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.180%total to be received $3,088,040 (collateralized by various U.S. Government Agency Obligations, 2.750% - 4.000%, 04/01/27 - 10/15/52, totaling $3,149,698)	3,087,939	3,087,939
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $649,734 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.125%, 03/31/24 - 06/30/24, totaling $662,709)	$649,715	$649,715

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $12,903,710 or 4.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $3,088,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 11/30/17 - 09/09/49, totaling $3,149,698)	3,087,939	3,087,939
Total Repurchase Agreements		13,001,471

	Shares
Other Investment Companies – 1.7%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[3]	4,480,642	4,480,642
Total Short-Term Investments (Cost $17,482,113)		17,482,113
Total Investments – 103.6% (Cost $230,113,297)		276,818,483
Other Assets, less Liabilities – (3.6)%		(9,535,306)
Net Assets – 100.0%		$267,283,177

[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$259,336,370	—	—	$259,336,370
Short-Term Investments
Repurchase Agreements	—	$13,001,471	—	13,001,471
Other Investment Companies	4,480,642	—	—	4,480,642

Total Investments in Securities	$263,817,012	$13,001,471	—	$276,818,483

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

AMG GW&K U.S. Small Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the fiscal year ending October 31, 2017, the AMG GW&K U.S. Small Cap Growth Fund (the “Fund”) Class N shares returned 30.91% compared to the return of 31.00% for the Russell 2000® Growth Index.

This measurement period began with a bang—the surprising (to many professional observers, at least) election of a businessman and political novice to the highest office in the land. This outcome, along with the Republican sweep of Congress, catalyzed a dramatic swing in market sentiment. Investors moved from positioning for a Washington and macroeconomic status quo (or perhaps even a tilt in the Senate toward Democrats) to a political landscape dominated by the Republican ticket. Making the situation even more interesting was the lack of a clearly articulated ideology for the incoming administration. This blank slate permitted investors to imagine the most positive outcomes this newly elected leader might be able to accomplish. And dream they did, driving equity prices up on hope of lower taxes, lower regulation, and beneficial infrastructure spending which would drive overall higher growth rates for both the economy and corporate profits.

The narrative for a market rally was set up by the preceding two and a half years, when corporate profits stalled and small cap growth stocks had mostly vacillated. This was compounded by a macro overlay where investors were obsessed with safety and embraced the idea that low rates and low growth were here to stay. The result was too much emphasis on safety and low growth trades, while avoiding cyclical growth at all costs. Furthermore, stocks had pulled back considerably heading into the election as the Russell 2000® Growth Index sat 7.3% off its recent high. Thus, while the election was the spark that started the fire, the dry kindling and crumpled newspaper were already in the fireplace. This fire produced a return of 9.0% in the month of November alone for U.S. small cap growth stocks. The subsequent market gains were generally more orderly than this initial burst of excitement, but they were gains nonetheless as the Russell 2000® Growth Index returned a total of 31.0% for the 12 months ended October 31, 2017. While the legislative agenda of the administration did not materialize over this span, the potential for progress remained a tantalizing prospect for investors. Perhaps more importantly for stocks, over this time frame the market digested respectable earnings growth, generally improving economic data, and disciplined monetary policy which translated into meaningful gains for stocks.

This rally demonstrated some modest preferences for lower quality stocks and increasing risk profiles. These characteristics can be seen in looking at the style factors where non-earners and high beta (sensitivity to market movements) stocks were outperformers during the period. Further evidence of the risk-on dynamics at play can be found in looking at the sector returns as two of the three worst performers were the prosaic consumer staples 6.6% and real estate 21.7% sectors. Rounding out the bottom three was energy 17.8%, as the sector continued its slide from the preceding 12-month period. While the decline in energy was striking, its impact on the benchmark was not given that it constitutes little more than 1% of the Index. Another marginal sector formed the opposite bookend on performance with the diminutive telecommunication services (less than 1% of the benchmark) posting an eye-popping gain of 63.6%. The move in this sector was fairly idiosyncratic as the M&A activity of two constituents (Straight Path Communications and General Communication) played a significant role in the gains for this group. In looking at the remaining meaningful sectors, the strength in the market was broad based as all but consumer discretionary 22.4% posted a return of better than 30%. The leaders of this pack were materials 38.6% and health care 37.2%. Within health care, the biotechnology industry was a notable contributor given its gain of 54.8%, lending further credence to the idea of a risk-on rally.

The Fund produced an attractive absolute return of 30.91% during the measurement period. The Fund’s relative performance finished in line with the Index. The Fund had strong stock selection distributed across the Fund’s portfolio as a total of six sectors (information technology, industrials, consumer discretionary, energy, financials and real estate) demonstrated positive stock selection. The biggest contributor was the information technology sector where nearly all of our positions produced double-digit percentage returns during the period. The strength in the overall sector 33.4% certainly created an attractive environment, but having 21 out of 22 holdings post gains of better than 10% seems noteworthy nonetheless. There were a number of significant contributors to our performance including six stocks (Cabot Microelectronics, Zebra Technologies, Cognex, Mimecast, Blackbaud and HubSpot) that rallied by more than 50%. Good earnings results were a frequent driver of our information technology stocks, with M&A activity providing a modest incremental boost. Specifically, IntraLinks and Xactly were beneficiaries of acquisition offers during the period.

At the other end of the performance spectrum, the health care, materials and consumer staples sectors were the only ones to report negative stock selection. Of the three, health care was by far the most impactful. The weakness in health care can be attributed to our underweight position in the biotechnology industry combined with our position in one stock. As previously mentioned, the biotechnology industry was very strong during the period, boasting a gain of 54.8%. The difficulty of finding biotechnology companies that meet our investment requirements means that we usually carry an underweight position in the industry and the preceding twelve months were no different. We have generally made progress over the past few years in narrowing our underweight. However, anything less than an equal weight position is likely to create a headwind for results when a sector or industry beats the rest of the Index by more than 2,000 basis points, as was the case with biotechnology during the period. The remainder of the underperformance in health care can be attributed to our ownership of shares in Inotek. This stock was more than cut in half in January on the heels of weak data for its lead drug candidate. We subsequently exited our position as we no longer had confidence in the company’s ability to bring a drug to market in a timely fashion. Other top detractors in health care included DBV Technologies, Endologix, Inc, and Impax Laboratories. We had a few strong performers elsewhere in biotechnology, most notably Amicus Therapeutics which more than doubled during the period. However, it was not enough to offset the deleterious impact of Inotek.

Our recent trading activity has been fairly normal as our long-term approach leads to relatively low turnover. At a high level, the most notable uses of cash during the period were the industrials and health care sectors, as we narrowed our underweight in the case of the former and swung from an underweight to an overweight in the case of the latter. As is typical of our approach the overweights and underweights in any given sector tend to be fairly modest and are driven by our bottom-up stock selection process. The most notable source of capital for this trading activity was a reduction in our overweight position in the financials sector. The main driver of this change was the sale of one our largest positions, MarketAxess, once that

AMG GW&K U.S. Small Cap Growth Fund
Portfolio Manager’s Comments (continued)

stock exceeded our market cap threshold. MarketAxess was but one example of a forced sale during the period. We sold one other position due to its market cap, along with a host of others that were acquired, including Team Health, CEB, and PrivateBancorp, as well as the previously discussed

Xactly and IntraLinks. These forced sales present welcome, high class problems of needing to redeploy capital to other ideas. We successful solved these specific problems to such an extent that we actually reduced our cash position during the period.

The views expressed represent the opinions of GW&K Investment Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG GW&K U.S. Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG GW&K U.S. Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG GW&K U.S. Small Cap Growth Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the Russell 2000® Index and the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG GW&K U.S. Small Cap Growth Fund and the Russell 2000® Index and the Russell 2000® Growth Index for the same time periods ended October 31, 2017.

	One	Five	Ten	Since	Inception
Average Annual Total Returns [1]	Year	Years	Years	Inception	Date
AMG GW&K U.S. Small Cap Growth Fund2,[3,4]
Class N	30.91%	9.35%	6.19%	9.93%	11/30/00
Class I	31.57%	9.64%	6.47%	8.16%	01/04/05
Class Z	—	—	—	15.67%	02/24/17
Russell 2000® Index[5]	27.85%	14.49%	7.63%	8.89%	11/30/00	†
Russell 2000® Growth Index[6]	31.00%	15.36%	8.16%	7.44%	11/30/00	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[5]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.
[6]	The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K U.S. Small Cap Growth Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	23.2
Health Care	22.7
Industrials	17.9
Consumer Discretionary	14.5
Financials	7.0
Materials	4.2
Real Estate	3.4
Consumer Staples	1.3
Energy	1.1
Other Assets Less Liabilities	4.7

TOP TEN HOLDINGS

Security Name	% of Net Assets
Grand Canyon Education, Inc.	2.7
HEICO Corp.	2.3
Burlington Stores, Inc.	2.2
SiteOne Landscape Supply, Inc.	2.1
Medidata Solutions, Inc.	2.1
Silicon Laboratories, Inc.	1.9
LogMeIn, Inc.	1.9
EPAM Systems, Inc.	1.9
Tyler Technologies, Inc.	1.9
Balchem Corp.	1.8

Top Ten as a Group	20.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K U.S. Small Cap Growth Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 95.3%
Consumer Discretionary – 14.5%
Burlington Stores, Inc. *	8,720	$818,721
Chuy’s Holdings, Inc. *	15,292	344,070
Dave & Buster’s Entertainment, Inc. *	10,927	526,681
Five Below, Inc. *	11,159	616,535
Fox Factory Holding Corp. *	12,690	539,960
Grand Canyon Education, Inc. *	10,989	983,625
Horizon Global Corp. *	11,662	189,274
Lithia Motors, Inc., Class A	3,230	365,571
Oxford Industries, Inc.	5,710	368,866
Pool Corp.	4,600	555,588
Total Consumer Discretionary		5,308,891
Consumer Staples – 1.3%
Amplify Snack Brands, Inc. *	17,863	114,145
PriceSmart, Inc.	4,450	372,910
Total Consumer Staples		487,055
Energy – 1.1%
Matador Resources Co. *,1	15,335	407,144
Financials – 7.0%
Ameris Bancorp.	13,057	625,430
Encore Capital Group, Inc. *,1	10,557	490,373
Greenhill & Co., Inc. [1]	5,263	96,313
Heritage Insurance Holdings, Inc. [1]	12,841	205,970
Pinnacle Financial Partners, Inc.	5,372	355,626
Stifel Financial Corp.	5,912	313,513
Texas Capital Bancshares, Inc. *	5,363	461,486
Total Financials		2,548,711
Health Care – 22.7%
ABIOMED, Inc. *	2,792	538,632
Acadia Healthcare Co., Inc. *,1	7,409	232,346
Amicus Therapeutics, Inc. *,1	24,415	347,670
Bruker Corp.	9,692	304,329
Cardiovascular Systems, Inc. *	11,276	271,413
Catalent, Inc. *	15,260	649,923
Cotiviti Holdings, Inc. *	11,557	406,344
DBV Technologies, S.A., Sponsored ADR (France)*	11,563	270,806
Endologix, Inc. *,1	18,222	96,577
Global Blood Therapeutics, Inc. *	12,128	482,694
Globus Medical, Inc., Class A *	16,229	517,218
ICU Medical, Inc. *	3,110	594,321
Impax Laboratories, Inc. *	18,720	339,768

	Shares	Value
INC Research Holdings, Inc., Class A *	10,131	$578,987
Medidata Solutions, Inc. *	9,979	750,720
Neurocrine Biosciences, Inc. *	9,499	589,983
Retrophin, Inc. *	15,036	373,945
West Pharmaceutical Services, Inc.	4,930	499,902
Wright Medical Group NV (Netherlands)*,1	18,245	478,202
Total Health Care		8,323,780
Industrials – 17.9%
Cubic Corp.	5,998	327,191
Dycom Industries, Inc. *,1	3,804	334,105
Exponent, Inc.	7,627	563,254
Graco, Inc.	3,049	401,828
HEICO Corp.	9,172	831,717
John Bean Technologies Corp.	5,313	567,960
Knight-Swift Transportation Holdings, Inc. *	8,986	372,470
Ritchie Bros. Auctioneers, Inc. (Canada)	18,979	531,981
SiteOne Landscape Supply, Inc. *	12,374	785,873
Sun Hydraulics Corp.	8,098	465,878
Thermon Group Holdings, Inc. *	8,413	180,963
WageWorks, Inc. *	10,105	644,194
Woodward, Inc.	6,870	531,257
Total Industrials		6,538,671
Information Technology – 23.2%
Blackbaud, Inc.	6,431	651,460
Bottomline Technologies de, Inc. *	9,707	316,060
Cabot Microelectronics Corp.	4,985	481,900
Callidus Software, Inc. *	18,171	460,635
EPAM Systems, Inc. *	7,536	686,906
ExlService Holdings, Inc. *	5,782	360,912
Forrester Research, Inc.	11,493	502,244
HubSpot, Inc. *,1	7,240	626,622
LogMeIn, Inc.	5,865	709,958
MACOM Technology Solutions Holdings, Inc. *,1	12,377	505,972
MAXIMUS, Inc.	5,016	333,213
Mimecast, Ltd. *	10,279	326,769
Power Integrations, Inc.	8,322	668,673
Silicon Laboratories, Inc. *	7,505	712,225
Tyler Technologies, Inc. *	3,851	682,744
Zebra Technologies Corp., Class A *	4,043	468,948
Total Information Technology		8,495,241
Materials – 4.2%
Balchem Corp.	7,957	670,695

The accompanying notes are an integral part of these financial statements.

AMG GW&K U.S. Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials – 4.2% (continued)
KapStone Paper and Packaging Corp.	14,035	$315,226
PolyOne Corp.	11,611	534,919
Total Materials		1,520,840
Real Estate – 3.4%
QTS Realty Trust, Inc., Class A, REIT	2,575	148,964
STAG Industrial, Inc., REIT	20,683	564,646
Sun Communities, Inc., REIT	6,081	548,871
Total Real Estate		1,262,481
Total Common Stocks (Cost $24,897,301)		34,892,814
	Principal Amount
Short-Term Investments – 10.4%
Repurchase Agreements – 5.9%[2]
Daiwa Capital Markets America, dated 10/31/17,due 11/01/17, 1.080% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 - 12/01/51, totaling $1,019,771)	$1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $144,000 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.125%, 03/31/24 - 06/30/24, totaling $146,876)	143,996	143,996

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $2,107,510 or 5.8% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

	Principal Amount	Value
HSBC Securities USA, Inc., dated 10/31/17, due 11/01/17, 1.040% total to be received $1,000,029 (collateralized by various U.S. Government Agency Obligations, 2.500% - 8.000%, 04/01/22 - 10/01/47, totaling $1,020,005)	$1,000,000	$1,000,000
Total Repurchase Agreements		2,143,996

	Shares
Other Investment Companies – 4.5%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	1,652,910	1,652,910
Total Short-Term Investments
(Cost $3,796,906)		3,796,906
Total Investments – 105.7%
(Cost $28,694,207)		38,689,720
Other Assets, less Liabilities – (5.7)%		(2,077,787)
Net Assets – 100.0%		$36,611,933

[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$34,892,814	—	—	$34,892,814
Short-Term Investments
Repurchase Agreements	—	$2,143,996	—	2,143,996
Other Investment Companies	1,652,910	—	—	1,652,910

Total Investments in Securities	$36,545,724	$2,143,996	—	$38,689,720

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Portfolio Manager’s Comments (unaudited)

Overview

For the fiscal year ended October 31, 2017, the AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”) Class N shares returned 2.68%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.90%.

Market Review and Outlook

At the beginning of 2017, DoubleLine predicted lower 10-year Treasury (UST10) yields, 2-3 interest rate hikes during 2017 and the potential for UST10 yields to rise during the second half of 2017, finishing above the year-end 2016 2.45% level. While many economists called for increased UST yields, we believed the data supported the possibility of a move lower before increasing. Time will tell for UST10 yields but, after two successful rate hikes this year, it appears the U.S. Federal Reserve (the Fed) will finally meet their own expectations. We believe the true probability is accurately reflected in the futures market, and the Fed will hike rates once more by year-end.

One of the biggest market events recently was the Fed announcing plans to begin unwinding their $4.5 trillion balance sheet in October. At DoubleLine, we believe quantitative easing (QE) has been highly correlated with higher pricing of risk assets. The S&P 500® Index has moved up almost in tandem with the Fed’s balance sheet increases. One might conclude that if QE supports risk assets, then QT (quantitative tightening) will hurt. DoubleLine believes the beginning of a reduction of the Fed’s balance sheet raises some long-term concern for risk assets, particularly U.S. equities and corporate bonds.

However, investors seem to not yet share our long-term concern about the impact on risk assets, and instead seem more concerned with the effect on treasuries and agency mortgage-backed securities (MBS). For both treasuries and agency MBS, the plan is to implement a redemption cap which would allow securities to roll off in the form of a “step function.” For the smaller holding of agency MBS, the Fed will allow reinvestment through 2018, with future pay downs not reinvested. While certain to add supply, the implementation will be very gradual, and demand for treasury and agency MBS remains strong domestically and internationally. We further believe the gradual reductions will be transparent and the potential spread widening for agency MBS will be minimal. If spread widening does occur, we expect it to have a bigger impact on credit sectors as investors decide whether to own credit risk for potentially the same amount of yield and duration of a treasury or agency MBS.

Growth expectations remain strong in the United States. Unemployment has fallen below the estimated full-employment level to 4.2%1. Consumer confidence remains strong, evidenced by the Conference Board’s Consumer Confidence Index rising to 125.9 in October, the highest since December 2000.2 Meanwhile, business activity continues to expand as measured by the ISM Manufacturing Index and the ISM Non-Manufacturing Index increasing. None of our internal indicators are signaling a recession.

We continue to see little value in short-term treasuries, and remain tactically bearish on the longer maturities. We believe UST10 yields will continue range bound, but likely move higher over the next few months. We remain bearish on European government bonds due to their long duration and low yields. Generally, we maintain a higher credit quality bias. In a positive economic environment, the UST10 yield has historically significantly exceeded the 2-year. Weakening economic conditions tend to be evidenced by the spread narrowing and curve flattening.

In conclusion, we continue to monitor both the lack of volatility and higher valuations among risk assets. While we are not forecasting a recession soon, future delays and disappointments in economic policy, rising bond yields and subpar growth all could lead to investor uncertainty. Given that backdrop, we remain defensive in terms of the risk we are taking in the Fund.

Performance and Positioning

The AMG DoubleLine Core Plus Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 0.90% over the trailing 12-month period ending October 31, 2017. The outperformance can largely be attributed to strong performance from emerging markets fixed income (EMFI) and high yield corporate debt. Additionally, the Fund began investing in infrastructure related debt in October of last year and has been ramping up exposure steadily over the past 12-month period. Although still only a small percentage of the Fund, infrastructure debt has proven to be a promising new sector by outperforming its respective benchmark nearly every month, with the exception of November 2016. The Fund also slightly increased its exposure to non-agency MBS while simultaneously decreasing its exposure to agency MBS. Non-agency MBS contributed positively with the largest contributions coming from allocations to alt-A collateralized mortgage obligations (CMOs) and prime mortgages. Other sectors such as investment grade corporate bonds, CMBS and asset-backed securities (ABS) all posted positive returns as spreads continued to tighten. Over the past 12-month period, the U.S. yield curve steepened, with higher rates both in the short and long ends of the yield curve. As a result of the steeper curve, U.S. Treasuries, agency MBS, and municipal bonds detracted from the overall performance of the Fund (although still outperforming their respective benchmarks). Over the past year, the Fund has decreased exposure to these sectors collectively by more than 7%.

[1]	US Bureau of Economic Analysis
[2]	The Conference Board

The views expressed represent the opinions of DoubleLine Capital LP, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers DoubleLine Core Plus Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Doubleline Core Plus Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Doubleline Core Plus Bond Fund’s Class N shares on July 18, 2011, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Doubleline Core Plus Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers DoubleLine Core Plus Bond Fund[2,3,4,5,6,7,8,9,10]
Class N	2.68%	2.78%	4.66%	07/18/11
Class I	2.95%	3.02%	4.90%	07/18/11
Class Z	—	—	0.17%	09/29/17
Bloomberg Barclays U.S. Aggregate Bond Index[11]	0.90%	2.04%	2.91%	07/18/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[6]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	Bank loans are subject to the credit risk of nonpayment of principal or interest.

[8]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

[9]	Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[10]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[11]	The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Category	Net Assets
U.S. Government and Agency Obligations	32.0
Corporate Bonds and Notes	27.4
Mortgage-Backed Securities	17.4
Asset-Backed Securities	9.3
Foreign Government Obligations	4.6
Investment Companies	4.3
Municipal Bonds	0.1
Common Stocks#	0.0
Warrants#	0.0
Other Assets Less Liabilities	4.9

#	Less than 0.05%.

Rating	% of Market Value*
U.S. Government and Agency Obligations	33.9
Aaa	3.6
Aa	3.4
A	12.1
Baa	20.1
Ba	4.1
B	2.7
Caa & lower	8.4
N/R	11.7

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
DoubleLine Global Bond Fund, Class I	2.6
U.S. Treasury Notes, 1.875%, 08/31/24	2.3
U.S. Treasury Notes, 0.750%, 10/31/18	2.0
DoubleLine Floating Rate Fund, Class I	1.7
U.S. Treasury Notes, 2.375%, 05/15/27	1.4
Fannie Mae, 3.500%, 03/01/46	1.4
U.S. Treasury Notes, 1.250%, 11/30/18	1.2
U.S. Treasury Note, 1.750%, 03/31/22	1.2
U.S. Treasury Notes, 2.875%, 08/15/45	1.1
U.S. Treasury Bonds, 2.750%, 11/15/42	1.0

Top Ten as a Group	15.9

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers DoubleLine Core Plus Bond Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 0.0%#
Energy – 0.0%#
Energy XXI Gulf Coast, Inc. *	3,600	$30,780
Frontera Energy Corp. (Colombia)*	8,621	257,753
SandRidge Energy, Inc. *	864	16,217
Total Energy		304,750
Total Common Stocks (Cost $448,428)#		304,750

	Principal
	Amount
Corporate Bonds and Notes – 27.4%
Basic Materials – 0.0%#
Celulosa Arauco y Constitucion S.A. (Chile) 5.000%, 01/21/21	$200,000	213,870
Consumer Discretionary – 0.0%#
LTF Merger Sub, Inc. 8.500%, 06/15/23[1]	280,000	300,300
Energy – 0.2%
Petronas Global Sukuk , Ltd. (Malaysia) 2.707%, 03/18/20	1,100,000	1,109,843
Financials – 8.3%
A.S.P AMC Merger Sub, Inc. 8.000%, 05/15/25[1]	305,000	296,613
Air Lease Corp. 3.750%, 02/01/22	430,000	449,510
Alliant Holdings Intermediate LLC 8.250%, 08/01/23[1]	285,000	304,237
Ally Financial, Inc. 4.125%, 03/30/20	545,000	564,075
American Express Co. 2.500%, 08/01/22	465,000	462,130
American Express Credit Corp., MTN
2.250%, 05/05/21	220,000	220,261
2.700%, 03/03/22	585,000	591,368
American Tower Corp.
3.550%, 07/15/27	610,000	608,398
4.400%, 02/15/26	1,300,000	1,379,972
AssuredPartners, Inc. 7.000%, 08/15/25[1]	440,000	459,800
Athene Global Funding 3.000%, 07/01/22[1]	605,000	603,764
Australia & New Zealand Banking Group, Ltd. (Australia) 4.875%, 01/12/21[1]	660,000	710,241
Banco de Credito del Peru/Panama (Panama) 2.250%, 10/25/19	2,100,000	2,105,250

	Principal
	Amount	Value
Banco de Credito del Peru/Panama (Panama) 5.375%, 09/16/20	$200,000	$217,250
Banco de Credito e Inversiones (Chile) 4.000%, 02/11/23	700,000	736,606
Banco de Reservas de la Republica Dominicana (Dominican Republic)
7.000%, 02/01/23[1]	300,000	316,125
7.000%, 02/01/23	200,000	210,750
Banco del Estado de Chile (Chile)
3.875%, 02/08/22	500,000	523,665
4.125%, 10/07/20	500,000	525,797
Banco Internacional del Peru SAA Interbank (Peru)
(3-Month LIBOR plus 6.740%)
8.500%, 04/23/70[2]	500,000	552,500
Banco Internacional del Peru, S.A.A/Panama (Panama) 5.750%, 10/07/20	1,500,000	1,642,500
Banco Santander Chile (Chile) 3.875%, 09/20/22	150,000	157,563
Banco Santander Mexico, S.A. Institucion de Banca Multiple Grupo Financiero Santand (Mexico)
(US Treasury 5 Year plus 4.580%)
5.950%, 01/30/24[2,3]	1,204,000	1,259,685
Banco Santander, S.A. (Spain)
(3-Month LIBOR plus 1.090%)
2.453%, 02/23/23[2]	600,000	604,375
Banistmo, S.A. (Panama) 3.650%, 09/19/22[1]	200,000	200,380
Bank of America Corp., MTN
2.503%, 10/21/22	455,000	450,523
(3-Month LIBOR plus 1.021%), 2.881%, 04/24/23[2]	375,000	376,561
Bantrab Senior Trust (Cayman Islands) 9.000%, 11/14/20	150,000	152,625
BBVA Banco Continental, S.A. (Peru) 5.000%, 08/26/22	300,000	327,375
BDO Unibank, Inc., EMTN (Philippines)
2.625%, 10/24/21	600,000	598,694
2.950%, 03/06/23	1,650,000	1,649,946
Boston Properties LP 4.125%, 05/15/21	546,000	575,934
Brighthouse Financial, Inc. 3.700%, 06/22/27[1]	615,000	606,568
Citigroup, Inc.
(3-Month LIBOR plus 1.100%)
2.414%, 05/17/24[2]	1,005,000	1,015,334
Commonwealth Bank of Australia (Australia) 2.750%, 03/10/22[1]	910,000	920,506

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Financials – 8.3% (continued)
Credit Suisse Group AG (Switzerland)
(3-Month LIBOR plus 1.200%)
2.519%, 12/14/23[1,2]	$615,000	$621,475
Crown Castle International Corp.
3.650%, 09/01/27	610,000	609,928
3.700%, 06/15/26	600,000	602,794
4.000%, 03/01/27	775,000	795,044
DBS Group Holdings, Ltd. (Singapore)
(3-Month LIBOR plus 0.620%), 1.987%, 07/25/22[1,2]	2,100,000	2,108,142
(3-Month LIBOR plus 0.620%), 1.987%, 07/25/22[2]	500,000	501,939
Digital Realty Trust LP 3.700%, 08/15/27	350,000	355,557
Discover Financial Services 4.100%, 02/09/27	740,000	758,057
ESH Hospitality, Inc. 5.250%, 05/01/25[1]	290,000	300,513
Global Bank Corp. (Panama) 5.125%, 10/30/19	1,300,000	1,363,050
The Goldman Sachs Group, Inc. (3-Month LIBOR plus 0.780%) 2.160%, 10/31/22[2]	780,000	780,102
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 6.250%, 02/01/22	215,000	225,213
Industrial Senior Trust (Cayman Islands) 5.500%, 11/01/22	1,500,000	1,533,375
Interoceanica IV Finance, Ltd. (Cayman Islands) 0.000%, 11/30/25[4]	1,577,360	1,358,502
Itau Corp. (Chile) 3.875%, 09/22/19	2,300,000	2,362,078
JPMorgan Chase & Co. 2.972%, 01/15/23	590,000	597,502
Liberty Mutual Group, Inc. 6.500%, 05/01/42[1]	714,000	941,440
Lloyds Banking Group PLC (United Kingdom) (3-Month LIBOR plus 1.205%) 3.574%, 11/07/28[2,5]	630,000	630,000
Magnesita Finance SA (Luxembourg) 8.625%, 04/29/49[6]	700,000	701,050
Malayan Banking Bhd (Malaysia) 3.905%, 10/29/26[7]	700,000	723,577
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 4.500%, 01/15/28[1]	300,000	300,000

	Principal
	Amount	Value
Mizuho Financial Group, Inc. (Japan) (3-Month LIBOR plus 0.880%) 2.197%, 09/11/22[7]	$410,000	$411,657
Morgan Stanley
2.750%, 05/19/22	605,000	606,508
(3-Month LIBOR plus 1.340%), 3.591%, 07/22/28[2]	585,000	590,206
MPT Operating Partnership LP / MPT Finance Corp. 5.000%, 10/15/27	320,000	329,600
MUFG Americas Holdings Corp. 1.625%, 02/09/18	285,000	285,022
National Rural Utilities Cooperative Finance Corp. 2.000%, 01/27/20	335,000	335,244
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, 07/01/21	135,000	137,447
Navient Corp. 6.500%, 06/15/22	210,000	223,125
New York Life Global Funding
2.300%, 06/10/22[1]	210,000	209,180
2.900%, 01/17/24[1]	380,000	383,705
NFP Corp. 6.875%, 07/15/25[1]	290,000	302,325
Nuveen Finance LLC 2.950%, 11/01/19[1]	595,000	604,432
Oversea-Chinese Banking Corp., Ltd. (Singapore) (USD Swap 5 Year plus 2.203%) 4.000%, 10/15/24[2]	1,305,000	1,337,943
Royal Bank of Scotland Group PLC (United Kingdom) (3-Month LIBOR plus 1.480%) 3.498%, 05/15/23[2]	860,000	867,000
S.P.A.RC EM SPC Panama Metro Line 2 SP (Cayman Islands) 0.000%, 12/05/22[4]	1,400,000	1,281,000
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.058%, 07/14/21	480,000	472,594
2.934%, 03/09/21	430,000	437,596
SURA Asset Management SA (Colombia) 4.375%, 04/11/27[1]	300,000	304,860
Synchrony Financial 3.000%, 08/15/19	560,000	568,196
Temasek Financial I, Ltd. (Singapore) 2.375%, 01/23/23	1,800,000	1,795,883
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25[1]	295,000	299,425

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Financials – 8.3% (continued)
United Overseas Bank, Ltd., EMTN (Singapore) (USD Swap 5 Year plus 2.236%), 3.500%, 09/16/26[2]	$1,500,000	$1,529,320
(USD Swap 5 Year plus 1.995%), 3.750%, 09/19/24[2]	1,000,000	1,022,934
Wells Fargo & Co. 3.069%, 01/24/23	605,000	613,357
Westpac Banking Corp. (Australia)
2.000%, 08/19/21	255,000	252,269
2.500%, 06/28/22	50,000	50,163
2.600%, 11/23/20	375,000	379,659
Total Financials		56,176,869
Industrials – 16.3%
AbbVie, Inc. 4.700%, 05/14/45	583,000	634,541
Adani Ports & Special Economic Zone, Ltd. (India) 3.950%, 01/19/22	500,000	515,467
Aeropuerto Internacional de Tocumen SA (Panama) 5.750%, 10/09/23	995,385	1,096,167
Aeropuertos Argentina 2000 SA (Argentina) 6.875%, 02/01/27[1]	300,000	324,000
Air Medical Group Holdings, Inc. 6.375%, 05/15/23[1]	280,000	271,600
Ajecorp BV (Netherlands) 6.500%, 05/14/22	200,000	185,000
AK Steel Corp. 6.375%, 10/15/25	310,000	318,564
Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25	215,000	190,275
Allergan Funding SCS (Luxembourg) 2.350%, 03/12/18	583,000	584,378
Altice US Finance I Corp. 5.375%, 07/15/23[1]	200,000	209,000
Amazon.com, Inc. 4.050%, 08/22/47[1]	590,000	611,348
America Movil, S.A.B de CV (Mexico) 5.000%, 03/30/20	300,000	319,407
American Axle & Manufacturing, Inc. 6.625%, 10/15/22[3]	265,000	274,772
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	275,000	309,887
Anthem, Inc. 2.300%, 07/15/18	590,000	592,250
Applied Materials, Inc. 4.350%, 04/01/47	310,000	339,310
APT Pipelines, Ltd. (Australia) 4.250%, 07/15/27[1]	1,000,000	1,031,229

	Principal
	Amount	Value
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 6.000%, 02/15/25[1]	$200,000	$212,750
Arrow Electronics, Inc. 3.875%, 01/12/28	295,000	298,714
Ascend Learning LLC 6.875%, 08/01/25[1]	190,000	199,500
Ashland LLC 4.750%, 08/15/22	285,000	301,445
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.750%, 08/01/25[1]	200,000	199,000
AstraZeneca PLC (United Kingdom)
2.375%, 11/16/20	295,000	296,423
2.375%, 06/12/22	315,000	312,927
AT&T, Inc. 5.250%, 03/01/37	515,000	540,377
Avantor, Inc.
6.000%, 10/01/24[1]	170,000	173,613
9.000%, 10/01/25[1]	150,000	151,688
Axiata SPV2 Bhd (Malaysia) 3.466%, 11/19/20	2,000,000	2,045,800
B&G Foods, Inc. 5.250%, 04/01/25	300,000	307,125
BAT Capital Corp. (3-Month LIBOR plus 0.880%) 2.195%, 08/15/22[1,2]	110,000	111,099
BC ULC / New Red Finance, Inc. (Canada) 4.250%, 05/15/24[1,3]	305,000	307,958
Beacon Escrow Corp. 4.875%, 11/01/25[1]	150,000	152,813
Becton Dickinson and Co. 2.894%, 06/06/22	915,000	917,763
Bharti Airtel International Netherlands BV (Netherlands) 5.125%, 03/11/23	1,300,000	1,394,874
Bharti Airtel, Ltd. (India) 4.375%, 06/10/25	1,200,000	1,230,012
BlueLine Rental Finance Corp. 9.250%, 03/15/24[1]	145,000	158,050
The Boeing Co. 6.875%, 03/15/39	392,000	577,150
BPRL International Singapore Pte, Ltd., EMTN (Singapore) 4.375%, 01/18/27	1,500,000	1,569,682
Brand Industrial Services, Inc. 8.500%, 07/15/25[1,5]	200,000	212,000
British Telecommunications PLC (United Kingdom) 5.950%, 01/15/18	981,000	989,885

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.3% (continued)
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.625%, 01/15/24[1]	$305,000	$315,017
Builders FirstSource, Inc. 5.625%, 09/01/24[1]	91,000	96,460
Burlington Northern Santa Fe LLC 4.550%, 09/01/44	540,000	608,912
BWAY Holding Co. 5.500%, 04/15/24[1]	215,000	224,406
Camposol SA (Peru) 10.500%, 07/15/21[1]	200,000	217,000
Canadian Natural Resources, Ltd. (Canada) 2.950%, 01/15/23	1,005,000	1,011,560
Cardinal Health, Inc. 4.368%, 06/15/47	565,000	564,711
CB Escrow Corp. 8.000%, 10/15/25[1]	170,000	176,375
CCO Holdings LLC / CCO Holdings Capital Corp. 5.000%, 02/01/28[1]	245,000	244,388
Celgene Corp. 4.350%, 11/15/47[5]	625,000	624,478
Celulosa Arauco y Constitucion, S.A. (Chile)
4.750%, 01/11/22	200,000	212,458
7.250%, 07/29/19	200,000	217,934
Cengage Learning, Inc. 9.500%, 06/15/24[1,3]	255,000	231,094
Centene Corp.
4.750%, 01/15/25	290,000	300,150
5.625%, 02/15/21	85,000	88,400
CEVA Group PLC (United Kingdom)
7.000%, 03/01/21[1,3]	100,000	96,250
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, 07/23/25	575,000	612,620
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27[1]	120,000	124,050
Cheniere Energy Partners LP 5.250%, 10/01/25[1]	160,000	165,200
CHS/Community Health Systems, Inc. 6.250%, 03/31/23	155,000	149,381
CIMPOR Financial Operations BV (Netherlands) 5.750%, 07/17/24	200,000	191,150
Cincinnati Bell, Inc. 7.000%, 07/15/24[1]	185,000	185,000
CK Hutchison International 17 II, Ltd. (Cayman Islands) 2.250%, 09/29/20[1]	200,000	199,382
CK Hutchison International 17, Ltd. (Cayman Islands) 2.875%, 04/05/22	400,000	402,137

	Principal
	Amount	Value
CK Hutchison International 17, Ltd. (Cayman Islands) 3.500%, 04/05/27[1]	$1,000,000	$1,008,582
CNOOC Finance 2012, Ltd. (Hong Kong) 3.875%, 05/02/22	600,000	627,300
CNOOC Finance 2015 USA LLC 3.500%, 05/05/25	1,800,000	1,838,941
CNPC General Capital, Ltd. (Virgin Islands, British) 3.950%, 04/19/22	300,000	314,891
CNPC HK Overseas Capital, Ltd. (China) 4.500%, 04/28/21	1,800,000	1,912,419
Comcast Corp. 4.400%, 08/15/35	575,000	624,659
CommScope, Inc. 5.000%, 06/15/21[1]	175,000	179,156
Constellation Merger Sub, Inc. 8.500%, 09/15/25[1]	155,000	154,613
Cosan Overseas, Ltd. (Cayman Islands) 8.250%, 11/29/49[6]	2,000,000	2,050,500
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25[1]	305,000	307,745
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25[1]	155,000	157,771
CSX Corp. 3.800%, 11/01/46	645,000	627,765
DAE Funding LLC (United Arab Emirates) 5.000%, 08/01/24[1]	150,000	153,563
Dana Financing Luxembourg Sarl (Luxembourg) 5.750%, 04/15/25[1]	155,000	164,688
Dell International LLC / EMC Corp. 7.125%, 06/15/24[1]	195,000	215,311
Delphi Jersey Holdings PLC (United Kingdom) 5.000%, 10/01/25[1]	300,000	303,000
Delta Air Lines, Inc. 3.625%, 03/15/22	300,000	308,539
Digicel Group, Ltd. (Jamaica)
7.125%, 04/01/22[1,3]	300,000	283,875
7.125%, 04/01/22[3]	1,300,000	1,230,125
DJO Finco Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21[1]	85,000	81,600
eBay, Inc. 2.750%, 01/30/23	605,000	605,791
Eldorado Resorts, Inc. 6.000%, 04/01/25	300,000	318,000
Embarq Corp. 7.995%, 06/01/36	295,000	299,056
Embotelladora Andina SA (Chile) 5.000%, 10/01/23	1,400,000	1,544,922

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.3% (continued)
Empresa de Transporte de Pasajeros Metro SA (Chile) 5.000%, 01/25/47[1]	$1,150,000	$1,271,037
ENA Norte Trust (Panama) 4.950%, 04/25/23	951,036	995,022
Enable Midstream Partners LP 4.400%, 03/15/27	620,000	636,403
Energy Transfer LP
4.200%, 04/15/27	225,000	228,050
4.750%, 01/15/26	400,000	421,644
Envision Healthcare Corp. 6.250%, 12/01/24[1]	230,000	239,488
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, 05/01/20	25,000	21,117
EQT Corp. 3.900%, 10/01/27	620,000	618,850
Expedia, Inc. 3.800%, 02/15/28[1]	615,000	599,539
Express Scripts Holding Co. 3.400%, 03/01/27	435,000	428,090
Exterran Energy Solutions LP / EES Finance Corp. 8.125%, 05/01/25[1]	90,000	94,950
FedEx Corp. 4.750%, 11/15/45	560,000	612,611
Fermaca Enterprises S de RL de CV (Mexico) 6.375%, 03/30/38[1]	232,000	254,620
Fidelity National Information Services, Inc. 3.625%, 10/15/20	423,000	439,130
First Data Corp.
5.750%, 01/15/24[1]	135,000	141,750
7.000%, 12/01/23[1]	130,000	139,428
Flex Acquisition Co, Inc. 6.875%, 01/15/25[1]	215,000	222,659
FMG Resources August 2006 Pty, Ltd. (Australia) 4.750%, 05/15/22[1]	190,000	194,750
Ford Motor Co. 7.450%, 07/16/31	480,000	624,866
Foresight Energy LLC / Foresight Energy Finance Corp. 11.500%, 04/01/23[1,3]	50,000	44,750
Frontier Communications Corp. 8.500%, 04/15/20[3]	145,000	143,731
FTS International, Inc.
6.250%, 05/01/22	162,000	157,950
(3-Month LIBOR plus 7.500%), 8.820%, 06/15/20[1,2]	200,000	204,250
Gates Global LLC 6.000%, 07/15/22[1]	185,000	191,244

	Principal
	Amount	Value
General Motors Co. (3-Month LIBOR plus 0.800%) 2.192%, 08/07/20[2]	$210,000	$210,977
General Motors Financial Co, Inc. 3.950%, 04/13/24	835,000	861,750
Genesys Telecommunications Laboratories Inc. 10.000%, 11/30/24[1]	285,000	322,406
Georgia-Pacific LLC 3.600%, 03/01/25[1]	995,000	1,027,046
Globo Comunicacao e Participacoes SA (Brazil) 5.125%, 03/31/27[1]	500,000	511,250
GLP Capital LP 5.375%, 04/15/26	135,000	146,475
Gohl Capital, Ltd. (Isle of Man) 4.250%, 01/24/27	1,500,000	1,560,100
Golden Nugget, Inc. 6.750%, 10/15/24[1]	280,000	285,600
Gray Television, Inc.
5.125%, 10/15/24[1]	170,000	169,949
5.875%, 07/15/26[1]	135,000	138,713
Grupo Idesa SA de CV (Mexico)
7.875%, 12/18/20[1]	600,000	594,000
7.875%, 12/18/20	600,000	594,000
GTT Communications, Inc. 7.875%, 12/31/24[1]	195,000	208,406
Guanay Finance, Ltd. (Cayman Islands) 6.000%, 12/15/20	1,405,342	1,454,656
GW Honos Security Corp. (Canada) 8.750%, 05/15/25[1]	250,000	266,875
Harland Clarke Holdings Corp. 8.375%, 08/15/22[1]	95,000	100,106
Hasbro, Inc. 3.500%, 09/15/27	180,000	178,435
Hexion, Inc. 10.375%, 02/01/22[1]	310,000	293,725
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	310,000	317,362
The Home Depot Inc. 3.000%, 04/01/26	565,000	570,732
Hutchison Whampoa International 12 II, Ltd. (Cayman Islands) 3.250%, 11/08/22	900,000	918,838
Indian Oil Corp, Ltd. (India) 5.750%, 08/01/23	1,500,000	1,692,811
Indian Oil Corp., Ltd. (India) 5.625%, 08/02/21	450,000	494,477
Informatica LLC 7.125%, 07/15/23[1]	310,000	316,975

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.3% (continued)
Intelsat Jackson Holdings SA (Luxembourg)
5.500%, 08/01/23	$210,000	$179,813
9.750%, 07/15/25[1]	95,000	95,950
International Paper Co. 3.000%, 02/15/27	330,000	320,760
inVentiv Group Holdings, Inc. 7.500%, 10/01/24[1]	110,000	121,825
Inversiones CMPC, S.A. (Chile) 6.125%, 11/05/19	100,000	107,487
JBS USA LUX SA / JBS USA Finance, Inc. 7.250%, 06/01/21[1]	235,000	240,753
JBS USA LUX, S.A. / JBS USA Finance, Inc. 7.250%, 06/01/21[1]	100,000	102,448
KAR Auction Services, Inc. 5.125%, 06/01/25[1]	135,000	140,063
The Kenan Advantage Group Inc. 7.875%, 07/31/23[1]	85,000	88,613
Kinder Morgan Energy Partners LP, MTN 6.950%, 01/15/38	500,000	615,612
Kraft Heinz Foods Co.
2.000%, 07/02/18	265,000	265,380
2.800%, 07/02/20	345,000	349,601
The Kroger Co. 3.400%, 04/15/22	720,000	740,692
Kronos Acquisition Holdings, Inc. (Canada) 9.000%, 08/15/23[1]	305,000	294,630
Level 3 Communications, Inc. 5.750%, 12/01/22	150,000	154,500
Levi Strauss & Co. 5.000%, 05/01/25	90,000	95,058
LifePoint Health, Inc. 5.375%, 05/01/24	90,000	90,675
Lima Metro Line 2 Finance, Ltd. (Cayman Islands) 5.875%, 07/05/34	1,000,000	1,105,000
Live Nation Entertainment, Inc. 4.875%, 11/01/24[1]	195,000	202,248
Lockheed Martin Corp. 4.700%, 05/15/46	530,000	603,604
Lowe’s Cos, Inc. 3.100%, 05/03/27	305,000	305,327
MARB BondCo PLC (United Kingdom) 7.000%, 03/15/24[1]	500,000	505,000
Maxim Integrated Products, Inc. 3.450%, 06/15/27	285,000	290,224
MEG Energy Corp. (Canada) 7.000%, 03/31/24[1]	230,000	209,875
Mexico City Airport Trust (Mexico) 4.250%, 10/31/26[1]	1,000,000	1,026,250

	Principal
	Amount	Value
Micron Technology, Inc. 5.250%, 08/01/23[1]	$140,000	$147,238
Microsoft Corp. 4.450%, 11/03/45	550,000	625,007
MPH Acquisition Holdings LLC 7.125%, 06/01/24[1]	415,000	447,681
NCL Corp, Ltd. 4.750%, 12/15/21[1]	200,000	208,000
Netflix, Inc. 4.875%, 04/15/28[1]	130,000	129,376
Nexstar Broadcasting, Inc. 5.625%, 08/01/24[1,3]	135,000	138,881
Noble Holding International, Ltd. (Cayman Islands) 7.750%, 01/15/24[3]	50,000	45,000
OAS Finance, Ltd. (Virgin Islands, British)
(US Treasury 5 Year plus 8.186%), 8.875%, 04/29/49[1,2,6,8]	400,000	31,500
(US Treasury 5 Year plus 8.186%), 8.875%, 04/29/49[2,6,8]	600,000	47,250
Odebrecht Finance, Ltd. (Cayman Islands) 7.125%, 06/26/42	400,000	153,000
Omnicom Group, Inc. 3.600%, 04/15/26	725,000	736,292
ONGC Videsh Vankorneft Pte, Ltd. (Singapore) 3.750%, 07/27/26	2,500,000	2,512,977
Ooredoo International Finance, Ltd. (Bermuda) 3.875%, 01/31/28	1,600,000	1,605,360
Oracle Corp. 4.125%, 05/15/45	565,000	596,202
Orange SA (France) 2.750%, 02/06/19	454,000	459,070
Peabody Energy Corp. 6.000%, 03/31/22[1]	300,000	309,375
Penske Truck Leasing Co. Lp / PTL Finance Corp. 4.200%, 04/01/27[1]	300,000	314,822
Pesquera Exalmar S.A.A. (Peru) 7.375%, 01/31/20	400,000	392,000
Petrobras Global Finance BV (Netherlands) 7.250%, 03/17/44	400,000	420,500
Petroleos Mexicanos (Mexico) 6.750%, 09/21/47	340,000	351,288
Petronas Capital, Ltd. (Malaysia) 3.500%, 03/18/25	1,300,000	1,346,411
PetSmart, Inc.
5.875%, 06/01/25[1]	40,000	35,000
7.125%, 03/15/23[1,3]	285,000	218,025
Phillips 66 5.875%, 05/01/42	256,000	320,875

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.3% (continued)
Pilgrim’s Pride Corp. 5.750%, 03/15/25[1]	$290,000	$307,763
Pinnacle Entertainment, Inc. 5.625%, 05/01/24	440,000	456,500
Plastipak Holdings, Inc. 6.250%, 10/15/25[1]	155,000	158,681
Post Holdings, Inc. 5.500%, 03/01/25[1]	290,000	302,325
Prime Security Services Borrower LLC 9.250%, 05/15/23[1]	265,000	294,336
Radiate Holdco LLC / Radiate Finance, Inc. 6.625%, 02/15/25[1]	155,000	152,675
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23[1]	140,000	147,700
Reliance Holding USA, Inc. 5.400%, 02/14/22	2,400,000	2,639,395
Reynolds American, Inc. 4.000%, 06/12/22	545,000	574,833
Reynolds Group Issuer, Inc. 7.000%, 07/15/24[1]	210,000	224,569
Riverbed Technology, Inc. 8.875%, 03/01/23[1]	235,000	211,206
S&P Global, Inc. 4.400%, 02/15/26	345,000	373,378
Sabre GLBL, Inc. 5.250%, 11/15/23[1]	180,000	189,450
Sanchez Energy Corp. 6.125%, 01/15/23[3]	165,000	138,600
SBA Tower Trust 3.168%, 04/11/22[1]	400,000	401,963
Schlumberger Holdings Corp. 2.350%, 12/21/18[1]	240,000	241,218
Scientific Games International, Inc. 7.000%, 01/01/22[1]	125,000	132,500
Select Medical Corp. 6.375%, 06/01/21	190,000	196,175
The ServiceMaster Co. LLC 5.125%, 11/15/24[1]	90,000	92,925
Shire Acquisitions Investments (Ireland) 2.875%, 09/23/23	615,000	609,492
Signode Industrial Group Lux SA 6.375%, 05/01/22[1]	295,000	307,906
Sinclair Television Group, Inc. 5.625%, 08/01/24[1]	45,000	45,788
SingTel Group Treasury Pte, Ltd., EMTN (Singapore) 4.500%, 09/08/21	500,000	536,238

	Principal
	Amount	Value
Sinopec Group Overseas Development 2016, Ltd. (China)
2.750%, 05/03/21	$500,000	$502,950
2.750%, 09/29/26	2,300,000	2,212,552
Sirius XM Radio, Inc. 5.375%, 07/15/26[1]	215,000	227,094
Six Flags Entertainment Corp. 4.875%, 07/31/24[1]	300,000	309,375
Sixsigma Networks Mexico SA de CV (Mexico) 8.250%, 11/07/21[1]	200,000	211,500
SM Energy Co. 5.000%, 01/15/24	160,000	153,600
Smithfield Foods, Inc. 4.250%, 02/01/27[1]	630,000	654,685
Solera LLC 10.500%, 03/01/24[1]	150,000	171,750
Sophia LP / Sophia Finance, Inc. 9.000%, 09/30/23[1]	280,000	291,900
Staples, Inc. 8.500%, 09/15/25[1]	30,000	26,550
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25[1]	85,000	89,675
Sunoco Logistics Partners Operations LP 3.900%, 07/15/26	1,000,000	996,379
Surgery Center Holdings, Inc. 6.750%, 07/01/25[1,3]	240,000	219,600
Sydney Airport Finance Co. Pty, Ltd. (Australia) 3.375%, 04/30/25[1]	990,000	995,749
Sysco Corp. 3.250%, 07/15/27	610,000	610,595
Tapstone Energy LLC / Tapstone Energy Finance Corp. 9.750%, 06/01/22[1]	140,000	126,350
Team Health Holdings, Inc. 6.375%, 02/01/25[1,3]	315,000	291,375
TEGNA, Inc. 4.875%, 09/15/21[1]	285,000	292,125
Telesat Canada / Telesat LLC (Canada) 8.875%, 11/15/24[1]	135,000	151,538
Tempur Sealy International, Inc. 5.625%, 10/15/23	85,000	90,100
Tenet Healthcare Corp.
7.000%, 08/01/25[1,3]	80,000	73,600
8.125%, 04/01/22	45,000	45,225
Tesla, Inc. 5.300%, 08/15/25[1,3]	150,000	144,938

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 16.3% (continued)
Teva Pharmaceutical Finance Netherlands III (Netherlands) 2.800%, 07/21/23	$820,000	$755,269
Transocean Proteus, Ltd. (Cayman Islands) 6.250%, 12/01/24[1]	142,500	150,159
Transocean, Inc. 7.500%, 01/15/26[1]	70,000	72,363
TreeHouse Foods, Inc. 6.000%, 02/15/24[1]	160,000	172,000
Trident Merger Sub, Inc. 6.625%, 11/01/25[1]	155,000	154,566
Triumph Group, Inc. 7.750%, 08/15/25[1]	215,000	230,319
Unilever Capital Corp. 2.900%, 05/05/27	485,000	482,104
Union Pacific Corp. 3.000%, 04/15/27	400,000	403,134
United Continental Holdings, Inc. 4.250%, 10/01/22	80,000	80,500
Universal Hospital Services, Inc. 7.625%, 08/15/20	225,000	228,938
Vale Overseas, Ltd. (Brazil) 5.875%, 06/10/21	410,000	449,975
Valeant Pharmaceuticals International, Inc.
5.500%, 11/01/25[1]	75,000	76,781
7.000%, 03/15/24[1]	90,000	97,650
Valero Energy Corp. 6.625%, 06/15/37	235,000	302,392
Valvoline, Inc. 4.375%, 08/15/25[1]	95,000	96,069
Verizon Communications, Inc. 4.400%, 11/01/34	550,000	554,944
Viking Cruises, Ltd. 5.875%, 09/15/27[1]	295,000	297,950
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp. 8.750%, 04/15/23[1,3]	135,000	132,057
Vizient, Inc. 10.375%, 03/01/24[1]	180,000	205,650
VMware, Inc. 2.950%, 08/21/22	765,000	767,623
Waste Management, Inc. 4.100%, 03/01/45	450,000	475,944
WellCare Health Plans, Inc. 5.250%, 04/01/25	225,000	237,375
West Street Merger Sub, Inc. 6.375%, 09/01/25[1]	150,000	152,813

	Principal
	Amount	Value
Western Digital Corp. 7.375%, 04/01/23[1]	$70,000	$76,825
Whiting Petroleum Corp. 5.000%, 03/15/19[3]	305,000	309,194
Williams Partners LP 3.750%, 06/15/27	290,000	291,504
WMG Acquisition Corp. 6.750%, 04/15/22[1]	190,000	200,640
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	695,000	701,218
Total Industrials		110,824,056
Utilities – 2.6%
AES Andres / Dominican Power Partners / Empresa Generadora De Electricidad IT (Netherlands) 7.950%, 05/11/26[1]	1,000,000	1,087,500
American Electric Power Co, Inc. 2.950%, 12/15/22	1,300,000	1,324,998
American Water Capital Corp. 3.400%, 03/01/25	775,000	800,426
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	648,000	881,228
Calpine Corp. 5.750%, 01/15/25[3]	95,000	90,666
Duke Energy Corp.
3.750%, 09/01/46	110,000	107,296
3.950%, 08/15/47	350,000	352,407
Duke Energy Progress LLC 4.150%, 12/01/44	465,000	499,652
Duquesne Light Holdings, Inc. 3.616%, 08/01/27[1]	500,000	498,490
Energuate Trust (Guatemala) 5.875%, 05/03/27[1]	200,000	208,400
Engie Energia Chile, S.A. (Chile) 5.625%, 01/15/21	700,000	765,781
Eversource Energy 2.750%, 03/15/22	1,000,000	1,009,633
Exelon Corp. 3.400%, 04/15/26	1,420,000	1,432,272
Fortis, Inc. (Canada) 2.100%, 10/04/21	470,000	461,574
ITC Holdings Corp. 3.250%, 06/30/26	1,000,000	998,285
NextEra Energy Capital Holdings, Inc. 3.550%, 05/01/27	290,000	299,842
NextEra Energy Operating Partners LP 4.500%, 09/15/27[1]	295,000	297,581

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Utilities – 2.6% (continued)
NGL Energy Partners LP / NGL Energy Finance Corp.
6.125%, 03/01/25	$245,000	$233,363
7.500%, 11/01/23	160,000	160,400
Sierra Pacific Power Co. 2.600%, 05/01/26	1,300,000	1,262,967
The Southern Co.
1.850%, 07/01/19	20,000	19,968
2.450%, 09/01/18	830,000	834,544
Transelec, S.A. (Chile)
4.625%, 07/26/23[1]	300,000	320,549
4.625%, 07/26/23	200,000	213,744
Transportadora de Gas del Peru SA (Peru) 4.250%, 04/30/28	1,800,000	1,865,250
Xcel Energy, Inc. 3.300%, 06/01/25	1,300,000	1,322,816
Total Utilities		17,349,632
Total Corporate Bonds and Notes (Cost $183,925,383)		185,974,570
Asset-Backed Securities – 9.3%
Adams Mill CLO, Ltd.
Series 2014-1A, Class D1 (3-Month LIBOR plus 3.500%), 4.859%, 07/15/26 (01/16/18)[1,2]	250,000	252,551
Series 2014-1A, Class E1 (3-Month LIBOR plus 5.000%), 6.359%, 07/15/26 (01/16/18)[1,2]	250,000	244,796
ALM VII R, Ltd. Series 2013-7RA, Class CR (3-Month LIBOR plus 4.040%), 5.399%, 10/15/28 (01/16/18)[1,2]	1,000,000	1,016,827
ALM XIV, Ltd. Series 2014-14A, Class C (3-Month LIBOR plus 3.450%), 4.828%, 07/28/26 (01/29/18)[1,2]	1,000,000	1,017,423
ALM XIX, Ltd.
Series 2016-19A, Class B (3-Month LIBOR plus 3.000%), 4.359%, 07/15/28 (01/16/18)[1,2]	500,000	503,555
Series 2016-19A, Class C (3-Month LIBOR plus 4.350%), 5.709%, 07/15/28 (01/16/18)[1,2]	500,000	510,195
Apidos CLO XVI Series 2013-16A, Class BR (3-Month LIBOR plus 1.950%), 3.256%, 01/19/25 (01/19/18)[1,2]	500,000	501,247
Apidos CLO XVIII Series 2014-18A, Class D (3-Month LIBOR plus 5.200%), 6.563%, 07/22/26 (01/22/18)[1,2]	250,000	251,768

	Principal
	Amount	Value
Apidos CLO XX Series 2015-20A, Class C (3-Month LIBOR plus 3.700%), 5.059%, 01/16/27 (01/16/18)[1,2]	$500,000	$503,939
Apidos CLO XXI Series 2015-21A, Class C (3-Month LIBOR plus 3.550%), 4.904%, 07/18/27 (01/18/18)[1,2]	500,000	504,611
ARES XXVI CLO, Ltd. Series 2013-1A, Class D (3-Month LIBOR plus 3.750%), 5.109%, 04/15/25 (01/16/18)[1,2]	500,000	504,329
Atrium IX Series 9A, Class DR (3-Month LIBOR plus 3.600%), 4.917%, 05/28/30 (11/28/17)[1,2]	1,000,000	1,019,681
Babson CLO, Ltd.
Series 2014-3A, Class E2 (3-Month LIBOR plus 6.500%), 7.859%, 01/15/26 (01/16/18)[1,2]	250,000	251,757
Series 2015-2A, Class DR (3-Month LIBOR plus 2.950%), 4.313%, 10/20/30 (01/22/18)[1,2]	500,000	499,993
Series 2015-IA, Class D1 (3-Month LIBOR plus 3.450%), 4.813%, 04/20/27 (01/22/18)[1,2]	250,000	251,037
Barings CLO, Ltd. Series 2017-1A, Class D (3-Month LIBOR plus 3.600%), 4.881%, 07/18/29 (01/18/18)[1,2]	1,000,000	1,012,629
Bayview Financial Acquisition Trust Series 2007-A, Class 1A5 6.101%, 05/28/37[9]	291,604	299,740
Blackbird Capital Aircraft Lease Securitization, Ltd. Series 2016-1A, Class B 5.682%, 12/16/41[1,9]	953,125	961,954
BlueMountain CLO, Ltd.
Series 2013-1A, Class CR (3-Month LIBOR plus 4.150%), 5.513%, 01/20/29 (10/20/17)[1,2]	1,000,000	1,012,548
Series 2015-2A, Class C (3-Month LIBOR plus 2.700%), 4.054%, 07/18/27 (01/18/18)[1,2]	500,000	504,624
Series 2015-2A, Class D (3-Month LIBOR plus 3.550%), 4.904%, 07/18/27 (01/18/18)[1,2]	1,000,000	1,009,126
Series 2016-2A, Class C (3-Month LIBOR plus 4.100%), 5.416%, 08/20/28 (11/20/17)[1,2]	1,000,000	1,010,165

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Asset-Backed Securities – 9.3% (continued)
Brookside Mill CLO, Ltd.
Series 2013-1A, Class D (3-Month LIBOR plus 3.050%), 4.403%, 04/17/25 (01/17/18)[1,2]	$250,000	$246,774
Series 2013-1A, Class E (3-Month LIBOR plus 4.400%), 5.753%, 04/17/25 (01/17/18)[1,2]	250,000	240,692
Canyon Capital CLO, Ltd.
Series 2014-1A, Class B (3-Month LIBOR plus 2.650%), 4.028%, 04/30/25 (01/30/18)[1,2]	500,000	500,509
Series 2017-1A, Class D (3-Month LIBOR plus 3.600%), 4.855%, 07/15/30 (01/16/18)[1,2]	500,000	503,505
Castle Aircraft Securitiz Series 2015-1A, Class A 4.703%, 12/15/40[1]	1,983,238	2,007,898
Catamaran CLO Series 2015-1A, Class C1 (3-Month LIBOR plus 3.100%), 4.463%, 04/22/27 (01/22/18)[1,2]	250,000	250,349
CLI Funding V LLC Series 2013-2A, Class NOTE 3.220%, 06/18/28[1]	796,400	793,500
Credit Suisse Commercial Mortgage Trust Series 2015-PR2, Class A1 4.250%, 07/26/55[1,9]	2,223,915	2,201,644
Credit-Based Asset Servicing & Securitization LLC Series 2007-MX1, Class A4 6.231%, 12/25/36[1,9]	100,000	104,644
Dryden XXIV Senior Loan Fund Series 2012-24RA, Class DR (3-Month LIBOR plus 3.700%), 5.015%, 11/15/23 (11/15/17)[1,2]	750,000	750,508
ECAF I, Ltd. Series 2015-1A, Class A1 3.473%, 06/15/40[1]	629,051	624,308
Element Rail Leasing II LLC Series Series 2016-1A, Class A2 5.047%, 03/19/46[1]	842,763	901,297
Flatiron CLO, Ltd. Series 2014-1A, Class C (3-Month LIBOR plus 3.300%), 4.653%, 07/17/26 (01/17/18)[1,2]	250,000	249,907
Galaxy XVIII CLO, Ltd. Series 2014-18A, Class D1 (3-Month LIBOR plus 3.700%), 5.059%, 10/15/26 (01/16/18)[1,2]	500,000	506,502

	Principal
	Amount	Value
Galaxy XXII CLO, Ltd. Series 2016-22A, Class D (3-Month LIBOR plus 4.450%), 5.809%, 07/16/28 (01/16/18)[1,2]	$1,000,000	$1,009,369
Gilbert Park CLO, Ltd.
Series 2017-1A, Class D (3-Month LIBOR plus 2.950%), 4.315%, 10/15/30 (04/16/18)[1,2]	500,000	498,875
Series 2017-1A, Class E (3-Month LIBOR plus 6.400%), 7.765%, 10/15/30 (04/16/18)[1,7]	1,000,000	996,250
Global SC Finance II SRL Series 2014-1A, Class A1 3.190%, 07/17/29[1]	928,125	919,983
Goldentree Loan Opportunities X, Ltd. Series 2015-10A, Class D (3-Month LIBOR plus 3.350%), 4.713%, 07/20/27 (01/22/18)[1,2]	500,000	504,391
GSAA Home Equity Trust Series 2006-15, Class AF3B 5.933%, 09/25/36[7]	757,000	117,579
Halcyon Loan Advisors Funding, Ltd. Series 2013-2A, Class C (3-Month LIBOR plus 2.700%), 4.077%, 08/01/25 (02/01/18)[1,2]	250,000	252,180
LCM XIV LP Series 14A, Class D (3-Month LIBOR plus 3.500%), 4.859%, 07/15/25 (01/16/18)[1,2]	250,000	251,259
LCM XVIII LP Series 19A, Class D (3-Month LIBOR plus 3.450%), 4.809%, 07/15/27 (01/16/18)[1,2]	1,000,000	1,004,934
Madison Park Funding XV, Ltd. Series 2014-15A, Class CR (3-Month LIBOR plus 3.450%), 4.824%, 01/27/26 (01/29/18)[1,2]	500,000	502,195
Magnetite IX, Ltd. Series 2014-9A, Class BR (3-Month LIBOR plus 2.000%), 3.367%, 07/25/26 (01/25/18)[1,2]	500,000	505,000
Mosaic Solar Loans LLC Series 2017-1A, Class A 4.450%, 06/20/42[1]	770,352	786,211
MP CLO, VI Ltd. Series 2014-2A, Class DR (3-Month LIBOR plus 3.500%), 4.859%, 01/15/27 (01/16/18)[1,2]	500,000	504,958

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Asset-Backed Securities – 9.3% (continued)
Octagon Investment Partners XVI, Ltd.
Series 2013-1A, Class D (3-Month LIBOR plus 3.350%), 4.703%, 07/17/25 (01/17/18)[1,2]	$250,000	$251,593
Series 2013-1A, Class E (3-Month LIBOR plus 4.500%), 5.853%, 07/17/25 (01/17/18)[1,2]	250,000	248,057
Octagon Investment Partners XXI, Ltd. Series 2014-1A, Class C (3-Month LIBOR plus 3.650%), 4.959%, 11/14/26 (11/14/17)[1,2]	250,000	250,845
Octagon Investment Partners XXII, Ltd. Series 2014-1A, Class E1 (3-Month LIBOR plus 5.250%), 6.613%, 11/25/25 (10/23/17)[1,7]	500,000	505,134
Octagon Investment Partners XXVII, Ltd.
Series 2016-1A, Class C (3-Month LIBOR plus 3.000%), 4.359%, 07/15/27 (01/16/18)[1,2]	250,000	250,346
Series 2016-1A, Class D (3-Month LIBOR plus 4.750%), 6.109%, 07/15/27 (01/16/18)[1,2]	500,000	501,547
Octagon Investment Partners XXX, Ltd.
Series 2017-1A, Class C (3-Month LIBOR plus 3.500%), 4.863%, 03/17/30 (01/22/18)[1,2]	500,000	510,672
Series 2017-1A, Class D (3-Month LIBOR plus 6.200%), 7.563%, 03/17/30 (01/22/18)[1,2]	250,000	253,126
OneMain Financial Issuance Trust
Series 2015-1A, Class A 3.190%, 03/18/26[1]	2,000,000	2,017,376
Series 2015-2A, Class A 2.570%, 07/18/25[1]	418,553	419,652
PRPM LLC Series 2017-2A, Class A1 3.500%, 09/25/22[1,9]	4,940,209	4,943,170
SpringCastle America Funding LLC Series 2016-AA, Class A 3.050%, 04/25/29[1]	1,284,914	1,297,195
Springleaf Funding Trust Series 2015-AA, Class A 3.160%, 11/15/24[1]	2,000,000	2,011,722
Symphony CLO XIV, Ltd. Series 2014-14A, Class D2 (3-Month LIBOR plus 3.600%), 4.959%, 07/14/26 (01/16/18)[1,2]	750,000	754,993

	Principal
	Amount	Value
TAL Advantage VI LLC Series 2017-1A, Class A 4.500%, 04/20/42[1]	$953,751	$988,968
TCI-Cent CLO, Ltd. Series 2016-1A, Class C (3-Month LIBOR plus 4.000%), 5.317%, 12/21/29 (01/29/18)[1,2]	1,000,000	1,007,183
TCI-Flatiron CLO, Ltd. Series 2016-1A, Class C (3-Month LIBOR plus 3.050%), 4.403%, 07/17/28 (01/17/18)[1,2]	750,000	758,937
TCI-Symphony CLO, Ltd. Series 2016-1A, Class D (3-Month LIBOR plus 3.800%), 5.159%, 10/13/29 (01/16/18)[1,2]	1,000,000	1,009,338
THL Credit Wind River CLO, Ltd.
Series 2013-1A, Class CR (3-Month LIBOR plus 3.650%), 5.013%, 07/20/30 (01/22/18)[1,2]	250,000	250,018
Series 2014-1A, Class DR (3-Month LIBOR plus 3.500%), 4.854%, 04/18/26 (01/18/18)[1,2]	1,000,000	1,006,216
Series 2014-2A, Class D (3-Month LIBOR plus 3.900%), 5.259%, 07/15/26 (01/16/18)[1,2]	1,200,000	1,205,379
Series 2016-1A, Class C (3-Month LIBOR plus 3.200%), 4.559%, 07/15/28 (01/16/18)[1,2]	500,000	506,986
Series 2016-1A, Class D (3-Month LIBOR plus 4.650%), 6.009%, 07/15/28 (01/16/18)[1,2]	250,000	254,697
Thunderbolt Aircraft Lease, Ltd. Series 2017-A, Class A 4.212%, 05/17/32[1,9]	485,119	501,388
Towd Point Mortgage Trust Series 2015-6, Class A1B 2.750%, 04/25/55[1,7]	3,346,993	3,366,907
Trinity Rail Leasing 2010 LLC Series 2010-1A, Class A 5.194%, 10/16/40[1]	964,042	1,007,147
Venture VIII CDO, Ltd. Series 2007-8A, Class A1A (3-Month LIBOR plus 0.280%), 1.643%, 07/22/21 (01/22/18)[1,2]	84,866	84,609
VOLT LXII LLC Series 2017-NPL9, Class A1 3.125%, 09/25/47[1,9]	4,964,630	4,966,134

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Asset-Backed Securities – 9.3% (continued)
Westcott Park CLO, Ltd. Series 2016-1A, Class D (3-Month LIBOR plus 4.350%), 5.713%, 07/20/28 (01/22/18)[1,2]	$1,000,000	$1,014,737
Total Asset-Backed Securities (Cost $62,709,044)		63,523,788
Mortgage-Backed Securities – 17.4%
Alternative Loan Trust
Series 2007-18CB, Class 2A17 6.000%, 08/25/37	55,363	49,523
Series 2007-23CB, Class A3 (1-Month LIBOR plus 0.500%), 1.738%, 09/25/37 (11/25/17)[2]	239,678	160,633
Series 2007-23CB, Class A4 (6.500% minus 1-Month LIBOR, Cap 6.500%, Floor 0.000%), 5.262%, 09/25/37 (11/25/17)[2,10]	228,852	51,766
Series 2007-J2, Class 2A1 6.000%, 07/25/37	1,424,818	1,385,793
Banc of America Funding Trust
Series 2006-B, Class 7A1 3.559%, 03/20/36 [7]	313,355	295,479
Series 2010-R9, Class 3A3 5.500%, 12/26/35 [1]	477,754	417,799
BBCMS Mortgage Trust
Series 2017-DELC, Class C (1-Month LIBOR plus 1.200%), 2.439%, 08/15/36 (11/15/17)[1,2]	132,000	132,187
Series 2017-DELC, Class D (1-Month LIBOR plus 1.700%), 2.939%, 08/15/36 (11/15/17)[1,2]	150,000	150,215
Series 2017-DELC, Class E (1-Month LIBOR plus 2.500%), 3.739%, 08/15/36 (11/15/17)[1,2]	314,000	314,819
Series 2017-DELC, Class F (1-Month LIBOR plus 3.500%), 4.739%, 08/15/36 (11/15/17)[1,2]	301,000	302,361
BBCMS Trust
Series 2015-STP, Class D 4.284%, 09/10/28 [1,7]	630,000	634,308
Series 2017-C1, Class XA 1.525%, 02/15/50 [7,10]	7,924,626	873,983
Bear Stearns Asset Backed Securities I Trust Series 2004-AC2, Class 2A 5.000%, 05/25/34	151,098	150,917
Bear Stearns Commercial Mortgage Securities Trust Series 2007-T26, Class AJ 5.531%, 01/12/45[7]	450,000	412,304
BX Trust Series 2017-SLCT, Class D (1-Month LIBOR plus 2.050%), 3.289%, 07/15/34 (11/15/17)[1,2]	336,000	337,363

	Principal
	Amount	Value
BX Trust Series 2017-SLCT, Class E (1-Month LIBOR plus 3.150%), 4.389%, 07/15/34 (11/15/17)[1,2]	$552,000	$555,943
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XA 1.076%, 01/10/48 [7,10]	9,039,279	628,498
Series 2016-C4, Class C 4.877%, 05/10/58 [7]	858,000	890,662
Series 2016-C7, Class A3 3.839%, 12/10/54	940,000	993,001
Chicago Skyscraper Trust
Series 2017-SKY, Class B (1-Month LIBOR plus 1.100%), 2.439%, 02/15/30 (11/15/17)[1,2]	174,000	174,406
Series 2017-SKY, Class C (1-Month LIBOR plus 1.250%), 2.489%, 02/15/30 (11/15/17)[1,2]	96,000	96,222
Citicorp Mortgage Securities Trust Series Series 2007-2, Class 3A1 5.500%, 02/25/37	2,675	2,673
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class XA 1.816%, 09/10/45 [1,7,10]	700,009	47,869
Series 2013-SMP, Class C 2.738%, 01/12/30 [1]	350,000	350,047
Series 2013-SMP, Class D 2.911%, 01/12/30 [1,7]	350,000	349,962
Series 2014-GC25, Class XA 1.044%, 10/10/47 [7,10]	4,811,387	276,385
Series 2015-GC27, Class D 4.576%, 02/10/48 [1,7]	440,700	373,008
Series 2015-GC31, Class C 4.063%, 06/10/48 [7]	780,000	760,295
Series 2015-GC35, Class C 4.500%, 11/10/48 [7]	235,000	236,713
Series 2015-GC35, Class XA 0.891%, 11/10/48 [7,10]	7,448,682	361,435
Series 2016-GC36, Class XA 1.338%, 02/10/49 [7,10]	7,720,483	631,529
Series 2016-P3, Class XA 1.711%, 04/15/49 [7,10]	5,487,011	566,292
Series 2016-P4, Class XA 2.009%, 07/10/49 [7,10]	6,705,259	826,980
Series 2016-P6, Class A5 3.720%, 12/10/49 [7]	756,000	798,792
Series 2016-SMPL, Class D 3.520%, 09/10/31 [1]	952,000	945,466
Citigroup Mortgage Loan Trust
Series 2006-AR2, Class 1A2 3.583%, 03/25/36 [7]	1,421,603	1,406,118
Series 2010-7, Class 11A1 5.326%, 07/25/36 [1,7]	1,750,000	1,783,462
COBALT Commercial Mortgage Trust Series 2007-C2, Class AJFX 5.568%, 04/15/47[7]	272,979	278,568

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities – 17.4% (continued)
COMM Mortgage Trust
Series 2010-C1, Class XPA 1.664%, 07/10/46 [1,7,10]	$48,187	$0
Series 2016-DC2, Class C 4.642%, 02/10/49 [7]	453,000	445,599
Series 2016-DC2, Class XA 1.064%, 02/10/49 [7,10]	6,733,322	432,335
Series 2016-GCT, Class E 3.461%, 08/10/29 [1,7]	780,000	756,942
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class XA 2.000%, 10/15/45 [7,10]	1,549,928	119,001
Series 2013-CR10, Class XA 0.894%, 08/10/46 [7,10]	20,037,923	618,182
Series 2014-CR20, Class C 4.505%, 11/10/47 [7]	300,000	306,666
Series 2015-CR23, Class D 4.254%, 05/10/48 [7]	350,000	303,264
Series 2015-CR25, Class C 4.546%, 08/10/48 [7]	470,000	487,356
Series 2015-CR26, Class B 4.494%, 10/10/48 [7]	600,000	610,843
Series 2015-CR26, Class XA 1.045%, 10/10/48 [7,10]	8,287,270	490,737
Series 2015-LC23, Class C 4.646%, 10/10/48 [7]	585,000	601,271
Series 2016-CR28, Class C 4.647%, 02/10/49 [7]	807,000	799,899
Core Industrial Trust Series 2015-CALW, Class D 3.850%, 02/10/34[1,7]	500,000	507,983
Cosmopolitan Hotel Trust Series 2016-CSMO, Class C (1-Month LIBOR plus 2.650%), 3.889%, 11/15/33 (11/15/17)[1,2]	680,000	682,944
Countrywide Alternative Loan Trust
Series 2005-86CB, Class A5 5.500%, 02/25/36	916,960	820,040
Series 2006-J1, Class 2A1 7.000%, 02/25/36	450,643	190,685
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-HYB8, Class 4A1 3.213%, 12/20/35 [7]	427,133	410,318
Series 2007-14, Class A15 6.500%, 09/25/37	1,110,081	1,046,897
Series 2007-2, Class A13 6.000%, 03/25/37	402,712	357,406
Series 2007-7, Class A4 5.750%, 06/25/37	79,206	73,345
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9, Class 5A9 5.500%, 10/25/35	1,262,413	1,142,614

	Principal
	Amount	Value
Credit Suisse Mortgage Capital Certificates Series 2007-1, Class 5A4 6.000%, 02/25/37	$650,089	$594,248
CSAIL Commercial Mortgage Trust Series 2016-C6, Class XA 1.810%, 01/15/49[7,10]	6,962,477	744,526
CSMC Trust
Series 2013-IVR4, Class A11 3.483%, 07/27/43 [1,7]	3,037,297	3,027,898
Series 2013-IVR4, Class A2 3.000%, 07/25/43 [1,7]	3,037,297	2,982,440
Series 2017-CHOP, Class D (1-Month LIBOR plus 1.900%), 3.139%, 07/15/32 (11/15/17)[1,2]	261,000	261,774
Series 2017-CHOP, Class E (1-Month LIBOR plus 3.300%), 4.539%, 07/15/32 (11/15/17)[1,2]	261,000	262,242
DBJPM
Series 2016-C1, Class C 3.351%, 05/10/49 [7]	534,000	517,362
Series 2016-C1, Class XA 1.498%, 05/10/49 [7,10]	7,666,054	724,933
Fannie Mae-Aces Series 2016-M3, Class A2 2.702%, 02/25/26	757,000	753,972
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA4, Class 1A6 5.500%, 06/25/35	2,254,208	2,145,494
Series 2006-AA7, Class A1 3.197%, 01/25/37 [7]	2,471,205	2,213,697
First Horizon Mortgage Pass-Through Trust Series 2006-2, Class 1A3 6.000%, 08/25/36	1,177,839	1,060,404
FirstKey Mortgage Trust Series 2014-1, Class A8 3.500%, 11/25/44[1,7]	4,211,557	4,297,907
FREMF Mortgage Trust Series 2016-KF22, Class B (1-Month LIBOR plus 5.050%), 6.282%, 07/25/23 (11/25/17)[1,2]	371,772	375,671
Great Wolf Trust
Series 2017-WOLF, Class D (1-Month LIBOR plus 2.100%), 3.335%, 09/15/34 (11/15/17)[1,7]	274,000	275,109
Series 2017-WOLF, Class E (1-Month LIBOR plus 3.100%), 4.339%, 09/15/34 (11/15/17)[1,7]	425,000	427,678
Series 2017-WOLF, Class F (1-Month LIBOR plus 4.070%), 5.309%, 09/15/34 (11/15/17)[1,7]	226,000	227,834
GS Mortgage Securities Trust Series 2014-GC26, Class C 4.510%, 11/10/47 [7]	391,000	395,172

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities – 17.4% (continued)
GS Mortgage Securities Trust
Series 2014-GC26, Class D 4.510%, 11/10/47 [1,7]	$1,500,000	$1,316,119
Series 2015-GC34, Class XA 1.360%, 10/10/48 [7,10]	6,416,764	512,960
Series 2015-GS1, Class XA 0.826%, 11/10/48 [7,10]	10,668,469	552,048
Series 2016-GS2, Class XA 1.667%, 05/10/49 [7,10]	7,316,623	740,032
Series 2017-GS7, Class XA 1.143%, 08/10/50 [7,10]	10,370,443	870,656
GSR Mortgage Loan Trust
Series 2006-2F, Class 2A17 5.750%, 02/25/36	3,064,902	2,965,002
Series 2006-AR1, Class 3A1 3.674%, 01/25/36 [7]	320,971	313,850
HSI Asset Loan Obligation Trust Series 2007-2, Class 1A1 5.500%, 09/25/37	17,970	17,466
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2017-MAUI, Class C (1-Month LIBOR plus 1.250%), 2.489%, 07/15/34 (11/15/17)[1,2]	223,000	223,656
Series 2017-MAUI, Class D (1-Month LIBOR plus 1.950%), 3.189%, 07/15/34 (11/15/17)[1,2]	209,000	209,752
Series 2017-MAUI, Class E (1-Month LIBOR plus 2.950%), 4.189%, 07/15/34 (11/15/17)[1,2]	185,000	186,370
Series 2017-MAUI, Class F (1-Month LIBOR plus 3.750%), 4.989%, 07/15/34 (11/15/17)[1,2]	260,000	262,463
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-A2, Class 2A1 3.344%, 04/25/36 [7]	1,936,929	1,913,403
Series 2006-LDP8, Class X 0.308%, 05/15/45 [7,10]	54,274	1
Series 2006-LDP9, Class AM 5.372%, 05/15/47	179,908	181,144
Series 2007-CB19, Class AM 5.795%, 02/12/49 [7]	16,293	16,387
Series 2007-LDPX, Class AM 5.464%, 01/15/49 [7]	278,191	279,235
Series 2011-C4, Class XA 1.356%, 07/15/46 [1,7,10]	780,342	12,020
Series 2012-C8, Class XA 1.810%, 10/15/45 [7,10]	1,703,204	119,385
Series 2012-CBX, Class XA 1.647%, 06/15/45 [7,10]	649,817	30,936
Series 2014-DSTY, Class A 3.429%, 06/10/27 [1]	300,000	303,578
Series 2015-JP1, Class XA 1.140%, 01/15/49 [7,10]	8,302,900	440,183

	Principal
	Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2, Class B 3.460%, 08/15/49	$320,000	$316,939
Series 2016-JP2, Class C 3.794%, 08/15/49 [7]	246,000	245,828
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class XA 1.045%, 02/15/47 [7,10]	5,658,604	227,478
Series 2014-C21, Class C 4.660%, 08/15/47 [7]	300,000	307,511
Series 2014-C21, Class XA 1.077%, 08/15/47 [7,10]	3,656,079	196,782
Series 2014-C23, Class C 4.458%, 09/15/47 [7]	330,824	340,440
Series 2014-C25, Class C 4.446%, 11/15/47 [7]	450,000	452,832
Series 2014-C25, Class XA 0.971%, 11/15/47 [7,10]	6,395,648	299,406
Series 2014-C26, Class XA 1.136%, 01/15/48 [7,10]	5,152,393	255,743
Series 2015-C27, Class D 3.844%, 02/15/48 [1,7]	263,000	212,490
Series 2015-C27, Class XA 1.358%, 02/15/48 [7,10]	4,353,243	271,653
Series 2015-C28, Class XA 1.183%, 10/15/48 [7,10]	7,872,781	423,132
Series 2015-C32, Class C 4.668%, 11/15/48 [7]	650,000	658,168
Series 2015-C33, Class C 4.618%, 12/15/48 [7]	670,000	705,049
Series 2016-C1, Class C 4.747%, 03/15/49 [7]	755,000	800,903
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA 1.704%, 06/15/49[7,10]	7,681,650	712,972
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.420%, 09/15/45[7]	747,000	759,027
Lehman XS Trust Series 2007-12N, Class 1A3A (1-Month LIBOR plus 0.200%), 1.438%, 07/25/47 (11/27/17)[7]	7,184,503	6,720,692
LSTAR Commercial Mortgage Trust Series 2016-4, Class C 4.549%, 03/10/49[1,7]	588,000	547,033
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class XA 1.482%, 08/15/45 [1,7,10]	703,459	39,035
Series 2014-C14, Class XA 1.176%, 02/15/47 [7,10]	5,566,460	219,981
Series 2014-C18, Class C 4.482%, 10/15/47 [7]	300,000	293,157
Series 2014-C19, Class C 4.000%, 12/15/47	413,500	393,225

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities – 17.4% (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25, Class C 4.528%, 10/15/48 [7]	$785,000	$813,544
Series 2015-C26, Class D 3.060%, 10/15/48 [1]	800,000	653,136
Series 2015-C27, Class C 4.535%, 12/15/47 [7]	80,000	77,712
Series 2016-C28, Class XA 1.283%, 01/15/49 [7,10]	8,441,728	648,249
Series 2016-C29, Class C 4.752%, 05/15/49 [7]	844,000	891,205
Series 2016-C32, Class A4 3.720%, 12/15/49	787,000	828,041
Morgan Stanley Capital I Trust
Series 2007-HQ11, Class AJ 5.508%, 02/12/44 [7]	125,565	122,938
Series 2007-IQ16, Class AMA 6.091%, 12/12/49 [7]	156,540	157,638
Series 2011-C1, Class XA 0.422%, 09/15/47 [1,7,10]	515,949	4,999
Series 2014-CPT, Class E 3.446%, 07/13/29 [1,7]	250,000	251,462
Series 2014-MP, Class D 3.693%, 08/11/33 [1,7]	350,000	355,442
Series 2015-XLF2, Class AFSC (1-Month LIBOR plus 3.000%), 4.239%, 08/15/26 (11/15/17)[1,2]	588,000	585,425
Series 2016-UB11, Class XA 1.667%, 08/15/49 [7,10]	2,838,662	281,482
Series 2017-PRME, Class D (1-Month LIBOR plus 3.400%), 4.639%, 02/15/34 (11/15/17)[1,2]	697,000	703,341
Morgan Stanley Mortgage Loan Trust
Series 2005-3AR, Class 2A2 3.245%, 07/25/35 [7]	568,403	506,023
Series 2005-9AR, Class 2A 3.547%, 12/25/35 [7]	5,179,923	4,931,905
Series 2007-14AR, Class 1A3 3.531%, 10/25/37 [7]	1,126,203	1,024,781
MSCG Trust Series 2016-SNR, Class C 5.205%, 11/15/34[1]	946,000	967,288
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AP3, Class A3 5.318%, 08/25/35[7]	233,760	142,846
PR Mortgage Loan Trust Series 2014-1, Class APT 5.914%, 10/25/49[1,7]	2,205,107	2,082,031
RALI Trust Series 2005-QA10, Class A31 4.280%, 09/25/35 [7]	1,111,763	944,467

	Principal
	Amount	Value
RALI Trust
Series 2006-QO10, Class A1 (1-Month LIBOR plus 0.160%), 1.398%, 01/25/37 (11/27/17)[7]	$7,009,031	$6,620,473
Series 2006-QS7, Class A2 6.000%, 06/25/36	3,310,655	3,015,652
Residential Asset Securitization Trust
Series 2006-A6, Class 1A1 6.500%, 07/25/36	208,033	120,301
Series 2007-A1, Class A8 6.000%, 03/25/37	412,223	296,722
Sequoia Mortgage Trust Series 2013-1, Class 2A1 1.855%, 02/25/43[7]	1,422,735	1,363,311
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 2A2 3.449%, 02/25/36[7]	176,722	161,780
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class XA 1.893%, 08/10/49[1,7,10]	1,538,254	116,199
Wachovia Bank Commercial Mortgage Trust
Series 2006-C26, Class AM 5.997%, 06/15/45 [7]	138,274	139,160
Series 2006-C28, Class AJ 5.632%, 10/15/48 [7]	254,913	254,681
Series 2007-C33, Class AJ 6.002%, 02/15/51 [7]	300,000	308,034
Series 2007-C33, Class AM 6.002%, 02/15/51 [7]	307,887	307,538
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-8, Class 2CB1 5.500%, 10/25/35	1,556,023	1,525,619
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class D 3.938%, 08/15/50 [1]	725,000	610,076
Series 2014-LC18, Class B 3.959%, 12/15/47	512,000	523,203
Series 2015-C26, Class D 3.586%, 02/15/48 [1]	471,800	368,864
Series 2015-C28, Class C 4.133%, 05/15/48 [7]	400,000	391,636
Series 2015-C31, Class C 4.611%, 11/15/48 [7]	585,000	607,610
Series 2015-C31, Class XA 1.098%, 11/15/48 [7,10]	8,366,560	542,210
Series 2015-LC22, Class C 4.541%, 09/15/58 [7]	480,000	482,522
Series 2015-NXS1, Class XA 1.179%, 05/15/48 [7,10]	4,403,387	258,603
Series 2015-NXS3, Class C 4.488%, 09/15/57 [7]	610,000	606,934
Series 2016-C32, Class C 4.721%, 01/15/59 [7]	558,000	537,238

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Mortgage-Backed Securities – 17.4% (continued)
Wells Fargo Commercial Mortgage Trust
Series 2016-C33, Class C 3.896%, 03/15/59	$517,000	$512,463
Series 2016-C33, Class XA 1.801%, 03/15/59 [7,10]	5,290,168	547,500
Series 2016-NXS6, Class XA 1.656%, 11/15/49 [7,10]	6,283,858	619,929
Series 2017-C39, Class XA 1.148%, 09/15/50 [7,10]	13,787,274	1,153,394
Wells Fargo Mortgage Backed Securities Trust
Series 2007-13, Class A6 6.000%, 09/25/37	202,589	204,547
Series 2007-8, Class 1A16 6.000%, 07/25/37	197,553	199,106
WFRBS Commercial Mortgage Trust
Series 2012-C8, Class XA 1.854%, 08/15/45 [1,7,10]	717,561	50,748
Series 2012-C9, Class XA 1.995%, 11/15/45 [1,7,10]	1,206,114	88,374
Series 2014-C21, Class XA 1.134%, 08/15/47 [7,10]	6,169,353	328,316
Total Mortgage-Backed Securities (Cost $116,134,047)		118,199,284
Municipal Bond – 0.1%
North Texas Municipal Water District Water System Revenue GO 5.000%, 09/01/35	380,000	446,291
Total Municipal Bond (Cost $431,592)		446,291
U.S. Government and Agency Obligations – 32.0%
Fannie Mae – 8.9%
Fannie Mae,
3.000%, 03/01/45 to 04/01/45	6,983,470	6,976,575
3.500%, 12/01/31 to 03/01/46	9,896,898	10,236,100
4.000%, 09/01/31 to 06/01/42	422,440	442,532
4.500%, 03/01/42	82,654	86,653
Fannie Mae REMICS,
Series 2007-57, Class SX (6.620% minus 1-Month LIBOR, Cap 6.620%, Floor 0.000%), 5.382%, 10/25/36[2,10]	146,539	24,341
Series 2009-86, Class CI (5.800% minus 1-Month LIBOR, Cap 5.800%, Floor 0.000%), 4.562%, 09/25/36[2,10]	182,980	22,781
4.000%, 01/25/41 to 04/25/42	2,743,392	2,914,232
Series 2011-121, Class JP 4.500%, 12/25/41	160,865	169,987
3.500%, 03/25/42 to 10/25/42	5,582,931	5,665,952

	Principal
	Amount	Value
Fannie Mae REMICS,
Series 2012-127, Class PA 2.750%, 11/25/42	$1,847,164	$1,831,057
Series 2013-5, Class EZ 2.000%, 08/25/42	6,918,861	6,319,353
3.000%, 08/25/42 to 05/25/46	26,029,425	25,342,107
Total Fannie Mae		60,031,670
Freddie Mac – 5.1%
Freddie Mac Gold,
3.000%, 07/01/45 to 08/01/45	7,322,686	7,340,111
3.500%, 10/01/42 to 02/01/45	5,455,598	5,606,391
4.000%, 10/01/41	137,697	142,481
5.000%, 07/01/35	23,851	26,055
5.500%, 12/01/38	6,651	7,395
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K050, Class A2 3.334%, 08/25/25[7]	569,000	596,952
Series K053, Class A2 2.995%, 12/25/25	766,000	784,531
Series K054, Class A2 2.745%, 01/25/26	831,000	834,847
Series K722, Class X1 1.311%, 03/25/23[7,10]	5,443,589	310,458
Freddie Mac REMICS,
Series 2909, Class Z 5.000%, 12/15/34	329,775	359,841
Series 3301, Class MS (6.100% minus 1-Month LIBOR, Cap 6.100%, Floor 0.000%), 4.861%, 04/15/37[2,10]	93,360	13,541
Series 3382, Class SB (6.000% minus 1-Month LIBOR, Cap 6.000%, Floor 0.000%), 4.761%, 11/15/37[2,10]	35,289	3,920
Series 3384, Class S (6.390% minus 1-Month LIBOR, Cap 6.390%, Floor 0.000%), 5.151%, 11/15/37[2,10]	46,572	5,683
Series 3500, Class SA (5.520% minus 1-Month LIBOR, Cap 5.520%, Floor 0.000%), 4.281%, 01/15/39[2,10]	113,051	11,500
Series 3626, Class AZ 5.500%, 08/15/36	154,171	166,800
4.000%, 12/15/38 to 03/15/42	4,144,651	4,378,366
Series 3792, Class SE (9.860% minus 2 times 1-Month LIBOR, Cap 9.860%, Floor 0.000%), 7.382%, 01/15/41[2]	903,021	962,205
Series 3894, Class ZA 4.500%, 07/15/41	398,067	418,612
Series 3957, Class DZ 3.500%, 11/15/41	514,812	523,486
Series 4075, Class S (5.500% minus 1-Month LIBOR, Cap 5.500%, Floor 0.000%), 4.261%, 07/15/42[2,10]	3,979,546	545,601

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Freddie Mac – 5.1% (continued)
Freddie Mac REMICS,
Series 4215, Class KC 2.250%, 03/15/38	$2,554,709	$2,567,400
3.000%, 06/15/40 to 03/15/44	9,136,571	9,072,166
Total Freddie Mac		34,678,342
Ginnie Mae – 0.3%
Ginnie Mae,
Series 2004-35, Class SA (32.500% minus 6.5 times 1-Month LIBOR, Cap 32.500%, Floor 0.000%), 24.447%, 03/20/34[2]	24,793	41,950
Series 2008-69, Class SB (7.630% minus 1-Month LIBOR, Cap 7.630%, Floor 0.000%), 6.391%, 08/20/38[2,10] 4.500%, 05/16/39 to 09/20/39	295,265 1,099,336	58,256 1,171,799
Series 2010-98, Class IA 5.781%, 03/20/39[7,10]	89,403	10,810
Series 2011-89, Class SA (5.450% minus 1-Month LIBOR, Cap 5.450%, Floor 0.000%), 4.211%, 06/20/41[2,10]	676,319	84,055
Series 2014-156, Class PS (6.250% minus 1-Month LIBOR, Cap 6.250%, Floor 0.000%), 5.011%, 10/20/44[2,10]	2,724,062	428,510
Series 2014-5, Class PS (6.150% minus 1-Month LIBOR, Cap 6.150%, Floor 0.000%), 4.911%, 07/20/43[2,10]	2,618,153	346,933
Total Ginnie Mae		2,142,313
U.S. Treasury Obligations – 17.7%
U.S. Treasury Bonds, 2.750%, 11/15/42	7,020,000	6,909,901
U.S. Treasury Note, 1.750%, 03/31/22	7,950,000	7,879,506
U.S. Treasury Notes,
0.750%, 10/31/18	14,040,000	13,938,813
1.000%, 05/15/18	1,960,000	1,956,740
1.125%, 01/15/19 to 09/30/21	7,300,000	7,135,097
1.250%, 11/30/18 to 10/31/21	14,580,000	14,393,875
1.500%, 02/28/23	1,190,000	1,156,113
1.625%, 05/15/26	930,000	879,122
1.750%, 12/31/20 to 11/30/21	8,010,000	7,966,940
1.875%, 01/31/22 to 08/31/24	22,960,000	22,589,705
2.000%, 08/31/21 to 12/31/21	10,460,000	10,500,812
2.375%, 05/15/27	9,490,000	9,494,634
2.875%, 08/15/45	7,520,000	7,526,463
3.625%, 08/15/43	4,540,000	5,191,916
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/22	2,624,830	2,620,777
Total U.S. Treasury Obligations		120,140,414
Total U.S. Government and Agency Obligations (Cost $217,574,058)		216,992,739
Foreign Government Obligations – 4.6%
Argentine Republic Government International Bond 6.875%, 01/26/27	250,000	273,000

	Principal
	Amount	Value
Banco de Costa Rica 5.250%, 08/12/18	$300,000	$304,500
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20	350,000	358,313
Brazilian Government International Bond 5.625%, 01/07/41	200,000	203,200
Chile Government International Bond
2.250%, 10/30/22	150,000	149,053
3.125%, 03/27/25	1,200,000	1,236,000
3.125%, 01/21/26	2,300,000	2,357,500
3.860%, 06/21/47	300,000	304,613
Costa Rica Government 9.995%, 08/01/20	500,000	581,250
Dominican Republic International Bond 5.950%, 01/25/27[1,3]	400,000	431,600
Export-Import Bank of India
3.125%, 07/20/21	700,000	708,715
4.000%, 01/14/23	800,000	838,451
Fondo MIVIVIENDA SA 3.500%, 01/31/23	950,000	970,567
Indonesia Government International Bond 4.875%, 05/05/21	1,100,000	1,184,617
Israel Government International Bond
2.875%, 03/16/26	1,100,000	1,104,077
3.150%, 06/30/23	500,000	513,950
4.000%, 06/30/22	700,000	746,081
Malaysia Sovereign Sukuk Bhd 3.043%, 04/22/25	900,000	914,580
Malaysia Sukuk Global Bhd 3.179%, 04/27/26	750,000	767,203
Mexico Government International Bond
4.000%, 10/02/23	750,000	787,500
4.125%, 01/21/26	2,000,000	2,086,500
4.150%, 03/28/27	2,316,000	2,410,377
Panama Government International Bond
3.875%, 03/17/28	2,700,000	2,828,250
4.000%, 09/22/24	1,200,000	1,282,200
Perusahaan Penerbit SBSN Indonesia III
4.150%, 03/29/27[1]	1,500,000	1,548,375
4.150%, 03/29/27	800,000	825,800
Philippine Government International Bond
3.700%, 02/02/42	1,500,000	1,497,394
4.200%, 01/21/24[3]	2,300,000	2,523,624
S.P.A.RC EM SPC Panama Metro Line 2 SP 0.000%, 12/05/22[1,4]	1,396,000	1,277,340
Total Foreign Government Obligations (Cost $30,499,783)		31,014,630

	Shares
Investment Companies – 4.3%
DoubleLine Floating Rate Fund, Class I11	1,166,449	11,594,504

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
DoubleLine Global Bond Fund, Class I11	1,687,433	$17,616,798
Total Investment Companies (Cost $29,310,570)		29,211,302
Warrants – 0.0%#
Energy – 0.0%#
Energy XXI Gulf Coast, Inc., 12/30/21 (United States)* (Cost $5,530)	1,106	221

	Principal
	Amount
Short-Term Investments – 5.5%
Repurchase Agreements – 0.6%[12]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 11.500%, 11/01/17 - 09/09/49, totaling $1,020,000)	$1,000,000	1,000,000
Credit Suisse Securities (USA) LLC, dated 10/31/17, due 11/01/17, 1.010% total to be received $1,000,028 (collateralized by various U.S. Government Agency Obligations, 0.375% - 2.125%, 01/15/19 - 02/15/44, totaling $1,020,011)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/17,due 11/01/17, 1.080% total to be received $1,000,030 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.500%, 11/02/17 - 12/01/51, totaling $1,019,771)	1,000,000	1,000,000

	Principal
	Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $124,388 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.125%, 03/31/24 - 06/30/24, totaling $126,872)	$124,384	$124,384
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $1,000,029 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 11/30/17 - 09/09/49, totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		4,124,384
U.S. Government Obligations – 2.4%
United States Treasury Bill, 0.954%, 12/07/17[13]	8,130,000	8,122,148
United States Treasury Bill, 1.133%, 03/08/18[13]	7,900,000	7,867,254
Total U.S. Government Obligations		15,989,402

	Shares
Other Investment Companies – 2.5%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[14,15]	17,140,939	17,140,939
Total Short-Term Investments (Cost $37,256,202)		37,254,725
Total Investments – 100.6% (Cost $678,294,637)		682,922,300
Other Assets, less Liabilities – (0.6)%		(4,079,599)
Net Assets – 100.0%		$678,842,701

#	Less than 0.05%.
*	Non-income producing security.

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2017, the value of these securities amounted to $143,127,989 or 21.1% of net assets.
[2]	Variable rate security. The rate shown is based on the latest available information as of October 31, 2017.
[3]	Some or all of these securities, amounting to $3,962,814 or 0.6% of net assets, were out on loan to various brokers.
[4]	Zero Coupon Bond.

[5]	All or part of the security is delayed delivery transaction. The market value for delayed delivery security at October 31, 2017, amounted to $1,466,478, or 0.2% of net assets.
[6]	Perpetuity Bond. The date shown is the final call date.

[7]	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or either interest or has failed to comply with some provision of the bond indenture.
[9]	Step Coupon. Security becomes interest bearing at a future date.

[10]	Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
[11]	Affiliated issuer. See summary of affiliated investment transaction for details.
[12]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[13]	Represents yield to maturity at October 31, 2017.
[14]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[15]	Some of this security has been pledged as collateral for delayed delivery securities.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EMTN	European Medium Term Note
GO	General Obligation
GSR	Goldman Sachs REMIC
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
MTN	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund

Schedule of Portfolio Investments (continued)

					Net increase
					(decrease) in
					unrealized
				Net realized	appreciation	Amount of
Affiliated	Number			gain (loss) for	(depreciation)	Dividends or
Issuers	of shares	Purchases	Sales	the period	for the period	Interest	Value
DoubleLine Floating Rate Fund	1,166,449	$5,400,000	$(1,700,000)	$(29,383)	$86,479	$347,652	$11,594,504
DoubleLine Global Bond Fund	1,687,433	32,500,000	(15,000,000)	128,205	(11,407)	74,755	17,616,798

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$304,750	—	—	$304,750
Corporate Bonds and Notes††	—	$185,974,570	—	185,974,570
Asset-Backed Securities	—	63,523,788	—	63,523,788
Mortgage-Backed Securities	—	118,199,284	—	118,199,284
Municipal Bond	—	446,291	—	446,291
U.S. Government and Agency Obligations††	—	216,992,739	—	216,992,739
Foreign Government Obligations	—	31,014,630	—	31,014,630
Investment Companies	29,211,302	—	—	29,211,302
Warrants	—	221	—	221
Short-Term Investments
U.S. Government Obligations	—	15,989,402	—	15,989,402
Repurchase Agreements	—	4,124,384	—	4,124,384
Other Investment Companies	17,140,939	—	—	17,140,939

Total Investments in Securities	$46,656,991	$636,265,309	—	$682,922,300

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Lake Partners LASSO Alternatives Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2017, the AMG Managers Lake Partners LASSO Alternatives Fund (the “Fund”) Class I shares returned 5.74%. In comparison, the Fund’s benchmark, the HFRX Equity Hedge Index, was up 9.69%. However, the Fund outperformed the median of its peer group, the Morningstar Multialternative Category, which rose 5.3%. Since its inception1, the Fund has generated a cumulative gain of 49.6%, outperforming both its benchmark and its peer group median, which were up only 22.5% and 36.3%, respectively.

MARKET REVIEW

Regarding the investment backdrop, the broad U.S. equity market mounted a substantial rally throughout the fiscal year. Any interruptions to the market’s climb that did occur were relatively brief and limited in magnitude. Indeed, volatility as measured by VIX, the Chicago Board Options Exchange (“CBOE”) Volatility Index, remained at historically low levels during the fiscal year. International equity markets also did very well, driven by stronger economic news, although they tended to be more volatile than the U.S.

U.S. equities were driven primarily by a combination of excess liquidity and improved corporate earnings, while optimistic expectations for tax reform, deregulation and fiscal stimulus in the wake of the election of Donald Trump as president added to the market’s momentum. In contrast, investors largely discounted the risks associated with the Federal Reserve’s (the Fed) policy shift toward normalizing interest rates and reducing its balance sheet, the potential for trade wars stemming from Trump’s “America First” promises, and the increasingly heated rhetoric between Trump and Kim Jong-un of North Korea about threats of nuclear conflict.

Under the surface, though, there were significant divergences between market segments and industry sectors. Most notably, growth stocks outperformed value significantly, and small caps had the edge over large caps. Among sectors, tech was the leader, led by companies such as Alphabet (Google), Facebook and Amazon. Financials also outperformed, as bank stocks rose on expectations for improving profitability from deregulation and higher lending margins from a steepening yield curve. In fact, 3-month Treasury rates climbed from 0.3% to 1.1% during the fiscal year, while 10-year yields increased from 1.8% to nearly 2.4%. In contrast to tech and financials, telecoms were down, and energy struggled to eke out a single-digit gain.

PERFORMANCE AND POSITIONING REVIEW

Regarding the Fund’s performance attribution by strategy, long-biased equity funds contributed the most to performance. Global/international equities, discretionary macro, U.S. multi-asset hedged,

strategic fixed income, arbitrage, and option funds also were positive. In contrast, hedged equity funds were slightly negative due to headwinds from short selling. Managed futures funds were also slightly negative, as traders faced several trend reversals in currencies, rates and commodities.

Equity-related funds have continued to be the core of the Fund, with an allocation of 45% at the end of the fiscal year, a modest increase from 41% a year earlier. This broad category encompasses a diverse mix of long-biased, hedged and multi-asset funds, as well as global/international equities, which we doubled during the year. Global macro, which includes discretionary and systematic approaches, was the next largest fund allocation at 21%. Alternative fixed income funds accounted for 15%, while convertible arbitrage/merger arbitrage funds were 15%.

[1]	April 1, 2009.

The views expressed represent the opinions of Lake Partners Inc., as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Lake Partners LASSO Alternatives Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Lake Partners LASSO Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Lake Partners LASSO Alternatives Fund’s Class I shares on March 3, 2010, to a $10,000 investment made in the HFRX Equity Hedge Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Lake Partners LASSO Alternatives Fund and the HFRX Equity Hedge Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG Managers Lake Partners LASSO Alternatives Fund[2],[3,4,5,6,7,8,9]
Class N	5.51%	2.66%	3.11%	03/03/10
Class I	5.74%	2.93%	4.81%	04/01/09
HFRX Equity Hedge Index[10]	9.69%	3.72%	2.39%	04/01/09	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[3]	Alternative investments are speculative, subject to high return volatility and involve aggressive investment techniques and a high degree of risk including, but not limited to, the risks associated with leverage, derivative instruments such as options and futures, commodities, and distressed securities may be illiquid on a long term basis and short sales. There can be no assurance that these types of strategies will achieve their objectives or avoid substantial losses.
[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[5]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]	The Fund is subject to the risks of any underlying fund in which the Fund invests. There are expenses associated with the underlying funds in addition to the Fund’s expenses.
[9]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[10]	The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Source: Hedge Fund Research, Inc. (HFR). Indices are adjusted for the reinvestment of capital gains, income, and dividends. Unlike the Fund, the HFRX Equity Hedge Index is unmanaged, is not available for investment and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Lake Partners LASSO Alternatives Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Category	% of Net Assets
Investment Companies	82.6
Exchange Traded Funds	13.3
Other Assets Less Liabilities	4.1

TOP TEN HOLDINGS

Security Name	% of Net Assets
Western Asset Macro Opportunities Fund, Class IS	7.5
PIMCO Mortgage Opportunities Fund, Institutional Class	7.4
Metropolitan West Unconstrained Bond Fund, Class I	7.4
Boston Partners Long/Short Equity Fund, Institutional Class	7.4
Otter Creek Long/Short Opportunity Fund, Institutional Class	7.3
ProShares Large Cap Core Plus	5.9
Abbey Capital Futures Strategy Fund, Class I	5.0
Neuberger Berman US Equity Index PutWrite Strategy Fund, Institutional Class	4.9
Calamos Market Neutral Income Fund, Class I	4.9
Kellner Merger Fund, Institutional Class	4.9

Top Ten as a Group	62.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Lake Partners LASSO Alternatives Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Investment Companies – 82.6%
Long/Short Strategies – 32.1%
361 Global Long/Short Equity Fund, Class Y	197,380	$2,413,960
Balter European L/S Small Cap Fund, Institutional Class*	121,923	1,422,835
Boston Partners Long/Short Equity Fund, Institutional Class*	170,616	3,690,425
Diamond Hill Long-Short Fund, Class I*	105	2,752
FPA Crescent Fund	69,560	2,451,299
Neuberger Berman US Equity Index PutWrite Strategy Fund, Institutional Class	216,947	2,458,010
Otter Creek Long/Short Opportunity Fund, Institutional Class*	313,002	3,646,469
Total Long/Short Strategies		16,085,750
Strategic Fixed Income – 14.8%
Metropolitan West Unconstrained Bond Fund, Class I	309,789	3,711,276
PIMCO Mortgage Opportunities Fund, Institutional Class	332,739	3,716,698
Total Strategic Fixed Income		7,427,974
Arbitrage – 14.7%
Calamos Market Neutral Income Fund, Class I	185,321	2,457,350
Kellner Merger Fund, Institutional Class	225,793	2,454,375
Touchstone Arbitrage Fund, Institutional Class	235,837	2,450,349
Total Arbitrage		7,362,074
Managed Futures – 13.5%
361 Global Managed Futures Strategy Fund, Institutional Class	154,847	1,788,487
Abbey Capital Futures Strategy Fund, Class I*	217,310	2,496,895

*	Non-income producing security.
[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Shares	Value
Credit Suisse Managed Futures Strategy Fund, Class I	233,294	$2,447,250
Total Managed Futures		6,732,632
Global Macro – 7.5%
Western Asset Macro Opportunities Fund, Class IS	318,495	3,767,797
Total Investment Companies (cost $ 39,242,308)		41,376,227
Exchange Traded Funds – 13.3%
Long/Short Strategies – 8.5%
ProShares Large Cap Core Plus	46,635	2,973,914
WisdomTree Dynamic Long/Short U.S. Equity Fund	41,825	1,301,372
Total Long/Short Strategies		4,275,286
Hedged International Equity – 4.8%
Wisdomtree Dynamic Currency Hedged International Equity Fund, Institutional Class	79,260	2,397,615
Total Exchange Traded Funds (cost $ 5,893,886)		6,672,901
Other Investment Companies – 4.8%
Money Market Fund – 4.8%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[1]	2,404,538	2,404,538
Total Investments – 100.7% (cost $47,540,732)		$50,453,666
Other Assets, less Liabilities – (0.7%)		(329,034)
Net Assets – 100.0%		$50,124,632

The accompanying notes are an integral part of these financial statements.

AMG Managers Lake Partners LASSO Alternatives Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Investment Companies†	$41,376,227	—	—	$41,376,227
Exchange Traded Funds	6,672,901	—	—	6,672,901
Short-Term Investments	2,404,538	—	—	2,404,538

Total Investments in Securities	$50,453,666	—	—	$50,453,666

†	All investment companies and exchange traded funds held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund
Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG River Road Long-Short Fund (the “Fund”) Class N shares returned 11.69%, underperforming the 23.98% return for the Russell 3000® Index. The secondary benchmark, which is a blend of 50% Russell 3000®/ICE 50% BofA Merrill Lynch U.S. T-Bill (0-3 month), returned 11.81%. During the period, the Fund captured 56% of the market’s return with 58% average net market exposure.

PERFORMANCE REVIEW AND POSITIONING

The holdings with the largest positive contribution to total return during the period were HollyFrontier Corp (HFC, long), Spirit AeroSystems Holdings Inc. (SPR, long), and Alphabet Inc. (GOOG, long). HollyFrontier is an independent petroleum refiner that benefited from widening crack spreads as a result of Hurricane Harvey impacting 15% of the country’s refining capacity. Spirit Aerosystems is a leading aerospace supplier. SPR rose after it announced an end to the longstanding negotiation with Boeing. Alphabet manages the largest search engine in the world. GOOG increased as the company continued to report significant top- and bottom-line growth.

The holdings with the largest negative contribution to the Fund’s total return were Vista Outdoor Inc. (VSTO, long), Diamond Offshore Drilling Inc. (DO, long), and Hudson’s Bay Co. (*HBC, long). VSTO is an outdoor sports manufacturer that declined as retail trends for its shooting products accelerated to the downside. Diamond Offshore Drilling is an offshore drilling service provider. DO declined as low commodity prices weighed on E&P plans to drill offshore. Hudson’s Bay is a luxury and upper middle-market department store. *HBC declined as falling traffic resulted in lower profitability.

The Fund ended October within its normal net market exposure range (50-70%) at 62%. The Fund’s largest sector exposures on the long side were in consumer discretionary 34.1%, financials 19.4% and information technology 12.6%. The Fund’s largest sector exposures on the short side were in consumer discretionary (-9.9%), industrials (-6.4%) and materials (-3.8%).

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Long-Short Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG River Road Long-Short Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG River Road Long-Short Fund’s Class N shares on May 4, 2011, to a $10,000 investment made in the Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Long-Short Fund, Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3) mo) Index for the same time periods ended October 31, 2017.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Years	Inception	Date
AMG River Road Long-Short Fund[2,3,4,5,6,7,8]
Class N	11.69%	5.67%	5.48%	05/04/11
Class I	11.93%	—	4.68%	03/04/13
Class Z	—	—	(0.32%)	09/29/17
Russell 3000® Index[9,11]	23.98%	15.12%	12.46%	05/04/11	†
50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo)[10,11]	11.81%	7.61%	6.43%	05/04/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[3]	Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[7]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.
[10]	The secondary benchmark is composed of 50% Russell 3000® Index and 50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo). The 50% ICE BofA Merrill Lynch 0-3 Month US Treasury Index is a subset of The Bank of America Merrill Lynch 0-1 Year US Treasury Index including all securities with a remaining term to final maturity less than 3 months.
[11]	Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Long-Short Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Long Investments:
Consumer Discretionary	34.1
Financials	19.4
Information Technology	12.6
Health Care	11.4
Consumer Staples	6.0
Industrials	5.6
Energy	4.3
Real Estate	3.8
Short Investments:
Consumer Discretionary	(9.9)
Industrials	(6.4)
Materials	(3.8)
Financials	(3.7)
Real Estate	(2.6)
Consumer Staples	(1.7)
Exchange Traded Funds	(1.6)
Information Technology	(1.5)
Telecommunication Services	(1.4)
Utilities	(1.3)
Energy	(0.8)
Health Care	(0.8)
Other Assets Less Liabilities*	38.3

*	Includes investments in short-term investments and cash proceeds on securities sold transactions held at the Prime Broker.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Liberty Ventures, Class A	6.1
McKesson Corp.	5.0
Alphabet, Inc., Class C	5.0
Berkshire Hathaway, Inc., Class B	4.9
Comcast Corp., Class A	4.9
Nestle SA, Sponsored ADR, 2.284%	4.0
Premier, Inc., Class A	4.0
Liberty Media Corp-Liberty SiriusXM, Class C	3.8
Nielsen Holdings PLC	3.7
Brookfield Asset Management, Inc., Class A	3.4

Top Ten as a Group	44.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Long-Short Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 97.2%
Consumer Discretionary – 34.1%
Advance Auto Parts, Inc. [1]	9,674	$790,753
Asbury Automotive Group, Inc. *,1	18,264	1,121,409
Biglari Holdings, Inc. *,1	2,946	1,053,018
Comcast Corp., Class A [1]	46,998	1,693,338
Liberty Global PLC Lilac Group, Class C (United Kingdom)*,1	37,761	830,742
Liberty Media Corp-Liberty SiriusXM, Class C *,1	31,478	1,311,059
Liberty Ventures, Class A *,1	37,100	2,113,216
Papa John’s International, Inc.	10,223	695,675
Quebecor, Inc., Class B (Canada)	13,723	517,817
Target Corp. [1]	8,627	509,338
The TJX Cos., Inc.	9,957	694,999
TRI Pointe Group, Inc. *,1	24,733	437,527
Total Consumer Discretionary		11,768,891
Consumer Staples – 6.0%
CVS Health Corp. [1]	9,929	680,434
Nestle SA, Sponsored ADR (Switzerland)[1]	16,561	1,394,933
Total Consumer Staples		2,075,367
Energy – 4.3%
HollyFrontier Corp. [1]	16,440	607,458
Marathon Petroleum Corp. [1]	14,700	878,178
Total Energy		1,485,636
Financials – 19.4%
Berkshire Hathaway, Inc., Class B *,1	9,151	1,710,688
The Blackstone Group LP, MLP [1]	34,283	1,141,281
Brookfield Asset Management, Inc., Class A (Canada)[1]	27,687	1,161,193
Oaktree Capital Group LLC, MLP [1]	24,202	1,108,452
Oaktree Specialty Lending Corp. [1]	109,171	634,283
Wells Fargo & Co. [1]	17,124	961,341
Total Financials		6,717,238
Health Care – 11.4%
DaVita, Inc. *,1	13,982	849,267
McKesson Corp. [1]	12,581	1,734,668
Premier, Inc., Class A *,1	41,898	1,368,808
Total Health Care		3,952,743
Industrials – 5.6%
General Electric Co.	33,415	673,646
Nielsen Holdings PLC [1]	34,307	1,271,761
Total Industrials		1,945,407
Information Technology – 12.6%
Alphabet, Inc., Class C *,1	1,690	1,718,122

	Shares	Value
Blackhawk Network Holdings, Inc. *,1	29,790	$1,011,370
Cars.com, Inc. *,1	31,674	754,475
Conduent, Inc. *,1	55,197	854,449
Total Information Technology		4,338,416
Real Estate – 3.8%
Alexander & Baldwin, Inc. [1]	19,396	877,475
Realogy Holdings Corp., REIT [1]	13,167	425,689
Total Real Estate		1,303,164
Total Common Stocks (Cost $31,493,129)		33,586,862
Short-Term Investments – 53.4%
Other Investment Companies – 53.4%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[2]	10,104,107	10,104,107
JP Morgan U.S Government Money Market Fund, 0.95%[2]	396,995	396,995
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[2]	7,981,511	7,981,511
Total Short-Term Investments (Cost $18,482,613)		18,482,613
Total Investments – 150.6% (Cost $49,975,742)		52,069,475
Short Sales – (35.5%)[3]
Common Stocks – (33.9%)
Consumer Discretionary – (9.9%)
Aaron’s, Inc.	(6,612)	(243,322)
Burlington Stores, Inc. *	(1,894)	(177,828)
The Cato Corp., Class A	(26,252)	(337,601)
Dave & Buster’s Entertainment, Inc. *	(4,984)	(240,229)
Foot Locker, Inc.	(10,393)	(312,621)
Gannett Co., Inc.	(42,428)	(369,123)
La-Z-Boy, Inc.	(12,877)	(347,035)
The Michaels Co., Inc. *	(15,350)	(298,097)
Party City Holdco, Inc. *	(23,031)	(256,796)
Regis Corp. *	(13,395)	(199,987)
Whirlpool Corp.	(2,032)	(333,106)
WideOpenWest, Inc. *	(23,320)	(298,263)
Total Consumer Discretionary		(3,414,008)
Consumer Staples – (1.7%)
Conagra Brands, Inc.	(10,103)	(345,119)
Energizer Holdings, Inc.	(5,967)	(256,521)
Total Consumer Staples		(601,640)
Energy – (0.8%)
Core Laboratories, N.V. (Netherlands)	(2,967)	(296,403)

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials – (3.7%)
Amtrust Financial Services, Inc.	(23,687)	$(297,509)
Mercury General Corp.	(6,075)	(340,018)
Popular, Inc. (Puerto Rico)	(9,624)	(353,008)
SLM Corp. *	(27,660)	(292,919)
Total Financials		(1,283,454)
Health Care – (0.8%)
Horizon Pharma PLC *	(13,553)	(183,778)
Mallinckrodt PLC (United Kingdom)*	(2,710)	(85,826)
Total Health Care		(269,604)
Industrials – (6.4%)
ACCO Brands Corp. *	(26,445)	(345,107)
American Airlines Group, Inc.	(7,531)	(352,601)
Knight-Swift Transportation Holdings, Inc. *	(4,148)	(171,935)
Pitney Bowes, Inc.	(41,534)	(570,677)
Quad/Graphics, Inc.	(18,198)	(414,733)
Snap-on, Inc.	(2,339)	(369,047)
Total Industrials		(2,224,100)
Information Technology – (1.5%)
International Business Machines Corp.	(3,278)	(505,009)
Materials – (3.8%)
Ball Corp.	(8,775)	(376,711)
Domtar Corp.	(7,361)	(348,322)
Freeport-McMoRan, Inc. *	(18,044)	(252,255)
Teck Resources, Ltd., Class B (Canada)	(15,884)	(324,669)
Total Materials		(1,301,957)
Real Estate – (2.6%)
Boardwalk Real Estate Investment Trust, REIT (Canada)	(10,743)	(331,508)

	Shares	Value
Canadian Apartment Properties REIT, REIT (Canada)	(11,835)	$(312,548)
Pennsylvania Real Estate Investment Trust, REIT	(25,506)	(247,919)
Total Real Estate		(891,975)
Telecommunication Services – (1.4%)
Consolidated Communications Holdings, Inc.	(25,862)	(495,775)
Utilities – (1.3%)
American Water Works Co., Inc.	(1,985)	(174,204)
Consolidated Edison, Inc.	(3,122)	(268,648)
Total Utilities		(442,852)
Total Common Stocks (Proceeds $11,824,193)		(11,726,777)
Exchange Traded Funds – (1.6%)
United States Natural Gas Fund LP*	(25,605)	(153,118)
United States Oil Fund LP*	(36,099)	(394,562)
Total Exchange Traded Funds (Proceeds $555,803)		(547,680)
Total Short Sales – (35.5%) (Proceeds $12,379,996)		(12,274,457)
Other Assets, less Liabilities – (15.1)%		(5,232,500)
Net Assets – 100.0%		$34,562,518

*	Non-income producing security.
[1]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. As of October 31, 2017, $29,998,231 in securities was segregated to cover short sales.
[2]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[3]	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as dividend expense on the Statement of Operations.

ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Value
Investments in Securities
Assets
Common Stocks†	$33,586,862	—	—	$33,586,862
Short-Term Investments
Other Investment Companies	18,482,613	—	—	18,482,613

Total Assets	52,069,475	—	—	52,069,475

Liabilities
Common Stocks†	(11,726,777)	—	—	(11,726,777)
Exchange Traded Funds††	(547,680)	—	—	(547,680)

Total Liabilities	(12,274,457)	—	—	(12,274,457)

Net Investments in Securities	$39,795,018	—	—	$39,795,018

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (unaudited)

The AMG Managers Guardian Capital Global Dividend Fund (the “Fund”) Class N shares returned 20.51% for the fiscal year ended October 31, 2017, compared with a 22.77% return for its benchmark, the MSCI World Index.

GLOBAL MARKETS REVIEW

The first half of the year saw historically muted moves in global stock markets (to either the up or downside), and actual market volatility continued to plumb record lows; we have seen just eight days with +/-1% moves so far in 2017, which is the fewest to this point in any year since 1972. During the third quarter the S&P 500® Index set 15 new record highs.

The risk of a destabilizing shock to the system of a ballistic nature loomed large over the summer, but recent months have seen other risks continue to ebb and the backdrop is looking increasingly sanguine across most of the globe. The powers that be in Washington managed to reach a short-term agreement to avoid a government shutdown and potential debt default, although these issues were simply delayed rather than outright resolved.

And while the multitude of hurricanes wreaked havoc on Texas and Florida, “broken windows economics” points to that ultimately proving to be positive from an economic growth standpoint. The net result is that the outlook calls for more of the same: effectively steady underlying growth that will continue to underpin a tightening job market that is already operating at full employment by many metrics, though still not generating much in terms of cost-push inflation.

Europe, which a year ago was viewed as being on the verge of economic collapse against the rising wave of Euroscepticism, continues to see its political backdrop mellow. Indeed, it appears that the events of the first half of this year (most notably the strong mandate won by France’s Emmanuel Macron, but also the defeat of nationalist parties in other elections, including wins in the Netherlands and Italy) have sowed the seeds for greater cohesion among the members of the European Union. Germany’s Angela Merkel, the de facto leader of the bloc, won her fourth term as Chancellor in her country’s federal election on September 24, adding to the increasing political stability in the region.

Elsewhere in Europe, the weakening of Prime Minister Theresa May’s political capital in the aftermath of her electoral humiliation in June has seen her soften her stance and upped the odds of an amicable breakup between the U.K. and the

European Union (EU), although the process is expected to be a long slog, with the early stages of negotiations yielding little so far.

The ongoing uncertainty surrounding the end result of any Brexit deal, however, has left companies unwilling to deploy capital into the British economy, resulting in the lack of business investment providing a drag on growth. The significantly weaker currency has not yet generated a sufficient pickup in U.K. exports to offset this loss.

Farther to the east, despite having to deal with the angst that comes from having the occasional missile fired overhead, the Japanese economy is on a run of sustained growth unlike anything the country has seen in two decades—a run that consensus forecasts show is expected to continue. The concurrent boost in approval ratings for the ruling Liberal Democratic Party underpinned a decision by Prime Minister Shinzō Abe to call a snap election for October 22 designed to strengthen his mandate for reforms (he also announced $18 billion in added macroeconomic stimulus as part of his platform).

Despite the ongoing uncertainty about the relationship with its largest trade partner, the Canadian economy has continued to quietly remain atop of the Developed Market growth league tables thanks to it posting its best two-quarter performance in five years over the first half of the year (and early data for Q3 show the momentum being largely maintained). The outlook, however, is somewhat less robust as Canada’s significant export sector (which accounts for 30% of GDP) will have to grapple with the impact of a stronger currency and the ongoing uncertainty surrounding the outcome of the negotiations related to the North American Free Trade Agreement (the U.S. accounts for 75% of Canada’s exports while Mexico represents another 2%) while the impact of the recent interest rate hikes filters through the domestic economy. A renewed uptick in the commodity space (the energy sector in particular) should help provide some offset.

In the Emerging Market space, China has worked to show itself as a bastion of stability and strength ahead of the upcoming National Congress of the Communist Party of China starting October 18 (where President Xi Jinping is expected to strengthen his hold on power within the Party’s ranks in this five-yearly changing of the guard within the Politburo). The Brazilian central bank is doing its part to support the economy by continuing its campaign of aggressive easing policy; Banco Central do Brazil has slashed its policy rates by 200 basis points over the last three months. In India, the Modi government continues to make progress on important economic reforms and has seen some renewed verve in its economy following a moderation in growth over the past year.

PERFORMANCE REVIEW

The Fund slightly underperformed the index during the year. The portfolio outperformed in 6 of the 11 sectors led by information technology, health care, real estate, energy and consumer discretionary. Financials, utilities, consumer staples and telecommunication services were the largest detractors from relative performance.

The information technology sector was the largest contributor to relative performance due to positive stock selection. Outperformance in the information technology sector was driven by Tokyo Electron, Broadcom and Analog Devices.

Health care was the second largest contributor to relative performance during the year, primarily as a result of positive stock selection. The portfolio’s holdings in Abbvie, Novo-Nordisk, Amgen and Stryker drove the majority of the outperformance in the health care sector.

Stock selection as well as an underweight position within the real estate sector also contributed to relative performance. Positive contributions came from Icade and Tag Immobilien while Unibail Rodamco slightly detracted.

The financials sector was the largest detractor from relative performance driven by an underweight to the sector as well as stock selection. Swiss Re, Wells Fargo and Westpac Banking were the largest detractors from relative performance. On the positive side JP Morgan, Bank of America and AXA contributed to performance during the year.

The utilities sector also detracted from relative performance due to stock selection and a slight overweight position in the sector. National Grid, SSE, RWE and E.ON were the largest detractors during the year.

The consumer staples sector detracted from relative performance due to an overweight position in the sector. The tobacco cluster was a large driver of the underperformance in the sector with Imperial Brands, Philip Morris and Altria all detracting from relative performance after the FDA announced a comprehensive plan in July 2017 that featured an outline for tobacco related policy and enforcement in the coming decade. We continue to have exposure to

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

tobacco stocks because they have strong cash flows, strong market positions and high barriers to entry. Dr Pepper Snapple Group and Kimberley-Clark also detracted during the year.

POSITIONING

Based on the economic backdrop and outlook on economies and valuations, our core view on uses of cash investment recommendations is to own stocks that deploy cash in a shareholder friendly way that reflects the current late stage of the economic cycle of rising interest rates, de-regulation, increased capex and marginal expansion. We look to position in stocks with low price to book values, high cash/assets, strategic M&A/assets ratio, sustainable net buyback yields and growing dividend yields. We continue to emphasize higher yielding names that have the lowest probability of a dividend cut.

The portfolio has an overweight in the yield friendly, defensive sectors, consumer staples (+5.1%), telecommunication services (+4.3%) and utilities (3.4%). Underweight sectors are the consumer discretionary (-5.9%), financials (-5.5%) and health care (-2.0%).

Geographically, the portfolio is overweight Europe (+14.4%) and is underweight Asia & Pacific Basin (-6.4%) and North America (-7.8%). The portfolio does not have a weight in Emerging Markets at this time. The dividend yield at the end of October was 3.25% and the portfolio has a large cap, high-quality bias.

The current market environment requires continued immunization to rising interest rates on a relative basis to our peer group. We continue to increase diversification, finding yield outside of the traditionally defensive sectors favored by our peer group. We have slightly increased exposure to European growth over the year.

OUTLOOK

The macro backdrop is generally improving across the board. Accordingly, the International Monetary Fund (IMF) got out its eraser over the summer and again revised its estimates of world economic growth—and in contrast to what we have seen over much of the last decade, the revisions were to the high side. As it currently stands, global real GDP growth is expected to accelerate in 2017 (the first uptick in the rate of expansion of the world economy this cycle since the initial snapback in 2010) and the momentum is projected to be sustained into 2018.

A big reason for this upward trajectory is the fact that just as this economic expansion finishes celebrating its eight birthday, more countries are joining the party. All 45 major economies tracked by the Organisation for Economic Co-operation and Development (OECD) are projected to grow in 2017, the first time there has been such a degree of synchronized growth in a decade. Moreover, of the 191 economies tracked by the IMF, 179 are projected to expand this year, also the highest share in a decade—and that tally is expected to continue to increase next year.

Expansions are stronger when they are broadly based because such an environment can help create a “virtuous cycle” of growth—rising demand in one economy creates rising demand for another country’s exports, which in turn supports domestic demand there and further supports more exports. And it is no coincidence that this breadth of synchronized economic improvement comes at a time when growth in global trade flows is accelerating.

But of course, while this broad-based improvement is a positive development—and should be supportive of continued corporate earnings growth and continue to help underpin positive performance in most financial assets—the fact of the matter is that the rate of acceleration in global growth is likely only going to be fairly tepid by historical standards. Absent some sort of catalyst to drive a productivity surge, it is highly unlikely that we will return to growth rates that will rival the tech boom of the

1990s in the foreseeable future. This is because while the breadth of growth is improving, not all growth is created equal.

The major advanced economies are at a stage of industrialization where productivity gains are less dramatic than those earlier in their development and overall economic growth converges with that of the labor force—and on that last point, the underlying demographics of aging populations in these economies enforces a low speed limit. So what we are seeing is a general convergence among growth rates across the world, and the underlying trends are generally shifting lower, albeit with expectations of a further modest uptick among Emerging Market economies thanks simply to more countries expanding.

Our internal analysis does show greater visibility in overall cash flow generation amid greater confidence in extending the length of the duration (duration defined as the summation of both the next-10-years’ visible cash flow plus the long-term assumptions of future cash flow) of stocks. At the industry level, the strongest revenue growth going forward continues to be from global semiconductor stocks predicated on solid non-PC computing/data center demand, ongoing stabilization in PC market driven by corporates). Diversified financials including U.S. based global banks are expected to show strong earnings momentum supported by higher net interest margins and stronger investment banking activity. The weakest growth is expected from telecom due to intense price competition. We feel that maintaining a longer equity duration (supported by earnings growth and greater cash flow visibility) with a strong dividend growth outlook (quality with a fair payout) would outperform a yield chasing strategy.

The views expressed represent the opinions of Guardian Capital LP, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Guardian Capital Global Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Guardian Capital Global Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Guardian Capital Global Dividend Fund’s Class N shares on April 14, 2014, to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Guardian Capital Global Dividend Fund and the MSCI World Index for the same time periods ended October 31, 2017.

	One	Since	Inception
Average Annual Total Returns[1]	Year	Inception	Date
AMG Managers Guardian Capital Global Dividend Fund2, [3,4,5,6,7,8]
Class N	20.51%	6.01%	04/14/14
Class I	20.66%	6.21%	04/14/14
MSCI World Index9, [10]	22.77%	8.32%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[3]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[5]	An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[8]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[9]	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment and does not incur expenses.
[10]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Guardian Capital Global Dividend Fund	October 31, 2017

Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	15.8
Consumer Staples	14.0
Industrials	12.6
Financials	12.5
Health Care	10.0
Energy	7.6
Telecommunication Services	7.1
Utilities	6.5
Consumer Discretionary	6.2
Materials	4.7
Real Estate	2.4
Other Assets Less Liabilities	0.6

TOP TEN HOLDINGS

Security Name	%of Net Assets
British American Tobacco PLC, Sponsored ADR	2.6
Apple, Inc.	2.4
BASF SE	2.3
Illinois Tool Works, Inc.	2.2
Anheuser-Busch InBev SA/NV, Sponsored ADR	2.2
Royal Dutch Shell PLC, Class A	2.2
Bank of America Corp.	2.2
Ferrovial SA	2.1
Johnson & Johnson	2.1
Microsoft Corp.	2.0

Top Ten as a Group	22.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Guardian Capital Global Dividend Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 99.3%
Consumer Discretionary – 6.2%
Daimler AG (Germany)	2,510	$209,550
Hanesbrands, Inc. [1]	14,748	331,830
The Home Depot, Inc.	1,839	304,870
McDonald’s Corp.	3,265	544,961
PulteGroup, Inc.	15,000	453,450
Six Flags Entertainment Corp. [1]	7,775	488,192
Total Consumer Discretionary		2,332,853
Consumer Staples – 14.0%
Altria Group, Inc.	6,810	437,338
Anheuser-Busch InBev SA/NV, Sponsored ADR (Belgium)	6,803	835,272
British American Tobacco PLC, Sponsored ADR (United Kingdom)	15,246	981,842
Dr Pepper Snapple Group, Inc.	3,134	268,458
Imperial Brands PLC (United Kingdom)	14,092	574,551
Kimberly-Clark Corp.	1,553	174,728
Nestle SA (Switzerland)	8,906	749,338
The Procter & Gamble Co.	1,937	167,241
Swedish Match AB (Sweden)	10,000	376,710
Unilever NV (United Kingdom)	11,683	677,147
Total Consumer Staples		5,242,625
Energy – 7.6%
Enbridge Income Fund Holdings, Inc. (Canada)	15,707	366,103
Energy Transfer Equity LP, MLP	20,234	359,153
Enterprise Products Partners LP, MLP [1]	8,906	218,197
Royal Dutch Shell PLC, Class A (Netherlands)	25,670	808,083
Snam SpA (Italy)	54,000	275,716
Statoil ASA, Sponsored ADR (Norway)[1]	14,333	291,103
Targa Resources Corp.	5,799	240,659
TOTAL SA (France)	4,885	272,281
Total Energy		2,831,295
Financials – 12.5%
AXA SA (France)	10,893	328,842
Bank of America Corp.	29,459	806,882
Chubb, Ltd. (Switzerland)	2,461	371,168
ING Groep NV, Sponsored ADR (Netherlands)	29,974	555,119
JPMorgan Chase & Co.	6,901	694,310
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,659	372,449
Royal Bank of Canada (Canada)	5,086	397,663
SCOR SE (France)	6,126	254,311

	Shares	Value
Wells Fargo & Co.	6,930	$389,050
Westpac Banking Corp. (Australia)	20,776	526,245
Total Financials		4,696,039
Health Care – 10.0%
AbbVie, Inc.	5,770	520,743
Amgen, Inc.	1,472	257,924
AstraZeneca PLC (United Kingdom)	5,437	367,871
Fresenius Medical Care AG & Co. KGaA, ADR (Germany)	6,088	294,537
Johnson & Johnson	5,579	777,768
Medtronic PLC (Ireland)	4,454	358,636
Merck & Co., Inc.	2,677	147,476
Novo Nordisk, Sponsored ADR (Denmark)	9,197	457,919
Pfizer, Inc.	6,231	218,459
Stryker Corp.	2,100	325,227
Total Health Care		3,726,560
Industrials – 12.5%
Bouygues SA (France)	12,125	581,923
Ferrovial SA (Spain)	36,770	798,520
Illinois Tool Works, Inc.	5,359	838,791
Lockheed Martin Corp.	2,013	620,326
Raytheon Co.	3,199	576,460
Republic Services, Inc.	5,949	387,101
Sojitz Corp. (Japan)	97,064	292,941
Sydney Airport (Australia)	37,051	201,865
Waste Management, Inc.	4,777	392,526
Total Industrials		4,690,453
Information Technology – 15.8%
Accenture PLC, Class A (Ireland)	3,429	488,152
Amadeus IT Group SA (Spain)	7,285	494,279
Analog Devices, Inc.	4,415	403,089
Apple, Inc.	5,297	895,405
Automatic Data Processing, Inc.	3,253	378,194
Broadcom, Ltd.	2,623	692,236
Microsoft Corp.	9,192	764,591
Paychex, Inc.	6,666	425,224
Texas Instruments, Inc.	5,552	536,823
Tokyo Electron, Ltd. (Japan)	2,591	456,223
Xilinx, Inc.	5,137	378,545
Total Information Technology		5,912,761
Materials – 4.7%
Air Products & Chemicals, Inc.	2,433	387,893

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund
Schedule of Portfolio Investments (continued)

	Shares	Value
Materials – 4.7% (continued)
BASF SE (Germany)	7,842	$857,549
DowDuPont, Inc.	7,188	519,765
Total Materials		1,765,207
Real Estate – 2.4%
ICADE, REIT (France)	4,480	391,389
TAG Immobilien AG (Germany)	13,000	224,118
Unibail-Rodamco SE, REIT (France)	1,128	282,347
Total Real Estate		897,854
Telecommunication Services – 7.1%
AT&T, Inc.	12,538	421,904
BCE, Inc. (Canada)	5,645	260,656
Rogers Communications, Inc., Class B (Canada)	8,299	430,614
Spark New Zealand, Ltd. (New Zealand)	212,055	534,275
TELUS Corp. (Canada)	7,340	265,813
Verizon Communications, Inc.	7,624	364,961
Vodafone Group PLC, Sponsored ADR (United Kingdom)	12,650	366,597
Total Telecommunication Services		2,644,820
Utilities – 6.5%
Duke Energy Corp.	3,266	288,420
E.ON SE (Germany)	23,800	281,898
Great Plains Energy, Inc.	12,111	397,604
National Grid PLC (United Kingdom)	42,640	513,275
PPL Corp.	6,875	258,225
RWE AG (Germany)*	10,900	274,068
SSE PLC (United Kingdom)	23,838	437,805
Total Utilities		2,451,295
Total Common Stocks (Cost $32,236,610)		37,191,762

	Shares	Value
Rights – 0.1%
Industrials – 0.1%
Ferrovial SA Expiration 02/27/18* (Cost $17,230)	36,770	$17,689

	Principal Amount
Short-Term Investments – 3.3%
Repurchase Agreements – 2.7%[2]
Credit Suisse Securities (USA) LLC, dated 10/31/17, due 11/01/17, 1.010% total to be received $1,000,028 (collateralized by various U.S. Government Agency Obligations, 0.375% - 2.125%, 01/15/19 - 02/15/44, totaling $1,020,011)	$1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $22,932 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.125%, 03/31/24 - 06/30/24, totaling $23,390)	22,931	22,931
Total Repurchase Agreements		1,022,931

	Shares
Other Investment Companies – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[3]	222,256	222,256
Total Short-Term Investments (Cost $1,245,187)		1,245,187
Total Investments – 102.7% (Cost $33,499,027)		38,454,638
Other Assets, less Liabilities – (2.7)%		(1,008,122)
Net Assets – 100.0%		$37,446,516

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $996,949 or 2.7% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
LP	Limited Partnership
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Guardian Capital Global Dividend Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Information Technology	$4,962,259	$950,502	—	$5,912,761
Consumer Staples	3,542,026	1,700,599	—	5,242,625
Financials	3,214,192	1,481,847	—	4,696,039
Industrials	2,815,204	1,875,249	—	4,690,453
Health Care	3,358,689	367,871	—	3,726,560
Energy	1,475,215	1,356,080	—	2,831,295
Telecommunication Services	2,110,545	534,275	—	2,644,820
Utilities	944,249	1,507,046	—	2,451,295
Consumer Discretionary	2,123,303	209,550	—	2,332,853
Materials	907,658	857,549	—	1,765,207
Real Estate	391,389	506,465	—	897,854
Rights	17,689	—	—	17,689
Short-Term Investments
Repurchase Agreements	—	1,022,931	—	1,022,931
Other Investment Companies	222,256	—	—	222,256

Total Investments in Securities	$26,084,674	$12,369,964	—	$38,454,638

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

Country	% of Long-Term Investments
Australia	2.0%
Belgium	2.3%
Canada	4.6%
Denmark	1.2%
France	5.7%
Germany	6.8%
Ireland	2.3%
Italy	0.7%
Japan	2.0%
Netherlands	3.7%

% of Long-Term
Country	Investments
New Zealand	1.4%
Norway	0.8%
Spain	3.5%
Sweden	1.0%
Switzerland	3.0%
United Kingdom	10.5%
United States	48.5%

100.0%

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Managers Pictet International Fund (the “Fund”) Class N shares returned 24.30%, modestly outperforming the 23.44% return for the MSCI EAFE Index.

MARKET COMMENTARY

In contrast to the modest return but high volatility of markets in the prior period, the twelve months ended October 2017 saw developed international equities rise significantly in U.S. Dollar (USD) terms, and they did so in an uncannily straight line. While partly due to a near 6% weakening of the USD against the key European currencies, the MSCI EAFE Index climbed 23.4% (in USD terms) and posted gains in nine of the twelve months. In the other months, the declines were only modest.

The first of these declines was in November 2016, which saw the surprise election of Donald Trump as U.S. president. Through most of the month uncertainty ahead of the election had caused markets to slide, but investors shrugged off the potentially damaging protectionist agenda that Trump had campaigned on, and instead focused on the promised economic boost. Markets turned, led by the deeper cyclical stocks (materials, industrials) and by financials. The first group was buoyed in particular by the prospect of a higher investment in infrastructure spending, and the latter on better growth driving a faster normalization of interest rates that would in turn relieve the pressure on bank profitability. However, the outstanding feature of the period as a whole was the seemingly relentless upward surge in technology stocks. In the “networks” (social, retail, search, etc.) segment of the market some of these performances have a whiff of speculation about them, but for the larger more established companies in the U.S., Europe and China, they represent the genuine creation of very tangible value by business models that were given little credence only a very few years ago. In the hardware and materials subsectors the rise is equally supported, but in this case by the shift to more ordered and potentially less cyclical markets that are a product of a significant consolidation since the 2008 financial crisis. While they were also lifted by the tide, more defensive sectors (telecoms, utilities, consumer staples) lagged the Index.

Give or take a few blips around the other notable political events during 2017, this post U.S. election bounce set the trajectory for broadly the same pattern of market performance through the rest of the review period. On the positive side was the April/May French presidential election in which reformist Emmanuel Macron beat far right candidate Marine Le Pen to restore confidence in the political stability of the European Union (EU). On the negative were rising tensions between the U.S. and North Korea, the painfully slow progress of the UK’s negotiations to leave the EU and an inconclusive German general election toward the end of the period.

Underpinning the gains in all markets was a steady flow of positive macro and micro data, particularly in Europe, which was the strongest of the major index regions. In all areas, growth has been well established and inflationary pressures have been benign. At a corporate level, each earnings season saw, on balance, positive surprises, with companies guiding to better full year outcomes, and confidence indicators reaching post financial crisis highs.

PERFORMANCE REVIEW

The Fund outperformed the benchmark over the period. At an aggregate level the main positive drivers were strong stock selection in Europe and Japan, and particularly within the industrials, telecom services and utilities sectors. The main negative was weak stock selection within the consumer discretionary, energy and health care sectors. The underweight positions in financials and materials were also a drag on performance, but the effect was largely offset by positive stock selection within the sectors. At an individual stock level the top positive contributions were made by:

1. ASML (semiconductor manufacturing equipment, Netherlands) is the dominant supplier of lithography equipment to the global semiconductor manufacturing industry. Its stock rose strongly through the year, but particularly following its Q2 2017 earnings announcement, as the market became more comfortable with developments that are key to our investment thesis. First is evidence of a broad uptick in the global semiconductor cycle driven by new applications such as cloud and AI, which both have a significantly higher requirement for memory. Second is evidence from both ASML and its customers of an inflection point for the company’s new generation EUV (extreme ultraviolet) technology. It is clear that ASML’s tools now meet all the performance metrics for insertion of EUV into high volume manufacturing. In addition to this there is growing evidence that an emerging Chinese market opportunity exists—a source of new demand which could mean less EUV cannibalization of the non-EUV tools that ASML continues to produce. While consistent with our thesis, these developments give greater visibility to the case, and mean that the more bullish scenario outlined by the company in October 2016 is more likely to play out. As a result we still see considerable further upside to intrinsic value.

2. Elis (contract linen and hygiene services, France) is Europe’s leading supplier of linen rental and cleaning services to hotels, restaurants, hospitals, etc., and additional hygiene and sanitary services. The Elis holding was acquired in the company’s early 2015 initial public offering (IPO). Since then the group has steadily expanded through targeted and controlled acquisitions that have both consolidated positions in existing European and Latin American markets, and opened up new ones. Its success is predicated on finding the right targets, on integrating them into its infrastructure quickly, and on seizing opportunities to increase efficiencies. Elis typically achieves this by cross-selling multiple group services to locations where it already has a toehold with one. In June $5 billion market cap Elis had a $2.9 billion bid accepted by Berendsen, a UK textile cleaning group. As its largest acquisition to date, the move propels Elis well up the ranking of players in the UK market and opens up significant further cross-selling and margin expansion opportunities. While the stock appreciated strongly on the back of the Berendsen news, we see significant further upside, and remain holders of Elis.

While failing to fully offset these and other positives, two holdings made notable negative contributions to performance:

1. Teva (generic and branded pharmaceuticals, Israel) was acquired for the Fund in Q3 2016. The stock had already been weak in the aftermath of Teva’s acquisition of generic drug rival Actavis earlier in the year. Teva was broadly perceived to have paid too much for Actavis, and had taken on debt to do so. Added to this was a looming patent expiry for branded drug Copaxone (MS treatment) that accounted for 30% of Teva’s group cash generation, and an apparent lack of credible pipeline drugs to offset the blow. We had a more bullish view on both the drop off in Copaxone revenues, and the quality of the drugs under development. Furthermore, and the key driver of our case, was the prodigious cash generation engine that was Teva’s global (and particularly U.S.) generic drug business. While expensive, the logic of the Actavis acquisition was to help that U.S. business offset the impact of annual price erosion and maintain cash flow at levels that could both pay down debt and fund future research and development (R&D). Post buying Teva these

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

concerns (and new ones like the loss of its CEO with no apparent successor) weighed further on the stock and it underperformed. Based on our long-term thesis we retained the position. However, in Q3 the company announced results that showed a significant cash generation shortfall relative to expectations. The reason was an apparent change of policy by the SEC with respect to the approval of new generic drugs versus rivals to existing generic drugs. We believe the mix change is detrimental to Teva’s capacity to generate cash from its generic business at levels that supported our investment case. Although the position has lost the Fund money, we concluded that our investment case was broken and sold out of the holding.

2. Japan Tobacco (“JT”) (cigarette manufacturer, Japan) fell over the period on news relating to a domestic cigarette market in which it has the largest share. JT saw both delays and then production problems around the launch of “Ploom TECH,” its response to Philip Morris’s (PMI) iQos heat-not-burn alternative cigarette technology. While Ploom TECH was launched across the Tokyo area in June (to positive reviews), each delay has given PMI more time as the only player to establish users and chew into JT’s market share. Based on two aspects of our longer-term thesis, we used the weakest periods of price performance to add to the Fund’s holding in JT. The first is that while there is a lot of current noise about alternative tobacco delivery technologies, we believe they will quickly “commoditize” to leave brand as the key driver of sales and market share; this plays to JT’s strength in its domestic market. Second, thanks to its use of liquid tobacco rather than leaf, Ploom TECH is set to attract a much lower level of tax on sales in Japan than iQos, and is potentially much more profitable than cigarettes if sold at a similar price point. We remain holders.

FUND ACTIVITY

Given the seemingly rich valuation of markets and the prevailing environment of relatively high volatility, the Fund started the period under review with relatively defensive positioning. This was the by-product of a stock level focus (established as early as 2014/15) on buying business models with longer-duration, more visible future cash flow generation profiles. Industrial companies constituted the biggest overweight, but few of the holdings were traditional deep cyclical manufacturers. The exposure was instead tilted toward long contract industrial service names like Elis (contract supplier of linen to hospitality trade, France) and Fujitec (elevator manufacturing and contract maintenance, Japan), and “utility-like” companies such as Vinci (contractor and toll road operator, France). This exposure has remained broadly unchanged over the period and these stocks are still in the Fund.

The main changes to positioning occurred in the wake of the Trump victory in the U.S. elections. Cyclical sectors led and defensive sectors lagged a broad market rise. Unlike many competitors we used the sharp recovery in banks not to raise exposure, but to take profit. The effect was to further reduce the Fund’s underweight position in financials. Our belief is that regulatory headwinds and sub-normal interest rates will continue to challenge bank profitability for some time to come. We also took profit from or sold a number of industrial sector holdings on their strong performance. This activity was biased toward Japanese names that even before the bounce had made strong positive contributions through 2016. The sales reduced the Fund’s neutral weighting in Japan to underweight.

Consistent with the improving macro environment, but driven wholly by stock level considerations, the proceeds of these sales were largely used to add (or add to) holdings in Europe, and particularly a few larger cap companies.

The historically significant tilt of the Fund away from mega/large cap in favor of mid and smaller cap names is not because we believe large companies are inherently bad. The reason is that further down the size spectrum we tend to find less complex companies that we can value with more confidence, and where our view will be one of a few, rather than one of hundreds. Pricing anomalies that we can exploit are therefore more likely. Following the U.S. election several larger cap, more defensive growth companies that were either in the Fund or had been on our watch lists didn’t just underperform, but declined. These moves brought them back in to compelling territory and we used opportunity to buy Danone (dairy food and beverages, France) and add significantly to Anheuser-Busch Inbev (brewing, Belgium). As a result, the position in consumer staples moved from underweight at the start of the review year to overweight by early 2017. This, and the appreciation of several smaller cap names that moved them into mid cap space, meant the Fund held a lower than usual weighting to small cap through most of the period.

At a sector and region level the position described above remained relatively consistent through to the end of the period.

MARKET OUTLOOK AND STRATEGY

Globally economic growth has good momentum and, aside from the recent events in Spain and the vagaries of the ongoing Brexit process, Europe’s political landscape is looking more stable than at any point since the 2008 financial crisis. This environment should prove at least supportive, and potentially even positive for markets. However, we are several years into an international equity bull market, and with the implied risk premia of many asset classes at very low levels, we believe asset valuations offer considerably less support than in the past. While this latter position suggests that a prudent investor might proceed with some caution, we are actually seeing some evidence of corporate and investor euphoria—a higher level of IPOs, an increase in mergers and acquisitions (M&A), and the relentless upward progression of markets with minimal volatility.

Moreover, if the current economic momentum is maintained and inflation rises further, we believe central banks will be forced into a monetary policy reaction. U.S. Federal Reserve interest rate hikes will likely continue in earnest and the European Central Bank (presiding over the developed region with the strongest current momentum) will have no choice but to follow. Although rates beginning to rise from very low levels will underpin the case that struggling economies are back on a solid footing (and will be welcomed by many), the policy shift also raises risks. We believe central banks getting it “perfectly right” is unlikely, and market setbacks are possible.

Despite the challenges presented by market conditions so far in 2017—from a bottom up perspective attractively valued stocks have been getting harder to find—we remain enthusiastic about the companies we hold in the Fund.

More recently we have noticed a change—an increased level of volatility and a fall in the correlation between stocks in the market. For our investment approach based on a multi-year investment horizon this type of environment, if sustained, is likely to start yielding rather more opportunities (both on the sell and buy side), and is to be welcomed. As is typical, the common thread running through the list of holdings is an ability to deliver long-term growth in cash flows at a price

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

substantially below our assessment of intrinsic value. In a world driven by ETFs and short termism we continue to believe that the Fund will generate superior long-term returns.

The Fund remains highly active (active share – the percentage of holdings in the Fund that differ from the benchmark index – remains close to 90%) with a more defensive bias than in the past as the weight (in particular) in consumer staples has moved from a significant underweight in 2016 to an overweight position. In periods of more limited upside our focus on intrinsic value remains central to the process but the downside protection and stability of the business model becomes even more important. The impact of stock level shifts toward the end of 2016 and so far in 2017 has been to increase further an already significant underweight in financials, to reduce sizeable overweight positions in industrials and technology, to move from a significant underweight in consumer staples to overweight, and to increase the existing overweight in consumer discretionary stocks. These positions have been maintained so far in 2017.

The views expressed represent the opinions of Pictet Asset Management Limited, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Pictet International Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Pictet International Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Pictet International Fund’s Class N shares on April 14, 2014, to a $10,000 investment made in the MSCI EAFE Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Pictet International Fund and the MSCI EAFE Index for the same time periods ended October 31, 2017.

	One	Since	Inception
Average Annual Total Returns [1]	Year	Inception	Date
AMG Managers Pictet International Fund[2,3,4,5,6,7]
Class N	24.30%	5.59%	04/14/14
Class I	24.55%	5.91%	04/14/14
Class Z	—	1.67%	09/29/17
MSCI EAFE Index8, [9]	23.44%	4.40%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
[4]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[5]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[6]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[7]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[8]	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment and does not incur expenses.
[9]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Pictet International Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Consumer Discretionary	20.1
Industrials	16.5
Financials	14.2
Consumer Staples	13.9
Health Care	10.1
Telecommunication Services	7.4
Information Technology	6.1
Energy	5.2
Materials	3.0
Utilities	1.1
Real Estate	1.0
Other Assets Less Liabilities	1.4

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Anheuser-Busch InBev SA/NV	3.7
SoftBank Group Corp.	3.0
Royal Dutch Shell PLC, Class B	2.5
Japan Tobacco, Inc.	2.5
ASML Holding NV	2.4
Nestle SA	2.4
GlaxoSmithKline PLC	2.4
LivaNova PLC	2.4
Hyundai Mobis	2.4
Orpea	2.3

Top Ten as a Group	26.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Pictet International Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 98.6%
Consumer Discretionary – 20.1%
ABC-Mart, Inc. (Japan)	530,100	$26,739,824
Bandai Namco Holdings, Inc. (Japan)	875,700	30,008,527
Cie Financiere Richemont SA (Switzerland)	293,390	27,046,532
CyberAgent, Inc. (Japan)	638,200	19,764,889
Dignity PLC (United Kingdom)	736,302	23,694,895
EI Group PLC (United Kingdom)*	1,691,496	3,021,612
Gestamp Automocion SA (Spain)*,1	5,192,253	34,474,702
Hyundai Mobis (South Korea)	199,344	47,418,375
Informa PLC (United Kingdom)	4,262,033	39,449,994
JD.com, Inc., ADR (China)*	1,072,330	40,233,821
Loen Entertainment, Inc. (South Korea)	129,880	12,346,338
Matas A/S (Denmark)	704,928	7,893,675
MGM China Holdings, Ltd. (Macau)[2]	15,753,600	35,538,630
NGK Spark Plug Co., Ltd. (Japan)	1,093,200	24,948,058
REA Group, Ltd. (Australia)	300,834	16,679,671
Vivendi SA (France)	747,704	18,566,831
Total Consumer Discretionary		407,826,374
Consumer Staples – 13.9%
Anheuser-Busch InBev SA/NV (Belgium)	613,963	75,284,875
Asahi Group Holdings, Ltd. (Japan)	815,500	37,234,428
cocokara fine, Inc. (Japan)	314,400	17,529,053
Danone SA (France)	359,481	29,380,792
Japan Tobacco, Inc. (Japan)	1,492,200	49,392,121
Nestle SA (Switzerland)	582,166	48,982,594
Ontex Group NV (Belgium)[2]	645,443	22,701,928
Total Consumer Staples		280,505,791
Energy – 5.2%
Inpex Corp. (Japan)	2,879,400	30,830,286
Oil Search, Ltd. (Australia)	1,794,815	10,173,710
Royal Dutch Shell PLC, Class A (Netherlands)	75,261	2,369,191
Royal Dutch Shell PLC, Class B (Netherlands)	1,582,920	50,965,533
Z Energy, Ltd. (New Zealand)	2,327,572	11,739,612
Total Energy		106,078,332
Financials – 14.2%
Ageas (Belgium)	587,001	28,466,681
Banco Bilbao Vizcaya Argentaria SA (Spain)	5,364,173	46,906,877
BPER Banca (Italy)[2]	3,994,966	19,446,621
Cerved Information Solutions SpA (Italy)	892,366	11,476,507
Mizrahi Tefahot Bank, Ltd. (Israel)[2]	947,196	17,100,070
Moscow Exchange MICEX-RTS PJSC (Russia)	10,273,857	20,718,174

	Shares	Value
Prudential PLC (United Kingdom)	1,632,893	$40,079,814
Saga PLC (United Kingdom)	2,902,023	7,365,580
Sompo Holdings, Inc. (Japan)	938,700	37,731,269
Standard Chartered PLC (United Kingdom)*	3,500,717	34,866,580
UBS Group AG (Switzerland)	1,336,335	22,735,210
Total Financials		286,893,383
Health Care – 10.1%
GlaxoSmithKline PLC (United Kingdom)	2,711,820	48,669,780
Grifols SA, ADR (Spain)	1,146,632	27,117,847
LivaNova PLC (United Kingdom)*,2	650,962	48,106,092
Miraca Holdings, Inc. (Japan)	402,200	18,713,160
Orpea (France)	393,456	47,139,523
Primary Health Care, Ltd. (Australia)	5,327,337	13,963,095
Total Health Care		203,709,497
Industrials – 16.5%
BBA Aviation PLC (United Kingdom)	8,674,745	36,647,557
Bollore SA (France)	6,113,245	29,530,595
Bollore SA-New (France)*,2	29,777	141,171
CK Hutchison Holdings, Ltd. (Hong Kong)	3,705,248	47,063,011
DSV A/S (Denmark)	295,079	22,817,254
Elis SA (France)[2]	1,426,554	37,193,366
Fujitec Co., Ltd. (Japan)	920,700	13,705,577
Jardine Strategic Holdings, Ltd. (Hong Kong)	663,976	27,850,554
Obrascon Huarte Lain SA (Spain)*	2,530,820	14,192,184
Safran SA (France)	366,946	38,647,612
SEEK, Ltd. (Australia)	1,579,015	22,234,745
Vinci SA (France)	453,231	44,406,503
Total Industrials		334,430,129
Information Technology – 6.1%
ASML Holding NV (Netherlands)	273,105	49,276,171
Computershare, Ltd. (Australia)	2,207,257	26,386,779
Nokia OYJ (Finland)	4,703,165	23,129,795
Siltronic AG (Germany)*	170,000	25,372,110
Total Information Technology		124,164,855
Materials – 3.0%
KAZ Minerals PLC (United Kingdom)*	1,321,812	14,272,155
Koninklijke DSM NV (Netherlands)	242,248	20,668,036
Linde AG (Germany)*	118,820	25,598,452
Total Materials		60,538,643
Real Estate – 1.0%
Merlin Properties Socimi SA, REIT (Spain)	1,532,163	20,230,859

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services – 7.4%
Inmarsat PLC (United Kingdom)	4,935,117	$40,707,220
Millicom International Cellular SA, SDR (Luxembourg)	303,928	19,436,169
PCCW, Ltd. (Hong Kong)	50,783,309	28,000,062
SoftBank Group Corp. (Japan)	686,700	60,856,860
Total Telecommunication Services		149,000,311
Utilities – 1.1%
Rubis SCA (France)	352,471	22,118,477
Total Common Stocks (Cost $1,679,606,807)		1,995,496,651

	Principal
	Amount
Short-Term Investments – 2.3%
Repurchase Agreements – 1.4%[3]
Citigroup Global Markets, Inc., dated 10/31/17, due 11/01/17, 1.070% total to be received $6,740,633 (collateralized by various U.S. Government Agency Obligations, 0.000% – 11.500%, 11/01/17 - 09/09/49, totaling $6,875,241)	$6,740,433	6,740,433
HSBC Securities USA, Inc. dated 10/31/17, due 11/01/17, 1.040% total to be received $6,740,628 (collateralized by various U.S. Government Agency Obligations, 2.500% – 8.000%, 04/01/22 – 10/01/47, totaling $6,875,274)	6,740,433	6,740,433
Jefferies LLC, dated 10/31/17, due 11/01/17, 1.180% total to be received $6,740,654 (collateralized by various U.S. Government Agency Obligations, 2.750% – 4.000%, 04/01/27 - 10/15/52, totaling $6,875,242)	6,740,433	6,740,433

	Principal
	Amount	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 10/31/17, due 11/01/17, 1.050% total to be received $1,418,270 (collateralized by various U.S. Government Agency Obligations, 2.000% - 2.125%, 03/31/24 – 06/30/24, totaling $1,446,594)	$1,418,229	$1,418,229
Nomura Securities International, Inc., dated 10/31/17, due 11/01/17, 1.060% total to be received $6,740,631 (collateralized by various U.S. Government Agency Obligations, 0.000% - 6.250%, 11/30/17 – 09/09/49, totaling $6,875,242)	6,740,433	6,740,433
Total Repurchase Agreements		28,379,961

	Shares
Other Investment Companies – 0.9%
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.93%[4]	17,580,122	17,580,122
Total Short-Term Investments (Cost $45,960,083)		45,960,083
Total Investments – 100.9% (Cost $1,725,566,890)		2,041,456,734
Other Assets, less Liabilities – (0.9)%		(17,979,489)
Net Assets – 100.0%		$2,023,477,245

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2017, the value of these securities amounted to $34,474,702 or 1.7% of net assets.
[2]	Some or all of these securities, amounting to $26,905,926 or 1.3% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Sponsored Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$161,189,743	$246,636,631	—	$407,826,374
Industrials	141,171	334,288,958	—	334,430,129
Financials	7,365,580	279,527,803	—	286,893,383
Consumer Staples	22,701,928	257,803,863	—	280,505,791
Health Care	75,223,939	128,485,558	—	203,709,497
Telecommunication Services	—	149,000,311	—	149,000,311
Information Technology	—	124,164,855	—	124,164,855
Energy	—	106,078,332	—	106,078,332
Materials	25,598,452	34,940,191	—	60,538,643
Utilities	—	22,118,477	—	22,118,477
Real Estate	—	20,230,859	—	20,230,859
Short-Term Investments
Repurchase Agreements	—	28,379,961	—	28,379,961
Other Investment Companies	17,580,122	—	—	17,580,122

Total Investments in Securities	$309,800,935	$1,731,655,799	—	$2,041,456,734

As of October 31, 2017, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	$22,018,451	$(32,610,832)	$32,610,832	$(22,018,451)

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

% of Long-Term
Country	Investments
Australia	4.5%
Belgium	6.3%
China	2.0%
Denmark	1.5%
Finland	1.2%
France	13.4%
Germany	2.5%
Hong Kong	5.2%
Israel	0.9%
Italy	1.5%
Japan	18.4%

% of Long-Term
Country	Investments
Luxembourg	1.0%
Macau	1.8%
Netherlands	6.2%
New Zealand	0.6%
Russia	1.0%
South Korea	3.0%
Spain	7.2%
Switzerland	4.9%
United Kingdom	16.9%

100.0%

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ending October 31, 2017, the AMG Managers Value Partners Asia Dividend Fund (the “Fund”) Class N shares gained 29.71%, while the MSCI AC Asia ex-Japan Index (the “Index”) gained 30.45%.

MARKET REVIEW

The Asia ex-Japan market rallied strongly on the recovery of external demand and solid corporate earnings in the year under review, with the MSCI AC Asia ex-Japan Index gaining 30.4%.

The Hong Kong and China stock markets rallied during the year on favorable capital flows and upbeat first-half corporate earnings—the earnings per share (EPS) of the MSCI China Index increased 14% year-on-year in the third quarter,1 one of the highest increases in global emerging markets. Southbound capital flows remained sanguine, partly due to robust offshore investment demand and the A-H premium, which stood at 39% as of October 27, 2017.2 As a result, in the first half of 2017, an average RMB1.3 billion of southbound capital flowed into Hong Kong daily, accounting for about 13% of the turnover on the Hong Kong stock market.

Previously, foreign exchange controls made it difficult for mainland Chinese investors to diversify their investments overseas. That said, the southbound flow through the Stock Connect program has become a key channel for mainland investors such as insurance companies to invest in offshore assets. We believe the southbound flow will continue and will support offshore China equities, since mainland investors are more familiar with the companies there and offshore China markets are trading at a discount to the onshore A-share market.

In terms of capital inflows from overseas, foreign investment allocations to China remain subdued as foreign investors are still wary of the China stock market and tend to overplay the risks of a hard landing by the Chinese economy. However, as China’s economy maintains a healthy growth momentum and policy continues to focus on deleveraging the Chinese financial system, we expect foreign investors to attach greater importance to the China market, which would be favorable for China stocks in the long run.

The 19th Party Congress – which took place in October – was the most watched event in China this year. The Congress not only saw a reshuffling of China’s senior leadership but also marked the start of China’s new political and economic cycle.

President Xi was made the paramount leader of China, while “Xi Jinping’s Thought on Socialism with Chinese Characteristics for a New Era” was formally enshrined in the Party’s Constitution, cementing Xi’s status as one of China’s most powerful leaders since Mao Zedong. Although there was no mention of quantitative targets, Xi’s new ideology made it clear that China is transitioning from rapid growth to high- quality development.

In South Korea, the benchmark KOSPI continued its positive momentum in 2017 and advanced to a record high later in the year, driven by foreign fund inflows fueled by the strongest upward earnings revisions in the region. Year to date as of the third quarter, Korea is the second best-performing market in Asia ex-Japan with a 47% gain (in USD). Despite the strong performance, we believe Korea is still the most undervalued market in the region with a substantial discount.

On the macro front, South Korea’s economic recovery remains intact, with the government still forecasting gross domestic product (GDP) growth of a healthy 3% this year.3 The guidance is supported by the Nikkei South Korea Manufacturing Purchasing Managers’ Index (PMI), which entered expansionary territory for the first time in 11 months in June 2017.4 Export growth also remained strong, with the September reading surging 35% year-on-year, marking the longest expansionary streak since 2011.5 Meanwhile, the ouster of South Korean President Park Geun-hye removed a major source of uncertainty for Asia’s fourth-largest economy.

Taiwan’s stocks had a solid start in 2017 underpinned by net buying from both foreign and domestic investors. Together with Taiwan’s ongoing economic recovery and market expectations on significant specification upgrades in upcoming new smart devices, Taiwanese stocks were sent higher and reached a five-year high.

On the macro front, economic data suggested continued recovery driven by robust external demand, especially in electronics products this year. The technology hardware sector was the bright spot of the stock market as it has broad exposure to the complete hardware value chain, from basic components such as printed circuit board (PCB) to core components such as integrated circuit (IC) chips. Many companies in this sector are competitive in the global market with their own intellectual properties and growing, dominating market shares. These companies are key beneficiaries in an IT-intensive economy brought about by Internet of Things, cloud computing, wearable technologies and autonomous driving.

FUND PERFORMANCE REVIEW

The top performing sector was technology. Among technology names, the Fund’s holding in the largest South Korean technology hardware company was the top contributor thanks to its strong earnings. The company’s third quarter operating profit surged to a new quarterly record high. Its leading position in memory chips and organic light-emitting diode (OLED) panels also continued to add strength to its earnings, while its outlook remains positive given robust demand for smart devices. The share prices of our holdings in a Chinese optical fiber company appreciated during the third quarter on strong first-half 2017 results that were underscored by a stronger-than-expected improvement in margins. The company gave positive guidance on its earnings outlook given the tight supply of optical fiber in China and the leading industry position that it has attained with its integrated business model.

In real estate, the Fund’s key holding in a Chinese developer was another top performance contributor. The company announced strong contract sales in the first half of 2017 and has revised its sales target upward for 2017 by 50% (from RMB100 billion to RMB150 billion). Gross margin and profit both jumped, while recurring income—a key driver for boosting earnings and achieving stable cash flows—was up 29% year-on-year in the first half of 2017. The company also declared its first-ever interim dividend of RMB0.2 per share, reaffirming it as a high-conviction stock for our dividend strategy.

Thus far, 2017 has been a constructive year for Asia ex Japan equities driven by the strongest earnings upward revision in 6 years. In particular, companies with strong earnings growth in the information technology sector surged remarkably in the first half and were the key performance contributors for the Index. However, these companies were deemed challenging for dividend investors as they are generally trading at high multiples and pay almost zero dividend. We view these as unfit dividend plays, and the Fund’s underweight to the technology sector was the largest detractor from relative performance and among the key reasons for the Fund’s modest performance gap year-to-date. However, with the market’s keen interest in internet stocks, many sectors are left under appreciated, which created compelling investment opportunities. In the first half of the year three of our holdings in the consumer

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

sector were privatized, which showed that private equities funds were also capturing these undervalued opportunities. Stock selection within the consumer discretionary sector was a detractor from relative performance, thanks to a position in a Chinese designer and manufacturer of consumer electronics. Stock selection within the energy sector also detracted from performance, particularly due to positioning in a Chinese oil and gas company.

OUTLOOK

Although the growth momentum may moderate in Asia ex-Japan markets, the outlook for the region remains positive as supported by stable external demand recovery and solid corporate earnings. In particular, we remain positive on North Asia, such as South Korea and Greater China equities despite the 40%-plus rally so far this year. We expect the region’s earnings growth (21.9% forecasted in October versus 13.2% in January6) will continue to be the fundamental driver. This, together with continued strength in cash flow generation should be supportive for dividend growth within the region. Although the 12-month forward price-to-earnings (P/E) ratio of the MSCI Asia ex Japan index has normalized to 13.1 times,6 it is still trading at an attractive level relative to developed markets and most emerging countries.

[1]	Bloomberg, MSCI.
[2]	Bloomberg.
[3]	The World bank.
[4]	Nikkei.
[5]	The World bank.
[6]	FactSet, I/B/E/S, MSCI.

The views expressed represent the opinions of Value Partners Hong Kong Limited, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Value Partners Asia Dividend Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Value Partners Asia Dividend Fund’s Class N shares on December 16, 2015, to a $10,000 investment made in the MSCI All Country Asia Ex-Japan Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Value Partners Asia Dividend Fund and the MSCI All Country Asia Ex-Japan Index for the same time periods ended October 31, 2017.

	One	Since	Inception
Average Annual Total Returns [1]	Year	Inception	Date
AMG Managers Value Partners Asia Dividend Fund2, [3,4,5,6,7,8,9,10,11,12]
Class N	29.71%	19.91%	12/16/15
Class I	29.79%	20.07%	12/16/15
MSCI All Country Asia Ex-Japan Index13, [14]	30.45%	22.49%	12/16/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[3]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 90 days.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[6]	High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.
[7]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[8]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
[9]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[10]	The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.
[11]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.
[12]	The Fund invests in value stocks, which may perform

AMG Managers Value Partners Asia Dividend Fund

Portfolio Manager’s Comments (continued)

differently from the market as a whole and may be undervalued by the market for a long period of time.
[13]	The MSCI All Country Asia ex-Japan Index captures large-and mid-cap representation across 2 of 3 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in Asia. The developed market country indices included are: Hong Kong and Singapore. The emerging market country indices included are: China, India, Indonesia, Korea, Malaysia,
Pakistan, the Philippines, Taiwan and Thailand. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI All Country Asia ex-Japan Index is unmanaged, is not available for investment and does not incur expenses.
[14]	All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Value Partners Asia Dividend Fund	October 31, 2017

Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	19.3
Financials	17.8
Real Estate	16.6
Industrials	15.7
Consumer Discretionary	11.8
Utilities	4.1
Energy	2.9
Telecommunication Services	2.8
Consumer Staples	2.3
Materials	0.9
Health Care	0.2
Other Assets Less Liabilities	5.6

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Samsung Electronics Co., Ltd.	8.6
China Construction Bank Corp., Class H	5.7
Longfor Properties Co., Ltd.	3.9
KB Financial Group, Inc.	2.8
PetroChina Co., Ltd., Class H	2.6
Ping An Insurance Group Co. of China, Ltd., Class H	2.5
China Resources Power Holdings Co., Ltd.	2.4
Far East Horizon, Ltd.	2.2
SITC International Holdings Co., Ltd.	2.2
Far East Consortium International, Ltd.	2.1

Top Ten as a Group	35.0

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Value Partners Asia Dividend Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 82.1%
Consumer Discretionary – 9.8%
Asian Pay Television Trust (Singapore)	98,900	$42,093
Basso Industry Corp. (Taiwan)	25,000	69,108
China Lilang, Ltd. (China)	185,000	144,033
Chongqing Changan Automobile Co., Ltd., Class B (China)	87,963	115,121
Chow Sang Sang Holdings International, Ltd. (Hong Kong)	28,000	61,066
EGL Holdings Co., Ltd. (Hong Kong)	74,000	12,722
Fila Korea, Ltd. (South Korea)	974	58,861
Hotel Shilla Co., Ltd. (South Korea)	589	41,211
Jinmao Hotel and Jinmao China Hotel
Investments and Management, Ltd. (Hong Kong)	78,500	49,104
Kang Yong Electric PCL (Thailand)	1,500	21,403
Mitra Pinasthika Mustika (Indonesia)	748,200	59,856
Nameson Holdings, Ltd. (Hong Kong)	184,000	54,045
Nasmedia Co., Ltd. (South Korea)	1,063	59,073
Skyworth Digital Holdings, Ltd. (Hong Kong)	223,225	102,799
Taiwan Sakura Corp. (Taiwan)	54,000	69,893
Wonderful Sky Financial Group Holdings, Ltd. (Hong Kong)	214,000	52,416
Xtep International Holdings, Ltd. (China)	47,500	15,719
Total Consumer Discretionary		1,028,523
Consumer Staples – 2.3%
Convenience Retail Asia, Ltd. (Hong Kong)	92,000	42,561
E-MART, Inc. (South Korea)	416	83,274
Hengan International Group Co., Ltd. (China)	8,500	83,822
Springland International Holdings, Ltd. (China)	47,000	8,615
Ultrajaya Milk Industry & Trading Co. (Indonesia)	220,400	21,207
Total Consumer Staples		239,479
Energy – 2.9%
PetroChina Co., Ltd., Class H (China)	418,000	273,246
Pryce Corp. (Philippines)*	222,500	28,109
Total Energy		301,355
Financials – 17.8%
Bangkok Bank PCL (Thailand)	5,400	31,372
Bank Pan Indonesia (Indonesia)*	263,800	21,208
BOC Hong Kong Holdings, Ltd. (Hong Kong)	19,500	92,921
China Construction Bank Corp., Class H (China)	672,000	600,577
Chongqing Rural Commercial Bank Co., Ltd., Class H (China)	119,000	80,896
CIMB Group Holdings (Malaysia)	17,716	25,694
Dongbu Insurance Co., Ltd. (South Korea)	1,181	74,352

	Shares	Value
Far East Horizon, Ltd. (Hong Kong)	236,000	$234,517
KB Financial Group, Inc. (South Korea)	5,698	297,916
Metropolitan Bank & Trust Co. (Philippines)	28,950	48,580
Oi Wah Pawnshop Credit Holdings, Ltd. (Hong Kong)	227,049	12,089
Panin Financial (Indonesia)*	5,172,600	90,008
Ping An Insurance Group Co. of China, Ltd., Class H (China)	29,000	254,851
Total Financials		1,864,981
Health Care – 0.2%
SSY Group, Ltd. (Hong Kong)	54,000	25,686
Industrials – 14.1%
Acset Indonusa (Indonesia)	129,900	28,255
BOC Aviation, Ltd. (Singapore)[1]	25,100	134,984
CB Industrial Product Holding (Malaysia)	36,500	16,649
China Communications Construction Co., Ltd., Class H (China)	44,000	53,442
China Machinery Engineering Corp., Class H (China)	83,000	50,888
China State Construction International Holdings, Ltd. (Hong Kong)	82,000	115,215
CRRC Corp., Ltd., Class H (China)	61,000	60,189
FSE Engineering Holdings, Ltd. (Hong Kong)	159,000	52,210
Haitian International Holdings, Ltd. (China)	28,000	83,848
Kerry TJ Logistics Co., Ltd. (Taiwan)	22,000	26,662
Pembangunan Perumahan Persero (Indonesia)	216,400	45,492
Qingdao Port International Co., Ltd., Class H (China)[1]	286,000	202,185
SITC International Holdings Co., Ltd. (Hong Kong)	236,000	227,637
TK Group Holdings, Ltd. (Hong Kong)	212,000	104,644
Total Bangun Persada (Indonesia)	369,700	19,627
TURVO International Co., Ltd. (Taiwan)	15,000	60,001
Waskita Karya Persero (Indonesia)	320,300	50,070
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (China)	109,160	138,359
Total Industrials		1,470,357
Information Technology – 10.7%
Accton Technology Corp. (Taiwan)	10,000	32,244
Advanced Semiconductor Engineering, Inc. (Taiwan)	14,343	17,340
Amotech Co., Ltd. (South Korea)*	1,205	40,831
BH Co., Ltd. (South Korea)*	3,676	71,817
Chilisin Electronics Corp. (Taiwan)	10,108	34,549
ChipMOS TECHNOLOGIES, INC. (Taiwan)	27,000	26,930
FLEXium Interconnect, Inc. (Taiwan)	23,148	88,756

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology – 10.7% (continued)
Goldpac Group, Ltd. (China)	169,000	$51,387
Hyundai Robotics Co., Ltd. (South Korea)*	40	16,142
Inventec Corp. (Taiwan)	59,000	45,850
King Yuan Electronics Co., Ltd. (Taiwan)	113,000	119,840
Primax Electronics, Ltd. (Taiwan)	16,000	41,546
Quanta Computer, Inc. (Taiwan)	17,000	40,049
Silicon Motion Technology Corp., ADR (Taiwan)[2]	1,183	57,281
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	23,000	185,939
Transtech Optelecom Science Holdings, Ltd. (Hong Kong)*	196,000	89,943
Yangtze Optical Fibre and Cable Joint Stock Co., Ltd., Class H (China)[1]	42,500	158,336
Total Information Technology		1,118,780
Materials – 0.9%
EcoGreen International Group, Ltd. (Hong Kong)	124,000	25,114
Hyundai Steel Co. (South Korea)	253	13,003
Lee & Man Chemical Co., Ltd. (Hong Kong)	106,000	59,181
Total Materials		97,298
Real Estate – 16.5%
AIMS AMP Capital Industrial, REIT (Singapore)	40,200	42,615
AP Thailand PCL (Thailand)	304,700	81,659
Bekasi Fajar Industrial Estate (Indonesia)	1,365,000	28,583
CapitaLand Retail China Trust, REIT (Singapore)	39,940	48,639
China Overseas Land & Investment, Ltd. (Hong Kong)	14,000	45,458
CIFI Holdings Group Co., Ltd. (China)	258,000	143,838
CK Asset Holdings, Ltd. (Hong Kong)	24,500	201,631
CSI Properties, Ltd. (Hong Kong)	1,710,000	87,755
Far East Consortium International, Ltd. (Hong Kong)	400,179	218,585
Hopefluent Group Holdings, Ltd. (China)	72,000	32,284
Jaya Real Property (Indonesia)	409,300	27,312
Longfor Properties Co., Ltd. (China)	176,000	411,123
Mah Sing Group (Malaysia)	134,500	48,984
Megaworld Corp. (Philippines)	324,000	33,451
Metropolitan Land (Indonesia)	851,300	22,346
Puradelta Lestari (Indonesia)	1,889,900	26,197
SP Setia Group (Malaysia)	31,900	24,640
Supalai PCL (Thailand)	63,600	47,097
Times Property Holdings, Ltd. (China)	84,000	86,771

	Shares	Value
UOA Development (Malaysia)	53,900	$32,466
Viva Industrial Trust (Singapore)	56,100	40,375
Total Real Estate		1,731,809
Telecommunication Services – 2.8%
HKBN, Ltd. (Hong Kong)	84,000	85,291
Indosat (Indonesia)	212,500	94,009
Link Net (Indonesia)	213,400	78,516
SmarTone Telecommunications Holdings, Ltd. (Hong Kong)	28,000	34,862
Total Telecommunication Services		292,678
Utilities – 4.1%
China Jinjiang Environment Holding Co., Ltd. (China)	44,000	26,469
China Power International Development, Ltd. (Hong Kong)	82,000	26,071
China Resources Power Holdings Co., Ltd. (Hong Kong)	132,000	253,846
China Tian Lun Gas Holdings, Ltd. (China)	72,000	52,052
Cikarang Listrindo (Indonesia)[1]	364,000	29,388
Datang International Power Generation Co., Ltd., Class H (China)*	110,000	37,095
Total Utilities		424,921
Total Common Stocks (Cost $7,428,085)		8,595,867
Preferred Stock – 8.6%
Information Technology - 8.6%
Samsung Electronics Co., Ltd. (South Korea)	447	895,272
Total Preferred Stock (Cost $572,362)		895,272
Participation Notes – 3.6%
Consumer Discretionary – 2.0%
Midea Group Co., Ltd. (HSBC Bank) (China)	26,700	205,583
Industrials – 1.6%
Huayu Automotive Systems Co., Ltd. (China)	44,700	171,518
Total Participation Notes (Cost $218,515)		377,101
Warrants – 0.1%
Energy – 0.0%
Ezion Holdings, Ltd., 04/24/20 (Singapore)* (Cost $0)	18,520	0

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Real Estate – 0.1%
Supalai PCL, 10/20/18 (Thailand)* (Cost $5,535)	15,900	$9,860
Total Warrants (Cost $5,535)		9,860

	Principal
	Amount
Short-Term Investments – 2.1%
Repurchase Agreements – 0.3%[3]
Cantor Fitzgerald Securities, Inc., dated 10/31/17, due 11/01/17, 1.080% total to be received $32,122 (collateralized by various U.S. Government Agency Obligations, 0.000% -10.000%, 12/01/17 - 09/20/67, totaling $32,763)	$32,121	32,121

	Shares	Value
Other Investment Companies – 1.8%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[4]	191,360	$191,360
Total Short-Term Investments (Cost $223,481)		223,481
Total Investments – 96.5% (Cost $8,447,978)		10,101,581
Other Assets, less Liabilities – 3.5%		366,085
Net Assets – 100.0%		$10,467,666

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2017, the value of these securities amounted to $524,893 or 5.0% of net assets.
[2]	Some or all of these securities, amounting to $32,199 or 0.3% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[4]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Value Partners Asia Dividend Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Financials	$90,008	$1,774,973	—	$1,864,981
Real Estate	286,249	1,445,560	—	1,731,809
Industrials	74,544	1,395,813	—	1,470,357
Information Technology	147,224	971,556	—	1,118,780
Consumer Discretionary	224,081	804,442	—	1,028,523
Utilities	107,909	317,012	—	424,921
Energy	—	301,355	—	301,355
Telecommunication Services	172,525	120,153	—	292,678
Consumer Staples	29,822	209,657	—	239,479
Materials	25,114	72,184	—	97,298
Health Care	—	25,686	—	25,686
Preferred Stock
Information Technology	—	895,272	—	895,272
Participation Notes
Consumer Discretionary	—	205,583	—	205,583
Industrials	—	171,518	—	171,518
Warrants	—	9,860	—	9,860
Short-Term Investments
Repurchase Agreements	—	32,121	—	32,121
Other Investment Companies	191,360	—	—	191,360

Total Investments in Securities	$1,348,836	$8,752,745	—	$10,101,581

As of October 31, 2017, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer	Transfer	Transfer	Transfer
	into	out of	into	out of
	Level 1[1]	Level 1[1]	Level 2[1]	Level 2[1]
Assets:
Common Stocks	$249,910	$(165,778)	$165,778	$(249,910)

[1]	An external pricing service is used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. (See Note 1(a) in the Notes to Financial Statements.)

% of Long-Term
Country	Investments
China	35.9%
Hong Kong	24.0%
Indonesia	6.5%
Malaysia	1.5%
Philippines	1.1%

% of Long-Term
Country	Investments
Singapore	3.1%
South Korea	16.7%
Taiwan	9.3%
Thailand	1.9%

100.0%

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2017, the AMG Managers Montag & Caldwell Balanced Fund (the “Fund”) Class N shares returned 10.61%, compared to the 14.16% return for its benchmark, 60% S&P 500® Index/40% Bloomberg Barclays U.S. Government/Credit Bond Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The equity process is primarily bottom up and utilizes a present valuation model in which the current price of the stock is related to the risk adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in growth stocks selling at a discount to estimates of fair value, and at a time when relative earnings per share growth is visible for the intermediate term. The stock portfolio is coupled with a core bond portfolio that aims to maximize total return and minimize volatility.

MARKET ENVIRONMENT

U.S. stock indices experienced strong gains for the twelve months ended October 31, 2017, with a bias toward small cap stocks. The Russell 1000® (large cap) Index was up 23.67%, the Russell Midcap® Index (mid cap) was up 21.09%, and the Russell 2000® Index (small cap) was up 27.85% for the 12 months ended October 31, 2017. There was, however, a significant bias toward growth, particularly in the second half of the 12-month period. For the full 12 months, growth outperformed value in each size segment, with the widest spread in returns between large cap growth and large cap value. The Russell 1000® Growth Index (large cap growth) was up 29.71% vs. a 17.78% return for the Russell 1000® Value Index (large cap value). The performance advantage of growth over value in both the mid cap and small cap areas was also meaningful, though less pronounced than in large cap.

In the bond market, there was a flattening of the Treasury yield curve as yields on short-term bonds rose more than long-term bonds after the Federal Reserve (Fed) raised the target on the Federal Funds rate three times during the period. Yields on longer-term maturities did not rise as much because economic growth is moderate and inflation remains below central bank targets. Risk assets outperformed in the bond market during the period as investors continue to seek out incremental yield and corporate fundamentals improved with a recovery in profits.

PERFORMANCE REVIEW

While the major equity indices all posted solid gains during the 12-month period, there were several notable, some would say violent, underlying rotations that occurred throughout the period. Following the U.S. presidential election, and the surprise victory of Donald Trump as our 45th president, U.S. stocks embarked upon a vigorous rally to close out 2016 while the bond market sold off as yields rose. The equity rally was lopsided, however, with most of the upside coming in small cap, cyclical and value-oriented issues (like financials, energy, materials and industrials) as the biggest perceived beneficiaries of President Trump’s economic agenda which included lower corporate taxes, lighter business regulation and potential domestic infrastructure spending. This return pattern contrasted with that of 2015 when the less cyclical sectors led the markets and the equity portion of the Fund out-performed both the Russell 1000® Growth and the broad market S&P 500 indices. During these initial weeks of the post-election rally, the equity portion of the Fund’s performance lagged the S&P 500 benchmark, which was mostly attributable to adverse stock selection, particularly within financial services, technology, discretionary and industrials, as well as an impact from overweight allocations to staples, health care and technology. The bond portion of the Fund declined less than the Bloomberg Barclays U.S. Government/Credit Index during this period because the duration of the Fund was shorter than the index and a higher weighting was held in corporate bonds, which outperformed.

The post-election market rally continued in the first quarter of 2017 with the S&P 500 tacking on over 6% in total return, on top of its 5% fourth quarter post-election advance. However, there was a notable shift in leadership, particularly after the administration’s initial failure to repeal Obamacare in February. The so-called “Trump stocks” that led the initial advance took a breather and gave way to some of the secular growers within health care, technology and consumer discretionary. The lagging performance of the “Trump stocks,” which persisted well into the third quarter of 2017, seemed to coincide with a pullback in the dollar and bond yields, a sign that investors’ enthusiasm for the timing, if not the substance, of the Trump administration’s pro-growth agenda, and in particular tax reform, started to wane a bit. During this period, the Fund benefited from solid stock selection in technology, health care and financial services versus the S&P 500® Index. The Fund’s overweight allocation to technology and health care and absence from the energy sector also added to relative results versus the S&P 500. Results relative to the S&P 500 were diminished by stock selection in the industrials and discretionary sectors and an overweight allocation to the staples sector. The final few weeks of the period favored small cap and more cyclical areas of the market as investors once again began to anticipate the administration’s pivot away from health care reform to tax reform. In the bond market, the Treasury yield curve flattened during this period as the Fed raised the Fed Funds target, which pressured short-term yields higher, while longer maturity bonds declined slightly in yield since inflation remained muted and U.S. yields were attractive relative to other developed market bond yields, attracting foreign buyers. Lower quality corporate bonds significantly outperformed as investors embraced risk with corporate profitability recovering. The Fund’s fixed income results lagged during this period because the Fund had a shorter duration, with less exposure to longer maturity bonds, and held higher quality corporate bonds than the index.

Finally, while there were several observable style/size shifts over the course of the 12-month period, overall market volatility, as measured by the CBOE Volatility Index (VIX), remained extraordinarily subdued. While the VIX rose briefly in response to the heightened geopolitical tensions in August, it did so from all-time low levels. Beyond that brief blip up, the VIX remained near all-time low levels. Downside market action also remained extremely limited. In fact, the market hasn’t suffered a 3% decline since right before the presidential election, and has not seen a 5% correction since June 2016, the longest such stretch in over 20 years.1 It seems highly unlikely that this relative tranquility can persist for much longer.

OUTLOOK

While valuation and investor sentiment data continue to be red flags for the stock market, volatility remains contained and any significant market weakness is quickly met by buyers of stock. With both the stock and bond markets highly valued and a significant drawdown in share prices long overdue, we are sensitive to any developments that could cause the market to correct. The S&P 500® Index median price-to-earnings ratio is currently 23.1x and is higher than 96% of historical periods.2 The 10-year U.S. Treasury is also highly valued and offers only a 2.3% yield to maturity. For now, a low risk of recession, improving corporate profits, a better global economy, very accommodative policies

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (continued)

by central banks throughout the developed world, a gradual and predictable increase in interest rates by our Fed and the likelihood of fiscal stimulus coming out of Congress are all supportive of the equity market and will likely continue to keep it elevated. Looking ahead in the bond market, continued moderate economic growth and the normalization of the Federal Reserve’s balance sheet are likely to exert upward pressure on Treasury yields. Tax reform proposals are supportive of a modest boost to economic growth if passage is successful. The proposals include a reduction of interest expense deductibility for companies, which could reduce corporate bond issuance. This dynamic, in addition to solid corporate profits, should lead to continued outperformance of corporate bonds versus similar duration Treasury bonds. Given this outlook for higher absolute interest rates and a narrowing of corporate bond spreads, we continue to maintain a shorter duration position in the Fund’s bond portfolio versus the bond index and to favor high quality corporate bonds.

The Fund’s equity holdings are benefiting from improving global economic growth due to their strong brands and entrenched global presence. In addition, they operate from financial strength and, we believe, will be better able to cope with what is likely to be higher interest expense as the Federal

Reserve (the Fed) gradually raises interest rates. Importantly, the Fund’s holdings are reasonably valued based on our work and, with their favorable attributes of global diversification and financial strength, we believe they are well positioned to provide attractive investment returns relative to the market in the period ahead and over the long term.

[1]	Bloomberg.
[2]	FactSet.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2017, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Montag & Caldwell Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The AMG Managers Montag & Caldwell Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in AMG Managers Montag & Caldwell Balanced Fund’s Class N shares on October 31, 2007, to a $10,000 investment made in the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index, S&P 500 Index and Bloomberg Barclays U.S. Government Credit Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Managers Montag & Caldwell Balanced Fund and the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index, S&P 500 Index and Bloomberg Barclays U.S. Government Credit Bond Index for the same time periods ended October 31, 2017.

Average Annual Total Returns[1]	One Year	Five Year	Ten Year
AMG Managers Montag & Caldwell Balanced Fund2, [3,4,5,6]
Class N	10.61%	7.22%	4.98%
Class I	10.70%	7.33%	5.11%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Government Credit Bond Index[7]	14.16%	9.98%	6.85%
S&P 500 Index[7]	23.63%	15.18%	7.51%
Bloomberg Barclays U.S. Government Credit Bond Index[7]	1.05%	2.05%	4.26%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2017. All returns are in U.S. dollars ($).
[2]	To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
[5]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.
[7]	The benchmark is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Government Credit Bond Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Bloomberg Barclays U.S. Government Credit Bond Index is an Index of investment grade government and corporate bonds with a maturity date of more than one year. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Montag & Caldwell Balanced Fund	October 31, 2017
Fund Snapshots (unaudited)

PORTFOLIO BREAKDOWN

% of
Sector	Net Assets
Information Technology	24.4
Corporate Bonds and Notes	19.8
Consumer Staples	18.3
Health Care	9.5
U.S. Government and Agency Obligations	8.7
Consumer Discretionary	7.3
Financials	5.3
Materials	2.0
Industrials	1.9
Other Assets Less Liabilities	2.8

Rating	% of Market Value*
U.S. Government and Agency Obligations	30.4
Aaa	3.4
Aa	33.8
A	32.4

*	Includes market value of fixed-income securities only.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Alphabet, Inc., Class A	3.1
Becton Dickinson & Co.	3.0
Visa, Inc., Class A	2.9
UnitedHealth Group, Inc.	2.8
Mondelez International, Inc., Class A	2.7
Apple, Inc.	2.6
Philip Morris International, Inc.	2.6
Microsoft Corp.	2.6
Dollar Tree, Inc.	2.5
Facebook, Inc., Class A	2.4

Top Ten as a Group	27.2

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Montag & Caldwell Balanced Fund	October 31, 2017

Schedule of Portfolio Investments

	Shares	Value
Common Stocks – 68.7%
Consumer Discretionary – 7.3%
Dollar Tree, Inc. *	5,800	$529,250
The Priceline Group, Inc. *	214	409,159
Starbucks Corp.	9,000	493,560
The TJX Cos., Inc.	2,000	139,600
Total Consumer Discretionary		1,571,569
Consumer Staples – 18.3%
The Coca-Cola Co.	9,200	423,016
The Estee Lauder Cos, Inc., Class A	4,600	514,326
The Kraft Heinz Co.	6,600	510,378
Mondelez International, Inc., Class A	14,000	580,020
Monster Beverage Corp. *	6,800	393,924
PepsiCo, Inc.	4,700	518,081
Philip Morris International, Inc.	5,300	554,592
The Procter & Gamble Co.	4,800	414,432
Total Consumer Staples		3,908,769
Financials – 5.3%
The Charles Schwab Corp.	7,300	327,332
Intercontinental Exchange, Inc.	6,530	431,633
S&P Global, Inc.	2,409	376,936
Total Financials		1,135,901
Health Care – 9.5%
Becton Dickinson & Co.	3,011	628,305
Edwards Lifesciences Corp. *	3,700	378,251
Thermo Fisher Scientific, Inc.	2,165	419,642
UnitedHealth Group, Inc.	2,873	603,962
Total Health Care		2,030,160
Industrials – 1.9%
Honeywell International, Inc.	2,800	403,648
Information Technology – 24.4%
Alphabet, Inc., Class A *	652	673,542
Analog Devices, Inc.	5,700	520,410
Apple, Inc.	3,300	557,832
eBay, Inc. *	9,400	353,816
Facebook, Inc., Class A *	2,918	525,415
Fidelity National Information Services, Inc.	3,900	361,764
FleetCor Technologies, Inc. *	942	155,685
Mastercard, Inc., Class A	2,500	371,925

	Shares	Value
Microsoft Corp.	6,600	$548,988
Oracle Corp.	10,200	519,180
Visa, Inc., Class A	5,700	626,886
Total Information Technology		5,215,443
Materials – 2.0%
Air Products & Chemicals, Inc.	942	150,183
The Sherwin-Williams Co.	717	283,323
Total Materials		433,506
Total Common Stocks (Cost $12,586,562)		14,698,996

	Principal
	Amount
Corporate Bonds and Notes – 19.8%
Financials – 7.7%
Berkshire Hathaway, Inc. 3.125%, 03/15/26	$225,000	227,997
General Electric Co. 4.375%, 09/16/20	200,000	213,078
JPMorgan Chase & Co. 4.350%, 08/15/21	225,000	240,564
State Street Corp. 2.550%, 08/18/20	250,000	254,596
US Bancorp, MTN 2.950%, 07/15/22	250,000	256,007
Visa, Inc. 3.150%, 12/14/25	200,000	204,461
Wells Fargo & Co. Series N 2.150%, 01/30/20	250,000	250,600
Total Financials		1,647,303
Industrials – 12.1%
Alphabet, Inc. 3.625%, 05/19/21	200,000	210,351
Apple, Inc. 1.000%, 05/03/18	250,000	249,468
Chevron Corp. 1.718%, 06/24/18	250,000	250,161
Cisco Systems, Inc. 1.850%, 09/20/21	200,000	197,651
Johnson & Johnson 5.950%, 08/15/37	150,000	206,267
Merck & Co.,Inc. 2.350%, 02/10/22	250,000	251,650

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value
Industrials – 12.1% (continued)
Oracle Corp. 2.500%, 10/15/22	$250,000	$251,392
PepsiCo, Inc. 5.000%, 06/01/18	250,000	255,113
QUALCOMM, Inc. 2.250%, 05/20/20	250,000	251,350
United Parcel Service, Inc. 3.125%, 01/15/21	250,000	258,489
Wal-Mart Stores, Inc. 3.250%, 10/25/20	200,000	207,936
Total Industrials		2,589,828
Total Corporate Bonds and Notes (Cost $4,229,719)		4,237,131
U.S. Government and Agency Obligations – 8.7%
Fannie Mae – 0.1%
Fannie Mae, 6.000%, 11/01/35	7,583	8,508
7.500%, 02/01/35 to 04/01/35	10,237	10,953
Total Fannie Mae		19,461
Freddie Mac – 0.0%#
Freddie Mae Gold, 5.500%, 12/01/20	2,747	2,845
Ginnie Mae – 0.0%#
Ginnie Mae, 5.500%, 02/15/39	3,203	3,561

	Principal
	Amount	Value
U.S. Treasury Obligations – 8.6%
U.S. Treasury Bonds, 2.750%, 11/15/42	$250,000	$246,079
3.125%, 11/15/41	125,000	131,863
3.500%, 02/15/39	300,000	337,752
5.375%, 02/15/31	125,000	166,592
U.S. Treasury Notes, 1.375%, 09/30/18	225,000	224,806
1.500%, 01/31/19	225,000	224,965
2.125%, 05/15/25	240,000	237,567
2.500%, 05/15/24	250,000	254,624
Total U.S. Treasury Obligations		1,824,248
Total U.S. Government and Agency Obligations (Cost $1,871,012)		1,850,115

	Shares
Short-Term Investments – 0.7%
Other Investment Companies – 0.7%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.00%[1]	153,673	153,673
Total Short-Term Investments (Cost $153,673)		153,673
Total Investments – 97.9% (Cost $18,840,966)		20,939,915
Other Assets, less Liabilities – 2.1%		458,322
Net Assets – 100.0%		$21,398,237

#	Less than 0.05%.
*	Non-income producing security.
[1]	Yield shown represents the October 31, 2017, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

MTN Medium-Term Note

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Balanced Fund

Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$14,698,996	—	—	$14,698,996
Corporate Bonds and Notes††	—	$4,237,131	—	4,237,131
U.S. Government and Agency Obligations††	—	1,850,115	—	1,850,115
Short-Term Investments
Other Investment Companies	153,673	—	—	153,673

Total Investments in Securities	$14,852,669	$6,087,246	—	$20,939,915

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of October 31, 2017, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

October 31, 2017

Statement of Assets and Liabilities

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Assets:
Investments at Value* (including securities on loan valued at $0, $2,076,480, $0, $25,556,279, and $5,837,316, respectively)	$6,552,855	$26,760,559	$903,040,290	$948,363,893	$127,921,637
Receivable for investments sold	77,396	191,287	9,069,645	7,750,509	1,031,726
Dividend, interest and other receivables	5,945	7,581	142,343	523,310	73,526
Receivable for Fund shares sold	—	12,726	299,533	1,657,851	152,345
Receivable from affiliate	—	12,942	4,701	4,157	—
Prepaid expenses	32	—	5,289	2,059	331
Total assets	6,636,228	26,985,095	912,561,801	958,301,779	129,179,565
Liabilities:
Payable upon return of securities loaned	—	2,100,673	—	26,093,804	5,954,800
Payable for investments purchased	34,553	236,072	7,352,537	4,958,065	717,286
Payable for Fund shares repurchased	—	1,059	1,771,393	1,557,505	97,318
Accrued expenses:
Investment advisory and management fees	17,653	12,785	521,215	470,588	62,596
Administrative fees	840	3,196	115,597	117,647	15,649
Distribution fees	19	1,750	31,783	34,385	822
Shareholder service fees	584	851	102,822	138,789	5,813
Professional fees	22,659	6,307	57,970	41,955	23,082
Custody fees	3,512	4,657	32,886	29,393	6,511
Trustee fees and expenses	58	208	8,654	8,518	1,143
Other	2,527	2,988	108,148	37,153	7,101
Total liabilities	82,405	2,370,546	10,103,005	33,487,802	6,892,121
Net Assets	$6,553,823	$24,614,549	$902,458,796	$924,813,977	$122,287,444
* Investments at cost	$5,185,657	$25,797,233	$693,129,667	$771,545,054	$108,917,620

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Net Assets Represent:
Paid-in capital	$5,217,910	$21,912,604	$619,356,780	$707,013,995	$96,942,033
Undistributed (distribution in excess of) net investment income	111,828	56,005	(565,119)	2,235,531	409,437
Accumulated net realized gain (loss) from investments	(143,113)	1,682,614	73,756,512	38,745,612	5,931,957
Net unrealized appreciation of investments	1,367,198	963,326	209,910,623	176,818,839	19,004,017
Net Assets	$6,553,823	$24,614,549	$902,458,796	$924,813,977	$122,287,444
Class N:
Net Assets	$806,732	$7,448,174	$259,323,716	$136,533,706	$3,089,821
Shares outstanding	68,705	627,363	12,489,610	10,610,315	208,798
Net asset value, offering and redemption price per share	$11.74	$11.87	$20.76	$12.87	$14.80
Class I:
Net Assets	$5,747,091	$17,105,784	$642,461,052	$788,023,068	$118,876,171
Shares outstanding	491,313	1,435,574	30,821,550	61,284,938	8,021,437
Net asset value, offering and redemption price per share	$11.70	$11.92	$20.84	$12.86	$14.82
Class R:
Net Assets	—	—	$674,028	—	—
Shares outstanding	—	—	33,223	—	—
Net asset value, offering and redemption price per share	—	—	$20.29	—	—
Class Z:
Net Assets	—	$60,591	—	$257,203	$321,452
Shares outstanding	—	5,085	—	19,998	21,687
Net asset value, offering and redemption price per share	—	$11.92	—	$12.86	$14.82

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers Montag & Caldwell Mid Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Assets:
Investments at Value* (including securities on loan valued at $0, $489,407, $7,396,018, $2,024,592, and $12,933,398, respectively)	$3,938,043,236	$9,821,858	$132,824,777	$46,453,849	$325,299,392
Cash	321,490	—	—	—	—
Receivable for investments sold	47,317,634	—	1,568,462	421,447	667,418
Dividend, interest and other receivables	944,080	1,297	5,055	3,025	34,950
Receivable for Fund shares sold	5,546,371	294	83,746	30,446	403,314
Receivable from affiliate	22,521	2,261	8,762	17,659	590
Prepaid expenses	9,338	14	317	81	651
Total assets	3,992,204,670	9,825,724	134,491,119	46,926,507	326,406,315
Liabilities:
Payable upon return of securities loaned	—	499,381	7,506,875	2,065,477	13,216,433
Payable for investments purchased	12,752,876	—	946,411	290,293	1,240,656
Payable for Fund shares repurchased	5,451,015	—	309,682	99,804	201,765
Accrued expenses:
Investment advisory and management fees	2,100,058	5,885	107,302	28,995	214,471
Administrative fees	519,706	1,177	15,916	5,799	40,214
Distribution fees	322,050	986	—	1,411	6,773
Shareholder service fees	342,479	—	—	—	54,289
Professional fees	114,321	22,151	24,894	17,693	17,467
Custody fees	121,600	2,542	9,745	4,779	12,200
Trustee fees and expenses	36,637	85	1,145	418	2,839
Other	247,266	3,011	14,786	4,948	13,619
Total liabilities	22,008,008	535,218	8,936,756	2,519,617	15,020,726
Net Assets	$3,970,196,662	$9,290,506	$125,554,363	$44,406,890	$311,385,589
* Investments at cost	$3,285,548,616	$8,207,589	$118,505,016	$41,439,225	$263,886,196

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers Montag & Caldwell Mid Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Net Assets Represent:
Paid-in capital	$3,060,352,762	$7,071,833	$135,905,029	$33,452,358	$209,532,308
Distribution in excess of income	—	—	(826,039)	—	—
Accumulated net realized gain (loss) from investments	257,349,280	604,404	(23,844,388)	5,939,908	40,440,085
Net unrealized appreciation of investments	652,494,620	1,614,269	14,319,761	5,014,624	61,413,196
Net Assets	$3,970,196,662	$9,290,506	$125,554,363	$44,406,890	$311,385,589
Class N:
Net Assets	$1,292,107,445	$4,574,200	$45,902,078	$7,809,945	$31,656,908
Shares outstanding	30,803,757	406,358	3,000,179	949,112	2,188,563
Net asset value, offering and redemption price per share	$41.95	$11.26	$15.30	$8.23	$14.46
Class I:
Net Assets	$2,668,463,947	$4,716,306	$79,652,285	$36,547,489	$279,574,409
Shares outstanding	62,102,344	416,458	5,126,381	4,363,291	19,049,355
Net asset value, offering and redemption price per share	$42.97	$11.32	$15.54	$8.38	$14.68
Class Z:
Net Assets	$9,625,270	—	—	$49,456	$154,272
Shares outstanding	223,973	—	—	5,907	10,508
Net asset value, offering and redemption price per share	$42.98	—	—	$8.37	$14.68

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

	AMG Managers Silvercrest Small Cap Fund	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund
Assets:
Investments at Value* (including securities on loan valued at $12,903,710, $2,107,510, $3,962,814, $0, and $0, respectively)	$276,818,483	$38,689,720	$653,710,998	$50,453,666	$52,069,475
Affiliated Investments at value**	—	—	29,211,302	—	—
Cash	—	—	142,882	—	—
Due from broker [1]	—	—	—	—	736,034
Foreign currency***	—	—	—	—	28,538
Receivable for investments sold	501,136	830,664	1,320,184	—	3,404,623
Segregated cash	—	—	—	—	7,403,393
Receivable for delayed delivery investments sold	—	—	152,250	—	—
Dividend, interest and other receivables	61,670	11,210	3,727,589	19,346	50,120
Receivable for Fund shares sold	4,825,799	2,378	916,798	15,351	60,994
Receivable from affiliate	—	1,893	15,147	—	—
Prepaid expenses	588	170	1,647	673	259
Total assets	282,207,676	39,536,035	689,198,797	50,489,036	63,753,436
Liabilities:
Payable upon return of securities loaned	13,001,471	2,143,996	4,124,384	—	—
Payable for investments purchased	1,541,589	627,178	1,997,290	17,982	2,914,066
Payable for Fund shares repurchased	76,810	51,970	1,969,984	247,037	75,856
Due to broker	—	—	—	—	13,827,747
Interest and dividends payable	—	—	—	—	22,961
Payable for delayed delivery investments purchased	—	—	1,621,617	—	—
Accrued expenses:
Investment advisory and management fees	201,685	44,712	258,610	44,439	30,171
Administrative fees	33,225	4,614	86,203	6,569	4,450
Distribution fees	4,576	—	44,550	1,928	1,379
Shareholder service fees	15,499	8,751	48,048	2,628	2,372
Professional fees	23,877	22,772	55,584	25,240	25,835
Custody fees	9,999	8,204	100,641	6,015	5,081
Trustee fees and expenses	2,307	341	6,349	482	320
Other	13,461	11,564	42,836	12,084	6,223
Securities sold short, at value (proceeds $0, $0, $0, $0 and $12,379,996, respectively)	—	—	—	—	12,274,457
Total liabilities	14,924,499	2,924,102	10,356,096	364,404	29,190,918
Net Assets	$267,283,177	$36,611,933	$678,842,701	$50,124,632	$34,562,518
* Investments at cost	$230,113,297	$28,694,207	$648,984,067	$47,540,732	$49,975,742
** Affiliated Investments at cost	—	—	$29,310,570	—	—
*** Foreign currency at cost	—	—	—	—	$28,807

[1]	Represents foreign cash held at the Prime Broker. Cost amount equals $743,112.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

	AMG Managers Silvercrest Small Cap Fund	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund
Net Assets Represent:
Paid-in capital	$200,650,525	$21,695,657	$679,534,890	$45,863,634	$33,481,191
Undistributed (distribution in excess of) net investment income	43,263	—	(858,405)	(461,196)	(757,484)
Accumulated net realized gain (loss) from investments	19,884,203	4,920,763	(4,461,447)	1,809,260	(353,123)
Net unrealized appreciation of investments	46,705,186	9,995,513	4,627,663	2,912,934	2,191,934
Net Assets	$267,283,177	$36,611,933	$678,842,701	$50,124,632	$34,562,518
Class N:
Net Assets	$25,450,545	$26,670,697	$169,646,152	$8,879,991	$5,508,070
Shares outstanding	1,320,258	5,697,024	15,890,787	715,460	446,726
Net asset value, offering and redemption price per share	$19.28	$4.68	$10.68	$12.41	$12.33
Class I:
Net Assets	$241,626,239	$9,798,355	$507,599,694	$41,244,641	$29,029,540
Shares outstanding	12,426,607	1,747,163	47,569,804	3,302,198	2,325,602
Net asset value, offering and redemption price per share	$19.44	$5.61	$10.67	$12.49	$12.48
Class Z:
Net Assets	$206,393	$142,881	$1,596,855	—	$24,908
Shares outstanding	10,612	25,469	149,541	—	1,995
Net asset value, offering and redemption price per share	$19.45	$5.61	$10.68	—	$12.49

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

	AMG Managers Guardian Capital Global Dividend Fund	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund	AMG Managers Montag & Caldwell Balanced Fund
Assets:
Investments at Value* (including securities on loan valued at $996,949, $26,905,926, $32,199, and $0, respectively)	$38,454,638	$2,041,456,734	$10,101,581	$20,939,915
Foreign currency***	—	2,314,075	319,518	—
Receivable for investments sold	—	9,329,304	158,798	609,317
Dividend, interest and other receivables	80,666	3,984,260	4,174	51,912
Receivable for Fund shares sold	4,673	929,297	9,950	45,669
Receivable from affiliate	—	9,351	9,020	59
Prepaid expenses	735	—	—	96
Total assets	38,540,712	2,058,023,021	10,603,041	21,646,968
Liabilities:
Payable upon return of securities loaned	1,022,931	28,379,961	32,121	—
Payable for investments purchased	—	3,123,697	36,032	155,642
Payable for Fund shares repurchased	4,659	1,010,177	—	30,005
Accrued expenses:
Investment advisory and management fees	23,418	1,190,086	7,003	22,057
Administrative fees	4,718	255,018	1,313	2,781
Distribution fees	—	767	185	—
Shareholder service fees	—	238,051	—	1,112
Professional fees	26,295	65,641	21,970	26,298
Custody fees	8,713	156,749	33,748	4,997
Trustee fees and expenses	346	18,927	96	210
Other	3,116	106,702	2,907	5,629
Total liabilities	1,094,196	34,545,776	135,375	248,731
Net Assets	$37,446,516	$2,023,477,245	$10,467,666	$21,398,237
* Investments at cost	$33,499,027	$1,725,566,890	$8,447,978	$18,840,966
*** Foreign currency at cost	—	$2,315,785	$318,401	—

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (continued)

	AMG Managers Guardian Capital Global Dividend Fund	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund	AMG Managers Montag & Caldwell Balanced Fund
Net Assets Represent:
Paid-in capital	$32,254,062	$1,637,190,295	$8,127,115	$18,594,121
Undistributed (distribution in excess of) net investment income	110,120	18,585,148	78,243	(331,385)
Accumulated net realized gain from investments	126,471	51,825,138	607,513	1,036,552
Net unrealized appreciation of investments	4,955,863	315,876,664	1,654,795	2,098,949
Net Assets	$37,446,516	$2,023,477,245	$10,467,666	$21,398,237
Class N:
Net Assets	$1,166,514	$4,006,432	$1,195,124	$18,185,653
Shares outstanding	101,664	345,456	92,609	799,012
Net asset value, offering and redemption price per share	$11.47	$11.60	$12.91	$22.76
Class I:
Net Assets	$36,280,002	$2,019,216,753	$9,272,542	$3,212,584
Shares outstanding	3,178,877	174,251,871	717,975	141,676
Net asset value, offering and redemption price per share	$11.41	$11.59	$12.91	$22.68
Class Z:
Net Assets	—	$254,060	—	—
Shares outstanding	—	21,930	—	—
Net asset value, offering and redemption price per share	—	$11.59	—	—

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2017

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II
Investment Income:
Dividend income	$194,416 [1]	$211,723	$10,683,003	$25,658,906	$3,563,355
Securities lending income	—	4,300	—	205,790	26,751
Foreign withholding tax	(89)	—	—	(96,473)	(14,256)
Total investment income	194,327	216,023	10,683,003	25,768,223	3,575,850
Expenses:
Investment advisory and management fees	51,322	108,859	6,750,891	5,514,348	747,644
Administrative fees	10,998	27,215	1,545,267	1,378,587	186,911
Distribution fees - Class N	2,003	4,373	863,457	605,059	8,802
Distribution fees - Class R	—	—	22,459	—	—
Shareholder servicing fees - Class N	718	696	260,818	169,544	3,950
Shareholder servicing fees - Class I	5,146	6,560	457,487	473,622	76,566
Shareholder servicing fees - Class R	—	—	1,879	—	—
Professional fees	22,806	21,582	151,599	122,682	37,990
Registration fees	10,512	41,272	72,264	74,019	51,165
Transfer agent fees	426	811	85,864	30,339	936
Custodian fees	6,722	7,985	62,568	60,239	12,224
Reports to shareholders	2,036	—	126,976	36,326	3,947
Trustee fees and expenses	538	1,034	86,608	62,586	8,872
Miscellaneous	1,551	1,829	27,348	20,316	3,763
Total expenses before offsets	114,778	222,216	10,515,485	8,547,667	1,142,770
Expense reimbursements	(46,791)	(81,771)	—	—	—
Expense reductions	—	(4,310)	(136,850)	(17,608)	(2,276)
Fee waivers	—	—	(62,841)	(48,710)	—
Net expenses	67,987	136,135	10,315,794	8,481,349	1,140,494
Net investment income	126,340	79,888	367,209	17,286,874	2,435,356
Net Realized and Unrealized Gain:
Net realized gain on investments	9,113	1,785,151	93,131,174	42,526,733	6,085,039
Net change in unrealized appreciation/depreciation on investments	1,389,919	455,132	73,415,699	64,504,761	9,399,851
Net realized and unrealized gain	1,399,032	2,240,283	166,546,873	107,031,494	15,484,890
Net increase in net assets resulting from operations	$1,525,372	$2,320,171	$166,914,082	$124,318,368	$17,920,246

[1]	Includes non-recurring dividends of $73,500.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers Montag & Caldwell Mid Cap Growth Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund
Investment Income:
Dividend income	$42,978,626	$43,958	$711,429 [2]	$416,813	$2,942,992
Securities lending income	—	772	18,986	17,284	63,057
Foreign withholding tax	(67,884)	(404)	—	—	(42,756)
Total investment income	42,910,742	44,326	730,415	434,097	2,963,293
Expenses:
Investment advisory and management fees	24,246,742	66,381	1,146,793	323,566	2,394,607
Administrative fees	5,999,185	13,276	191,132	62,607	448,989
Distribution fees - Class N	3,734,542	10,621	64,586	13,798	69,952
Shareholder servicing fees - Class N	1,195,054	2,209	33,218	3,479	28,005
Shareholder servicing fees - Class I	2,006,424	2,162	22,765	17,707	271,550
Professional fees	457,137	22,417	35,959	25,696	54,755
Registration fees	142,567	27,029	33,821	45,482	50,988
Transfer agent fees	155,049	821	18,710	4,804	9,497
Custodian fees	239,352	4,912	20,204	9,036	23,991
Reports to shareholders	372,311	2,259	8,246	6,706	9,938
Trustee fees and expenses	284,622	671	10,233	3,094	20,660
Miscellaneous	148,887	1,473	5,399	2,678	7,309
Total expenses before offsets	38,981,872	154,231	1,591,066	518,653	3,390,241
Expense reimbursements	—	(55,155)	(157,295)	(39,064)	—
Expense reductions	—	(1,186)	(14,586)	(5,343)	(18,818)
Fee waivers	(259,965)	—	—	—	(6,585)
Net expenses	38,721,907	97,890	1,419,185	474,246	3,364,838
Net investment income (loss)	4,188,835	(53,564)	(688,770)	(40,149)	(401,545)
Net Realized and Unrealized Gain:
Net realized gain on investments	312,147,791	743,000	11,137,262	6,362,384	41,224,676
Net change in unrealized appreciation/depreciation on investments	275,789,998	852,784	17,761,836	3,424,682	20,988,302
Net realized and unrealized gain	587,937,789	1,595,784	28,899,098	9,787,066	62,212,978
Net increase in net assets resulting from operations	$592,126,624	$1,542,220	$28,210,328	$9,746,917	$61,811,433

[2]	Includes non-recurring dividends of $215,696.

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

	AMG Managers Silvercrest Small Cap Fund	AMG GW&K U.S. Small Cap Growth Fund	AMG Managers DoubleLine Core Plus Bond Fund	AMG Managers Lake Partners LASSO Alternatives Fund	AMG River Road Long-Short Fund
Investment Income:
Interest income	$315	—	$22,625,672	—	$13,500
Dividend income	3,063,936	$182,194	124,786	$750,248	551,124
Dividends from affiliated securities	—	—	422,407	—	—
Securities lending income	6,104	15,224	37,711	—	—
Foreign withholding tax	—	(2,436)	(5,050)	—	(6,623)
Total investment income	3,070,355	194,982	23,205,526	750,248	558,001
Expenses:
Investment advisory and management fees	2,230,080	283,421	2,976,933	686,174	364,959
Administrative fees	371,680	57,849	992,311	114,362	60,902
Distribution fees - Class N	60,959	61,958	567,192	53,934	17,594
Shareholder servicing fees - Class N	17,275	34,086	180,805	12,944	5,617
Shareholder servicing fees - Class I	156,169	9,244	328,048	32,801	26,862
Professional fees	47,558	35,971	120,061	33,022	33,698
Registration fees	35,144	40,511	100,203	29,869	35,896
Transfer agent fees	7,430	7,325	16,546	2,529	2,203
Custodian fees	20,141	16,647	194,017	12,578	12,927
Reports to shareholders	15,241	1,024	62,270	10,122	5,797
Trustee fees and expenses	16,199	5,030	48,843	7,364	3,306
Miscellaneous	5,915	6,888	23,007	5,177	2,360
Interest and dividend expense	—	—	—	—	863,055
Total expenses before offsets	2,983,791	559,954	5,610,236	1,000,876	1,435,176
Expense reimbursements	(73,291)	(89,792)	(427,559)	(70,164)	(47,466)
Expense reductions	(78,489)	(18,483)	—	—	(8,490)
Fee waivers	—	—	(105,635)	—	—
Net expenses	2,832,011	451,679	5,077,042	930,712	1,379,220
Net investment income (loss)	238,344	(256,697)	18,128,484	(180,464)	(821,219)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	20,362,183	5,923,460	(1,524,544)	1,673,547	4,328,779
Net realized gain on affiliated investments	—	—	98,822	—	—
Net realized loss on short sales	—	—	—	—	(1,102,222)
Net realized loss on foreign currency transactions	—	—	(2,121)	—	(28,856)
Capital gain distribution received	—	—	—	498,342	—
Net change in unrealized appreciation/depreciation on investments	34,036,455	5,001,575	537,660	2,210,908	2,422,890
Net change in unrealized appreciation/depreciation on affiliated investments	—	—	75,072	—	—
Net change in unrealized appreciation/depreciation on short sales	—	—	—	—	(198,465)
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	—	—	67,003
Net realized and unrealized gain (loss)	54,398,638	10,925,035	(815,111)	4,382,797	5,489,129
Net increase in net assets resulting from operations	$54,636,982	$10,668,338	$17,313,373	$4,202,333	$4,667,910

The accompanying notes are an integral part of these financial statements.

Statements of Operations (continued)

	AMG Managers Guardian Capital Global Dividend Fund	AMG Managers Pictet International Fund	AMG Managers Value Partners Asia Dividend Fund	AMG Managers Montag & Caldwell Balanced Fund
Investment Income:
Interest income	$455	—	$11,671	$148,704
Dividend income	1,171,195 [3]	$41,784,833	364,211	207,122
Securities lending income	12,328	338,301	197	82
Foreign withholding tax	(71,547)	(3,239,295)	(26,691)	—
Total investment income	1,112,431	38,883,839	349,388	355,908
Expenses:
Investment advisory and management fees	233,557	12,633,058	72,458	153,928
Administrative fees	50,048	2,491,518	13,586	35,522
Distribution fees - Class N	122	2,142	212	13,417
Shareholder servicing fees - Class N	—	925	—	12,442
Shareholder servicing fees - Class I	—	1,280,826	—	1,767
Professional fees	28,032	186,427	22,372	28,266
Registration fees	29,110	96,809	28,594	22,203
Transfer agent fees	1,088	239,682	293	9,568
Custodian fees	19,302	316,866	53,909	12,018
Reports to shareholders	2,244	136,499	673	3,667
Trustee fees and expenses	1,683	91,054	598	2,052
Miscellaneous	2,212	47,517	9,410	2,164
Repayment of prior reimbursements	—	120,411	—	—
Total expenses before offsets	367,398	17,643,734	202,105	297,014
Expense reimbursements	(16,939)	—	(97,734)	(23,103)
Expense reductions	—	—	—	(1,989)
Fee waivers	—	(91,356)	—	—
Net expenses	350,459	17,552,378	104,371	271,922
Net investment income	761,972	21,331,461	245,017	83,986
Net Realized and Unrealized Gain:
Net realized gain on investments	449,263	55,352,778	660,621	1,114,103
Net realized gain (loss) on foreign currency transactions	490	(1,061,603)	2,812	—
Net change in unrealized appreciation/depreciation on investments	4,966,615	288,975,281	1,482,229	1,101,333
Net change in unrealized appreciation/depreciation on foreign currency translations	821	99,853	1,328	—
Net realized and unrealized gain	5,417,189	343,366,309	2,146,990	2,215,436
Net increase in net assets resulting from operations	$6,179,161	$364,697,770	$2,392,007	$2,299,422

[3]	Includes non-recurring dividends of $43,888.

The accompanying notes are an integral part of these financial statements.

Statements fo Changes in Net Assets

For the fiscal years ended October 31

	AMG Managers Fairpointe ESG Equity Fund		AMG River Road Focused Absolute Value Fund		AMG Managers Montag & Caldwell Growth Fund
	2017	2016	2017#	2016##	2017	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$126,340	$66,906	$79,888	$62,755	$367,209	$6,345,072
Net realized gain (loss) on investments and foreign currency transactions	9,113	(14,597)	1,785,151	711,183	93,131,174	114,108,879
Net change in unrealized appreciation/depreciation of investments	1,389,919	297,720	455,132	508,194	73,415,699	(147,303,621)
Net increase (decrease) in net assets resulting from operations	1,525,372	350,029	2,320,171	1,282,132	166,914,082	(26,849,670)
Distributions to Shareholders:
From net investment income:
Class N	(874)	(21,065)	(7,854)	—	(828,374)	(2,341,331)
Class I	(68,181)	(46,607)	(112,913)	—	(4,910,866)	(5,950,061)
Class R	—	—	—	—	(8,072)	(3,417)
From net realized gain on investments:
Class N	—	—	(66,646)	—	(39,690,379)	(195,686,596)
Class I	—	—	(842,368)	—	(72,425,486)	(256,099,119)
Class R	—	—	—	—	(535,608)	(1,528,281)
Total distributions to shareholders	(69,055)	(67,672)	(1,029,781)	—	(118,398,785)	(461,608,805)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(1,937,234)	295,591	11,523,190	10,518,837	(490,841,087)	(352,589,552)
Total increase (decrease) in net assets	(480,917)	577,948	12,813,580	11,800,969	(442,325,790)	(841,048,027)
Net Assets:
Beginning of year	7,034,740	6,456,792	11,800,969	—	1,344,784,586	2,185,832,613
End of year	$6,553,823	$7,034,740	$24,614,549	$11,800,969	$902,458,796	$1,344,784,586
End of year undistributed (distribution in excess of) net investment income (loss)	$111,828	$54,543	$56,005	$77,538	$(565,119)	$4,018,189

#	The commencement of operations for Class Z shares was October 2, 2017.
##	The commencement of operations for the AMG River Road Focused Absolute Value Fund was November 3, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG River Road Dividend All Cap Value Fund		AMG River Road Dividend All Cap Value Fund II		AMG Managers Fairpointe Mid Cap Fund
	2017#	2016	2017#	2016	2017#	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$17,286,874	$17,015,871	$2,435,356	$2,615,674	$4,188,835	$22,055,241
Net realized gain on investments	42,526,733	59,263,397	6,085,039	4,771,695	312,147,791	157,821,250
Net change in unrealized appreciation/depreciation of investments	64,504,761	(25,544,317)	9,399,851	1,173,678	275,789,998	(27,081,901)
Net increase in net assets resulting from operations	124,318,368	50,734,951	17,920,246	8,561,047	592,126,624	152,794,590
Distributions to Shareholders:
From net investment income:
Class N	(4,378,159)	(4,651,630)	(50,019)	(57,390)	(4,738,012)	(5,351,086)
Class I	(12,190,543)	(10,931,278)	(1,944,514)	(2,436,119)	(13,393,786)	(15,653,440)
Class Z	(234)	—	(102)	—	—	—
From net realized gain on investments:
Class N	(20,724,974)	(19,557,150)	(139,259)	(41,705)	(61,100,310)	(95,369,480)
Class I	(38,518,497)	(49,288,884)	(4,633,931)	(1,625,842)	(96,561,949)	(139,128,106)
Total distributions to shareholders	(75,812,407)	(84,428,942)	(6,767,825)	(4,161,056)	(175,794,057)	(255,502,112)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	25,446,779	34,577,649	(6,790,967)	(10,817,938)	42,884,347	(1,086,708,672)
Total increase (decrease) in net assets	73,952,740	883,658	4,361,454	(6,417,947)	459,216,914	(1,189,416,194)
Net Assets:
Beginning of year	850,861,237	849,977,579	117,925,990	124,343,937	3,510,979,748	4,700,395,942
End of year	$924,813,977	$850,861,237	$122,287,444	$117,925,990	$3,970,196,662	$3,510,979,748
End of year undistributed (distribution in excess of) net investment income (loss)	$2,235,531	$(374,380)	$409,437	$(158,107)	—	$13,117,515

#	The commencement of operations for Class Z shares was October 2, 2017.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG		AMG
	Managers		Managers		AMG
	Montag & Caldwell		LMCG Small		River Road
	Mid Cap Growth Fund		Cap Growth Fund		Small-Mid Cap Value Fund
	2017	2016	2017	2016	2017#	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(53,564)	$(50,872)	$(688,770)	$(1,188,638)	$(40,149)	$(124,066)
Net realized gain (loss) on investments and foreign currency transactions	743,000	629,604	11,137,262	(34,954,281)	6,362,384	3,630,244
Net change in unrealized appreciation/depreciation of investments	852,784	(611,887)	17,761,836	2,727,088	3,424,682	(1,228,248)
Net increase (decrease) in net assets resulting from operations	1,542,220	(33,155)	28,210,328	(33,415,831)	9,746,917	2,277,930
Distributions to Shareholders:
From net investment income:
Class N	(12,389)	—	—	—	(6,217)	—
Class I	(22,879)	—	—	—	(124,646)	(153,030)
From net realized gain on investments:
Class N	(297,569)	(556,661)	—	(26,929)	(388,245)	(697,557)
Class I	(291,792)	(693,830)	—	(13,737)	(2,623,776)	(7,272,173)
Total distributions to shareholders	(624,629)	(1,250,491)	—	(40,666)	(3,142,884)	(8,122,760)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	174,952	(1,571,391)	(14,492,344)	(86,089,728)	(2,051,545)	(51,412,101)
Total increase (decrease) in net assets	1,092,543	(2,855,037)	13,717,984	(119,546,225)	4,552,488	(57,256,931)
Net Assets:
Beginning of year	8,197,963	11,053,000	111,836,379	231,382,604	39,854,402	97,111,333
End of year	$9,290,506	$8,197,963	$125,554,363	$111,836,379	$44,406,890	$39,854,402
End of year distribution in excess of income	—	$(45,628)	$(826,039)	$(983,642)	—	—

#	The commencement of operations for Class Z shares was October 2, 2017.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

					AMG
	AMG		AMG Managers		GW&K
	River Road		Silvercrest		U.S. Small Cap
	Small Cap Value Fund		Small Cap Fund		Growth Fund
	2017#	2016	2017#	2016	2017##	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(401,545)	$(219,950)	$238,344	$671,845	$(256,697)	$(892,635)
Net realized gain on investments	41,224,676	14,928,166	20,362,183	1,621,595	5,923,460	57,625,496
Net change in unrealized appreciation/depreciation of investments	20,988,302	3,659,498	34,036,455	9,200,867	5,001,575	(74,735,996)
Net increase (decrease) in net assets resulting from operations	61,811,433	18,367,714	54,636,982	11,494,307	10,668,338	(18,003,135)
Distributions to Shareholders:
From net investment income:
Class N	—	—	—	(50,273)	—	—
Class I	—	—	(462,292)	(577,200)	—	—
From net realized gain on investments:
Class N	(1,206,779)	(1,286,224)	(172,910)	(734,281)	(44,632)	(58,589,159)
Class I	(13,057,219)	(13,941,244)	(1,603,029)	(5,513,361)	(14,009)	(97,356,917)
Total distributions to shareholders	(14,263,998)	(15,227,468)	(2,238,231)	(6,875,115)	(58,641)	(155,946,076)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(4,679,906)	(5,060,384)	12,692,188	33,109,349	(16,006,845)	(332,727,603)
Total increase (decrease) in net assets	42,867,529	(1,920,138)	65,090,939	37,728,541	(5,397,148)	(506,676,814)
Net Assets:
Beginning of year	268,518,060	270,438,198	202,192,238	164,463,697	42,009,081	548,685,895
End of year	$311,385,589	$268,518,060	$267,283,177	$202,192,238	$36,611,933	$42,009,081
End of year undistributed (distribution in excess of) net investment income (loss)	—	—	$43,263	$256,102	—	$(603,111)

#	The commencement of operations for Class Z shares was October 2, 2017.
##	The commencement of operations for Class Z shares was February 24, 2017.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG Managers
	DoubleLine		AMG Managers		AMG
	Core Plus		Lake Partners		River Road
	Bond Fund		LASSO Alternatives Fund		Long-Short Fund
	2017#	2016	2017	2016	2017#	2016
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$18,128,484	$19,598,374	$(180,464)	$637,553	$(821,219)	$(824,629)
Net realized gain (loss) on investments and foreign currency transactions	(1,427,843)	7,058,091	2,171,889	679,033	3,197,701	(765,605)
Net change in unrealized appreciation/depreciation of investments	612,732	7,311,823	2,210,908	(3,892,607)	2,291,428	498,635
Net increase (decrease) in net assets resulting from operations	17,313,373	33,968,288	4,202,333	(2,576,021)	4,667,910	(1,091,599)
Distributions to Shareholders:
From net investment income:
Class N	(6,469,092)	(8,449,442)	—	—	—	—
Class I	(13,470,209)	(11,766,309)	—	(335,854)	—	—
Class Z	(659)	—	—	—	—	—
From net realized gain on investments:
Class N	(566,979)	—	(123,358)	(2,460,419)	—	(688,352)
Class I	(780,506)	—	(263,958)	(8,718,084)	—	(1,158,800)
From return of capital:
Class N	(992,351)	—	—	—	—	—
Class I	(1,912,231)	—	—	—	—	—
Class Z	(115)	—	—	—	—	—
Total distributions to shareholders	(24,192,142)	(20,215,751)	(387,316)	(11,514,357)	—	(1,847,152)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(21,494,709)	201,126,053	(56,374,436)	(92,964,601)	(16,366,899)	(27,870,287)
Total increase (decrease) in net assets	(28,373,478)	214,878,590	(52,559,419)	(107,054,979)	(11,698,989)	(30,809,038)
Net Assets:
Beginning of year	707,216,179	492,337,589	102,684,051	209,739,030	46,261,507	77,070,545
End of year	$678,842,701	$707,216,179	$50,124,632	$102,684,051	$34,562,518	$46,261,507
End of year undistributed (distribution in excess of) net investment income (loss)	$(858,405)	$417,962	$(461,196)	$(472,938)	$(757,484)	$(717,392)

#	The commencement of operations for Class Z shares was October 2, 2017.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG				AMG
	Managers		AMG		Managers
	Guardian Capital		Managers		Value Partners
	Global Dividend Fund		Pictet International Fund		Asia Dividend Fund
	2017	2016	2017#	2016	2017	2016##
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$761,972	$122,429	$21,331,461	$15,997,232	$245,017	$198,128
Net realized gain (loss) on investments and foreign currency transactions	449,753	(201,443)	54,291,175	26,038,832	663,433	271,025
Net change in unrealized appreciation/depreciation of investments	4,967,436	(226,865)	289,075,134	26,658,010	1,483,557	171,238
Net increase (decrease) in net assets resulting from operations	6,179,161	(305,879)	364,697,770	68,694,074	2,392,007	640,391

Distributions to Shareholders:
From net investment income:
Class N	(16,721)	(23,942)	(946)	(2,108)	(33,987)	(15,227)
Class I	(665,170)	(95,299)	(19,015,823)	(384,729)	(282,917)	(150,172)
From net realized gain on investments:
Class N	—	—	(2,721)	(7,188)	(22,865)	—
Class I	—	—	(28,593,441)	(581,130)	(203,640)	—
Total distributions to shareholders	(681,891)	(119,241)	(47,612,931)	(975,155)	(543,409)	(165,399)
Capital Share Transactions:[1]
Net increase from capital share transactions	2,965,562	25,063,021	370,211,280	1,217,603,116	528,187	7,615,889
Total increase in net assets	8,462,832	24,637,901	687,296,119	1,285,322,035	2,376,785	8,090,881
Net Assets:
Beginning of year	28,983,684	4,345,783	1,336,181,126	50,859,091	8,090,881	—
End of year	$37,446,516	$28,983,684	$2,023,477,245	$1,336,181,126	$10,467,666	$8,090,881
End of year undistributed net investment income	$110,120	$26,396	$18,585,148	$17,081,975	$78,243	$90,750

#	The commencement of operations for Class Z shares was October 2, 2017.
##	The commencement of operations for the Value Partners Asia Dividend Fund is December 16, 2015.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31

	AMG Managers
	Montag & Caldwell
	Balanced Fund
	2017	2016
Increase in Net Assets Resulting From Operations:
Net investment income	$83,986	$168,860
Net realized gain on investments	1,114,103	2,160,564
Net change in unrealized appreciation/depreciation of investments	1,101,333	(1,925,238)
Net increase in net assets resulting from operations	2,299,422	404,186
Distributions to Shareholders:
From net investment income:
Class N	(104,641)	(207,163)
Class I	(16,404)	(27,438)
From net realized gain on investments:
Class N	(1,915,882)	(1,154,068)
Class I	(232,384)	(170,597)
Total distributions to shareholders	(2,269,311)	(1,559,266)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(7,095,911)	(505,817)
Total decrease in net assets	(7,065,800)	(1,660,897)
Net Assets:
Beginning of year	28,464,037	30,124,934
End of year	$21,398,237	$28,464,037
End of year distribution in excess of income	$(331,385)	$(325,337)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the fiscal year ended October 31, 2017

AMG River Road Long-Short Fund
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,667,910
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchases of long-term investment securities	(63,702,222)
Proceeds from disposition of long-term investment securities	81,974,216
Proceeds from securities sold short	32,457,338
Purchases to cover securities sold short	(35,786,807)
Proceeds from investment distributions	10,011
Net sales of short-term securities	1,791,687
Net realized gain on investment	(4,328,779)
Net realized loss on short sales	1,102,222
Net realized loss from foreign currency transactions	28,856
Net change in unrealized appreciation/depreciation on investments	(2,422,890)
Net change in unrealized appreciation/depreciation on short sales	198,465
Net change in unrealized appreciation/depreciation on foreign currency translations	(67,003)
Increase in due from broker	(736,034)
Increase in segregated cash	(3,564,370)
Decrease in dividends, interest and other receivables	41,929
Increase in prepaid expenses	(90)
Increase in due to broker payable	2,405,191
Increase in interest and dividends payable	6,529
Decrease in investment advisory and management fees payable	(18,424)
Decrease in administration fees payable	(1,345)
Decrease in distribution fees payable	(549)
Decrease in shareholder servicing fees payable	(7,190)
Decrease in professional fees payable	(4,272)
Decrease in custodian fees payable	(1,306)
Decrease in trustees fees payable	(584)
Decrease in accrued expenses and other payables	(24,621)
Net cash provided by operating activities	14,017,868
Effect of exchange rate changes on foreign currency	38,197
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	11,566,943
Cost of shares repurchased	(28,064,509)
Net cash used in financing activities	(16,497,566)
Net decrease in cash	(2,441,501)
CASH:
Beginning of year	2,470,039
End of year	$28,538

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31,
Class N	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$9.65	$9.33	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.17 [4]	0.08	0.06
Net realized and unrealized gain (loss) on investments	1.94	0.33	(0.73)
Total income (loss) from investment operations	2.11	0.41	(0.67)
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.09)	—
Total distributions to shareholders	(0.02)	(0.09)	—
Net Asset Value, End of Period	$11.74	$9.65	$9.33
Total Return[3,5]	21.83%	4.43%	(6.70)%[6]
Ratio of net expenses to average net assets	1.12%	1.15%	1.15%[7]
Ratio of gross expenses to average net assets[8]	1.76%	2.63%	3.78%[7]
Ratio of net investment income to average net assets[3]	1.53%	0.87%	0.70%[7]
Portfolio turnover	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$807	$546	$2,295

AMG Managers Fairpointe ESG Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,		For the fiscal period ended October 31,
Class I	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$9.67	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.19 [4]	0.10	0.08
Net realized and unrealized gain (loss) on investments	1.94	0.32	(0.73)
Total income (loss) from investment operations	2.13	0.42	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.10)	—
Total distributions to shareholders	(0.10)	(0.10)	—
Net Asset Value, End of Period	$11.70	$9.67	$9.35
Total Return[3,5]	22.04%	4.65%	(6.50)%[6]
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%[7]
Ratio of gross expenses to average net assets[8]	1.54%	2.51%	3.53%[7]
Ratio of net investment income to average net assets[3]	1.75%	1.10%	0.95%[7]
Portfolio turnover	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$5,747	$6,489	$4,162

1	Commencement of operations was on December 23, 2014.
2	Per share numbers have been calculated using average shares.
3	Total returns and net investment income would have been lower had certain expenses not been offset.
4	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, and $0.08 for Class N and Class I, respectively.
5	The total return is calculated using the published Net Asset Value as of fiscal year end.
6	Not annualized.
7	Annualized.
8	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
9	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

154

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class N	2017	2016[1]
Net Asset Value, Beginning of Period	$10.85	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	(0.01)	0.04
Net realized and unrealized gains on investments	1.85	0.81
Total income from investment operations	1.84	0.85
Less Distributions to Shareholders from:
Net investment income	(0.09)	—
Net realized gain on investments	(0.73)	—
Total distributions to shareholders	(0.82)	—
Net Asset Value, End of Period	$11.87	$10.85
Total Return[3,4]	17.42%	8.50%[5]
Ratio of net expenses to average net assets	0.97%[6]	1.12%[7]
Ratio of gross expenses to average net assets[8]	1.50%	3.15%[7]
Ratio of net investment income (loss) to average net assets[3]	(0.09)%	0.39%[7]
Portfolio turnover	112%	146%[5,9]
Net assets end of period (000’s) omitted	$7,448	$489

155

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class I	2017	2016[1]
Net Asset Value, Beginning of Period	$10.88	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.06	0.08
Net realized and unrealized gains on investments	1.81	0.80
Total income from investment operations	1.87	0.88
Less Distributions to Shareholders from:
Net investment income	(0.10)	—
Net realized gain on investments	(0.73)	—
Total distributions to shareholders	(0.83)	—
Net Asset Value, End of Period	$11.92	$10.88
Total Return[3,4]	17.72%	8.80%[5]
Ratio of net expenses to average net assets	0.73%[6]	0.75%[7]
Ratio of gross expenses to average net assets[8]	1.20%	2.90%[7]
Ratio of net investment income to average net assets[3]	0.50%	0.81%[7]
Portfolio turnover	112%	146%[5,9]
Net assets end of period (000’s) omitted	$17,106	$11,312

156

AMG River Road Focused Absolute Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[10]
Net Asset Value, Beginning of Period	$12.18
Income (loss) from Investment Operations:
Net investment loss[2,3]	(0.01)
Net realized and unrealized loss on investments	(0.25)
Total loss from investment operations	(0.26)
Net Asset Value, End of Period	$11.92
Total Return[3,4]	(2.13)%[5]
Ratio of net expenses to average net assets	0.70%[6,7]
Ratio of gross expenses to average net assets[8]	1.32%[7]
Ratio of net investment loss to average net assets[3]	(0.59)%[7]
Portfolio turnover	112%[5]
Net assets end of period (000’s) omitted	$61

1	The commencement of operations for Class N and Class I shares was November 3, 2015.
2	Per share numbers have been calculated using average shares.
3	Total returns and net investment income would have been lower had certain expenses not been offset.
4	The total return is calculated using the published Net Asset Value as of fiscal year end.
5	Not annualized.
6	Includes reduction from broker recapture amounting to 0.03%, 0.02% and less than 0.01% for Class N, Class I and Class Z, respectively.
7	Annualized.
8	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
9	Portfolio turnover rate excludes securities received from processing a subscription in-kind.
10	The commencement of operations for Class Z shares was October 2, 2017.

157

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.56	$26.67	$29.59	$28.68	$25.31
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.05	0.07	0.10	0.23
Net realized and unrealized gain (loss) on investments	3.20	(0.33)	2.06	2.93	5.07
Total income (loss) from investment operations	3.18	(0.28)	2.13	3.03	5.30
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.08)	(0.05)	(0.16)	(0.22)
Net realized gain on investments	(1.94)	(6.75)	(5.00)	(1.96)	(1.71)
Total distributions to shareholders	(1.98)	(6.83)	(5.05)	(2.12)	(1.93)
Net Asset Value, End of Year	$20.76	$19.56	$26.67	$29.59	$28.68
Total Return[2,3]	17.99%	(1.77)%	7.93%	10.98%	22.61%
Ratio of net expenses to average net assets	1.15%[4]	1.12%	1.05%	1.03%	1.04%
Ratio of gross expenses to average net assets[5]	1.17%	1.12%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets[2]	(0.11)%	0.25%	0.28%	0.34%	0.88%
Portfolio turnover	42%	64%	12%	47%	51%
Net assets end of year (000’s) omitted	$259,324	$519,008	$835,725	$1,344,317	$2,190,074

158

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.70	$26.82	$29.80	$28.87	$25.46
Income (loss) from Investment Operations:
Net investment income[1,2]	0.02	0.10	0.14	0.17	0.30
Net realized and unrealized gain (loss) on investments	3.20	(0.31)	2.06	2.96	5.10
Total income (loss) from investment operations	3.22	(0.21)	2.20	3.13	5.40
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.16)	(0.18)	(0.24)	(0.28)
Net realized gain on investments	(1.95)	(6.75)	(5.00)	(1.96)	(1.71)
Total distributions to shareholders	(2.08)	(6.91)	(5.18)	(2.20)	(1.99)
Net Asset Value, End of Year	$20.84	$19.70	$26.82	$29.80	$28.87
Total Return[2,3]	18.21%	(1.51)%	8.21%	11.26%	22.95%
Ratio of net expenses to average net assets	0.92%[4]	0.87%	0.80%	0.78%	0.79%
Ratio of gross expenses to average net assets[5]	0.94%	0.87%	0.80%	0.78%	0.79%
Ratio of net investment income to average net assets[2]	0.12%	0.50%	0.53%	0.59%	1.13%
Portfolio turnover	42%	64%	12%	47%	51%
Net assets end of year (000’s) omitted	$642,461	$820,318	$1,344,231	$2,784,650	$3,035,623

159

AMG Managers Montag & Caldwell Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class R	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$19.14	$26.22	$29.21	$28.33	$25.02
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.07)	0.00 [6]	0.01	0.03	0.16
Net realized and unrealized gain (loss) on investments	3.15	(0.31)	2.01	2.91	5.01
Total income (loss) from investment operations	3.08	(0.31)	2.02	2.94	5.17
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	(0.01)	(0.10)	(0.15)
Net realized gain on investments	(1.90)	(6.75)	(5.00)	(1.96)	(1.71)
Total distributions to shareholders	(1.93)	(6.77)	(5.01)	(2.06)	(1.86)
Net Asset Value, End of Year	$20.29	$19.14	$26.22	$29.21	$28.33
Total Return[2,3]	17.77%	(2.02)%	7.66%	10.74%	22.30%
Ratio of net expenses to average net assets	1.39%[4]	1.37%	1.30%	1.28%	1.29%
Ratio of gross expenses to average net assets[5]	1.41%	1.37%	1.30%	1.28%	1.29%
Ratio of net investment income (loss) to average net assets[2]	(0.35)%	(0.02)%	0.03%	0.09%	0.63%
Portfolio turnover	42%	64%	12%	47%	51%
Net assets end of year (000’s) omitted	$674	$5,458	$5,877	$7,701	$10,099

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction from brokerage recapture amounting to 0.01%.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
6	Less than $0.005 or $(0.005) per share.

160

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.18	$12.67	$14.05	$13.99	$11.67
Income from Investment Operations:
Net investment income[1]	0.22 [2]	0.24 [2]	0.21	0.42	0.30
Net realized and unrealized gain (loss) on investments	1.54	0.65	(0.20)	0.89	2.73
Total income from investment operations	1.76	0.89	0.01	1.31	3.03
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.22)	(0.22)	(0.44)	(0.27)
Net realized gain on investments	(0.86)	(1.16)	(1.17)	(0.81)	(0.44)
Total distributions to shareholders	(1.07)	(1.38)	(1.39)	(1.25)	(0.71)
Net Asset Value, End of Year	$12.87	$12.18	$12.67	$14.05	$13.99
Total Return[1,3]	14.79%	7.88%	(0.23)%	9.89%	27.47%
Ratio of net expenses to average net assets	1.11%[4]	1.10%	1.10%	1.09%	1.09%
Ratio of gross expenses to average net assets[5]	1.12%	1.10%	1.10%	1.09%	1.09%
Ratio of net investment income to average net assets[1]	1.75%	2.00%	1.62%	2.96%	2.38%
Portfolio turnover	28%	47%	27%	32%	35%
Net assets end of year (000’s) omitted	$136,534	$295,797	$214,789	$349,937	$449,130

161

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.17	$12.66	$14.04	$13.98	$11.66
Income from Investment Operations:
Net investment income[1]	0.24 [2]	0.28 [2]	0.25	0.44	0.34
Net realized and unrealized gain (loss) on investments	1.55	0.64	(0.20)	0.90	2.72
Total income from investment operations	1.79	0.92	0.05	1.34	3.06
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.25)	(0.26)	(0.47)	(0.30)
Net realized gain on investments	(0.86)	(1.16)	(1.17)	(0.81)	(0.44)
Total distributions to shareholders	(1.10)	(1.41)	(1.43)	(1.28)	(0.74)
Net Asset Value, End of Year	$12.86	$12.17	$12.66	$14.04	$13.98
Total Return[1,3]	15.07%	8.15%	0.02%	10.18%	27.81%
Ratio of net expenses to average net assets	0.86%[4]	0.85%	0.85%	0.84%	0.84%
Ratio of gross expenses to average net assets[5]	0.87%	0.85%	0.85%	0.84%	0.84%
Ratio of net investment income to average net assets[1]	1.93%	2.30%	1.87%	3.21%	2.63%
Portfolio turnover	28%	47%	27%	32%	35%
Net assets end of year (000’s) omitted	$788,023	$555,064	$635,189	$788,322	$779,859

162

AMG River Road Dividend All Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[6]
Net Asset Value, Beginning of Period	$12.80
Income from Investment Operations:
Net investment income[1]	0.01 [2]
Net realized and unrealized gains on investments	0.07
Total income from investment operations	0.08
Less Distributions to Shareholders from:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net Asset Value, End of Period	$12.86
Total Return[1,3]	0.59%[7]
Ratio of net expenses to average net assets	0.78%[4,8]
Ratio of gross expenses to average net assets[5]	0.79%[8]
Ratio of net investment income to average net assets[1]	0.79%[8]
Portfolio turnover	28%[7]
Net assets end of period (000’s) omitted	$257

1	Total returns and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction from broker recapture amounting to less than 0.01%.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
6	The commencement of operations for Class Z shares was October 2, 2017.
7	Not annualized.
8	Annualized.

163

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$13.52	$12.99	$13.69	$12.89	$10.44
Income (loss) from Investment Operations:
Net investment income[1]	0.24 [2]	0.26 [2]	0.22 [2]	0.36	0.22
Net realized and unrealized gain (loss) on investments	1.80	0.71	(0.26)	0.96	2.46
Total income (loss) from investment operations	2.04	0.97	(0.04)	1.32	2.68
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.25)	(0.23)	(0.38)	(0.23)
Net realized gain on investments	(0.56)	(0.19)	(0.43)	(0.14)	(0.00)[3]
Total distributions to shareholders	(0.76)	(0.44)	(0.66)	(0.52)	(0.23)
Net Asset Value, End of Year	$14.80	$13.52	$12.99	$13.69	$12.89
Total Return[1,4]	15.33%	7.61%	(0.47)%	10.46%	25.99%
Ratio of net expenses to average net assets	1.20%[5]	1.18%	1.15%	1.25%	1.30%
Ratio of gross expenses to average net assets[6]	1.20%	1.18%	1.15%	1.17%	1.37%
Ratio of net investment income to average net assets[1]	1.69%	1.99%	1.62%	2.72%	1.76%
Portfolio turnover	27%	34%	35%	29%	28%
Net assets end of year (000’s) omitted	$3,090	$3,394	$2,930	$7,037	$3,634

164

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$13.53	$13.00	$13.69	$12.89	$10.45
Income (loss) from Investment Operations:
Net investment income[1]	0.28 [2]	0.29 [2]	0.25 [2]	0.39	0.25
Net realized and unrealized gain (loss) on investments	1.80	0.71	(0.25)	0.96	2.45
Total income from investment operations	2.08	1.00	—	1.35	2.70
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.28)	(0.26)	(0.41)	(0.26)
Net realized gain on investments	(0.56)	(0.19)	(0.43)	(0.14)	(0.00)[3]
Total distributions to shareholders	(0.79)	(0.47)	(0.69)	(0.55)	(0.26)
Net Asset Value, End of Year	$14.82	$13.53	$13.00	$13.69	$12.89
Total Return[1,4]	15.65%	7.87%	(0.13)%	10.73%	26.30%
Ratio of net expenses to average net assets	0.91%[5]	0.93%	0.90%	1.00%	1.05%
Ratio of gross expenses to average net assets[6]	0.91%	0.93%	0.90%	0.92%	1.12%
Ratio of net investment income to average net assets[1]	1.96%	2.24%	1.87%	2.97%	2.01%
Portfolio turnover	27%	34%	35%	29%	28%
Net assets end of year (000’s) omitted	$118,876	$114,532	$121,414	$125,660	$86,240

165

AMG River Road Dividend All Cap Value Fund II

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[7]
Net Asset Value, Beginning of Period	$14.74
Income (loss) from Investment Operations:
Net investment loss[1]	(0.01)[2]
Net realized and unrealized gains on investments	0.11
Total income from investment operations	0.10
Less Distributions to Shareholders from:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net Asset Value, End of Period	$14.82
Total Return[1,4]	0.65%[8]
Ratio of net expenses to average net assets	0.90%[5,9]
Ratio of gross expenses to average net assets[6]	0.90%[9]
Ratio of net investment loss to average net assets[1]	(0.47)%[9]
Portfolio turnover	27%[8]
Net assets end of period (000’s) omitted	$321

1	Total returns and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	Less than $0.005 or $(0.005) per share.
4	The total return is calculated using the published Net Asset Value as of fiscal year end.
5	Includes reduction from broker recapture amounting to less than 0.01%.
6	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
7	The commencement of operations for Class Z shares was October 2, 2017.
8	Not annualized.
9	Annualized.

166

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$37.48	$37.56	$46.89	$45.40	$32.79
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.16	0.12	(0.06)	0.17
Net realized and unrealized gain (loss) on investments	6.33	1.92	(1.83)	5.82	13.48
Total income (loss) from investment operations	6.31	2.08	(1.71)	5.76	13.65
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.11)	(0.04)	—	(0.30)
Net realized gain on investments	(1.71)	(2.05)	(7.58)	(4.27)	(0.74)
Total distributions to shareholders	(1.84)	(2.16)	(7.62)	(4.27)	(1.04)
Net Asset Value, End of Year	$41.95	$37.48	$37.56	$46.89	$45.40
Total Return[2,3]	16.87%	6.01%	(5.02)%	13.32%	42.88%
Ratio of net expenses to average net assets	1.12%	1.12%	1.11%	1.10%	1.11%
Ratio of gross expenses to average net assets[4]	1.13%	1.12%	1.11%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets[2]	(0.05)%	0.44%	0.27%	(0.12)%	0.42%
Portfolio turnover	28%	24%	32%	50%	37%
Net assets end of year (000’s) omitted	$1,292,107	$1,374,982	$1,861,753	$2,432,815	$2,370,432

167

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$38.39	$38.44	$47.74	$46.10	$33.28
Income (loss) from Investment Operations:
Net investment income[1,2]	0.08	0.25	0.23	0.05	0.28
Net realized and unrealized gain (loss) on investments	6.49	1.98	(1.89)	5.92	13.67
Total income (loss) from investment operations	6.57	2.23	(1.66)	5.97	13.95
Less Distributions to Shareholders from:
Net investment income	(0.24)	(0.23)	(0.06)	(0.06)	(0.39)
Net realized gain on investments	(1.75)	(2.05)	(7.58)	(4.27)	(0.74)
Total distributions to shareholders	(1.99)	(2.28)	(7.64)	(4.33)	(1.13)
Net Asset Value, End of Year	$42.97	$38.39	$38.44	$47.74	$46.10
Total Return[2,3]	17.16%	6.26%	(4.78)%	13.61%	43.23%
Ratio of net expenses to average net assets	0.87%	0.87%	0.86%	0.85%	0.86%
Ratio of gross expenses to average net assets[4]	0.88%	0.87%	0.86%	0.85%	0.86%
Ratio of net investment income to average net assets[2]	0.20%	0.68%	0.52%	0.13%	0.67%
Portfolio turnover	28%	24%	32%	50%	37%
Net assets end of year (000’s) omitted	$2,668,464	$2,135,998	$2,838,642	$3,531,114	$2,521,876

168

AMG Managers Fairpointe Mid Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[5]
Net Asset Value, Beginning of Period	$44.24
Income (loss) from Investment Operations:
Net investment income[1,2]	0.00 [6]
Net realized and unrealized loss on investments	(1.26)
Total loss from investment operations	(1.26)
Net Asset Value, End of Period	$42.98
Total Return[2,3]	(2.85)%[7]
Ratio of net expenses to average net assets	0.79%[8]
Ratio of gross expenses to average net assets[4]	0.80%[8]
Ratio of net investment income to average net assets[2]	0.01%[8]
Portfolio turnover	28%[7]
Net assets end of period (000’s) omitted	$9,625

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
5	Commencement of operations was on October 2, 2017.
6	Less than $0.005 or $(0.005) per share.
7	Not annualized.
8	Annualized.

169

AMG Managers Montag & Caldwell Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.19	$11.57	$11.99	$12.77	$10.36

Income (loss) from Investment Operations:
Net investment loss[2]	(0.08)[3]	(0.07)[3]	(0.08)	(0.06)[3]	(0.07)
Net realized and unrealized gains on investments	1.92	0.02	0.65	1.20	2.58
Total income (loss) from investment operations	1.84	(0.05)	0.57	1.14	2.51
Less Distributions to Shareholders from:
Net investment income	(0.03)	—	—	—	—
Net realized gain on investments	(0.74)	(1.33)	(0.99)	(1.92)	(0.10)
Total distributions to shareholders	(0.77)	(1.33)	(0.99)	(1.92)	(0.10)
Net Asset Value, End of Year	$11.26	$10.19	$11.57	$11.99	$12.77
Total Return[2,4]	19.09%	(0.60)%	4.81%	9.75%	24.51%
Ratio of net expenses to average net assets	1.23%[6]	1.25%	1.25%	1.25%	1.25%
Ratio of gross expenses to average net assets[8]	1.86%	2.12%	2.10%	2.16%	1.85%
Ratio of net investment loss to average net assets[2]	(0.73)%	(0.64)%	(0.60)%	(0.55)%	(0.58)%
Portfolio turnover	49%	39%	58%	33%	74%
Net assets end of year (000’s) omitted	$4,574	$4,216	$4,890	$7,633	$11,402

170

AMG Managers Montag & Caldwell Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class I	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$10.25	$11.61	$12.00	$11.36
Income (loss) from Investment Operations:
Net investment loss[2]	(0.05)[3]	(0.04)[3]	(0.04)	(0.04)[3]
Net realized and unrealized gains on investments	1.92	0.01	0.64	0.68
Total income (loss) from investment operations	1.87	(0.03)	0.60	0.64
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	—	—
Net realized gain on investments	(0.74)	(1.33)	(0.99)	—
Total distributions to shareholders	(0.80)	(1.33)	(0.99)	—
Net Asset Value, End of Period	$11.32	$10.25	$11.61	$12.00
Total Return[2,4]	19.35%	(0.41)%	5.08%	5.63%[5]
Ratio of net expenses to average net assets	0.99%[6]	1.00%	1.00%	1.00%[7]
Ratio of gross expenses to average net assets[8]	1.62%	1.86%	1.85%	2.27%[7]
Ratio of net investment loss to average net assets[2]	(0.48)%	(0.38)%	(0.35)%	(0.68)%[7]
Portfolio turnover	49%	39%	58%	33%[5]
Net assets end of period (000’s) omitted	$4,716	$3,982	$6,163	$3,867

1	The commencement of operations for Class I shares was May 13, 2014.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Per share numbers have been calculated using average shares.
4	The total return is calculated using the published Net Asset Value as of fiscal year end.
5	Not annualized.
6	Includes reduction from brokerage recapture amounting to 0.01%.
7	Annualized.
8	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

171

AMG Managers LMCG Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.19	$14.47	$14.76	$14.71	$11.42
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.09)[3]	(0.11)	(0.15)	(0.13)	0.00 [4]
Net realized and unrealized gain (loss) on investments	3.20	(2.17)	0.40	2.21	4.18
Total income (loss) from investment operations	3.11	(2.28)	0.25	2.08	4.18
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	—	(0.00)[4]	(0.54)	(2.03)	(0.89)
Total distributions to shareholders	—	(0.00)[4]	(0.54)	(2.03)	(0.89)
Net Asset Value, End of Year	$15.30	$12.19	$14.47	$14.76	$14.71
Total Return[2,5]	25.51%	(15.74)%	1.65%	15.18%	39.31%
Ratio of net expenses to average net assets	1.23%[6]	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets[7]	1.36%	1.51%	1.53%	1.67%	2.03%
Ratio of net investment income (loss) to average net assets[2]	(0.65)%	(1.00)%	(1.00)%	(0.90)%	0.02%
Portfolio turnover	151%	138%	79%	144%	186%[8]
Net assets end of year (000’s) omitted	$45,902	$53,816	$154,394	$37,099	$32,045

172

AMG Managers LMCG Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.36	$14.64	$14.89	$14.81	$11.46
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.07)[3]	(0.08)	(0.12)	(0.09)	0.04
Net realized and unrealized gain (loss) on investments	3.25	(2.20)	0.41	2.23	4.20
Total income (loss) from investment operations	3.18	(2.28)	0.29	2.14	4.24
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.03)	—
Net realized gain on investments	—	(0.00)[4]	(0.54)	(2.03)	(0.89)
Total distributions to shareholders	—	(0.00)[4]	(0.54)	(2.06)	(0.89)
Net Asset Value, End of Year	$15.54	$12.36	$14.64	$14.89	$14.81
Total Return[2,5]	25.73%	(15.56)%	1.91%	15.51%	39.72%
Ratio of net expenses to average net assets	1.05%[6]	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets[7]	1.18%	1.25%	1.28%	1.42%	1.78%
Ratio of net investment income (loss) to average net assets[2]	(0.47)%	(0.59)%	(0.75)%	(0.65)%	0.27%
Portfolio turnover	151%	138%	79%	144%	186%[8]
Net assets end of year (000’s) omitted	$79,652	$58,020	$76,989	$15,083	$8,496

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), and $(0.09) for Class N and Class I, respectively.
4	Less than $0.005 or $(0.005) per share.
5	The total return is calculated using the published Net Asset Value as of fiscal year end.
6	Includes reduction from brokerage recapture amounting to 0.01%.
7	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
8	Portfolio turnover rate excludes securities received from the reorganization.

173

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$7.04	$7.63	$8.77	$10.28	$8.50
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.03)	(0.04)	(0.04)	(0.03)	0.07
Net realized and unrealized gains on investments	1.81	0.56	0.33	0.03	2.34
Total income from investment operations	1.78	0.52	0.29	—	2.41
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	(0.02)	(0.12)
Net realized gain on investments	(0.58)	(1.11)	1.43	(1.49)	(0.51)
Total distributions to shareholders	(0.59)	(1.11)	(1.43)	(1.51)	(0.63)
Net Asset Value, End of Year	$8.23	$7.04	$7.63	$8.77	$10.28
Total Return[2,3]	26.18%	8.55%	3.26%	(0.23)%	30.44%
Ratio of net expenses to average net assets	1.35%[4]	1.50%	1.49%	1.45%	1.46%
Ratio of gross expenses to average net assets[5]	1.46%	1.62%	1.49%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets[2]	(0.33)%	(0.52)%	(0.52)%	(0.36)%	0.78%
Portfolio turnover	57%	65%	59%	64%	71%
Net assets end of year (000’s) omitted	$7,810	$4,942	$5,038	$8,388	$19,099

174

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$7.16	$7.76	$8.88	$10.38	$8.58
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.00	(0.02)	(0.02)	(0.01)	0.10
Net realized and unrealized gains on investments	1.84	0.55	0.33	0.04	2.36
Total income from investment operations	1.84	0.53	0.31	0.03	2.46
Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.02)	—	(0.04)	(0.15)
Net realized gain on investments	(0.59)	(1.11)	(1.43)	(1.49)	(0.51)
Total distributions to shareholders	(0.62)	(1.13)	(1.43)	(1.53)	(0.66)
Net Asset Value, End of Year	$8.38	$7.16	$7.76	$8.88	$10.38
Total Return[2,3]	26.63%	8.64%	3.60%	0.00%	30.74%
Ratio of net expenses to average net assets	1.10%[4]	1.25%	1.24%	1.20%	1.21%
Ratio of gross expenses to average net assets[5]	1.21%	1.38%	1.24%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets[2]	(0.06)%	(0.24)%	(0.27)%	(0.11)%	1.03%
Portfolio turnover	57%	65%	59%	64%	71%
Net assets end of year (000’s) omitted	$36,547	$34,913	$92,073	$176,166	$198,220

175

AMG River Road Small-Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[6]
Net Asset Value, Beginning of Period	$8.48
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)
Net realized and unrealized loss on investments	(0.10)
Total loss from investment operations	(0.11)
Net Asset Value, End of Period	$8.37
Total Return[2,3]	(1.30)%[7]
Ratio of net expenses to average net assets	1.04%[4,8]
Ratio of gross expenses to average net assets[5]	1.48%[8]
Ratio of net investment loss to average net assets[2]	(0.71)%[8]
Portfolio turnover	57%[7]
Net assets end of period (000’s) omitted	$49

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction of brokerage recapture amounting to 0.01%.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
6	The commencement of operations was October 2, 2017.
7	Not annualized.
8	Annualized.

176

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.29	$12.20	$13.53	$17.05	$13.56
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)[2]	(0.04)[2]	(0.06)[2]	(0.04)[2]	0.16
Net realized and unrealized gains on investments	2.88	0.85	0.72	0.14	3.98
Total income from investment operations	2.83	0.81	0.66	0.10	4.14
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.04)	(0.22)
Net realized gain on investments	(0.66)	(0.72)	(1.99)	(3.58)	(0.43)
Total distributions to shareholders	(0.66)	(0.72)	(1.99)	(3.62)	(0.65)
Net Asset Value, End of Year	$14.46	$12.29	$12.20	$13.53	$17.05
Total Return[1,3]	23.43%	7.22%	5.15%	(0.05)%	31.98%
Ratio of net expenses to average net assets	1.35%[4]	1.34%	1.34%	1.33%	1.34%
Ratio of gross expenses to average net assets[5]	1.36%	1.34%	1.34%	1.33%	1.34%
Ratio of net investment income (loss) to average net assets[1]	(0.36)%	(0.31)%	(0.45)%	(0.26)%	1.03%
Portfolio turnover	42%	57%	61%	66%	56%
Net assets end of year (000’s) omitted	$31,657	$21,765	$25,246	$49,049	$56,793

177

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.44	$12.31	$13.60	$17.13	$13.62
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)[2]	(0.01)[2]	(0.03)[2]	(0.00)[2,6]	0.19
Net realized and unrealized gains on investments	2.92	0.86	0.73	0.13	4.01
Total income from investment operations	2.91	0.85	0.70	0.13	4.20
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.08)	(0.26)
Net realized gain on investments	(0.67)	(0.72)	(1.99)	(3.58)	(0.43)
Total distributions to shareholders	(0.67)	(0.72)	(1.99)	(3.66)	(0.69)
Net Asset Value, End of Year	$14.68	$12.44	$12.31	$13.60	$17.13
Total Return[1,3]	23.80%	7.50%	5.45%	0.16%	32.36%
Ratio of net expenses to average net assets	1.10%[4]	1.09%	1.09%	1.08%	1.09%
Ratio of gross expenses to average net assets[5]	1.11%	1.09%	1.09%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets[1]	(0.11)%	(0.06)%	(0.20)%	(0.01)%	1.28%
Portfolio turnover	42%	57%	61%	66%	56%
Net assets end of year (000’s) omitted	$279,574	$246,753	$245,192	$250,173	$252,804

178

AMG River Road Small Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[7]
Net Asset Value, Beginning of Period	$14.68
Income from Investment Operations:
Net investment loss[1]	(0.01)[2]
Net realized and unrealized gains on investments	0.01
Total income from investment operations	—
Net Asset Value, End of Period	$14.68
Total Return[1,3]	0.00%[8]
Ratio of net expenses to average net assets	1.03%[9]
Ratio of gross expenses to average net assets[5]	1.03%[9]
Ratio of net investment loss to average net assets[1]	(0.58)%[9]
Portfolio turnover	42%[8]
Net assets end of period (000’s) omitted	$154

1	Total returns and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction of brokerage recapture amounting to less than 0.01%.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
6	Less than $0.005 or $(0.005) per share.
7	The commencement of operations was October 2, 2017.
8	Not annualized.
9	Annualized.

179

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.43	$15.20	$15.20	$14.54	$10.90
Income from Investment Operations:
Net investment income (loss)[1]	(0.02)[2]	0.02 [2]	0.01 [2]	0.01	0.01 [2]
Net realized and unrealized gains on investments	4.00	0.80	0.31	1.16	3.77
Total income from investment operations	3.98	0.82	0.32	1.17	3.78
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	(0.02)	(0.00)[3]	(0.11)
Net realized gain on investments	(0.13)	(0.55)	(0.30)	(0.51)	(0.03)
Total distributions to shareholders	(0.13)	(0.59)	(0.32)	(0.51)	(0.14)
Net Asset Value, End of Year	$19.28	$15.43	$15.20	$15.20	$14.54
Total Return[1,4]	25.83%	5.73%	2.14%	8.18%	35.09%
Ratio of net expenses to average net assets	1.37%[5]	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets[6]	1.43%	1.45%	1.47%	1.61%	2.05%
Ratio of net investment income (loss) to average net assets[1]	(0.12)%	0.16%	0.04%	0.04%	0.04%
Portfolio turnover	40%	32%	36%	32%	37%
Net assets end of year (000’s) omitted	$25,451	$20,228	$19,061	$6,673	$4,049

180

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$15.56	$15.30	$15.27	$14.59	$10.93
Income from Investment Operations:
Net investment income[1]	0.02 [2]	0.06 [2]	0.04 [2]	0.05	0.04 [2]
Net realized and unrealized gains on investments	4.03	0.81	0.32	1.17	3.78
Total income from investment operations	4.05	0.87	0.36	1.22	3.82
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.06)	(0.03)	(0.03)	(0.13)
Net realized gain on investments	(0.13)	(0.55)	(0.30)	(0.51)	(0.03)
Total distributions to shareholders	(0.17)	(0.61)	(0.33)	(0.54)	(0.16)
Net Asset Value, End of Year	$19.44	$15.56	$15.30	$15.27	$14.59
Total Return[1,4]	26.07%	6.04%	2.37%	8.47%	35.39%
Ratio of net expenses to average net assets	1.12%[5]	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets[6]	1.18%	1.21%	1.22%	1.36%	1.80%
Ratio of net investment income to average net assets[1]	0.12%	0.40%	0.29%	0.29%	0.29%
Portfolio turnover	40%	32%	36%	32%	37%
Net assets end of year (000’s) omitted	$241,626	$181,964	$145,402	$62,215	$29,219

181

AMG Managers Silvercrest Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[7]
Net Asset Value, Beginning of Period	$19.24
Income from Investment Operations:
Net investment loss[1]	(0.01)[2]
Net realized and unrealized gains on investments	0.22
Total income from investment operations	0.21
Net Asset Value, End of Period	$19.45
Total Return[1,4]	1.09%[8]
Ratio of net expenses to average net assets	1.08%[5,9]
Ratio of gross expenses to average net assets[6]	1.08%[9]
Ratio of net investment loss to average net assets[1]	(0.44)%[9]
Portfolio turnover	40%[8]
Net assets end of period (000’s) omitted	$206

1	Total returns and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	Less than $0.005 or $(0.005) per share.
4	The total return is calculated using the published Net Asset Value as of fiscal year end.
5	Includes reduction of brokerage recapture amounting to 0.03%, 0.03%, and 0.01% for Class N, Class I and Class Z, respectively.
6	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
7	The commencement of operations for Class Z shares was October 2, 2017.
8	Not annualized.
9	Annualized.

182

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$3.58	$18.59	$22.07	$24.06	$20.52
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)	(0.06)	(0.12)	(0.13)	(0.03)
Net realized and unrealized gain (loss) on investments	1.14	(0.62)	(0.62)	0.30	5.55
Total income (loss) from investment operations	1.11	(0.68)	(0.74)	0.17	5.52
Less Distributions to Shareholders from:
Net realized gain on investments	(0.01)	(14.33)	(2.74)	(2.16)	(1.98)
Total distributions to shareholders	(0.01)	(14.33)	(2.74)	(2.16)	(1.98)
Net Asset Value, End of Year	$4.68	$3.58	$18.59	$22.07	$24.06
Total Return[2,3]	30.91%	(4.39)%	(4.12)%	0.57%	29.52%
Ratio of net expenses to average net assets	1.23%[4]	1.36%	1.31%	1.31%	1.31%
Ratio of gross expenses to average net assets[2,5]	1.51%	1.39%	1.31%	1.31%	1.31%
Ratio of net investment loss to average net assets[2]	(0.72)%	(0.76)%	(0.58)%	(0.57)%	(0.16)%
Portfolio turnover	24%	106%[6]	65%	70%	71%[6,7]
Net assets end of year (000’s) omitted	$26,671	$30,977	$241,283	$336,350	$533,627

183

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$4.27	$19.30	$22.76	$24.69	$20.96
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	(0.05)	(0.07)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	1.37	(0.65)	(0.65)	0.30	5.69
Total income (loss) from investment operations	1.35	(0.70)	(0.72)	0.23	5.71
Less Distributions to Shareholders from:
Net realized gain on investments	(0.01)	(14.33)	(2.74)	(2.16)	(1.98)
Total distributions to shareholders	(0.01)	(14.33)	(2.74)	(2.16)	(1.98)
Net Asset Value, End of Year	$5.61	$4.27	$19.30	$22.76	$24.69
Total Return[2,3]	31.57%	(4.27)%	(3.93)%	0.86%	29.84%
Ratio of net expenses to average net assets	1.00%[4]	1.11%	1.06%	1.06%	1.06%
Ratio of gross expenses to average net assets[2,5]	1.28%	1.16%	1.06%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets[2]	(0.49)%	(0.53)%	(0.33)%	(0.32)%	0.09%
Portfolio turnover	24%	106%[6]	65%	70%	71%[6,7]
Net assets end of year (000’s) omitted	$9,798	$11,032	$307,403	$469,518	$792,172

184

AMG GW&K U.S. Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[8]
Net Asset Value, Beginning of Period	$4.85
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.02)
Net realized and unrealized gains on investments	0.78
Total income from investment operations	0.76
Net Asset Value, End of Period	$5.61
Total Return[2,3]	15.67%[9]
Ratio of net expenses to average net assets	0.89%[4,10]
Ratio of gross expenses to average net assets[2,5]	1.13%[10]
Ratio of net investment loss to average net assets[2]	(0.47)%[10]
Portfolio turnover	24%[9]
Net assets end of period (000’s) omitted	$143

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction of brokerage recapture amounting to 0.05%, 0.05%, and 0.01% for Class N, Class I and Class Z, respectively.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
6	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
7	Portfolio turnover rate excludes securities received from processing a subscription in-kind.
8	The commencement of operations for Class Z shares was February 24, 2017.
9	Not annualized.
10	Annualized.

185

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.77	$10.60	$10.86	$10.65	$11.10
Income (loss) from Investment Operations:
Net investment income[1,2]	0.27	0.31	0.38	0.40	0.30
Net realized and unrealized gain (loss) on investments	0.01	0.17	(0.27)	0.22	(0.33)
Total income (loss) from investment operations	0.28	0.48	0.11	0.62	(0.03)
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.31)	(0.37)	(0.41)	(0.36)
Net realized gain on investments	(0.02)	—	—	—	(0.06)
Distributions from return of capital	(0.05)	—	—	—	—
Total distributions to shareholders	(0.37)	(0.31)	(0.37)	(0.41)	(0.42)
Net Asset Value, End of Year	$10.68	$10.77	$10.60	$10.86	$10.65
Total Return[2,3]	2.68%	4.62%	1.04%	5.96%	(0.28)%
Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of gross expenses to average net assets[4]	1.02%	1.02%	1.05%	1.08%	1.04%
Ratio of net investment income to average net assets[2]	2.58%	2.84%	3.32%	3.72%	2.77%
Portfolio turnover	106%	78%	59%	117%	125%
Net assets end of year (000’s) omitted	$169,646	$308,703	$188,286	$49,147	$66,368

186

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.76	$10.60	$10.86	$10.65	$11.10
Income (loss) from Investment Operations:
Net investment income[1,2]	0.30	0.33	0.41	0.44	0.33
Net realized and unrealized gain (loss) on investments	0.01	0.17	(0.27)	0.21	(0.33)
Total income from investment operations	0.31	0.50	0.14	0.65	—
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.34)	(0.40)	(0.44)	(0.39)
Net realized gain on investments	(0.02)	—	—	—	(0.06)
Distributions from return of capital	(0.05)	—	—	—	—
Total distributions to shareholders	(0.40)	(0.34)	(0.40)	(0.44)	(0.45)
Net Asset Value, End of Year	$10.67	$10.76	$10.60	$10.86	$10.65
Total Return[2,3]	2.95%	4.79%	1.28%	6.22%	(0.03)%
Ratio of net expenses to average net assets	0.68%	0.69%	0.69%	0.69%	0.69%
Ratio of gross expenses to average net assets[4]	0.76%	0.77%	0.80%	0.83%	0.79%
Ratio of net investment income to average net assets[2]	2.83%	3.11%	3.57%	3.97%	3.02%
Portfolio turnover	106%	78%	59%	117%	125%
Net assets end of year (000’s) omitted	$507,600	$398,514	$304,051	$158,198	$110,018

187

AMG Managers DoubleLine Core Plus Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[5]
Net Asset Value, Beginning of Period	$10.69
Income (loss) from Investment Operations:
Net investment income[1,2]	0.03
Net realized and unrealized loss on investments	(0.01)
Total income from investment operations	0.02
Less Distributions to Shareholders from:
Net investment income	(0.03)
Distributions from return of capital	(0.00)[6]
Total distributions to shareholders	(0.03)
Net Asset Value, End of Period	$10.68
Total Return[2,3]	0.17%[7]
Ratio of net expenses to average net assets	0.60%[8]
Ratio of gross expenses to average net assets[4]	0.63%[8]
Ratio of net investment income to average net assets[2]	2.74%[8]
Portfolio turnover	106%[7]
Net assets end of period (000’s) omitted	$1,597

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
5	The commencement of operations was October 2, 2017.
6	Less than $(0.005) per share.
7	Not annualized.
8	Annualized.

188

AMG Managers Lake Partners LASSO Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.81	$12.76	$13.64	$13.34	$12.39
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.05)	0.02	(0.04)	(0.07)	0.00 [3]
Net realized and unrealized gain (loss) on investments	0.70	(0.17)	(0.34)	0.50 [4]	1.11
Total income (loss) from investment operations	0.65	(0.15)	(0.38)	0.43	1.11
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.09)	(0.16)
Net realized gain on investments	(0.05)	(0.80)	(0.50)	(0.04)	—
Total distributions to shareholders	(0.05)	(0.80)	(0.50)	(0.13)	(0.16)
Net Asset Value, End of Year	$12.41	$11.81	$12.76	$13.64	$13.34
Total Return[2,5]	5.51%	(1.18)%	(2.87)%	3.27%	9.05%
Ratio of net expenses to average net assets[6]	1.40%	1.40%	1.41%	1.43%	1.45%
Ratio of gross expenses to average net assets[6,7]	1.49%	1.47%	1.43%	1.41%	1.43%[8]
Ratio of net investment income (loss) to average net assets[2]	(0.42)%	0.13%	(0.31)%	(0.53)%	(0.03)%
Portfolio turnover	29%	30%	73%	46%	44%
Net assets end of year (000’s) omitted	$8,880	$32,630	$40,667	$44,386	$54,388

189

AMG Managers Lake Partners LASSO Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.86	$12.81	$13.69	$13.38	$12.42
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.07	(0.01)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments	0.70	(0.19)	(0.33)[4]	0.51 [4]	1.11
Total income (loss) from investment operations	0.68	(0.12)	(0.34)	0.47	1.14
Less Distributions to Shareholders from:
Net investment income	—	(0.03)	(0.04)	(0.12)	(0.18)
Net realized gain on investments	(0.05)	(0.80)	(0.50)	(0.04)	—
Total distributions to shareholders	(0.05)	(0.83)	(0.54)	(0.16)	(0.18)
Net Asset Value, End of Year	$12.49	$11.86	$12.81	$13.69	$13.38
Total Return[2,5]	5.74%	(0.91)%	(2.62)%	3.56%	9.31%
Ratio of net expenses to average net assets[6]	1.15%	1.15%	1.16%	1.18%	1.20%
Ratio of gross expenses to average net assets[6,7]	1.24%	1.22%	1.18%	1.16%	1.18%[8]
Ratio of net investment income (loss) to average net assets[2]	(0.17)%	0.57%	(0.06)%	(0.28)%	0.22%
Portfolio turnover	29%	30%	73%	46%	44%
Net assets end of year (000’s) omitted	$41,245	$70,054	$169,072	$477,157	$416,475

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Less than $0.005 or $(0.005) per share.
4	Includes capital contribution of less than $0.005 per share.
5	The total return is calculated using the published Net Asset Value as of fiscal year end.
6	Does not include expenses of the underlying funds in which the Fund invests.
7	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
8	Ratios of expenses to average net assets includes Earnings credits of less than 0.005% for each of the fiscal years ended October 31, 2013 and October 31, 2012, which is not included in the contractual expense limitation.

190

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.04	$11.48	$11.35	$12.02	$10.73
Income (loss) from Investment Operations:
Net investment loss[1]	(0.25)[2]	(0.19)[2]	(0.14)[2]	(0.19)	(0.17)[2]
Net realized and unrealized gain (loss) on investments	1.54	0.13	0.57	(0.19)	2.02
Total income (loss) from investment operations	1.29	(0.06)	0.43	(0.38)	1.85
Less Distributions to Shareholders from:
Net realized gain on investments	—	(0.38)	(0.30)	(0.29)	(0.56)
Total distributions to shareholders	—	(0.38)	(0.30)	(0.29)	(0.56)
Net Asset Value, End of Year	$12.33	$11.04	$11.48	$11.35	$12.02
Total Return[1,3]	11.69%	(0.52)%	3.79%	(3.27)%	18.14%
Ratio of net expenses to average net assets[4]	3.60%[5]	3.46%	2.89%	2.58%	2.38%
Ratio of gross expenses to average net assets[6]	3.75%	3.62%	2.87%	2.53%	2.54%
Ratio of net investment loss to average net assets[1]	(2.23)%	(1.75)%	(1.19)%	(1.590)%	(1.46)%
Portfolio turnover	186%	298%	279%	303%	291%
Net assets end of year (000’s) omitted	$5,508	$8,713	$27,983	$109,140	$108,966

191

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,				For the fiscal period ended October 31,
Class I	2017	2016	2015	2014	2013[7]
Net Asset Value, Beginning of Period	$11.15	$11.56	$11.40	$12.05	$10.96
Income (loss) from Investment Operations:
Net investment loss[1]	(0.24)[2]	(0.18)[2]	(0.11)[2]	(0.16)	(0.10)[2]
Net realized and unrealized gain (loss) on investments	1.57	(0.15)	0.57	(0.20)	1.19
Total income (loss) from investment operations	1.33	(0.03)	0.46	(0.36)	1.09
Less Distributions to Shareholders from:
Net realized gain on investments	—	(0.38)	(0.30)	(0.29)	—
Total distributions to shareholders	—	(0.38)	(0.30)	(0.29)	—
Net Asset Value, End of Period	$12.48	$11.15	$11.56	$11.40	$12.05
Total Return[1,3]	11.93%	(0.24)%	4.04%	(3.01)%	9.85%[8]
Ratio of net expenses to average net assets[4]	3.35%[5]	3.24%	2.64%	2.33%	2.10%[9]
Ratio of gross expenses to average net assets[6]	3.50%	3.39%	2.62%	2.28%	2.20%[9]
Ratio of net investment loss to average net assets[1]	(1.98)%	(1.67)%	(0.94)%	(1.34)%	(1.33)%[9]
Portfolio turnover	186%	298%	279%	303.0%	291%[8]
Net assets end of period (000’s) omitted	$29,030	$37,549	$49,088	$110,271	$71,175

192

AMG River Road Long-Short Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[10]
Net Asset Value, Beginning of Period	$12.53
Income (loss) from Investment Operations:
Net investment loss[1]	(0.02)[2]
Net realized and unrealized loss on investments	(0.02)
Total loss from investment operations	(0.04)
Net Asset Value, End of Period	$12.49
Total Return[1,3]	(0.32)%[8]
Ratio of net expenses to average net assets[4]	3.38%[5,9]
Ratio of gross expenses to average net assets[6]	3.38%[9]
Ratio of net investment loss to average net assets[1]	(2.74)%[9]
Portfolio turnover	186%[8]
Net assets end of period (000’s) omitted	$25

1	Total returns and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.48%, 1.23% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2017, and 1.70% and 1.45% for Class N and Class I, respectively, for each of the fiscal periods ended 2016, 2015, 2014 and 2014.
5	Includes reduction of brokerage recapture amounting to 0.02%, 0.02%, and less than 0.01% for Class N, Class I and Class Z, respectively.
6	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
7	The commencement of operations was March 1, 2013.
8	Not annualized.
9	Annualized.
10	Commencement of operations was on October 2, 2017.

193

AMG Managers Guardian Capital Global Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class N	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$9.67	$10.30	$10.51	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.24 [3,4]	0.22 [3]	0.24	0.13
Net realized and unrealized gain (loss) on investments	1.73	(0.62)	(0.23)	0.49
Total income (loss) from investment operations	1.97	(0.40)	0.01	0.62
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.23)	(0.22)	(0.11)
Total distributions to shareholders	(0.17)	(0.23)	(0.22)	(0.11)
Net Asset Value, End of Period	$11.47	$9.67	$10.30	$10.51
Total Return[2,5]	20.51%	(3.91)%	0.07%	6.17%[6]
Ratio of net expenses to average net assets	1.07%	1.30%	1.30%	1.30%[7]
Ratio of gross expenses to average net assets[8]	1.12%	3.34%	4.10%	5.21%[7]
Ratio of net investment income to average net assets[2]	2.27%	2.24%	2.28%	2.17%[7]
Portfolio turnover	34%	36%	28%	16%[6]
Net assets end of period (000’s) omitted	$1,167	$997	$1,054	$1,052

194

AMG Managers Guardian Capital Global Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class I	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$9.65	$10.28	$10.52	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.24 [3,4]	0.23 [3]	0.27	0.14
Net realized and unrealized gain (loss) on investments	1.74	(0.60)	(0.25)	0.50
Total income (loss) from investment operations	1.98	(0.37)	0.02	0.64
Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.26)	(0.26)	(0.12)
Total distributions to shareholders	(0.22)	(0.26)	(0.26)	(0.12)
Net Asset Value, End of Period	$11.41	$9.65	$10.28	$10.52
Total Return[2,5]	20.66%	(3.68)%	0.14%	6.39%[6]
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%[7]
Ratio of gross expenses to average net assets[8]	1.10%	2.82%	3.85%	4.96%[7]
Ratio of net investment income to average net assets[2]	2.28%	2.32%	2.52%	2.42%[7]
Portfolio turnover	34%	36%	28%	16%[6]
Net assets end of period (000’s) omitted	$36,280	$27,986	$3,292	$3,211

1	Commencement of operations for Class N and Class I was on April 11, 2014.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Per share numbers have been calculated using average shares.
4	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23 for Class N and Class I.
5	The total return is calculated using the published Net Asset Value as of fiscal year end.
6	Not annualized.
7	Annualized.
8	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

195

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class N	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$9.61	$9.56	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.04 [3]	0.13 [3]	0.10 [3]	0.09
Net realized and unrealized gain (loss) on investments	2.22	0.00 [4]	0.17 [5]	(0.75)
Total income (loss) from investment operations	2.26	0.13	0.27	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.02)	(0.03)	—
Net realized gain on investments	(0.20)	(0.06)	(0.02)	—
Total distributions to shareholders	(0.27)	(0.08)	(0.05)	—
Net Asset Value, End of Period	$11.60	$9.61	$9.56	$9.34
Total Return[2,6]	24.30%	1.42%[7]	3.02%	(6.60)%[8]
Ratio of net expenses to average net assets	1.30%	1.40%	1.40%	1.40%[9]
Ratio of gross expenses to average net assets[10]	1.31%	1.41%	1.92%	3.26%[9]
Ratio of net investment income to average net assets[2]	0.38%	1.88%	1.06%	1.61%[9]
Portfolio turnover	34%	38%	53%	26%[8]
Net assets end of period (000’s) omitted	$4,006	$131	$1,056	$984

196

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,			For the fiscal period ended October 31,
Class I	2017	2016	2015	2014[1]
Net Asset Value, Beginning of Period	$9.65	$9.60	$9.36	$10.00
Income (loss) from Investment Operations:
Net investment income[2]	0.13 [3]	0.15 [3]	0.12 [3]	0.10
Net realized and unrealized gain (loss) on investments	2.16	0.00 [4]	0.19 [5]	(0.74)
Total income (loss) from investment operations	2.29	0.15	0.31	(0.64)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.04)	(0.05)	—
Net realized gain on investments	(0.21)	(0.06)	(0.02)	—
Total distributions to shareholders	(0.35)	(0.10)	(0.07)	—
Net Asset Value, End of Period	$11.59	$9.65	$9.60	$9.36
Total Return[2,6]	24.55%	1.67%[11]	3.43%	(6.40)%[8]
Ratio of net expenses to average net assets	1.06%	1.15%	1.15%	1.15%[9]
Ratio of gross expenses to average net assets[10]	1.07%	1.15%	1.67%	3.01%[9]
Ratio of net investment income to average net assets[2]	1.28%	2.13%	1.31%	1.86%[9]
Portfolio turnover	34%	38%	53%	26%[8]
Net assets end of period (000’s) omitted	$2,019,217	$1,336,050	$49,803	$8,467

197

AMG Managers Pictet International Fund

Financial Highlights

For a share outstanding throughout each fiscal period

For the fiscal period ended October 31,
Class Z	2017[12]
Net Asset Value, Beginning of Period	$11.40
Income (loss) from Investment Operations:
Net investment income[2]	0.00 [3,4]
Net realized and unrealized gains on investments	0.19
Total income from investment operations	0.19
Net Asset Value, End of Period	$11.59
Total Return[2,6]	1.67%[8]
Ratio of net expenses to average net assets	0.94%[9]
Ratio of gross expenses to average net assets[10]	0.95%[9]
Ratio of net investment loss to average net assets[2]	(0.36)%[9]
Portfolio turnover	34%[8]
Net assets end of period (000’s) omitted	$254

1	The commencement of operations for Class N and Class I Shares was April 11, 2014.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	Per share numbers have been calculated using average shares.
4	Less than $0.005 or $(0.005) per share.
5	Includes capital contribution of $0.01 per share.
6	The total return is calculated using the published Net Asset Value as of fiscal year end.
7	The total return would have been 1.32% had the capital contribution not been included.
8	Not annualized.
9	Annualized.
10	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)
11	The total return would have been 1.57% had the capital contribution not been included.
12	The commencement of operations for Class Z shares was October 2, 2017.

198

AMG Managers Value Partners Asia Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class N	2017	2016[1]
Net Asset Value, Beginning of Period	$10.63	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.31	0.24
Net realized and unrealized gains on investments	2.68	0.59
Total income from investment operations	2.99	0.83
Less Distributions to Shareholders from:
Net investment income	(0.41)	(0.20)
Net realized gain on investments	(0.30)	—
Total distributions to shareholders	(0.71)	(0.20)
Net Asset Value, End of Period	$12.91	$10.63
Total Return[3,4]	29.71%	8.39%[5]
Ratio of net expenses to average net assets	1.17%	1.40%[6]
Ratio of gross expenses to average net assets[7]	2.25%	4.18%[6]
Ratio of net investment income to average net assets[3]	2.69%	2.74%[6]
Portfolio turnover	86%	51%[5]
Net assets end of period (000’s) omitted	$1,195	$808

AMG Managers Value Partners Asia Dividend Fund

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal years ended October 31,	For the fiscal period ended October 31,
Class I	2017	2016[1]
Net Asset Value, Beginning of Period	$10.63	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.31	0.27
Net realized and unrealized gains on investments	2.67	0.58
Total income from investment operations	2.98	0.85
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.22)
Net realized gain on investments	(0.30)	—
Total distributions to shareholders	(0.70)	(0.22)
Net Asset Value, End of Period	$12.91	$10.63
Total Return[3,4]	29.79%	8.60%[5]
Ratio of net expenses to average net assets	1.15%	1.15%[6]
Ratio of gross expenses to average net assets[7]	2.23%	3.94%[6]
Ratio of net investment income to average net assets[3]	2.71%	2.99%[6]
Portfolio turnover	86%	51%[5]
Net assets end of period (000’s) omitted	$9,273	$7,283

1	The commencement of operations was December 16, 2015.
2	Per share numbers have been calculated using average shares.
3	Total returns and net investment income would have been lower had certain expenses not been offset.
4	The total return is calculated using the published Net Asset Value as of fiscal year end.
5	Not annualized.
6	Annualized.
7	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG Managers Montag & Caldwell Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$22.58	$23.83	$24.68	$23.81	$21.46
Income (loss) from Investment Operations:
Net investment income[1,2]	0.08	0.11	0.10	0.12	0.21
Net realized and unrealized gain (loss) on investments	2.09	(0.17)	1.31	1.70	2.43
Total income (loss) from investment operations	2.17	(0.06)	1.41	1.82	2.64
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.15)	(0.18)	(0.21)	(0.29)
Net realized gain on investments	(1.88)	(1.04)	(2.08)	(0.74)	—
Total distributions to shareholders	(1.99)	(1.19)	(2.26)	(0.95)	(0.29)
Net Asset Value, End of Year	$22.76	$22.58	$23.83	$24.68	$23.81
Total Return[2,3]	10.61%	(0.28)%	6.01%	7.83%	12.40%
Ratio of net expenses to average net assets	1.15%[4]	1.20%	1.20%	1.20%	1.20%
Ratio of gross expenses to average net assets[5]	1.26%	1.31%	1.44%	1.43%	1.37%
Ratio of net investment income to average net assets[2]	0.35%	0.46%	0.43%	0.50%	0.94%
Portfolio turnover	41%	85%	36%	27%	35%
Net assets end of year (000’s) omitted	$18,186	$25,373	$26,607	$20,446	$22,425

AMG Managers Montag & Caldwell Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$22.50	$23.75	$24.60	$23.76	$21.41
Income (loss) from Investment Operations:
Net investment income[1,2]	0.09	0.13	0.12	0.14	0.23
Net realized and unrealized gain (loss) on investments	2.10	(0.17)	1.31	1.70	2.43
Total income (loss) from investment operations	2.19	(0.04)	1.43	1.84	2.66
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.17)	(0.20)	(0.26)	(0.31)
Net realized gain on investments	(1.88)	(1.04)	(2.08)	(0.74)	—
Total distributions to shareholders	(2.01)	(1.21)	(2.28)	(1.00)	(0.31)
Net Asset Value, End of Year	$22.68	$22.50	$23.75	$24.60	$23.76
Total Return[2,3]	10.70%	(0.19)%	6.13%	7.92%	12.53%
Ratio of net expenses to average net assets	1.09%[4]	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets[5]	1.20%	1.22%	1.34%	1.33%	1.27%
Ratio of net investment income to average net assets[2]	0.41%	0.55%	0.53%	0.60%	1.04%
Portfolio turnover	41%	85%	36%	27%	35%
Net assets end of year (000’s) omitted	$3,213	$3,091	$3,518	$1,934	$1,839

1	Per share numbers have been calculated using average shares.
2	Total returns and net investment income would have been lower had certain expenses not been offset.
3	The total return is calculated using the published Net Asset Value as of fiscal year end.
4	Includes reduction from brokerage recapture amounting to less than 0.01%.
5	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements	October 31, 2017

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds IV (the “Trust”) is an open-end management investment company, organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, (each a “Fund” and collectively, the “Funds”), each having distinct investment management objectives, strategies, risks, and policies. Included in this report are:

Funds
AMG Managers Fairpointe ESG Equity Fund (the “Fairpointe ESG Equity”)[1]
AMG River Road Focused Absolute Value Fund (the “River Road Focused Absolute Value”)
AMG Managers Montag & Caldwell Growth Fund (the “Montag & Caldwell Growth”)
AMG River Road Dividend All Cap Value Fund (the “River Road Dividend All Cap Value”)
AMG River Road Dividend All Cap Value Fund II (the “River Road Dividend All Cap Value II”)
AMG Managers Fairpointe Mid Cap Fund (the “Fairpointe Mid Cap”)
AMG Managers Montag & Caldwell Mid Cap Growth Fund (the “Montag & Caldwell Mid Cap Growth”)
AMG Managers LMCG Small Cap Growth Fund (the “LMCG Small Cap Growth”)
AMG River Road Small-Mid Cap Value Fund (the “River Road Small-Mid Cap Value”)[2]
AMG River Road Small Cap Value Fund (the “River Road Small Cap Value”)
AMG Managers Silvercrest Small Cap Fund (the “Silvercrest Small Cap”)
AMG GW&K U.S. Small Cap Growth Fund (the “GW&K U.S. Small Cap Growth”)
AMG Managers DoubleLine Core Plus Bond Fund (the “DoubleLine Core Plus Bond”)
AMG Managers Lake Partners LASSO Alternatives Fund (the “Lake Partners LASSO Alternatives”)
AMG River Road Long-Short Fund (the “River Road Long-Short”)
AMG Managers Guardian Capital Global Dividend Fund (the “Guardian Capital Global Dividend”)
AMG Managers Pictet International Fund (the “Pictet International”)
AMG Managers Value Partners Asia Dividend Fund (the “Value Partners Asia Dividend”)
AMG Managers Montag & Caldwell Balanced Fund (the “Montag & Caldwell Balanced”)

[1]	Formerly known as AMG Managers Fairpointe Focused Equity Fund.
[2]	Formerly known as AMG River Road Select Value Fund.

Effective October 1, 2017, Fairpointe ESG Equity changed its principle investment strategy to prefer investment in companies it deems to have strong environmental, social and governance (ESG) records and seek to avoid those with inferior ESG records relative to the market and peers.

Each Fund is authorized to issue two classes of shares (Class N shares and Class I shares). Montag & Caldwell Growth is also authorized to issue Class R shares. Effective February 24, 2017, GW&K U.S. Small Cap Growth began issuing Class Z shares, and effective October 2, 2017, River Road Focused Absolute Value, River

Road Dividend All Cap Value, River Road Dividend All Cap Value II, Fairpointe Mid Cap, River Road Small-Mid Cap, River Road Small Cap Value, Silvercrest Small Cap, DoubleLine Core Plus Bond, River Road Long-Short and Pictet International began issuing Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based

203

Notes to Financial Statements (continued)

valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 –	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividends declared on short positions are recorded on the ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

DoubleLine Core Plus Bond recorded an out-of-period adjustment to correct errors relating to income recognition on interest only securities. DoubleLine Core Plus Bond recorded a cumulative adjustment to decrease beginning undistributed net investment income and investments at cost as of November 1, 2016 by $3,432,795. The adjustment did not impact DoubleLine Core Plus’s net assets, NAV per Share or total return. Management determined that the adjustment was not material to the Fund’s prior year or current year annual financial statements.

204

Notes to Financial Statements (continued)

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2017, the impact on the expense ratios, if any, were as follows:

Reduction
River Road Focused Absolute Value	$4,310
Montag & Caldwell Growth	136,850
River Road Dividend All Cap Value	17,608
River Road Dividend All Cap Value II	2,276
Montag & Caldwell Mid Cap Growth	1,186
LMCG Small Cap Growth	14,586
River Road Small-Mid Cap Value	5,343
River Road Small Cap Value	18,818
Silvercrest Small Cap	78,489
GW&K U.S. Small Cap Growth	18,483
River Road Long-Short	8,490
Montag & Caldwell Balanced	1,989

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in

December, as described in the Fund’s prospectus. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses, tax equalization utilized, amortization on securities sold, partnerships, net operating losses offset by short term capital gains, gains/losses on foreign currency, paydowns, tax adjustments on passive foreign investment companies sold, redesignation of dividends paid by a fund, distributions received from regulated investment companies, distributions in excess of net investment income paid by a fund, and expenses disallowed for tax purposes. Temporary differences are primarily due to differences between book and tax treatment of losses for excise tax purposes, wash sale loss deferrals, amortization, mark-to-market of passive foreign investment companies, gains/losses on foreign currency, non-deductible organizational expense, premiums outstanding, and partnerships.

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	Fairpointe ESG Equity		River Road Focused Absolute Value		Montag & Caldwell Growth
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$69,055	$67,672	$114,198	—	$4,950,517	$8,294,809
Short-term capital gains	—	—	867,539	—	796,795	—
Long-term capital gains	—	—	48,044	—	112,651,473	453,313,996

	$69,055	$67,672	$1,029,781	—	$118,398,785	$461,608,805

	River Road Dividend All Cap Value		River Road Dividend All Cap Value II		Fairpointe Mid Cap
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$16,568,936	$15,720,202	$1,994,635	$2,501,192	$17,306,350	$21,004,526
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	59,243,471	68,846,034	4,773,190	1,667,547	158,487,707	234,497,586

	$75,812,407	$84,566,236	$6,767,825	$4,168,739	$175,794,057	$255,502,112

205

Notes to Financial Statements (continued)

	Montag & Caldwell Mid Cap Growth		LMCG Small Cap Growth		River Road Small-Mid Cap Value
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	—	—	—	—	—	—
Short-term capital gains	$35,268	—	—	$15,280	$180,261	$153,030
Long-term capital gains	589,361	$1,250,491	—	25,386	2,962,623	7,969,730

	$624,629	$1,250,491	—	$40,666	$3,142,884	$8,122,760

	River Road Small Cap Value		Silvercrest Small Cap		GW&K U.S. Small Cap Growth
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	—	—	$451,183	$628,202	—	—
Short-term capital gains	$8,589,024	$1,533,976	—	37,746	—	—
Long-term capital gains	5,674,974	13,693,492	1,787,048	6,209,167	$58,641	$155,946,076

	$14,263,998	$15,227,468	$2,238,231	$6,875,115	$58,641	$155,946,076

	DoubleLine Core Plus Bond		Lake Partners LASSO Alternatives		River Road Long-Short
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$20,629,001	$20,343,204	—	$335,854	—	—
Short-term capital gains	658,444	—	—	—	—	$1,302,075
Long-term capital gains	—	—	$387,316	11,178,503	—	545,077
Return of capital	2,904,697	—	—	—	—	—

	$24,192,142	$20,343,204	$387,316	$11,514,357	—	$1,847,152

	Guardian Capital Global Dividend		Pictet International		Value Partners Asia Dividend
Distributions paid from:	2017	2016	2017	2016	2017	2016
Ordinary income	$681,891	$119,241	$19,016,769	$386,837	$316,904	$165,399
Short-term capital gains	—	—	27,968,749	588,318	226,505	—
Long-term capital gains	—	—	627,413	—	—	—

	$681,891	$119,241	$47,612,931	$975,155	$543,409	$165,399

					Montag & Caldwell Balanced
Distributions paid from:					2017	2016
Ordinary income					$121,045	$234,601
Short-term capital gains					—	—
Long-term capital gains					2,148,266	1,324,665

					$2,269,311	$1,559,266

As of October 31, 2017, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Fairpointe ESG Equity	River Road Focused Absolute Value	Montag & Caldwell Growth
Capital loss carryforward	$136,123	—	—
Undistributed ordinary income	112,283	$99,243	—
Undistributed short-term capital gains	—	910,011	—
Undistributed long-term capital gains	—	880,230	$74,717,703
Late-year loss deferral	—	—	565,119

206

Notes to Financial Statements (continued)

	River Road Dividend All Cap Value	River Road Dividend All Cap Value II	Fairpointe Mid Cap
Capital loss carryforward	—	—	—
Undistributed ordinary income	$9,158,276	$1,018,034	—
Undistributed short-term capital gains	3,083,372	318,072	—
Undistributed long-term capital gains	38,242,609	5,663,011	$257,609,647
Late-year loss deferral	—	—	—
	Montag & Caldwell Mid Cap Growth	LMCG Small Cap Growth	River Road Small-Mid Cap Value
Capital loss carryforward	—	$23,053,861	—
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	$53,132	—	$1,132,226
Undistributed long-term capital gains	566,999	—	4,886,099
Late-year loss deferral	—	822,854	—
	River Road Small Cap Value	Silvercrest Small Cap	GW&K U.S. Small Cap Growth
Capital loss carryforward	—	—	—
Undistributed ordinary income	—	$51,201	—
Undistributed short-term capital gains	$8,200,654	502,076	$374,460
Undistributed long-term capital gains	32,614,718	20,303,467	4,703,596
Late-year loss deferral	—	—	—
	DoubleLine Core Plus Bond	Lake Partners LASSO Alternatives	River Road Long- Short
Capital loss carryforward	$4,188,381	—	$11,649
Undistributed ordinary income	—	—	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	$1,989,538	—
Late-year loss deferral	—	461,196	591,680
	Guardian Capital Global Dividend	Pictet International	Value Partners Asia Dividend
Capital loss carryforward	—	—	—
Undistributed ordinary income	$152,715	$31,141,106	$122,417
Undistributed short-term capital gains	38,051	25,626,511	408,804
Undistributed long-term capital gains	127,378	31,547,895	200,506
Late-year loss deferral	—	—	—
			Montag & Caldwell Balanced
Capital loss carryforward			—
Undistributed ordinary income			$31,170
Undistributed short-term capital gains			59,416
Undistributed long-term capital gains			1,000,434
Late-year loss deferral			—

207

Notes to Financial Statements (continued)

At October 31, 2017, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Fairpointe ESG Equity	$5,192,647	$1,503,738	$(143,530)	$1,360,208
River Road Focused Absolute Value	25,945,634	1,614,119	(799,194)	814,925
Montag & Caldwell Growth	694,090,858	212,663,458	(3,714,026)	208,949,432
River Road Dividend All Cap Value	781,048,168	197,120,315	(29,804,590)	167,315,725
River Road Dividend All Cap Value II	109,567,160	22,725,161	(4,370,684)	18,354,477
Fairpointe Mid Cap	3,285,808,983	982,841,003	(330,606,750)	652,234,253
Montag & Caldwell Mid Cap Growth	8,223,316	1,761,838	(163,296)	1,598,542
LMCG Small Cap Growth	119,295,543	16,497,707	(2,968,473)	13,529,234
River Road Small-Mid Cap Value	41,517,642	6,487,475	(1,551,268)	4,936,207
River Road Small Cap Value	264,261,483	71,137,004	(10,099,096)	61,037,908
Silvercrest Small Cap	231,034,637	48,337,747	(2,553,901)	45,783,846
GW&K U.S. Small Cap Growth	28,851,500	11,005,557	(1,167,337)	9,838,220
DoubleLine Core Plus Bond	679,328,250	15,206,851	(11,612,801)	3,594,050
Lake Partners LASSO Alternatives	47,721,010	3,172,175	(439,519)	2,732,656
River Road Long-Short	38,084,079	3,473,232	(1,769,631)	1,703,601
Guardian Capital Global Dividend	33,577,789	5,449,670	(572,821)	4,876,849
Pictet International	1,743,453,805	349,549,209	(51,546,280)	298,002,929
Value Partners Asia Dividend	8,487,013	1,908,089	(293,521)	1,614,568
Montag & Caldwell Balanced	19,226,819	2,181,172	(468,076)	1,713,096

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2017, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2017, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term
Fairpointe ESG Equity	$136,123	—
LMCG Small Cap Growth	$22,011,181	$1,042,680
DoubleLine Core Plus Bond	$1,405,809	$2,782,572
River Road Long-Short	$11,649	—

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Fairpointe ESG Equity	$2,499	$8,883
LMCG Small Cap Growth	$8,247,138	$3,130,798
River Road Long-Short	$2,647,640	$450,310
Guardian Capital Global Dividend	$248,044	$57,327

As of October 31, 2017, the Funds not listed above had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur capital losses for the fiscal year ended October 31, 2017, such amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Pictet International and Value Partners Asia Dividend will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 90 days of the purchase of those shares.

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2017, Pictet International and Value Partners Asia Dividend had redemption fees amounting to $16,629 and $282, respectively. These amounts are netted against the cost of shares repurchased in the

Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2017 and October 31, 2016, the capital stock transactions by class for the Funds were as follows:

	Fairpointe ESG Equity				River Road Focused Absolute Value
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016[1]
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	88,201	$961,090	17,363	$149,301	647,479	$7,753,495	79,891	$823,215	[2]
Reinvestment of distributions	82	874	2,394	21,065	6,633	74,093	—	—
Cost of shares repurchased	(76,166)	(853,127)	(209,166)	(2,022,877)	(71,797)	(828,931)	(34,843)	(376,833)

Net increase (decrease)	12,117	$108,837	(189,409)	$(1,852,511)	582,315	$6,998,657	45,048	$446,382

Class I:
Proceeds from sale of shares	272,498	$3,060,629	220,622	$2,101,495	719,816	$8,242,714	1,211,166	$11,864,367	[2]
Reinvestment of distributions	6,396	68,181	5,296	46,607	81,254	908,302	—	—
Cost of shares repurchased	(458,651)	(5,174,881)	—	—	(405,387)	(4,688,032)	(171,275)	(1,791,912)

Net increase (decrease)	(179,757)	$(2,046,071)	225,918	$2,148,102	395,683	$4,462,984	1,039,891	$10,072,455

Class Z:[3]
Proceeds from sale of shares	—	—	—	—	5,906	$71,500	—	—
Cost of shares repurchased	—	—	—	—	(821)	(9,951)	—	—

Net increase	—	—	—	—	5,085	$61,549	—	—

Notes to Financial Statements (continued)

	Montag & Caldwell Growth				River Road Dividend All Cap Value
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	1,593,399	$30,026,822	6,885,996	$138,793,971	5,980,618	$75,919,541	13,306,940	$160,818,056
Reinvestment of distributions	2,190,601	38,861,264	9,531,891	192,258,234	1,997,056	24,865,471	2,090,827	23,932,444
Cost of shares repurchased	(17,821,873)	(347,708,108)	(21,230,999)	(438,292,746)	(21,657,253)	(270,192,230)	(8,055,733)	(95,895,185)

Net increase (decrease)	(14,037,873)	$(278,820,022)	(4,813,112)	$(107,240,541)	(13,679,579)	$(169,407,218)	7,342,034	$88,855,315

Class I:
Proceeds from sale of shares	9,700,745	$190,872,936	16,816,934	$343,661,135	24,499,792	$306,814,880	11,327,948	$136,478,192
Reinvestment of distributions	3,487,749	61,975,608	9,866,673	199,997,475	3,741,774	46,603,083	4,402,905	50,321,034
Cost of shares repurchased	(24,013,174)	(459,956,099)	(35,152,702)	(790,240,872)	(12,575,939)	(158,820,333)	(20,268,357)	(241,076,892)

Net increase (decrease)	(10,824,680)	$(207,107,555)	(8,469,095)	$(246,582,262)	15,665,627	$194,597,630	(4,537,504)	$(54,277,666)

Class R:
Proceeds from sale of shares	41,235	$780,021	61,438	$1,369,978	—	—	—	—
Reinvestment of distributions	27,055	469,668	66,520	1,315,758	—	—	—	—
Cost of shares repurchased	(320,225)	(6,163,199)	(66,927)	(1,452,485)	—	—	—	—

Net increase (decrease)	(251,935)	$(4,913,510)	61,031	$1,233,251	—	—	—	—

Class Z:[3]
Proceeds from sale of shares	—	—	—	—	19,980	$256,133	—	—
Reinvestment of distributions	—	—	—	—	18	234	—	—

Net increase	—	—	—	—	19,998	$256,367	—	—

Notes to Financial Statements (continued)

	River Road Dividend All Cap Value II				Fairpointe Mid Cap
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	27,314	$393,482	54,504	$731,061	7,305,104	$309,293,225	6,721,809	$235,715,950
Reinvestment of distributions	13,295	189,278	7,583	98,773	1,525,543	63,599,870	2,786,316	96,573,724
Cost of shares repurchased	(82,903)	(1,202,400)	(36,513)	(472,861)	(14,716,260)	(623,654,945)	(22,391,843)	(793,563,705)

Net increase (decrease)	(42,294)	$(619,640)	25,574	$356,973	(5,885,613)	$(250,761,850)	(12,883,718)	$(461,274,031)

Class I:
Proceeds from sale of shares	1,000,176	$14,381,093	1,028,192	$13,465,509	23,047,039	$1,002,859,544	18,281,929	$622,488,962
Reinvestment of distributions	453,032	6,458,281	288,126	3,759,968	2,326,071	99,113,891	3,759,518	133,199,701
Cost of shares repurchased	(1,899,080)	(27,331,967)	(2,187,747)	(28,400,388)	(18,908,575)	(818,033,752)	(40,242,836)	(1,421,123,304)

Net increase (decrease)	(445,872)	$(6,492,593)	(871,429)	$(11,174,911)	6,464,535	$283,939,683	(18,201,389)	$(625,434,641)

Class Z:[3]
Proceeds from sale of shares	28,471	$422,148	—	—	235,275	$10,195,777	—	—
Reinvestment of distributions	7	102	—	—	—	—	—	—
Cost of shares repurchased	(6,791)	(100,984)	—	—	(11,302)	(489,263)	—	—

Net increase	21,687	$321,266	—	—	223,973	$9,706,514	—	—

Notes to Financial Statements (continued)

	Montag & Caldwell Mid Cap Growth				LMCG Small Cap Growth
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	9,006	$91,555	12,426	$122,976	592,230	$8,766,397	1,114,051	$14,417,787
Reinvestment of distributions	31,174	308,929	53,656	553,193	—	—	1,863	26,618
Cost of shares repurchased	(47,693)	(501,916)	(74,744)	(736,302)	(2,005,892)	(28,161,175)	(7,368,417)	(92,674,265)

Net decrease	(7,513)	$(101,432)	(8,662)	$(60,133)	(1,413,662)	$(19,394,778)	(6,252,503)	$(78,229,860)

Class I:
Proceeds from sale of shares	19,554	$203,649	11,713	$120,040	3,523,420	$49,198,752	3,981,494	$51,076,318
Reinvestment of distributions	31,625	314,672	67,037	693,830	—	—	738	10,674
Cost of shares repurchased	(23,213)	(241,937)	(221,127)	(2,325,128)	(3,091,429)	(44,296,318)	(4,547,748)	(58,946,860)

Net increase (decrease)	27,966	$276,384	(142,377)	$(1,511,258)	431,991	$4,902,434	(565,516)	$(7,859,868)

Notes to Financial Statements (continued)

	River Road Small-Mid Cap Value				River Road Small Cap Value
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	385,856	$3,108,607	141,827	$960,698	944,431	$12,965,444	471,028	$5,575,217
Reinvestment of distributions	47,035	349,943	100,813	635,124	89,002	1,200,640	114,605	1,280,134
Cost of shares repurchased	(186,000)	(1,432,561)	(200,434)	(1,392,341)	(615,238)	(8,425,533)	(884,374)	(10,279,537)

Net increase (decrease)	246,891	$2,025,989	42,206	$203,481	418,195	$5,740,551	(298,741)	$(3,424,186)

Class I:
Proceeds from sale of shares	535,556	$4,333,931	412,100	$2,938,365	3,656,695	$50,889,911	3,313,689	$38,510,584
Reinvestment of distributions	356,000	2,691,359	1,133,203	7,252,502	928,655	12,685,426	1,196,902	13,501,050
Cost of shares repurchased	(1,402,176)	(11,152,559)	(8,536,883)	(61,806,449)	(5,367,339)	(74,149,737)	(4,595,113)	(53,647,832)

Net decrease	(510,620)	$(4,127,269)	(6,991,580)	$(51,615,582)	(781,989)	$(10,574,400)	(84,522)	$(1,636,198)

Class Z:[3]
Proceeds from sale of shares	8,855	$75,000	—	—	17,320	$254,624	—	—
Cost of shares repurchased	(2,948)	(25,265)	—	—	(6,812)	(100,681)	—	—

Net increase	5,907	$49,735	—	—	10,508	$153,943	—	—

Notes to Financial Statements (continued)

	Silvercrest Small Cap				GW&K U.S. Small Cap Growth
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	644,208	$11,387,511	361,591	$5,273,540	1,523,840	$6,465,730	1,153,211	$7,338,783
Reinvestment of distributions	9,537	172,910	55,211	784,554	11,295	43,938	10,933,982	56,843,888
Cost of shares repurchased	(644,356)	(11,580,225)	(359,930)	(5,188,836)	(4,499,264)	(18,748,206)	(16,404,588)	(207,677,409)

Net increase (decrease)	9,389	$(19,804)	56,872	$869,258	(2,964,129)	$(12,238,538)	(4,317,395)	$(143,494,738)

Class I:
Proceeds from sale of shares	4,944,964	$88,696,627	3,803,977	$55,865,834	425,289	$2,183,766	2,555,143	$28,714,382
Reinvestment of distributions	113,141	2,064,810	425,913	6,090,561	2,888	13,402	14,542,368	88,178,272
Cost of shares repurchased	(4,327,524)	(78,254,984)	(2,034,956)	(29,716,304)	(1,262,888)	(6,088,383)	(30,445,627)	(306,125,519)[4]

Net increase (decrease)	730,581	$12,506,453	2,194,934	$32,240,091	(834,711)	$(3,891,215)	(13,348,116)	$(189,232,865)

Class Z:[5]
Proceeds from sale of shares	15,810	$306,839	—	—	35,770	$172,252	—	—
Cost of shares repurchased	(5,198)	(101,300)	—	—	(10,301)	(49,344)	—	—

Net increase	10,612	$205,539	—	—	25,469	$122,908	—	—

Notes to Financial Statements (continued)

	DoubleLine Core Plus Bond				Lake Partners LASSO Alternatives
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	5,970,051	$63,317,627	22,657,884	$238,831,911	345,295	$4,172,790	489,315	$5,828,383
Reinvestment of distributions	755,186	7,984,132	783,701	8,367,108	10,180	122,769	206,436	2,444,199
Cost of shares repurchased	(19,500,094)	(206,673,345)	(12,532,368)	(133,778,257)	(2,402,154)	(29,008,523)	(1,121,075)	(13,344,999)

Net increase (decrease)	(12,774,857)	$(135,371,586)	10,909,217	$113,420,762	(2,046,679)	$(24,712,964)	(425,324)	$(5,072,417)

Class I:
Proceeds from sale of shares	22,185,109	$235,853,686	20,257,212	$215,384,722	1,126,021	$13,576,530	1,608,291	$19,329,625
Reinvestment of distributions	1,358,488	14,390,670	977,499	10,425,030	10,176	123,226	384,769	4,563,357
Cost of shares repurchased	(12,994,909)	(137,962,662)	(12,902,219)	(138,104,461)	(3,741,362)	(45,361,228)	(9,289,112)	(111,785,166)

Net increase (decrease)	10,548,688	$112,281,694	8,332,492	$87,705,291	(2,605,165)	$(31,661,472)	(7,296,052)	$(87,892,184)

Class Z:[3]
Proceeds from sale of shares	163,536	$1,744,375	—	—	—	—	—	—
Reinvestment of distributions	73	774	—	—	—	—	—	—
Cost of shares repurchased	(14,068)	(149,966)	—	—	—	—	—	—

Net increase	149,541	$1,595,183	—	—	—	—	—	—

Notes to Financial Statements (continued)

	River Road Long-Short				Guardian Capital Global Dividend
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	124,722	$1,462,085	104,231	$1,143,023	99,578	$1,071,014	1,166	$11,595
Reinvestment of distributions	—	—	61,918	683,579	768	8,393	69	692
Cost of shares repurchased	(467,341)	(5,484,160)	(1,814,546)	(19,872,053)	(101,832)	(1,065,121)	(409)	(3,920)

Net increase (decrease)	(342,619)	$(4,022,075)	(1,648,397)	$(18,045,451)	(1,486)	$14,286	826	$8,367

Class I:
Proceeds from sale of shares	847,233	$10,107,303	2,591,251	$28,866,703	344,631	$3,660,623	2,574,130	$24,999,875
Reinvestment of distributions	—	—	102,909	1,144,342	45,392	481,171	6,791	67,637
Cost of shares repurchased	(1,890,230)	(22,477,127)	(3,571,926)	(39,835,881)	(110,943)	(1,190,518)	(1,319)	(12,858)

Net increase (decrease)	(1,042,997)	$(12,369,824)	(877,766)	$(9,824,836)	279,080	$2,951,276	2,579,602	$25,054,654

Class Z:[3]
Proceeds from sale of shares	1,995	$25,000	—	—	—	—	—	—

Net increase	1,995	$25,000	—	—	—	—	—	—

Notes to Financial Statements (continued)

	Pictet International				Value Partners Asia Dividend
	October 31, 2017		October 31, 2016		October 31, 2017		October 31, 2016[6]
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	348,926	$3,906,238	7,362	$68,989	14,410	$166,466	75,011	$750,122
Reinvestment of distributions	396	3,668	97	915	3,872	40,610	1,033	10,659
Cost of shares repurchased	(17,490)	(191,463)	(104,219)	(979,005)	(1,716)	(19,730)	(1)	(11)
Share Conversion	—	—	—	96	—	—	—	—

Net increase (decrease)	331,832	$3,718,443	(96,760)	$(909,005)	16,566	$187,346	76,043	$760,770

Class I:
Proceeds from sale of shares	55,029,309	$564,088,083	146,143,544	$1,339,299,965	—	—	675,001	$6,750,010
Reinvestment of distributions	1,273,736	11,756,503	7,456	70,238	32,781	340,841	10,194	105,120
Cost of shares repurchased	(20,551,993)	(209,601,749)	(12,838,794)	(121,477,160)	—	—	(1)	(11)
Share Conversion	—	—	—	619,078	—	—	—	—

Net increase	35,751,052	$366,242,837	133,312,206	$1,218,512,121	32,781	$340,841	685,194	$6,855,119

Class Z:[3]
Proceeds from sale of shares	21,930	$250,000	—	—	—	—	—	—

Net increase	21,930	$250,000	—	—	—	—	—	—

Notes to Financial Statements (continued)

	Montag & Caldwell Balanced
	October 31, 2017		October 31, 2016
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	54,946	$1,201,059	813,318	$18,188,595
Reinvestment of distributions	95,759	1,962,272	58,085	1,325,502
Cost of shares repurchased	(475,469)	(10,336,837)	(864,228)	(19,777,162)

Net increase (decrease)	(324,764)	$(7,173,506)	7,175	$(263,065)

Class I:
Proceeds from sale of shares	48,632	$1,050,692	54,898	$1,259,171
Reinvestment of distributions	8,056	164,681	4,977	113,182
Cost of shares repurchased	(52,380)	(1,137,778)	(70,649)	(1,615,105)

Net increase (decrease)	4,308	$77,595	(10,774)	$(242,752)

1	The commencement of investment operations for River Road Focused Absolute Value was November 3, 2015.
2	River Road Focused Absolute Value had a subscription in-kind in the amount of $3,663,463 on November 3, 2015. The subscription was comprised of securities, cash and dividends accrued in the amounts of $3,632,219, $26,056 and $5,188, respectively.
3	Commencement of operations for Class Z shares was October 2, 2017.
4	GW&K U.S. Small Cap Growth had a redemption in-kind in the amount of $142,509,610 on December 1, 2015. The redemption was comprised of securities and cash in the amount of $134,464,305 and $8,045,305, respectively.
5	Commencement of operations was October 2, 2017 for Class Z of Silvercrest Small Cap and February 27, 2017 for Class Z of GW&K U.S. Small Cap Growth.
6	The commencement of operations was December 16, 2015.

At October 31, 2017, certain affiliated and unaffiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows:

	Number of	Collectively
	Shareholders	Own
River Road Focused Absolute Value	1	16%
Montag & Caldwell Mid Cap Growth	1	13%
River Road Small Mid-Cap Value	1	16%
River Road Small Cap Value	1	14%
Silvercrest Small Cap	1	13%
River Road Long-Short	1	12%
Guardian Capital Global Dividend	2	89%
Value Partners Asia Dividend	1	98%

Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the

Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2017, the market value of Repurchase Agreements outstanding is as follows:

Market Value
River Road Focused Absolute Value	$2,100,673
River Road Dividend All Cap Value	26,093,804
River Road Dividend All Cap Value II	5,954,800
Montag & Caldwell Mid Cap Growth	499,381
LMCG Small Cap Growth	7,506,875
River Road Small-Mid Cap Value	2,065,477
River Road Small Cap Value	13,216,433
Silvercrest Small Cap	13,001,471
GW&K U.S. Small Cap Growth	2,143,996
DoubleLine Core Plus Bond	4,124,384

Notes to Financial Statements (continued)

Market Value
Guardian Capital Global Dividend	$1,022,931
Pictet International	28,379,961
Value Partners Asia Dividend	32,121

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

DoubleLine Core Plus Bond may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realize a gain or loss. If the Fund deliver securities under the commitment, the Fund realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

DoubleLine Core Plus Bond may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s

Schedule of Portfolio Investments. With respect to purchase commitments, the securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Funds does offset the receivable and payable for delayed delivery investments purchased or sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

l. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolios of River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, River Road Small-Mid Cap, River Road Small Cap Value and River Road Long-Short are managed by River Road Asset Management, LLC. The investment portfolio of GW&K U.S. Small Cap Growth is managed by GW&K Investment Management, LLC. AMG indirectly owns a majority interest in River Road Asset Management, LLC and GW&K Investment Management, LLC. The investment portfolio of Value Partners Asia Dividend is managed by Value Partners Hong Kong Limited. AMG indirectly owns a minority interest in Value Partners Hong Kong Limited. Prior to October 1, 2016, Aston Asset Management, LLC (“Aston”), a wholly-owned subsidiary of the Investment Manager, served as investment manager to each of the Funds under a similar investment management agreement. On October 1, 2016, Aston merged with and into the Investment Manager.

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. The investment management fees are paid at the following annual rate of each Fund’s respective average daily net assets:

Fairpointe ESG Equity	0.70%
River Road Focused Absolute Value	0.60%
Montag & Caldwell Growth
on first $800 million	0.70%
over $800 million up to $6 billion	0.50%
over $6 billion up to $12 billion	0.45%
over $12 billion	0.40%
River Road Dividend All Cap Value	0.60%
River Road Dividend All Cap Value II	0.60%
Fairpointe Mid Cap
on first $100 million	0.70%
next $300 million	0.65%
over $400 million	0.60%
Montag & Caldwell Mid Cap Growth	0.75%
LMCG Small Cap Growth	0.90%
River Road Small-Mid Cap Value[1]	0.75%
River Road Small Cap Value	0.80%
Silvercrest Small Cap	0.90%
GW&K U.S. Small Cap Growth[2]	0.70%
DoubleLine Core Plus Bond	0.45%
Lake Partners LASSO Alternatives	0.90%
River Road Long-Short[1]	0.85%
Guardian Capital Global Dividend	0.70%
Pictet International[3]	0.70%
Value Partners Asia Dividend	0.80%
Montag & Caldwell Balanced	0.65%

1	Prior to January 1, 2017, the annual rate for the investment management fees were 0.90% and 1.10% of the average daily net assets for River Road Small-Mid Cap Value and River Road Long-Short, respectively.
2	Prior to February 27, 2017, the annual rate for GW&K U.S. Small Cap Growth’s investment management fee was 0.80% of the Fund’s average daily net assets.
3	Prior to July 1, 2017, the annual rate for Pictet International’s investment management fee was 0.80% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least February 28, 2018 for Fairpointe ESG Equity, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, Montag & Caldwell Mid Cap Growth, LMCG Small Cap Growth, GW&K U.S. Small Cap Growth, Lake Partners LASSO Alternatives, Guardian Capital Global Dividend, Value Partners Asia Dividend and Montag & Caldwell Balanced, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses). The Investment Manager has contractually agreed, through at least March 1, 2019 for River Road Focused Absolute Value, River Road Small-Mid Cap Value, Silvercrest

Small Cap, DoubleLine Core Plus Bond, River Road Long-Short and Pictet International, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses). The percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances are as follows:

Fairpointe ESG Equity	0.82%
River Road Focused Absolute Value	0.71%
Montag & Caldwell Growth	N/A
River Road Dividend All Cap Value	0.99%
River Road Dividend All Cap Value II	0.99%
Fairpointe Mid Cap	N/A
Montag & Caldwell Mid Cap Growth	0.95%
LMCG Small Cap Growth	1.03%
River Road Small-Mid Cap Value[1]	1.04%
River Road Small Cap Value	N/A
Silvercrest Small Cap	1.08%
GW&K U.S. Small Cap Growth[2]	0.90%
DoubleLine Core Plus Bond	0.61%
Lake Partners LASSO Alternatives	1.09%
River Road Long-Short[1]	1.12%
Guardian Capital Global Dividend	1.05%
Pictet International[3]	0.98%
Value Partners Asia Dividend	1.15%
Montag & Caldwell Balanced	1.04%

1	Prior to January 1, 2017, the expense cap was 1.19% and 1.37% of the average daily net assets for River Road Small-Mid Cap Value and River Road Long-Short, respectively.
2	Prior to February 27, 2017, the expense cap was 1.03% of the average daily net assets for GW&K U.S. Small Cap Growth.
3	Prior to July 1, 2017, the expense cap was 1.08% of the average daily net assets for Pictet International.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed (the “Recovery Period”), the Investment Manager is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s total annual operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, are at or below the Operating Expense Limit during the Recovery Period.

Notes to Financial Statements (continued)

Effective July 1, 2017, Pictet International is obligated to repay the Investment Manager through at least March 1, 2019, such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s contractual expense limitation amount.

At October 31, 2017, Fund’s expiration of reimbursement are as follows:

	Expiration
	2018	2019	2020
Fairpointe ESG Equity	$128,683	$103,052	$46,791
River Road Focused Absolute Value	N/A	170,129	81,771
River Road Dividend All Cap Value II	—	N/A	N/A
Silvercrest Small Cap	77,805	N/A	N/A
Guardian Capital Global Dividend	122,164	96,649	16,939
Pictet International	—	—	—
Value Partners Asia Dividend	N/A	186,218	97,734

Through the fiscal year ended October 31, 2017, the Investment Manager recaptured prior year fee waivers and expense reimbursements of $120,411 from Pictet International.

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, under the terms of the prior administration agreement between the Trust and Aston, the Funds’ administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, and a base fee was charged at a fixed annual rate of $12,000 per Fund. The asset-based fee was allocated to each Fund based on the relative net assets of each Fund. The asset-based administration fee arrangement prior to October 1, 2016 was 0.0437% on the first $7.4 billion and 0.0412% over $7.4 billion.

The Investment Manager has agreed, through at least October 1, 2018, to waive a portion of the administrative fee in an amount equal to 0.0061% of the average daily net assets of Montag & Caldwell Growth, 0.0053% of the average daily net assets of River Road Dividend All Cap Value, 0.0065% of the average daily net assets of Fairpointe Mid Cap, 0.0022% of the average daily net assets of River Road Small Cap Value, 0.0052% of the average daily net assets of DoubleLine Core Plus Bond and 0.0055% of the average daily net assets of Pictet International.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. Prior to October 1, 2016, the Funds’ distributor was Foreside Funds Distributors LLC. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of

each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares and Class R shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make reimbursements to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% and 0.50% annually of each Fund’s average daily net assets attributable to the Class N shares and Class R shares, respectively. The actual amount incurred for Class N shares was 0.25% for all funds except the following: Montag & Caldwell Mid Cap Growth and River Road Small-Mid Cap Value incurred 0.24%, Montag & Caldwell Growth incurred 0.23%, Fairpointe ESG Equity incurred 0.22%, GW&K U.S. Small Cap Growth incurred 0.21%, LMCG Small Cap Growth incurred 0.14%, Montag & Caldwell Balance incurred 0.07%, Guardian Capital Global Dividend and Value Partners Asia Dividend incurred 0.02%. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class R shares of Montag & Caldwell Growth for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Class R shares of that class owned by clients of such broker, dealer or financial intermediary. The Funds made payments to the previous distributor at the same rates.

For each of the Class N, Class I and Class R shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to each financial intermediary such as broker-dealers (including fund supermarket platforms), bank, and trust companies that provide shareholder recordkeeping, account servicing and other services. The Class N, Class I and Class R shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of 0.15% of each respective Class’s average daily net asset value.

The Investment Manager has agreed, through at least October 1, 2018, to waive a portion of shareholder servicing fees paid by the various share classes of each Fund, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the changes in the methodology of shareholder servicing reimbursements described above.

Notes to Financial Statements (continued)

The impact on the annualized expense ratios for the fiscal year ended October 31, 2017, were as follows:

Fund	Actual Amount Incurred
Fairpointe ESG Equity
Class N	0.08%
Class I	0.08%
River Road Focused Absolute Value
Class N	0.04%
Class I	0.04%
Montag & Caldwell Growth
Class N	0.07%
Class I	0.07%
Class R	0.04%
River Road Dividend All Cap Value
Class N	0.07%
Class I	0.07%
River Road Dividend All Cap Value II
Class N	0.11%
Class I	0.06%
Fairpointe Mid Cap
Class N	0.08%
Class I	0.08%
Montag & Caldwell Mid Cap Growth
Class N	0.05%
Class I	0.05%
LMCG Small Cap Growth
Class N	0.07%
Class I	0.03%
River Road Small-Mid Cap Value
Class N	0.06%
Class I	0.05%
River Road Small Cap Value
Class N	0.10%
Class I	0.10%
Silvercrest Small Cap
Class N	0.07%
Class I	0.07%
GW&K U.S. Small Cap Growth
Class N	0.12%
Class I	0.10%
DoubleLine Core Plus Bond
Class N	0.08%
Class I	0.08%

Fund	Actual Amount Incurred
Lake Partners LASSO Alternatives
Class N	0.06%
Class I	0.06%
River Road Long-Short
Class N	0.08%
Class I	0.08%
Pictet International
Class N	0.11%
Class I	0.08%
Montag & Caldwell Balanced
Class N	0.06%
Class I	0.06%

Guardian Capital Global Dividend and Value Partners Asia Dividend did not incur any shareholder servicing fees for the fiscal year ended October 31, 2017.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. GW&K U.S. Small Cap Growth is eligible to lend and borrow, while Fairpointe ESG Equity, River Road Focused Absolute Value, River Road Dividend All Cap Value II, Silvercrest Small Cap, River Road Long-Short, Guardian Capital Global Dividend, Pictet International and Value Partners Asia Dividend are eligible to lend. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2017, Silvercrest Small Cap lent a maximum of $1,644,053 for seven days earning interest of $315 and Long-Short Equity lent a maximum of $1,309,659 for four days earning interest of $283. The interest income amount is included in the Statement of Operations as interest income. GW&K U.S. Small Cap Growth borrowed a maximum of $1,309,659 for four days paying interest of $283. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2017, the Funds had no interfund loans outstanding.

During the fiscal year ended October 31, 2016, Pictet International was reimbursed by the Investment Manager and its subadviser for losses incurred on executed transactions not meeting the Fund’s investment guidelines and the cost of correcting the Fund’s net asset value was $619,174.

Notes to Financial Statements (continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2017, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Fairpointe ESG Equity	$3,679,338	$5,684,252
River Road Focused Absolute Value	30,685,459	20,201,679
Montag & Caldwell Growth	413,652,123	974,555,481
River Road Dividend All Cap Value	250,413,849	273,174,011
River Road Dividend All Cap Value II	33,237,246	43,152,799
Fairpointe Mid Cap	1,077,196,625	1,180,091,613
Montag & Caldwell Mid Cap Growth	4,113,896	4,640,812
LMCG Small Cap Growth	187,298,532	204,407,708
River Road Small-Mid Cap Value	23,087,323	28,161,388
River Road Small Cap Value	117,003,693	135,137,407
Silvercrest Small Cap	108,150,774	97,476,069
GW&K U.S. Small Cap Growth	9,086,338	26,536,284
DoubleLine Core Plus Bond	327,315,184	282,053,512
Lake Partners LASSO Alternatives	21,552,820	74,119,928
River Road Long-Short	97,365,116	110,489,489
Guardian Capital Global Dividend	14,155,421	11,303,627
Pictet International	890,755,120	545,827,535
Value Partners Asia Dividend	7,425,527	7,379,111
Montag & Caldwell Balanced	9,249,664	17,068,418

	U.S. Government Obligations
Fund	Purchases	Sales
DoubleLine Core Plus Bond	$336,383,182	$399,377,198
Montag & Caldwell Balanced	240,791	1,487,706

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. At October 31, 2017, the following Funds did not participate in the Program: Fairpointe ESG Equity, Montag & Caldwell Growth, Fairpointe Mid Cap, Lake Partners LASSO Alternatives, River Road Long-Short and Montag & Caldwell Balanced.

At October 31, 2017, the value of the securities loaned and cash collateral received were as follows:

		Cash
	Securities	Collateral
Fund	Loaned	Received
River Road Focused Absolute Value	$2,076,480	$2,100,673
River Road Dividend All Cap Value	25,556,279	26,093,804
River Road Dividend All Cap Value II	5,837,316	5,954,800
Montag & Caldwell Mid Cap Growth	489,407	499,381
LMCG Small Cap Growth	7,396,018	7,506,875
River Road Small-Mid Cap Value	2,024,592	2,065,477
River Road Small Cap Value	12,933,398	13,216,433
Silvercrest Small Cap	12,903,710	13,001,471
GW&K U.S. Small Cap Growth	2,107,510	2,143,996
DoubleLine Core Plus Bond	3,962,814	4,124,384
Guardian Capital Global Dividend	996,949	1,022,931
Pictet International	26,905,926	28,379,961
Value Partners Asia Dividend	32,199	32,121

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

Notes to Financial Statements (continued)

7. MORTGAGE-BACKED SECURITIES

DoubleLine Core Plus Bond and Montag & Caldwell Balanced may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide holders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not “full faith and credit” obligations. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. DoubleLine Core Plus Bond and Montag & Caldwell Balanced may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

8. STRIPPED SECURITIES

DoubleLine Core Plus Bond may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

9. INVESTMENT COMPANIES

Lake Partners LASSO Alternatives primarily invests, and certain other Funds in this Trust, may invest in securities of other investment companies, including open-end funds, closed end funds and exchange-traded funds (“ETFs”). Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company. Typically, an ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index; however, some ETFs are actively managed. ETFs are traded on securities exchanges based on their market values. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate shares of the other investment company’s fees and expenses, as well as their share of the Fund’s fees and expenses. The Trust has obtained an exemptive order from the SEC that allows the Funds to invest in both affiliated and unaffiliated investment companies in excess of the limits of the 1940 Act, subject to the terms and conditions of such order. Prior to its investment in shares of an unaffiliated investment company in excess of the limits of the 1940 Act, the Trust, on behalf of a Fund, and the underlying fund must execute an agreement that is designed to ensure that each party understands the terms and conditions of the order and agrees to fulfill its responsibilities under the order. For the fiscal year ended October 31, 2017, Lake Partners LASSO Alternatives relied on such exemptive order.

10. SECURITIES SOLD SHORT AND DUE TO/FROM BROKERS

River Road Long-Short utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in unaffiliated investments at value in the Statement of Assets and Liabilities. Due to/from brokers represents cash balances on deposit with, or cash balances owed to the Prime Broker. When the Fund has cash balances on deposit with the Prime Broker, the Fund is subject to credit risk should the Prime Broker be unable to meet their obligations to the Fund; and when the Fund has cash balances owed to the Prime Broker, the amount is payable upon demand and the Fund must segregate liquid assets. The Fund has entered into a Special Custody and Pledge Agreement with the Prime Broker for securities sold short, which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial

Notes to Financial Statements (continued)

reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a Special Custody and Pledge Agreement in the Statement of Assets and Liabilities. As of October 31, 2017, the value of securities sold short was $12,274,457 and the Fund owes the Prime Broker $13,827,747 relating to cash on margin; which both were collateralized with securities worth $29,998,231.

11. CREDIT AGREEMENT

Effective July 6, 2010, and as amended July 26, 2017, the Trust entered into a Credit Agreement with The Bank of New York Mellon (the “Bank”) which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each Fund of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. Effective July 27, 2016, the Trust pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in Miscellaneous Expense on the Statement of Operations. Prior to July 27, 2016, the Trust paid a commitment fee of 0.15% per annum. LMCG Small Cap Growth utilized the line of credit during the fiscal year ended October 31, 2017. LMCG Small Cap Growth borrowed a maximum of $5,505,079 for two days paying interest of $761. The interest expense amount is included in the Statement of Operations as miscellaneous expense. At October 31, 2017, the Funds had no loans outstanding.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending and short-sale programs, and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 11.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2017:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
River Road Focused Absolute Value
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	—	—
Credit Suisse Securities (USA) LLC	1,000,000	1,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	100,673	100,673	—	—
River Road Dividend All Cap Value
Citigroup Global Markets, Inc.,	$6,197,464	$6,197,464	—	—
HSBC Securities USA, Inc.	6,197,464	6,197,464	—	—
Jefferies LLC	6,197,464	6,197,464	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,303,948	1,303,948	—	—
Nomura Securities International, Inc.	6,197,464	6,197,464	—	—
River Road Dividend All Cap Value II
Citigroup Global Markets, Inc.	$1,414,309	$1,414,309	—	—
Daiwa Capital Markets America	1,414,309	1,414,309	—	—
HSBC Securities USA, Inc.	1,414,309	1,414,309	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	297,564	297,564	—	—
Nomura Securities International, Inc.	1,414,309	1,414,309	—	—
Montag & Caldwell Mid Cap Growth
HSBC Securities, Inc.	$499,381	$499,381	—	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
LMCG Small Cap Growth
Cantor Fitzgerald Securities, Inc.	$1,782,927	$1,782,927	—	—
Citigroup Global Markets, Inc.	1,782,927	1,782,927	—	—
Daiwa Capital Markets America	1,782,927	1,782,927	—	—
HSBC Securities USA, Inc.	1,782,927	1,782,927	—	—
Jefferies LLC	375,167	375,167	—	—
River Road Small-Mid Cap Value
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	—	—
Credit Suisse Securities (USA) LLC	1,000,000	1,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	65,477	65,477	—	—
River Road Small Cap Value
Citigroup Global Markets, Inc.	$3,138,984	$3,138,984	—	—
Daiwa Capital Markets America	3,138,984	3,138,984	—	—
HSBC Securities USA, Inc.	3,138,984	3,138,984	—	—
Jefferies LLC	660,497	660,497	—	—
Nomura Securities International, Inc.	3,138,984	3,138,984	—	—
Silvercrest Small Cap
Citigroup Global Markets, Inc.	$3,087,939	$3,087,939	—	—
HSBC Securities USA, Inc.	3,087,939	3,087,939	—	—
Jefferies LLC	3,087,939	3,087,939	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	649,715	649,715	—	—
Nomura Securities International, Inc.	3,087,939	3,087,939	—	—
GW&K U.S. Small Cap Growth
Daiwa Capital Markets America	$1,000,000	$1,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	143,996	143,996	—	—
HSBC Securities USA, Inc.	1,000,000	1,000,000	—	—
DoubleLine Core Plus Bond
Citigroup Global Markets, Inc.	$1,000,000	$1,000,000	—	—
Credit Suisse Securities (USA) LLC	1,000,000	1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	124,384	124,384	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—
Guardian Capital Global Dividend
Credit Suisse Securities (USA) LLC	$1,000,000	$1,000,000	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	22,931	22,931	—	—
Pictet International
Citigroup Global Markets, Inc.	$6,740,433	$6,740,433	—	—
HSBC Securities USA, Inc.	6,740,433	6,740,433	—	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Jefferies LLC	6,740,433	6,740,433	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,418,229	1,418,229	—	—
Nomura Securities International, Inc.	6,740,433	6,740,433	—	—
Value Partners Asia Dividend
Cantor Fitzgerald Securities, Inc.	$32,121	$32,121	—	—

13. REGULATORY UPDATES

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X, which sets forth the form and content of financial statements. Effective August 1, 2017, the Funds have adopted these amendments and noted no significant impact on the financial statements and accompanying notes.

14. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements except for the following: Effective November 1, 2017, except Montag & Caldwell Growth, Fairpointe Mid Cap, River Road Small Cap Value, and Pictet International, the Investment Manager, for a period of up to 36 months, may recover from each Fund fees waived and expenses paid pursuant to the contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements to exceed the contractual expense limitation amount.

TAX INFORMATION (unaudited)

The Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2017:

AMG Managers Pictet International Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $2,574,353 and $41,551,988, respectively.

AMG Managers Guardian Capital Global Dividend Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $47,319 and $688,290, respectively.

AMG Managers Value Partners Asia Dividend Fund

▶ The total amount of taxes paid and income sourced from foreign countries was $25,048 and $359,641, respectively.

Pursuant to section 852 of the Internal Revenue Code, the Funds each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2017, or if subsequently determined to be different, the net capital gains of such period as follows:

Fund	Amount
River Road Focused Absolute Value	$48,044
Montag & Caldwell Growth	128,952,853
River Road Dividend All Cap Value	59,243,471
River Road Dividend All Cap Value II	4,773,190
Fairpointe Mid Cap	211,962,047
Montag & Caldwell Mid Cap Growth	589,361
River Road Small-Mid Cap Value	2,962,623

Fund	Amount
River Road Small Cap Value	$5,674,974
Silvercrest Small Cap	1,787,048
GW&K U.S. Small Cap Growth	58,641
Lake Partners LASSO Alternatives	387,316
Pictet International	627,413
Montag & Caldwell Balanced	2,148,266

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF AMG FUNDS IV:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets, and of cash flows (statement of cash flows only for AMG River Road Long-Short Fund) and the financial highlights present fairly, in all material respects, the financial position of the nineteen funds listed in Note 1 (the “Funds”) comprising AMG Funds IV as of October 31, 2017, the results of each of their operations and cash flows for AMG River Road Long-Short Fund for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods ended from October 31, 2013 through October 31, 2015 for the Funds were audited by another independent registered public accounting firm whose report dated December 22, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2017

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2016	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2016	Edward J. Kaier, 72
• Oversees 61 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2016	Kurt A. Keilhacker, 54
• Oversees 63 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2016	Steven J. Paggioli, 67
• Oversees 61 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2016	Richard F. Powers III, 71
• Oversees 61 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 59
• Trustee since 2016 • Oversees 63 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2016	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund Complex	Lecturer, Babson College (2007-Present).

• Trustee since 2016	Thomas R. Schneeweis, 70
• Oversees 61 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2016	Christine C. Carsman, 65
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2016	Jeffrey T. Cerutti, 49
• Principal Executive Officer since 2016 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); Chief Executive Officer, President and Principal Executive Officer, AMG Funds IV, (2015-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer	Keitha L. Kinne, 59
since 2016	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 52
• Chief Legal Officer since 2016	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV, (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 51

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 50

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

AMG Funds

Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 50

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2016

Patrick J. Spellman, 43

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present);Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 32

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Marc J. Peirce, 55

Director, Legal and Compliance, AMG Funds LLC (2017-Present); Vice President, Compliance Officer, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds IV (2001-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Vice President, Aston Asset Management, LLC (1998-2016); Assistant Chief Compliance Officer, Aston Asset Management, LLC (2006-2016).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers DoubleLine Core Plus Bond Fund (formerly ASTON/DoubleLine Core Plus Fixed Income Fund), AMG Managers Fairpointe Focused Equity Fund (formerly ASTON/Fairpointe Focused Equity Fund), AMG Managers Fairpointe Mid Cap Fund (formerly ASTON/Fairpointe Mid Cap Fund), AMG Managers Guardian Capital Global Dividend Fund (formerly ASTON/Guardian Capital Global Dividend Fund), AMG Managers Lake Partners LASSO Alternatives Fund (formerly ASTON/Lake Partners LASSO Alternatives Fund), AMG Managers LMCG Small Cap Growth Fund (formerly ASTON/LMCG Small Cap Growth Fund), AMG Managers Montag & Caldwell Balanced Fund (formerly ASTON/Montag & Caldwell Balanced Fund), AMG Managers Montag & Caldwell Growth Fund (formerly ASTON/Montag & Caldwell Growth Fund), AMG Managers Montag & Caldwell Mid Cap Growth Fund (formerly ASTON/Montag & Caldwell Mid Cap Growth Fund), AMG Managers Pictet International Fund (formerly ASTON/Pictet International Fund), AMG River Road Dividend All Cap Value Fund (formerly ASTON/River Road Dividend All Cap Value Fund), AMG River Road Dividend All Cap Value Fund II (formerly ASTON/River Road Dividend All Cap Value Fund II), AMG River Road Focused Absolute Value Fund (formerly ASTON/River Road Focused Absolute Value Fund), AMG River Road Long-Short Fund (formerly ASTON/River Road Long-Short Fund), AMG River Road Small-Mid Cap Value Fund (formerly AMG River Road Select Value Fund), AMG River Road Small Cap Value Fund (formerly ASTON/River Road Small Cap Value Fund), AMG Managers Silvercrest Small Cap Fund (formerly ASTON/Silvercrest Small Cap Fund), AMG GW&K U.S. Small Cap Growth Fund (formerly ASTON Small Cap Fund) and AMG Managers Value Partners Asia Dividend Fund (formerly ASTON/Value Partners Asia Dividend Fund): Approval of Investment Advisory and Sub-Investment Advisory Agreements on June 28-29, 2017

At an in-person meeting held on June 28-29, 2017, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Advisory Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment

Manager”) for each of AMG Managers DoubleLine Core Plus Bond Fund (formerly ASTON/DoubleLine Core Plus Fixed Income Fund), AMG Managers Fairpointe Focused Equity Fund (formerly ASTON/Fairpointe Focused Equity Fund), AMG Managers Fairpointe Mid Cap Fund (formerly ASTON/Fairpointe Mid Cap Fund), AMG Managers Guardian Capital Global Dividend Fund (formerly ASTON/Guardian Capital Global Dividend Fund), AMG Managers Lake Partners LASSO Alternatives Fund (formerly ASTON/Lake Partners LASSO Alternatives Fund), AMG Managers LMCG Small Cap Growth Fund (formerly ASTON/LMCG Small Cap Growth Fund), AMG Managers Montag & Caldwell Balanced Fund (formerly ASTON/Montag & Caldwell Balanced Fund), AMG Managers Montag & Caldwell Growth Fund (formerly ASTON/Montag & Caldwell Growth Fund), AMG Managers Montag & Caldwell Mid Cap Growth Fund (formerly ASTON/Montag & Caldwell Mid Cap Growth Fund), AMG Managers Pictet International Fund (formerly ASTON/Pictet International Fund), AMG River Road Dividend All Cap Value Fund (formerly ASTON/River Road Dividend All Cap Value Fund), AMG River Road Dividend All Cap Value Fund II (formerly ASTON/River Road Dividend All Cap Value Fund II), AMG River Road Focused Absolute Value Fund (formerly ASTON/River Road Focused Absolute Value Fund), AMG River Road Long-Short Fund (formerly ASTON/River Road Long-Short Fund), AMG River Road Small-Mid Cap Value Fund (formerly AMG River Road Select Value Fund), AMG River Road Small Cap Value Fund (formerly ASTON/River Road Small Cap Value Fund), AMG Managers Silvercrest Small Cap Fund (formerly ASTON/Silvercrest Small Cap Fund), AMG GW&K U.S. Small Cap Growth Fund (formerly ASTON Small Cap Fund) and AMG Managers Value Partners Asia Dividend Fund (formerly ASTON/Value Partners Asia Dividend Fund) (each, a “Fund,” and collectively, the “Funds”) and separately Amendment No. 1 thereto dated October 1, 2016 and separately an amendment, to be effective July 1, 2017, to the Investment Advisory Agreement with respect to AMG Managers Pictet International Fund (collectively, the “Investment Advisory Agreement”) and (ii) each Sub-Investment Advisory Agreement, as amended at any time prior to the date of the meeting, with the applicable Subadviser for each of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe Focused Equity Fund, AMG Managers Fairpointe Mid Cap Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Balanced Fund,

AMG Managers Montag & Caldwell Growth Fund, AMG Managers Montag & Caldwell Mid Cap Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund and AMG Managers Value Partners Asia Dividend Fund, and separately an amendment, to be effective July 1, 2017, to the Sub-Investment Advisory Agreement for AMG Managers Pictet International Fund (collectively, the “Subadvisory Agreements”)1. The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Advisory Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 28-29, 2017, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisers under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

1	At an in-person meeting held on January 11, 2016, the Board of Trustees, and separately a majority of the Independent Trustees, approved the Sub-Investment Advisory Agreement with respect to AMG GW&K U.S. Small Cap Growth Fund, which was subsequently approved by Fund shareholders at a special meeting held on June 30, 2016, for an initial two-year period.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the

232

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Advisory Agreement and supervising each Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including, without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to or replacements of any Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Advisory Agreement and applicable law. With respect to AMG GW&K U.S. Small Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund, the Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Advisory Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for certain Funds, as described below. The Trustees also considered the Investment Manager’s risk management processes.

For each applicable Fund, the Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at each Subadviser with portfolio management responsibility for a Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the

Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement(s). The Trustees also considered each Subadviser’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the various changes in management, administrative and shareholder servicing fee rates that were implemented during the past year for the applicable Funds, noting that the Investment Manager provides administrative and shareholder services to the Funds pursuant to an Administrative Agreement with the Funds. The Trustees noted that, effective July 1, 2017, the management fee rate for AMG Managers Pictet International Fund will be reduced. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made

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from River Road Asset Management, LLC (“River Road”) and GW&K Investment Management, LLC (“GW&K”) to the Investment Manager, and any other payments made or to be made from the Investment Manager to River Road and GW&K. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for AMG GW&K U.S. Small Cap Growth Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe Focused Equity Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Balanced Fund, AMG Managers Montag & Caldwell Mid Cap Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG Managers Silvercrest Small Cap Fund and AMG Managers Value Partners Asia Dividend Fund.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the enterprise and entrepreneurial risks undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to maintain contractual expense limitations, as described above, from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current and proposed advisory fee structure, as applicable, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Advisory Agreement and supervising each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time (after noting the fee rate changes made at the meeting). With respect to economies of scale, the Trustees also noted that, as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the fee payable by the Investment Manager to each of DoubleLine Capital LP, Fairpointe Capital LLC, Guardian Capital LP, Lake Partners, Inc., LMCG Investments, LLC, Montag & Caldwell, LLC, Pictet Asset Management Limited, Silvercrest Asset Management Group LLC and Value Partners Hong Kong, Limited (each, an “Unaffiliated Subadviser” and collectively, the “Unaffiliated Subadvisers”), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Unaffiliated Subadvisers. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Unaffiliated Subadvisers, including, among others, the indirect benefits that each Unaffiliated Subadviser may receive from its relationship with a Fund, including any so-called “fallout benefits” to the Unaffiliated Subadvisers, such as reputational value derived from the Unaffiliated Subadvisers serving as Subadviser to a Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each Unaffiliated Subadviser and the profitability to each Unaffiliated Subadviser of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by each of the Unaffiliated Subadvisers to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to River Road, the Trustees noted that River Road is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to River Road of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because River Road is an affiliate of the Investment Manager, a portion of River Road’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. With respect to each applicable Fund, the Board also took into account management’s discussion of the subadvisory fee structure, and the services River Road provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to River Road is reasonable and that River Road is not realizing material benefits from economies of scale that would warrant adjustments to the investment advisory or subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each applicable Fund, the Investment Manager and each Subadviser.

AMG Managers DoubleLine Core Plus Bond Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class I shares’ inception on July 18, 2011 through March 31, 2017 was above the median performance of

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the Peer Group and above the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed the Fund Benchmark and its Peer Group for all relevant time periods. The Trustees also noted that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 3-year period and since inception, and in the top quintile relative to its Peer Group for the 1-year and 5-year periods. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.61%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe Focused Equity Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2017 and for the period from the Class I shares’ inception on December 24, 2014 through March 31, 2017 was above and at, respectively, the median performance of the Peer Group and above and below, respectively, the performance of the Fund Benchmark, the Russell 1000® Index. The Trustees

also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees noted that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.82%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe Mid Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was above the median performance of the Peer Group and above, below, above and above, respectively, the performance of the Fund Benchmark, the S&P MidCap 400® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to its Peer Group and Fund Benchmark. The Trustees noted that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year, 5-year and 10-year periods and in the second quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Guardian Capital Global Dividend Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2017 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class I shares of the Fund ranked in the third quartile relative to its Peer Group for the period from inception through March 31, 2017. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain

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excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Lake Partners LASSO Alternative Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class I shares’ inception on April 1, 2009 through March 31, 2017 was below the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the HFRX Equity Hedge Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that Class I shares of the Fund ranked in the third quintile relative to the Peer Group for the 1-year and 5-year periods and for the period from inception through March 31, 2017. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.09%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

The Board considered that the Fund, as a fund of funds, invests primarily in other investment companies. The Board noted that the Fund historically has invested in underlying funds outside of the AMG Funds Family of Funds. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of the Independent Trustees, found that the advisory fees charged with respect to the Fund under the Investment Advisory Agreement are based on services provided that will be in addition to, rather than duplicative of, the services provided under the advisory agreement with respect to any underlying fund in which the Fund may invest.

AMG Managers LMCG Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class N shares’ inception on November 3, 2010 through March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class N shares of the Fund ranked in the third quartile relative to the Peer Group for the 5-year period. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.03%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Montag & Caldwell Balanced Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, below, below and above, respectively, the median performance of the Peer Group below the performance of the Fund Benchmark, a Composite Index (60% S&P 500 Index and 40% Bloomberg Barclays U.S. Government Credit Bond Index). The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class N shares of the Fund ranked in the second quintile relative to its Peer Group for the 10-year period and in the third quintile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.04%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense limitation arrangement and the

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considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Montag & Caldwell Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that Class N shares of the Fund ranked in the third quartile relative to its Peer Group for the 10-year period. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Montag & Caldwell Mid Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class N shares’ inception on November 2, 2007 through March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell

Midcap® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees noted that Class N shares of the Fund ranked in the third quintile relative to its Peer Group for the 3-year period and in the third quartile relative to its Peer Group for the period from inception through March 31, 2017. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.95%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Pictet International Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2017 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2017 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the top quintile relative to the Peer Group for the period from inception through March 31, 2017 and in the top quartile relative to the Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that effective July 1, 2017, the Fund’s existing contractual expense limitation agreement will be replaced with a new contractual expense limitation agreement pursuant to which the Investment Manager has contractually agreed, through at least March 1, 2019, to lower the Fund’s contractual expense limitation from 1.08% to 0.98% of the Fund’s net annual operating expenses (subject to certain excluded expenses), subject to later reimbursement by the Fund in certain circumstances. The Trustees noted that, effective July 1, 2017, the Fund’s management fee rate was being reduced. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Dividend All Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to its Peer Group and the

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Fund Benchmark. The Trustees also noted that the 10-year performance results for Class N shares of the Fund ranked in the top quintile relative to its Peer Group and the 3-year performance results for Class N shares of the Fund ranked in the top quartile relative to its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Dividend All Cap Value Fund II

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2017 and for the period from the Class I shares’ inception on June 27, 2012 through March 31, 2017 was below, above and below, respectively, the median performance of the Peer Group and below, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to its Peer Group and the Fund Benchmark. The Trustees also noted that Class I shares of the Fund ranked in the top quintile relative to the Peer Group for the 3-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Focused Absolute Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2017 and for the period from the Fund’s inception on November 3, 2015 through March 31, 2017 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund outperformed its Peer Group and the Fund Benchmark for all relevant time periods. The Trustees noted that Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the period from inception through March 31, 2017 and in the top quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.71%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Long-Short Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class N shares’ inception on May 4, 2011 through March 31, 2017 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that Class N shares of the Fund ranked in the top half relative to its Peer Group for the period from inception through March 31, 2017 and in the third quintile relative to its Peer Group for the 1-year, 3-year and 5-year periods. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that, effective January 1, 2017, the Investment Manager has contractually agreed, through February 28, 2018, to lower the Fund’s contractual expense limitation from

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1.37% to 1.12% of the Fund’s net annual operating expenses (subject to certain excluded expenses). The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Small-Mid Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, above, below and below, respectively, the median performance of the Peer Group and above, above, below and below, respectively, the performance of the Fund Benchmark, the Russell 2500® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including its more recent improved performance relative to the Fund Benchmark. The Trustees also noted that Class N shares of the Fund ranked in the top quartile relative to its Peer Group for the 3-year period and in the third quintile relative to its Peer Group for the 1-year, 5-year and 10-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that, effective January 1, 2017, the Investment Manager has contractually agreed, through February 28, 2018, to lower the Fund’s contractual expense limitation from 1.19% to 1.04% of the Fund’s net annual operating expenses (subject to certain excluded expenses). The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment

Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Small Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below, above, below and below, respectively, the median performance of the Peer Group and below, above, below and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to its Peer Group and Fund Benchmark. The Trustees also noted that Class N shares of the Fund ranked in the second quintile relative to its Peer Group for the 3-year period and in the third quintile relative to its Peer Group for the 1-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2017 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager) and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Silvercrest Small Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2017 and for the period from the Class I shares’ inception on December 27, 2011 through March 31, 2017 was above the median performance of the Peer Group and below, above, above and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance of the Peer Group for all relevant periods and the reasons for the Fund’s more recent underperformance relative to the Fund Benchmark. The Trustees also noted that Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods and in the second quintile relative to its Peer Group for the 5-year period and since inception. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.08%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

239

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

AMG GW&K U.S. Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2017 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons given for the Fund’s underperformance and any actions being taken to address such performance. The Trustees specifically noted the change in the Fund’s Subadviser in February 2016 and that the performance record largely reflects that of the prior Subadviser. The Trustees also noted that Class N shares of the Fund ranked in the third quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.90%. The Trustees noted that the Investment Manager reduced the Fund’s expense limitation in 2016. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the

Investment Manager, the Fund’s advisory fees are reasonable.

AMG Managers Value Partners Asia Dividend Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2017 and for the period from the Fund’s inception on December 16, 2015 through March 31, 2017 was above the median performance of the Peer Group and above and below, respectively, the performance of the Fund Benchmark, the MSCI AC Asia ex Japan Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the second quintile relative to its Peer Group for all relevant periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2017 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 28, 2018, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.15%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Advisory Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Advisory Agreement and the applicable Subadvisory Agreement; (b) each Subadviser’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objective(s); and (c) the Investment Manager and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Advisory Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 28-29, 2017, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Advisory Agreement for each Fund and the Subadvisory Agreement for each of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe Focused Equity Fund, AMG Managers Fairpointe Mid Cap Fund, AMG Managers Guardian Capital Global Dividend Fund, AMG Managers Lake Partners LASSO Alternatives Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Balanced Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Montag & Caldwell Mid Cap Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund and AMG Managers Value Partners Asia Dividend Fund.

240

INVESTMENT MANAGER AND ADMINISTRATOR*

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	241

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

103117	AR082	amgfunds.com

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics. See attached exhibit (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $488,480 for 2017 and $389,373 for 2016.

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a). Tax Fees

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $105,265 for 2017 and $109,701 for 2016.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2017 and $0 for fiscal 2016, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)	(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)	(2) None.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Funds and Fund Service Providers for each of the last two fiscal years of the registrant was $186,115 for 2017 and $142,101 for 2016. For the fiscal year ended October 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $80,850 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	Exhibits.

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS IV

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 8, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date: January 8, 2018